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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21108

                          Pioneer Series Trust X
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  March 31


Date of reporting period:  April 1, 2016 through September 30, 2016


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.



                        Pioneer Dynamic
                        Credit Fund

--------------------------------------------------------------------------------
                        Semiannual Report | September 30, 2016
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     RCRAX
                        Class C     RCRCX
                        Class Y     RCRYX

                        [LOGO] PIONEER
                               Investment(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            10

Prices and Distributions                                                     11

Performance Update                                                           12

Comparing Ongoing Fund Expenses                                              15

Schedule of Investments                                                      17

Financial Statements                                                         37

Notes to Financial Statements                                                44

Approval of Investment Advisory Agreement                                    63

Trustees, Officers and Service Providers                                     68

                     Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16 1

President's Letter

Dear Shareowner,

While investors were greeted with a challenging market environment for the first several weeks of the new year, the U.S. market generated modest single-digit returns for both stocks and bonds through September 30th (the Bloomberg Barclays Aggregate Bond Index was up by 5.8% through 9/30/16, and the Standard & Poor's 500 Index was up by 7.8%). Yet, it is becoming increasingly clear that the investment landscape is undergoing significant change. For the past eight years, global central banks have been the dominant force in the markets by maintaining short-term interest rates at close to zero in an effort to stimulate economic growth. With little room to lower rates further, however, central banks may be losing their effectiveness. Many economies around the world are experiencing slow growth as they face a variety of challenges, including the shifting geopolitics driving "Brexit" - the United Kingdom's pending exit from the European Union - as well as related movements in Europe, limited productivity gains, aging populations, and transitioning economic models in China and other emerging markets. In the United States, gross domestic product grew at a rate of approximately 1.2% in the first half of 2016, although there are signs of stronger growth ahead, driven primarily by U.S. consumers.

Investors currently face a difficult environment. Government bond yields outside the U.S. are near zero and offer minimal opportunity to produce income. The central bank-driven bull market in riskier assets has pushed up valuations towards historic highs in the equity and investment-grade and high-yield corporate bond markets. Central banks have pledged to move gradually to normalize interest-rate policies as the global economy recovers, but it may take many years for this historic credit cycle to unwind. Politics may also influence markets or investor sentiment given the current global political landscape, with the U.S. elections in November, continued challenges with Brexit, and the December 2016 referendum on the Italian political system. These factors may make it even more challenging for investors to achieve returns similar to those experienced during periods of perceived market stability or economic growth. Against this backdrop, investors are likely to face challenges when it comes to finding opportunities for both income and capital appreciation, and while much has been made of passive investing, we believe all investment decisions are active choices.

Throughout Pioneer's history, we have believed in the importance of active management. During challenging market conditions, we view the value of active management as even more compelling. Our experienced and tenured investment teams focus on identifying value across global markets using

2 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16 proprietary research, careful risk management, and a long-term perspective. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
September 30, 2016

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                     Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16 3

Portfolio Management Discussion | 9/30/16

Corporate bonds, emerging markets debt, and other credit-sensitive securities enjoyed a strong comeback during the six-month period ended September 30, 2016. In the following interview, Michael Temple and Kevin Choy* discuss the principal factors that affected the performance of the Pioneer Dynamic Credit Fund during the period. Mr. Temple, a senior vice president, portfolio manager, and Director of Fixed-Income Credit Research at Pioneer, is responsible for the day-to-day management of the Fund, along with Mr. Choy, a vice president and portfolio manager at Pioneer.

Q How did the Fund perform during the six-month period ended September 30, 2016?

A Pioneer Dynamic Credit Fund's Class A shares returned 7.56% at net asset value during the six-month period ended September 30, 2016, while the Fund's benchmark, the Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Index (the BofA ML Index), returned 0.31%. During the same period, the average return of the 310 mutual funds in Lipper's Alternative Credit Focus Funds category was 4.33%, and the average return of the 430 mutual funds in Morningstar's Non-Traditional Bond Funds category was 3.99%.

Q How would you describe the investment environment in the fixed-income market during the six-month period ended September 30, 2016, and how did you manage the Fund in response to the various developments?

A For most of 2015, when the global economy appeared to weaken and energy and commodity prices were in decline, the credit-sensitive sectors of the fixed-income market, and high-yield and investment-grade bonds in particular, performed poorly as yield spreads widened. (Yield, or credit spreads, reflect the differences in yields between higher-quality securities, typically Treasuries, and lower-quality securities with similar maturities). As spreads widen, higher-quality debt tends to outperform lower-quality securities, and the reverse is true when spreads tighten, as lower-quality debt then typically outperforms. We started adding to the Fund's credit-sensitive positions in the final calendar quarter of 2015, prior to the beginning of the six-month period, after we saw that spreads had widened to extraordinary levels (reflecting the relatively low prices of highly credit-sensitive securities, and the perception that corporate credit could outperform other asset classes).

* Note to shareholders: Kevin Choy, a vice president and portfolio manager at Pioneer, became a portfolio manager of the Fund effective May 27, 2016, joining Michael Temple, Senior Vice President and Director of Fixed-Income Credit Research at Pioneer, who has been a portfolio manager of the Fund since its inception in 2011. In addition, effective May 27, 2016, Thomas Swaney no longer served as a portfolio manager of the Fund.

4 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16

    The move to shift some of the Fund's capital allocations prior to the six-month period proved timely, as evidence started to accumulate that global economic fundamentals were stabilizing. Oil and commodity prices began to strengthen, non-U.S. currencies, too, began strengthening against the U.S. dollar, and the U.S. Federal Reserve (the Fed) suggested it was not likely to increase interest rates aggressively this year, even opting not to raise rates at its September meeting. This combination of factors propped-up investor confidence in the economic outlook, triggering a dramatic, positive response in the fixed-income market. During that time, highly credit-sensitive parts of the market bottomed in price and then started rising, led by domestic high-yield bonds. The market sustained and built upon those gains throughout the six-month period, with only a very brief - albeit dramatic - interruption when the British electorate voted in late June to exit the European Union ("Brexit").

    Ultimately, the Fund's increased allocation to high-yield and investment-grade credits paid off during the six-month period ended September 30, 2016, and provided a substantial boost to benchmark-relative performance.

Q How did you increase the portfolio's credit exposure, specifically, and how did those decisions affect the Fund's benchmark-relative performance during the six-month period ended September 30, 2016?

A In the final quarter of 2015 and the first quarter of 2016, we increased the portfolio's exposure to energy-sector debt, focusing on higher-quality master limited partnerships (MLPs) rather than the commodity-price-sensitive segments of the energy group, such as exploration-and-production companies. The size of the Fund's energy position increased from a low of between 4% and 5% of invested assets to a range of 13% to 15% by the end of the second calendar quarter of 2016, with the holdings about evenly divided between investment-grade and high-yield debt. We also increased the portfolio's exposure to securities in the lower parts of the capital structures of large banks and financial institutions. In addition, to a lesser extent, we raised the level of the Fund's investments in the debt of telecommunication services, health care, and consumer discretionary companies.

    Over the six-month period, as the price of oil in world markets increased, the greater size of the Fund's allocation to the energy industry proved to be the most significant driver of positive benchmark-relative performance. The most noteworthy energy holding that outperformed during the period was the high-yield debt of Williams Companies, a mid-stream pipeline company. Holdings of three other pipeline companies, each of which had

                     Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16 5 issued investment-grade debt, also stood out as big positive contributors to the Fund's benchmark-relative returns during the period: Enbridge Energy Partners, Boardwalk Pipeline Partners, and Plains All American Pipeline.

    Elsewhere, even though the Fund was underweight in the strong-performing metals & mining sector, good security selection results aided benchmark-relative returns, led by the portfolio's exposure to the debt of ArcelorMittal and Fortescue Metals.

    Despite its outperformance of the benchmark during the period, the Fund did own some securities that lagged, including the portfolio's position in the debt of Charter Communications, a domestic cable communications company. Charter is a higher-quality company with relatively stable, non-cyclical earnings, but its debt underperformed during the six-month period as the securities of lower-quality and more cyclical companies fared better.

Q Did you invest the Fund in any derivative securities during the six-month period ended September 30, 2016? If so, did the positions have a material effect on benchmark-relative performance?

A Yes, investments in derivative securities usually are a core part of our investment strategy for the Fund. During the past six months, we invested the portfolio in credit derivatives - both single-name and index - as part of our strategy to increase the Fund's credit exposure. The increased exposure to credit default swaps, including swaps of ArcelorMittal, helped the Fund's benchmark-relative results. In addition, we invested in some options to mitigate risk should the credit sectors decline in price. During a period in which the credit sectors gained significant ground, the options added a cost to the Fund, while not contributing any positive performance.

    We also invested in U.S. Treasury futures transactions to manage the portfolio's overall duration. The Treasury futures did not have a material influence on Fund performance. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)

Q Did the Fund's income generation, or yield, change at all during the six-month period ended September 30, 2016? If so, what were the reasons for the changes?

A No. The Fund's income levels and distributions to shareholders remained stable over the six-month period.

6 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16

Q   What is your investment outlook?

A Our outlook has become more cautious, and we have begun positioning the Fund somewhat more defensively, both in terms of sector allocations and credit quality, in light of slow global economic growth trends, the potential for increased market volatility, and the recent higher prices of corporate debt.

    As of September 30, 2016, the Fund's largest asset-class weightings are in high-yield corporates, investment-grade corporates, floating-rate bank loans, structured credit, and insurance-linked debt. We have focused the Fund's investments on industry groups that derive most of their revenues from fees or subscriptions, have favorable regulatory trends, and tend to be resilient to changing conditions normally seen late in economic cycles. By sector, the Fund's largest weightings at period end were in energy (mostly MLPs), financials, telecommunication services, and health care. In each industry group, we have focused our attention on higher-quality issuers of debt securities with greater liquidity (i.e., debt that is more easily tradable).

    Intensive credit research is vital to our investment style in managing the Fund. In an environment featuring relatively light credit spreads, we think it is critically important to take advantage of unusual investment ideas that derive from our analysts' best research. We continue to emphasize our highest-conviction themes in the Fund's portfolio, the ones we think have the potential to provide solid risk-adjusted returns.

                     Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16 7

Please refer to the Schedule of Investments on pages 17-36 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Pioneer Dynamic Credit Fund has the ability to invest in a wide variety of debt securities.

The Fund may invest in underlying funds, including ETFs. In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

The Fund and some of the underlying funds utilize strategies that have a leveraging effect on the Fund, which increases the volatility of investment returns and subjects the Fund to magnified losses if the Fund's or an underlying fund's investments decline in value.

The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund may invest in floating-rate loans. The value of collateral, if any, securing a floating-rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund may invest in event-linked bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the nonoccurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

8 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16

The Fund may invest in zero coupon bonds and payment-in-kind securities, which may be more speculative and fluctuate more in value than other fixed income securities. The accrual of income from these securities are payable as taxable annual dividends to shareholders.

Investments in equity securities are subject to price fluctuation.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed-income securities generally falls.

The Fund may invest in mortgage-backed securities, which during times of fluc-tuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

High-yield bonds possess greater price volatility, illiquidity, and possibility of default.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

The Fund is not intended to outperform stocks and bonds during strong market rallies.

These risks may increase share price volatility.

Please see the prospectus for a more complete discussion of the Fund's risks.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                     Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16 9

Portfolio Summary | 9/30/16

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                     57.2%
Senior Secured Loans                                                     10.5%
International Corporate Bonds                                             9.3%
Collateralized Mortgage Obligations                                       8.3%
Exchange Traded Fund                                                      4.8%
Asset Backed Securities                                                   3.7%
Convertible Preferred Stocks                                              1.2%
Foreign Government Bonds                                                  1.1%
Temporary Cash Investments                                                1.1%
Municipal Bonds                                                           1.1%
Mutual Fund Closed                                                        0.8%
U.S. Government Securities                                                0.6%
U.S. Common Stocks                                                        0.3%
International Common Stocks                                               0.0%**
Convertible Corporate Bonds                                               0.0%**

* Includes investments in insurance linked securities totaling 3.5% of total investment portfolio.

**  Amount rounds to less than 0.1%.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)***

 1. PowerShares Senior Loan Portfolio                                      4.84%
--------------------------------------------------------------------------------
 2. JPMorgan Chase & Co., Floating Rate Note, 8/29/49 (Perpetual)          1.79
--------------------------------------------------------------------------------
 3. Citigroup, Inc., Floating Rate Note, 12/31/49 (Perpetual)              1.59
--------------------------------------------------------------------------------
 4. CenturyLink, Inc., 5.8%, 3/15/22                                       1.44
--------------------------------------------------------------------------------
 5. HCA, Inc., 5.25%, 4/15/25                                              1.43
--------------------------------------------------------------------------------
 6. EnLink Midstream Partners LP, 4.15%, 6/1/25                            1.33
--------------------------------------------------------------------------------
 7. The Williams Companies, Inc., 4.55%, 6/24/24                           1.17
--------------------------------------------------------------------------------
 8. Videotron, Ltd., 5.375%, 6/15/24 (144A)                                1.15
--------------------------------------------------------------------------------
 9. Credit Agricole SA, Floating Rate Note, 12/31/49 (Perpetual) (144A)    1.15
--------------------------------------------------------------------------------
10. Frontier Communications Corp., 10.5%, 9/15/22                          1.11
--------------------------------------------------------------------------------

*** This list excludes temporary cash investments and derivative instruments.
    The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16

Prices and Distributions | 9/30/16

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                     9/30/16                        3/31/16
--------------------------------------------------------------------------------
          A                         $9.40                           $8.99
--------------------------------------------------------------------------------
          C                         $9.37                           $8.97
--------------------------------------------------------------------------------
          Y                         $9.44                           $9.03
--------------------------------------------------------------------------------

Distributions per Share: 4/1/16-9/30/16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          Short-Term             Long-Term
         Class         Dividends         Capital Gains          Capital Gains
--------------------------------------------------------------------------------
          A             $0.2630               $--                   $--
--------------------------------------------------------------------------------
          C             $0.2274               $--                   $--
--------------------------------------------------------------------------------
          Y             $0.2793               $--                   $--
--------------------------------------------------------------------------------

The Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Index is an unmanaged index that tracks the performance of a synthetic asset paying the London Interbank Offered Rate (LIBOR), with a constant 3-month average maturity. The index is based on the assumed purchase at par value of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day's 3-month LIBOR rate. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-14.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16 11

Performance Update | 9/30/16                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Dynamic Credit Fund at public offering price during the periods shown, compared to that of the Bank of America
(BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2016)
--------------------------------------------------------------------------------
                                              BofA ML
                 Net           Public         U.S. Dollar
                 Asset         Offering       3-Month
                 Value         Price          LIBOR
Period           (NAV)         (POP)          Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)        3.37%         2.50%          0.35%
5 Years          4.62          3.67           0.36
1 Year           7.18          2.34           0.49
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                             Pioneer Dynamic                 BofA ML U.S. Dollar
                             Credit Fund                     3-Month LIBOR Index
4/11                         $ 9,550                         $10,000
9/11                         $ 9,122                         $10,009
9/12                         $10,086                         $10,058
9/13                         $10,483                         $10,090
9/14                         $10,957                         $10,114
9/15                         $10,665                         $10,140
9/16                         $11,431                         $10,190

Expense Ratio
(Per prospectus dated August 1, 2016)
--------------------------------------------------------------------------------
          Gross
--------------------------------------------------------------------------------
          1.19%
--------------------------------------------------------------------------------

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16

Performance Update | 9/30/16                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Dynamic Credit Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2016)
--------------------------------------------------------------------------------
                                              BofA ML
                                              U.S. Dollar
                                              3-Month
                 If            If             LIBOR
Period           Held          Redeemed       Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)        2.56%         2.56%           0.35%
5 Years          3.80          3.80            0.36
1 Year           6.38          6.38            0.49
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2016)
--------------------------------------------------------------------------------
                 Gross
--------------------------------------------------------------------------------
                 1.95%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                             Pioneer Dynamic                 BofA ML U.S. Dollar
                             Credit Fund                     3-Month LIBOR Index
4/11                         $10,000                         $10,000
9/11                         $ 9,517                         $10,009
9/12                         $10,434                         $10,058
9/13                         $10,753                         $10,090
9/14                         $11,156                         $10,114
9/15                         $10,778                         $10,140
9/16                         $11,466                         $10,190

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16 13

Performance Update | 9/30/16                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Dynamic Credit Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2016)
--------------------------------------------------------------------------------
                                                 BofA ML
                                 Net             U.S. Dollar
                                 Asset           3-Month
                                 Value           LIBOR
Period                           (NAV)           Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)                        3.76%           0.35%
5 Years                          4.94            0.36
1 Year                           7.65            0.49
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2016)
--------------------------------------------------------------------------------
                                 Gross         Net
--------------------------------------------------------------------------------
                                 0.96%         0.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                             Pioneer Dynamic                 BofA ML U.S. Dollar
                             Credit Fund                     3-Month LIBOR Index
4/11                         $5,000,000                      $5,000,000
9/11                         $4,800,067                      $5,004,742
9/12                         $5,318,483                      $5,028,849
9/13                         $5,549,790                      $5,044,939
9/14                         $5,816,604                      $5,057,112
9/15                         $5,674,308                      $5,069,978
9/16                         $6,108,169                      $5,095,071

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through August 1, 2017, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an invest-ment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Dynamic Credit Fund

Based on actual returns from April 1, 2016, through September 30, 2016.

--------------------------------------------------------------------------------
Share Class                                A              C              Y
--------------------------------------------------------------------------------
Beginning Account                      $1,000.00      $1,000.00       $1,000.00
Value on 4/1/16
--------------------------------------------------------------------------------
Ending Account Value                   $1,075.60      $1,070.60       $1,077.20
(after expenses) on 9/30/16
--------------------------------------------------------------------------------
Expenses Paid                          $    6.04      $   10.02       $    4.43
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.16%, 1.93%, and 0.85% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Dynamic Credit Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from April 1, 2016, through September 30, 2016.

--------------------------------------------------------------------------------
Share Class                                A              C              Y
--------------------------------------------------------------------------------
Beginning Account                      $1,000.00      $1,000.00       $1,000.00
Value on 4/1/16
--------------------------------------------------------------------------------
Ending Account Value                   $1,019.25      $1,015.39       $1,020,81
(after expenses) on 9/30/16
--------------------------------------------------------------------------------
Expenses Paid                          $    5.87      $    9.75       $    4.31
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.16%, 1.93%, and 0.85% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

16 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16

Schedule of Investments | 9/30/16 (unaudited)

--------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                         Value
--------------------------------------------------------------------------------------------------
                                  CONVERTIBLE CORPORATE BONDS -- 0.0%+
                                  MATERIALS -- 0.0%+
                                  Diversified Metals & Mining -- 0.0%+
           134,843                Mirabela Nickel, Ltd., 9.5%, 6/24/19 (144A)
                                  (0.0% cash, 9.5% PIK) (PIK) (d)                     $     11,462
--------------------------------------------------------------------------------------------------
                                  Steel -- 0.0%+
EURO        73,160                New World Resources NV, 4.0%, 10/7/20 (144A)
                                  (4.0% cash, 8.0% PIK) (PIK) (d)                     $     12,332
                                                                                      ------------
                                  Total Materials                                     $     23,794
--------------------------------------------------------------------------------------------------
                                  TOTAL CONVERTIBLE CORPORATE BONDS
                                  (Cost $190,107)                                     $     23,794
--------------------------------------------------------------------------------------------------
                                  CONVERTIBLE PREFERRED STOCKS -- 1.2%
                                  BANKS -- 1.2%
                                  Diversified Banks -- 1.2%
               900                Bank of America Corp., 7.25%, 12/31/49
                                  (Perpetual)                                         $  1,098,756
             1,530                Wells Fargo & Co., 7.5% (Perpetual)                    2,002,158
                                                                                      ------------
                                                                                      $  3,100,914
                                                                                      ------------
                                  Total Banks                                         $  3,100,914
--------------------------------------------------------------------------------------------------
                                  TOTAL CONVERTIBLE PREFERRED STOCKS
                                  (Cost $3,120,105)                                   $  3,100,914
--------------------------------------------------------------------------------------------------
Shares
--------------------------------------------------------------------------------------------------
                                  COMMON STOCKS -- 0.0%+
                                  CAPITAL GOODS -- 0.0%+
                                  Industrial Machinery -- 0.0%+
             3,071                Liberty Tire Recycling LLC (d)                      $         31
                                                                                      ------------
                                  Total Capital Goods                                 $         31
--------------------------------------------------------------------------------------------------
                                  COMMERCIAL SERVICES & SUPPLIES -- 0.0%+
                                  Diversified Support Services -- 0.0%+
                 4                IAP Worldwide Services, Inc.                        $      4,854
                                                                                      ------------
                                  Total Commercial Services & Supplies                $      4,854
--------------------------------------------------------------------------------------------------
                                  INSURANCE -- 0.0%+
                                  Life & Health Insurance -- 0.0%+
            34,794                TopCo. Ltd. (d)                                     $     33,422
                                                                                      ------------
                                  Total Insurance                                     $     33,422
--------------------------------------------------------------------------------------------------
                                  TOTAL COMMON STOCKS
                                  (Cost $11,354)                                      $     38,307
--------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16 17

--------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                         Value
--------------------------------------------------------------------------------------------------
                                  ASSET BACKED SECURITIES -- 3.5%
                                  CONSUMER SERVICES -- 0.1%
                                  Hotels, Resorts & Cruise Lines -- 0.1%
           407,147                Westgate Resorts 2014-1 LLC, 5.5%, 12/20/26 (144A)  $    405,112
                                                                                      ------------
                                  Total Consumer Services                             $    405,112
--------------------------------------------------------------------------------------------------
                                  BANKS -- 3.3%
                                  Thrifts & Mortgage Finance -- 3.3%
           499,993                Axis Equipment Finance Receivables III LLC, 5.27%,
                                  5/20/20 (144A)                                      $    479,323
           435,137       3.72     Bayview Opportunity Master Fund Trust 2014-15RPL,
                                  Floating Rate Note, 10/28/19 (144A)                      434,255
           182,622       7.78     GE Mortgage Services LLC, Floating Rate
                                  Note, 3/25/27                                            114,743
           265,198                GLC Trust 2013-1, 3.0%, 7/15/21 (144A)                   260,955
           750,000                Leaf Receivables Funding 10 LLC, 5.21%,
                                  7/15/21 (144A)                                           748,850
           433,555       2.02     MortgageIT Trust 2005-1, Floating Rate
                                  Note, 2/25/35                                            388,583
           278,930       2.32     MortgageIT Trust 2005-1, Floating Rate
                                  Note, 2/25/35                                            238,607
           737,704                Navitas Equipment Receivables LLC 2013-1,
                                  5.82%, 6/15/19 (144A)                                    745,814
           710,500                Navitas Equipment Receivables LLC 2015-1,
                                  5.75%, 5/17/21 (144A)                                    704,856
           600,000       5.03     NCF Dealer Floorplan Master Trust, Floating Rate
                                  Note, 10/20/20 (144A)                                    589,628
           209,039                RASC Series 2003-KS5 Trust, 4.96%,
                                  7/25/33 (Step)                                           207,320
            83,529       6.55     Security National Mortgage Loan Trust 2007-1,
                                  Floating Rate Note, 4/25/37 (144A)                        83,460
         1,200,000       3.77     Silver Bay Realty 2014-1 Trust, Floating Rate
                                  Note, 9/18/31 (144A)                                   1,186,485
         1,628,337                Solarcity Lmc Series VI LLC, 4.8%, 9/21/48 (144A)      1,589,311
           999,308                VOLT XXV LLC, 4.5%, 6/26/45 (Step) (144A)                949,897
                                                                                      ------------
                                                                                      $  8,722,087
                                                                                      ------------
                                  Total Banks                                         $  8,722,087
--------------------------------------------------------------------------------------------------
                                  DIVERSIFIED FINANCIALS -- 0.1%
                                  Other Diversified Financial Services -- 0.1%
        249,972                   AXIS Equipment Finance Receivables II LLC,
                                  6.41%, 10/22/18 (144A)                              $    249,747
         78,596                   Sierra Timeshare 2011-3 Receivables Funding
                                  LLC, 9.31%, 7/20/28 (144A)                                79,145
                                                                                      ------------
                                                                                      $    328,892
                                                                                      ------------
                                  Total Diversified Financials                        $    328,892
--------------------------------------------------------------------------------------------------
                                  TOTAL ASSET BACKED SECURITIES
                                  (Cost $9,656,212)                                   $  9,456,091
--------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements.

18 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16

--------------------------------------------------------------------------------------------------
 Principal           Floating
 Amount ($)          Rate (b)                                                         Value
--------------------------------------------------------------------------------------------------
                                  COLLATERALIZED MORTGAGE
                                  OBLIGATIONS -- 8.0%
                                  BANKS -- 8.0%
                                  Thrifts & Mortgage Finance -- 8.0%
           350,000                A10 Securitization 2013-1 LLC, 4.7%,
                                  11/17/25 (144A)                                     $    350,056
           139,000                A10 Securitization 2013-1 LLC, 6.41%,
                                  11/17/25 (144A)                                          139,033
         1,400,000       3.92     ACRE Commercial Mortgage Trust 2014-FL2,
                                  Floating Rate Note, 8/15/31 (144A)                     1,364,117
           147,394       2.45     Bear Stearns ALT-A Trust 2003-3, Floating Rate
                                  Note, 10/25/33                                           136,504
            91,303       5.21     Bear Stearns Commercial Mortgage Securities
                                  Trust 2005-PWR7, Floating Rate Note, 2/11/41              91,170
         1,600,000       5.30     Bear Stearns Commercial Mortgage Securities
                                  Trust 2005-TOP20, Floating Rate Note, 10/12/42         1,585,575
           517,026       5.45     CD 2005-CD1 Commercial Mortgage Trust,
                                  Floating Rate Note, 7/15/44                              516,765
            36,245       5.89     CHL Mortgage Pass-Through Trust 2002-32,
                                  Floating Rate Note, 1/25/33                               37,158
         1,000,000       3.21     Citigroup Commercial Mortgage Trust 2014-GC23
                                  REMICS, Floating Rate Note, 7/12/47 (144A)               620,404
           400,000                Citigroup Commercial Mortgage Trust 2016-SMPL,
                                  4.509%, 9/10/31                                          399,983
           715,000       5.95     COBALT CMBS Commercial Mortgage Trust
                                  2007-C3, Floating Rate Note, 5/15/46                     681,376
           220,000       5.95     COBALT CMBS Commercial Mortgage Trust
                                  2007-C3, Floating Rate Note, 5/15/46                     183,279
         1,000,000       6.01     COMM 2007-C9 Mortgage Trust, Floating Rate
                                  Note, 12/10/49 (144A)                                    922,894
           100,000       5.02     COMM 2012-CCRE2 Mortgage Trust, Floating
                                  Rate Note, 8/17/45 (144A)                                 99,640
           200,000       4.07     COMM 2014-CCRE21 Mortgage Trust REMICS,
                                  Floating Rate Note, 12/10/47 (144A)                      161,278
           500,000       4.11     COMM 2014-UBS6 Mortgage Trust REMICS,
                                  Floating Rate Note, 12/10/47 (144A)                      397,977
           303,157       5.45     Credit Suisse First Boston Mortgage Securities
                                  Corp., Floating Rate Note, 6/25/33                         2,731
         1,150,000       5.10     Credit Suisse First Boston Mortgage Securities
                                  Corp., Floating Rate Note, 8/15/38                     1,158,301
         2,050,000       5.10     Credit Suisse First Boston Mortgage Securities
                                  Corp., Floating Rate Note, 8/15/38                     1,670,501
           500,000       3.74     CSAIL 2015-C4 Commercial Mortgage Trust
                                  REMICS, Floating Rate Note, 11/15/48                     401,577
           314,599                Global Mortgage Securitization, Ltd.,
                                  5.25%, 11/25/32 (144A)                                   193,060
           115,928                Global Mortgage Securitization, Ltd.,
                                  5.25%, 11/25/32 (144A)                                    62,021
           492,958                Global Mortgage Securitization, Ltd.,
                                  5.25%, 4/25/32 (144A)                                    467,244

   The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16 19

--------------------------------------------------------------------------------------------------
 Principal           Floating
 Amount ($)          Rate (b)                                                         Value
--------------------------------------------------------------------------------------------------
                                  Thrifts & Mortgage Finance -- (continued)
           100,527                Global Mortgage Securitization, Ltd.,
                                  5.25%, 4/25/32 (144A)                               $     66,854
           570,000       5.00     GMAT 2013-1 Trust, Floating Rate Note, 8/25/53           542,558
           705,000       3.47     GS Mortgage Securities Trust 2014-GSFL,
                                  Floating Rate Note, 7/15/31 (144A)                       684,321
           109,342                Homeowner Assistance Program Reverse Mortgage
                                  Loan Trust 2013-RM1, 4.0%, 5/26/53 (144A)                108,796
         1,200,000                JP Morgan Chase Commercial Mortgage Securities
                                  Trust 2006-CIBC16, 5.623%, 5/12/45                     1,204,045
         1,400,000       6.12     JP Morgan Chase Commercial Mortgage Securities
                                  Trust 2006-LDP7, Floating Rate Note, 4/17/45           1,034,350
         1,850,000       6.75     JP Morgan Chase Commercial Mortgage Securities
                                  Trust 2014-CBM MZ, Floating Rate Note,
                                  10/15/19 (144A)                                        1,838,326
           628,079       4.00     La Hipotecaria Panamanian Mortgage Trust 2007-1,
                                  Floating Rate Note, 12/23/36 (144A)                      615,517
           183,751                Merrill Lynch Mortgage Investors Trust Series 2006
                                  -AF1,5.75%, 8/25/36                                      144,950
           500,000                Morgan Stanley Capital I Trust 2016-UBS9, 3.0%,
                                  3/15/49 (144A)                                           390,505
         1,000,000                ORES 2014-LV3 LLC, 6.0%, 3/27/24 (144A)                1,000,000
           967,844       1.82     RESI Finance LP 2003-D, Floating Rate Note,
                                  12/10/35 (144A)                                          813,325
           250,000       5.58     Springleaf Mortgage Loan Trust 2013-1, Floating
                                  Rate Note, 6/25/58 (144A)                                251,668
            28,475       5.66     Wachovia Bank Commercial Mortgage Trust
                                  Series 2006-C24, Floating Rate Note, 3/15/45              28,439
           750,000                Wells Fargo Commercial Mortgage Trust 2016-BNK1,
                                  3.0%, 8/15/49 (144A)                                     584,836
           200,000       4.49     WFRBS Commercial Mortgage Trust 2013-C12,
                                  Floating Rate Note, 3/15/48 (144A)                       189,587
                                                                                      ------------
                                                                                      $ 21,140,721
                                                                                      ------------
                                  Total Banks                                         $ 21,140,721
--------------------------------------------------------------------------------------------------
                                  DIVERSIFIED FINANCIALS -- 0.0%+
                                  Other Diversified Financial Services -- 0.0%+
            80,348                Rialto Capital Management LLC, 2.85%,
                                  5/15/24 (144A)                                      $     80,197
                                                                                      ------------
                                  Total Diversified Financials                        $     80,197
--------------------------------------------------------------------------------------------------
                                  TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                  (Cost $22,578,600)                                  $ 21,220,918
--------------------------------------------------------------------------------------------------
                                  CORPORATE BONDS -- 63.6%
                                  ENERGY -- 12.0%
                                  Oil & Gas Equipment & Services -- 0.6%
         1,645,000                Halliburton Co., 3.8%, 11/15/25                     $  1,700,701
--------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements.

20 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16

--------------------------------------------------------------------------------------------------
 Principal           Floating
 Amount ($)          Rate (b)                                                         Value
--------------------------------------------------------------------------------------------------
                                  Oil & Gas Exploration & Production -- 0.4%
         1,000,000                WPX Energy, Inc., 7.5%, 8/1/20                      $  1,057,500
--------------------------------------------------------------------------------------------------
                                  Oil & Gas Refining & Marketing -- 1.3%
         3,505,000                EnLink Midstream Partners LP, 4.15%, 6/1/25         $  3,355,319
--------------------------------------------------------------------------------------------------
                                  Oil & Gas Storage & Transportation -- 9.7%
         2,575,000                Boardwalk Pipelines LP, 4.95%, 12/15/24             $  2,693,728
         1,140,000       5.85     DCP Midstream LLC, Floating Rate Note,
                                  5/21/43 (144A)                                           946,200
         2,125,000                Enbridge Energy Partners LP, 7.375%, 10/15/45          2,687,041
         1,760,000                Genesis Energy LP, 6.75%, 8/1/22                       1,813,469
           780,000                Kinder Morgan, Inc., Delaware, 4.3%, 6/1/25              810,663
           750,000                Kinder Morgan, Inc., Delaware, 5.3%, 12/1/34             747,731
         1,360,000                Kinder Morgan, Inc., Delaware, 5.55%, 6/1/45           1,395,212
         2,670,000                MPLX LP, 4.875%, 12/1/24                               2,761,650
         1,450,000                ONEOK, Inc., 6.875%, 9/30/28                           1,500,750
           925,000                ONEOK, Inc., 7.5%, 9/1/23                              1,036,000
         1,770,000                Plains All American Pipeline LP, 4.65%, 10/15/25       1,833,478
         2,200,000                Sabine Pass Liquefaction LLC, 5.625%, 2/1/21           2,323,750
         2,000,000                Sabine Pass Liquefaction LLC, 6.25%, 3/15/22           2,185,000
         2,900,000                The Williams Companies, Inc., 4.55%, 6/24/24           2,956,695
                                                                                      ------------
                                                                                      $ 25,691,367
                                                                                      ------------
                                  Total Energy                                        $ 31,804,887
--------------------------------------------------------------------------------------------------
                                  MATERIALS -- 1.9%
                                  Metal & Glass Containers -- 0.7%
         1,666,000                Ball Corp., 5.25%, 7/1/25                           $  1,795,115
--------------------------------------------------------------------------------------------------
                                  Diversified Metals and Mining -- 0.8%
         2,500,000                Freeport-McMoRan, Inc., 3.55%, 3/1/22               $  2,275,000
--------------------------------------------------------------------------------------------------
                                  Steel -- 0.4%
         1,000,000                Commercial Metals Co., 4.875%, 5/15/23              $    992,500
EURO        38,709       0.00     New World Resources NV, Floating Rate
                                  Note, 10/7/20 (d)                                          9,135
EURO        29,032       0.00     New World Resources NV, Floating Rate
                                  Note, 10/7/20 (d)                                          4,241
                                                                                      ------------
                                                                                      $  1,005,876
                                                                                      ------------
                                  Total Materials                                     $  5,075,991
--------------------------------------------------------------------------------------------------
                                  CAPITAL GOODS -- 2.4%
                                  Building Products -- 0.9%
         1,480,000                Masco Corp., 4.45%, 4/1/25                          $  1,572,500
           945,000                Standard Industries, Inc., 5.375%, 11/15/24 (144A)       973,350
                                                                                      ------------
                                                                                      $  2,545,850
--------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16 21

--------------------------------------------------------------------------------------------------
 Principal           Floating
 Amount ($)          Rate (b)                                                         Value
--------------------------------------------------------------------------------------------------
                                  Construction & Engineering -- 0.9%
         1,375,000                AECOM, 5.75%, 10/15/22                              $  1,444,176
         1,005,000                Amsted Industries, Inc., 5.0%, 3/15/22 (144A)          1,010,025
                                                                                      ------------
                                                                                      $  2,454,201
--------------------------------------------------------------------------------------------------
                                  Industrial Machinery -- 0.6%
         1,445,000                Cleaver-Brooks, Inc., 8.75%, 12/15/19 (144A)        $  1,513,638
                                                                                      ------------
                                  Total Capital Goods                                 $  6,513,689
--------------------------------------------------------------------------------------------------
                                  AUTOMOBILES & COMPONENTS -- 1.8%
                                  Auto Parts & Equipment -- 0.2%
           505,000                IHO Verwaltungs GmbH, 4.5%, 9/15/23 (144A) (PIK)    $    509,732
--------------------------------------------------------------------------------------------------
                                  Tires & Rubber -- 0.7%
         1,712,000                The Goodyear Tire & Rubber Co., 5.125%, 11/15/23    $  1,784,760
--------------------------------------------------------------------------------------------------
                                  Automobile Manufacturers -- 0.9%
         2,340,000                ZF North America Capital, Inc., 4.75%,
                                  4/29/25 (144A)                                      $  2,457,000
                                                                                      ------------
                                  Total Automobiles & Components                      $  4,751,492
--------------------------------------------------------------------------------------------------
                                  CONSUMER DURABLES & APPAREL -- 1.3%
                                  Homebuilding -- 1.3%
           765,000                DR Horton, Inc., 5.75%, 8/15/23                     $    875,925
         2,400,000                KB Home, 7.0%, 12/15/21                                2,580,000
                                                                                      ------------
                                                                                      $  3,455,925
                                                                                      ------------
                                  Total Consumer Durables & Apparel                   $  3,455,925
--------------------------------------------------------------------------------------------------
                                  CONSUMER SERVICES -- 1.8%
                                  Casinos & Gaming -- 1.8%
         1,125,000                International Game Technology Plc, 6.25%,
                                  2/15/22 (144A)                                      $  1,192,500
         2,000,000                International Game Technology Plc, 6.5%,
                                  2/15/25 (144A)                                         2,155,000
         1,250,000                Scientific Games International, Inc., 7.0%,
                                  1/1/22 (144A)                                          1,321,875
                                                                                      ------------
                                                                                      $  4,669,375
                                                                                      ------------
                                  Total Consumer Services                             $  4,669,375
--------------------------------------------------------------------------------------------------
                                  MEDIA -- 5.7%
                                  Broadcasting -- 1.7%
         2,510,000                CCO Holdings LLC, 5.5%, 5/1/26 (144A)               $  2,616,675
         1,985,000                CSC Holdings LLC, 5.5%, 4/15/27 (144A)                 2,029,662
                                                                                      ------------
                                                                                      $  4,646,337
--------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements.

22 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16

--------------------------------------------------------------------------------------------------
 Principal           Floating
 Amount ($)          Rate (b)                                                         Value
--------------------------------------------------------------------------------------------------
                                  Cable & Satellite -- 4.0%
      2,550,000                   DISH DBS Corp., 5.875%, 7/15/22                     $  2,620,712
        830,000                   Sirius XM Radio, Inc., 4.625%, 5/15/23 (144A)            830,000
      1,815,000                   Sirius XM Radio, Inc., 6.0%, 7/15/24 (144A)            1,935,244
      2,430,000                   Time Warner Cable LLC, 4.5%, 9/15/42                   2,318,849
      2,800,000                   Videotron, Ltd., 5.375%, 6/15/24 (144A)                2,912,000
                                                                                      ------------
                                                                                      $ 10,616,805
                                                                                      ------------
                                  Total Media                                         $ 15,263,142
--------------------------------------------------------------------------------------------------
                                  RETAILING -- 1.2%
                                  Internet Retail -- 1.2%
      1,300,000                   Expedia, Inc., 4.5%, 8/15/24                        $  1,368,672
      1,800,000                   The Priceline Group, Inc., 3.6%, 6/1/26                1,887,257
                                                                                      ------------
                                                                                      $  3,255,929
                                                                                      ------------
                                  Total Retailing                                     $  3,255,929
--------------------------------------------------------------------------------------------------
                                  FOOD, BEVERAGE & TOBACCO -- 1.9%
                                  Brewers -- 0.9%
      2,200,000                   Anheuser-Busch InBev Finance, Inc., 3.3%, 2/1/23    $  2,322,120
--------------------------------------------------------------------------------------------------
                                  Packaged Foods & Meats -- 0.4%
      1,000,000                   Dole Food Co., Inc., 7.25%, 5/1/19 (144A)           $  1,015,000
--------------------------------------------------------------------------------------------------
                                  Tobacco -- 0.6%
      1,515,000                   Reynolds American, Inc., 4.85%, 9/15/23             $  1,734,146
                                                                                      ------------
                                  Total Food, Beverage & Tobacco                      $  5,071,266
--------------------------------------------------------------------------------------------------
                                  HEALTH CARE EQUIPMENT & SERVICES -- 5.5%
                                  Health Care Services -- 0.7%
      1,675,000                   DaVita, Inc., 5.125%, 7/15/24                       $  1,708,500
--------------------------------------------------------------------------------------------------
                                  Health Care Facilities -- 2.0%
      3,390,000                   HCA, Inc., 5.25%, 4/15/25                           $  3,614,588
      1,740,000                   Kindred Healthcare, Inc., 8.0%, 1/15/20                1,770,450
                                                                                      ------------
                                                                                      $  5,385,038
--------------------------------------------------------------------------------------------------
                                  Managed Health Care -- 2.3%
      2,530,000                   Centene Corp., 6.125%, 2/15/24                      $  2,745,050
      1,780,000                   Molina Healthcare, Inc., 5.375%, 11/15/22              1,837,850
      1,415,000                   WellCare Health Plans, Inc., 5.75%, 11/15/20           1,460,988
                                                                                      ------------
                                                                                      $  6,043,888
--------------------------------------------------------------------------------------------------
                                  Health Care Technology -- 0.5%
      1,310,000                   Quintiles IMS, Inc., 5.0%, 10/15/26 (144A)          $  1,362,400
                                                                                      ------------
                                  Total Health Care Equipment & Services              $ 14,499,826
--------------------------------------------------------------------------------------------------
                                  PHARMACEUTICALS, BIOTECHNOLOGY &
                                  LIFE SCIENCES -- 1.0%
                                  Biotechnology -- 0.6%
      1,385,000                   Amgen, Inc., 5.375%, 5/15/43                        $  1,637,866
--------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16 23

--------------------------------------------------------------------------------------------------
 Principal           Floating
 Amount ($)          Rate (b)                                                         Value
--------------------------------------------------------------------------------------------------
                                  Pharmaceuticals -- 0.4%
         1,250,000                Endo, Ltd., 6.0%, 7/15/23 (144A)                    $  1,137,500
                                                                                      ------------
                                  Total Pharmaceuticals, Biotechnology &
                                  Life Sciences                                       $  2,775,366
--------------------------------------------------------------------------------------------------
                                  BANKS -- 3.9%
                                  Diversified Banks -- 3.2%
         1,445,000       6.30     Bank of America Corp., Floating Rate Note,
                                  12/31/49 (Perpetual)                                $  1,569,631
         3,880,000       5.90     Citigroup, Inc., Floating Rate Note, 12/31/49
                                  (Perpetual)                                            4,015,800
         2,730,000       8.12     Credit Agricole SA, Floating Rate Note, 12/31/49
                                  (Perpetual) (144A)                                     2,893,800
                                                                                      ------------
                                                                                      $  8,479,231
--------------------------------------------------------------------------------------------------
                                  Thrifts & Mortgage Finance -- 0.7%
         2,000,000                Provident Funding Associates LP, 6.75%,
                                  6/15/21 (144A)                                      $  2,017,500
                                                                                      ------------
                                  Total Banks                                         $ 10,496,731
--------------------------------------------------------------------------------------------------
                                  DIVERSIFIED FINANCIALS -- 6.6%
                                  Other Diversified Financial Services -- 2.8%
IDR 17,880,000,000                European Bank for Reconstruction & Development,
                                  7.375%, 4/15/19                                     $  1,393,908
IDR  6,860,000,000                European Investment Bank, 7.2%, 7/9/19 (144A)            526,498
         1,000,000                Fixed Income Trust Series 2013-A, 0.0%, 10/15/97
                                  (Step) (144A) (c)(d)                                     930,936
         4,100,000       6.75     JPMorgan Chase & Co., Floating Rate Note,
                                  8/29/49 (Perpetual)                                    4,525,375
           100,000       0.00     Tiers Trust, Floating Rate Note, 10/15/97 (144A)(d)      102,091
                                                                                      ------------
                                                                                      $  7,478,808
--------------------------------------------------------------------------------------------------
                                  Specialized Finance -- 0.7%
         1,120,000                Nationstar Mortgage LLC, 6.5%, 6/1/22               $  1,075,200
           725,000                Nationstar Mortgage LLC, 6.5%, 7/1/21                    710,500
                                                                                      ------------
                                                                                      $  1,785,700
--------------------------------------------------------------------------------------------------
                                  Consumer Finance -- 1.4%
         2,060,000       5.55     Capital One Financial Corp., Floating Rate Note,
                                  12/31/49 (Perpetual)                                $  2,096,050
         1,565,000                General Motors Financial Co., Inc., 3.7%, 5/9/23       1,591,696
                                                                                      ------------
                                                                                      $  3,687,746
--------------------------------------------------------------------------------------------------
                                  Asset Management & Custody Banks -- 0.7%
         2,000,000                JBS Investment Management, Ltd., 7.25%, 4/3/24      $  2,035,000
--------------------------------------------------------------------------------------------------
                                  Investment Banking & Brokerage -- 1.0%
         2,290,000                UBS AG, 7.625%, 8/17/22                             $  2,667,850
                                                                                      ------------
                                  Total Diversified Financials                        $ 17,655,104
--------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements.

24 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16

--------------------------------------------------------------------------------------------------
 Principal           Floating
 Amount ($)          Rate (b)                                                         Value
--------------------------------------------------------------------------------------------------
                                  INSURANCE -- 5.0%
                                  Life & Health Insurance -- 0.7%
         1,500,000       5.88     Prudential Financial, Inc., Floating Rate
                                  Note, 9/15/42                                       $  1,654,875
--------------------------------------------------------------------------------------------------
                                  Multi-line Insurance -- 1.0%
         2,500,000                Liberty Mutual Group, Inc., 4.25%, 6/15/23 (144A)   $  2,704,518
--------------------------------------------------------------------------------------------------
                                  Reinsurance -- 3.3%
           500,000                Arlington Segregated Account (Artex SAC Ltd.),
                                  Variable Rate Notes, 8/31/16 (f)(g)                 $     24,300
           250,000       3.84     Atlas IX Capital DAC, Floating Rate Note, 1/17/19
                                  (Cat Bond) (144A)                                        253,850
           500,000                Berwick Segregated Account (Artex SAC Ltd.),
                                  Variable Rate Note, 1/22/16 (f)(g)                        15,000
           500,000       6.85     Caelus Re, Ltd., Floating Rate Note, 4/7/17
                                  (Cat Bond) (144A)                                        511,950
           500,000                Carnosutie 2016-N,Segregated Account (Artex SAC
                                  Ltd.), Variable Rate Notes, 11/30/20 (f)(g)              536,650
         1,500,000                Carnoustie Segregated Account (Artex SAC Ltd.),
                                  Variable Rate Notes, 2/19/16 (f)(g)                       30,600
           250,000       4.68     Citrus Re, Ltd., Floating Rate Note, 4/18/17
                                  (Cat Bond) (144A)                                        251,600
           350,000       4.28     Citrus Re, Ltd., Floating Rate Note, 4/24/17
                                  (Cat Bond) (144A)                                        351,890
           500,000       7.69     Galileo Re, Ltd., Floating Rate Note, 1/9/17
                                  (Cat Bond) (144A)                                        505,850
           600,000       6.48     Gator Re, Ltd., Floating Rate Note, 1/9/17
                                  (Cat Bond) (144A)                                        584,100
           250,000       2.42     Golden State Re II, Ltd., Floating Rate Note,
                                  1/8/19 (Cat Bond) (144A)                                 247,175
           350,000       4.76     Kilimanjaro Re, Ltd., Floating Rate Note, 4/30/18
                                  (Cat Bond) (144A)                                        356,860
           400,000       5.00     Kilimanjaro Re, Ltd., Floating Rate Note, 4/30/18
                                  (Cat Bond) (144A)                                        409,520
           250,000                Lorenz Re, Ltd., Variable Rate Notes, 3/31/18 (f)(g)      17,500
         2,000,000                Pangaea Re, Series 2015-1, Principal at Risk
                                  Notes, 2/1/19 (f)(g)                                      78,400
         2,000,000                Pangaea Re, Series 2015-2, Principal at Risk
                                  Notes, 11/30/19 (f)(g)                                   208,800
         1,000,000                Pangaea Re., Variable Rate Notes, 2/1/20 (f)(g)        1,084,300
         2,000,000                Pangaea Re., Variable Rate Notes, 7/1/18 (f)(g)           36,000
         1,503,871                PI-4, Series C - 2014, (Artex SAC Ltd.), Variable
                                  Rate Notes, 7/7/16 (f)(g)                                 11,429
           700,000                Prestwick Segregated Account (Artex SAC Ltd.),
                                  Variable Rate Notes, 7/1/16 (f)(g)                        52,430
           800,000       4.82     Residential Reinsurance 2012, Ltd., Floating Rate
                                  Note, 12/6/16 (Cat Bond) (144A)                          802,400
           500,000       3.97     Sanders Re, Ltd., Floating Rate Note, 6/7/17
                                  (Cat Bond) (144A)                                        503,800

   The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16 25

--------------------------------------------------------------------------------------------------
 Principal           Floating
 Amount ($)          Rate (b)                                                         Value
--------------------------------------------------------------------------------------------------
                                  Reinsurance -- (continued)
             3,777                Sector Re V, Ltd., Variable Rate Notes, 12/1/19
                                  (144A) (f)(g)                                       $      4,732
           500,000                Silverton Re, Ltd., Variable Rate Notes, 9/18/18
                                  (144A) (f)(g)                                            528,600
         1,200,000                St. Andrews Segregated Account (Artex SAC Ltd.),
                                  Variable Rate Notes, 1/22/16 (f)(g)                       23,640
         1,250,000                Versutus 2016, Class A-1, Variable Rate Notes,
                                  11/30/20 (f)(g)                                        1,341,125
         2,000,000                Versutus, Ltd., Series 2015-A, Variable Rate Notes,
                                  12/31/17 (f)(g)                                           45,200
                                                                                      ------------
                                                                                      $  8,817,701
                                                                                      ------------
                                  Total Insurance                                     $ 13,177,094
--------------------------------------------------------------------------------------------------
                                  SOFTWARE & SERVICES -- 0.4%
                                  Data Processing & Outsourced Services -- 0.4%
         1,000,000                DuPont Fabros Technology LP, 5.875%, 9/15/21        $  1,046,250
                                                                                      ------------
                                  Total Software & Services                           $  1,046,250
--------------------------------------------------------------------------------------------------
                                  SEMICONDUCTORS & SEMICONDUCTOR
                                  EQUIPMENT -- 0.5%
                                  Semiconductor Equipment -- 0.5%
         1,250,000                Sensata Technologies BV, 5.0%, 10/1/25 (144A)       $  1,278,125
                                                                                      ------------
                                  Total Semiconductors & Semiconductor Equipment      $  1,278,125
--------------------------------------------------------------------------------------------------
                                  TELECOMMUNICATION SERVICES -- 6.7%
                                  Integrated Telecommunication Services -- 5.1%
         1,735,000                AT&T, Inc., 3.95%, 1/15/25                          $  1,841,715
         3,555,000                CenturyLink, Inc., 5.8%, 3/15/22                       3,643,875
         2,640,000                Frontier Communications Corp., 10.5%, 9/15/22          2,798,400
         1,900,000                GCI, Inc., 6.75%, 6/1/21                               1,951,775
         1,400,000                Level 3 Financing, Inc., 5.375%, 5/1/25                1,459,500
         1,560,000                Verizon Communications, Inc., 5.15%, 9/15/23           1,817,286
                                                                                      ------------
                                                                                      $ 13,512,551
--------------------------------------------------------------------------------------------------
                                  Wireless Telecommunication Services -- 1.6%
         1,865,000                T-Mobile USA, Inc., 6.5%, 1/15/24                   $  2,017,594
         1,500,000                T-Mobile USA, Inc., 6.625%, 4/1/23                     1,610,625
           300,000                Unison Ground Lease Funding LLC, 5.78%,
                                  3/16/43 (144A)                                           293,799
           400,000                WCP Issuer LLC, 6.657%, 8/15/20 (144A)                   411,592
                                                                                      ------------
                                                                                      $  4,333,610
                                                                                      ------------
                                  Total Telecommunication Services                    $ 17,846,161
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16

--------------------------------------------------------------------------------------------------
 Principal           Floating
 Amount ($)          Rate (b)                                                         Value
--------------------------------------------------------------------------------------------------
                                  UTILITIES -- 4.0%
                                  Electric Utilities -- 1.1%
         1,190,000       8.13     Enel S.p.A., Floating Rate Note, 9/24/73 (144A)     $  1,390,812
         1,340,000                Talen Energy Supply LLC, 4.625%, 7/15/19 (144A)        1,259,600
           250,000                Talen Energy Supply LLC, 6.5%, 6/1/25                    200,625
                                                                                      ------------
                                                                                      $  2,851,037
--------------------------------------------------------------------------------------------------
                                  Gas Utilities -- 0.9%
         1,400,000                DCP Midstream Operating LP, 3.875%, 3/15/23         $  1,337,000
           300,000                DCP Midstream Operating LP, 5.6%, 4/1/44                 277,500
         1,045,000                Ferrellgas LP, 6.75%, 6/15/23                            919,600
                                                                                      ------------
                                                                                      $  2,534,100
--------------------------------------------------------------------------------------------------
                                  Independent Power Producers & Energy
                                  Traders -- 2.0%
         2,145,000                Calpine Corp., 5.75%, 1/15/25                       $  2,118,188
         1,560,000                NRG Energy, Inc., 6.25%, 7/15/22                       1,583,400
         1,080,000                NRG Energy, Inc., 6.625%, 1/15/27 (144A)               1,058,400
           482,000                NRG Energy, Inc., 7.875%, 5/15/21                        503,690
                                                                                      ------------
                                                                                      $  5,263,678
                                                                                      ------------
                                  Total Utilities                                     $ 10,648,815
--------------------------------------------------------------------------------------------------
                                  TOTAL CORPORATE BONDS
                                  (Cost $161,211,079)                                 $169,285,168
--------------------------------------------------------------------------------------------------
                                  U.S. GOVERNMENT AND AGENCY
                                  OBLIGATION -- 0.6%
         1,665,000       0.47     U.S. Treasury Note, Floating Rate Note, 10/31/17    $  1,666,600
--------------------------------------------------------------------------------------------------
                                  TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATION
                                  (Cost $1,666,266)                                   $  1,666,600
--------------------------------------------------------------------------------------------------
                                  FOREIGN GOVERNMENT BONDS -- 1.1%
BRL      4,725,000                Brazilian Government International Bond,
                                  10.25%, 1/10/28                                     $  1,475,677
         1,500,000                Ecuador Government International Bond,
                                  7.95%, 6/20/24                                         1,342,500
                                                                                      ------------
                                                                                      $  2,818,177
--------------------------------------------------------------------------------------------------
                                  TOTAL FOREIGN GOVERNMENT BONDS
                                  (Cost $2,777,282)                                   $  2,818,177
--------------------------------------------------------------------------------------------------
                                  MUNICIPAL BONDS -- 1.1%
                                  Higher Municipal Education -- 0.2%
           105,000       0.76     Connecticut State Health & Educational Facility
                                  Authority, Floating Rate Note, 7/1/36               $    105,000
           530,000       0.69     Massachusetts Health & Educational Facilities
                                  Authority, Floating Rate Note, 11/1/49                   530,000
                                                                                      ------------
                                                                                      $    635,000
--------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16 27

--------------------------------------------------------------------------------------------------
 Principal           Floating
 Amount ($)          Rate (b)                                                         Value
--------------------------------------------------------------------------------------------------
                                  Municipal Medical -- 0.9%
           735,000       0.87     Harris County Health Facilities Development Corp.,
                                  Floating Rate Note, 12/1/41                         $    735,000
           200,000       0.87     Harris County Health Facilities Development Corp.,
                                  Floating Rate Note, 12/1/41                              200,000
         1,300,000       0.83     Massachusetts Health & Educational Facilities
                                  Authority, Floating Rate Note, 10/1/49                 1,300,000
                                                                                      ------------
                                                                                      $  2,235,000
--------------------------------------------------------------------------------------------------
                                  TOTAL MUNICIPAL BONDS
                                  (Cost $2,870,000)                                   $  2,870,000
--------------------------------------------------------------------------------------------------
                                  SENIOR FLOATING RATE LOAN
                                  INTERESTS -- 10.0%**
                                  MATERIALS -- 1.0%
                                  Diversified Metals & Mining -- 1.0%
         2,794,668       3.75     Fortescue Metals Group, Ltd., Bank Loan, 6/30/19    $  2,795,104
                                                                                      ------------
                                  Total Materials                                     $  2,795,104
--------------------------------------------------------------------------------------------------
                                  CAPITAL GOODS -- 1.7%
                                  Electrical Components & Equipment -- 0.4%
           978,581       5.00     Sybil Software LLC, Term Loan B, 8/3/22             $    985,106
--------------------------------------------------------------------------------------------------
                                  Construction & Farm Machinery &
                                  Heavy Trucks -- 0.3%
           900,000       6.50     Navistar, Inc., Tranche B Term Loan, 8/17/17        $    902,948
--------------------------------------------------------------------------------------------------
                                  Industrial Machinery -- 0.5%
         1,325,000       0.00     NN, Inc., Initial Term Loan, 10/2/22                $  1,328,727
--------------------------------------------------------------------------------------------------
                                  Trading Companies & Distributors -- 0.5%
         1,325,000       4.25     Univar USA, Inc., Initial Dollar Term Loan, 6/25/22 $  1,327,209
                                                                                      ------------
                                  Total Capital Goods                                 $  4,543,990
--------------------------------------------------------------------------------------------------
                                  COMMERCIAL SERVICES & SUPPLIES -- 0.8%
                                  Environmental & Facilities Services -- 0.8%
         1,882,184       5.00     Wheelabrator, Term B Loan, 10/15/21                 $  1,857,716
            84,291       5.00     Wheelabrator, Term C Loan, 10/15/21                       83,195
                                                                                      ------------
                                                                                      $  1,940,911
--------------------------------------------------------------------------------------------------
                                  Diversified Support Services -- 0.0%+
            28,115       4.84     IAP Worldwide Services, Inc., Term Loan, 7/18/19    $     26,147
--------------------------------------------------------------------------------------------------
                                  Security & Alarm Services -- 0.0%+
            29,777       4.00     Garda World Security Corp., Term B Loan, 11/1/20    $     29,517
            21,696       4.00     Garda World Security Corp., Term B Loan, 11/8/20          21,506
                                                                                      ------------
                                                                                      $     51,023
                                                                                      ------------
                                  Total Commercial Services & Supplies                $  2,018,081
--------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements.

28 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16

--------------------------------------------------------------------------------------------------
 Principal           Floating
 Amount ($)          Rate (b)                                                         Value
--------------------------------------------------------------------------------------------------
                                  TRANSPORTATION -- 0.5%
                                  Marine -- 0.5%
           486,253       9.75     Commercial Barge Line Co., Initial Term
                                  Loan, 11/6/20                                       $    474,705
           821,683       5.25     Navios Maritime Partners LP, Term Loan, 6/27/18          755,948
                                                                                      ------------
                                                                                      $  1,230,653
                                                                                      ------------
                                  Total Transportation                                $  1,230,653
--------------------------------------------------------------------------------------------------
                                  AUTOMOBILES & COMPONENTS -- 0.6%
                                  Auto Parts & Equipment -- 0.6%
           641,814       4.75     Federal-Mogul Corp., Tranche C Term, 4/15/21        $    621,757
           906,341       4.00     Tower Automotive Holdings USA LLC, Initial Term
                                  Loan (2014), 4/23/20                                     906,907
                                                                                      ------------
                                                                                      $  1,528,664
                                                                                      ------------
                                  Total Automobiles & Components                      $  1,528,664
--------------------------------------------------------------------------------------------------
                                  CONSUMER SERVICES -- 1.8%
                                  Leisure Facilities -- 0.5%
         1,336,335       6.00     L.A. Fitness International, LLC, Tranche B Term
                                  Loan (First Lien), 4/25/20                          $  1,336,613
--------------------------------------------------------------------------------------------------
                                  Education Services -- 1.3%
           823,794       8.16     Laureate Education, Inc., Series 2021 Extended
                                  Term Loan, 3/23/21                                  $    820,533
         1,845,375       5.00     McGraw-Hill Global Education Holdings LLC,
                                  Term B Loan (First Lien), 5/2/22                       1,857,370
           900,000       5.00     Nord Anglia Education, Initial Term Loan, 3/31/21        904,500
                                                                                      ------------
                                                                                      $  3,582,403
                                                                                      ------------
                                  Total Consumer Services                             $  4,919,016
--------------------------------------------------------------------------------------------------
                                  MEDIA -- 0.4%
                                  Advertising -- 0.4%
         1,000,000       6.75     Affinion Group, Inc., Tranche B Term Loan, 4/30/18  $    973,375
                                                                                      ------------
                                  Total Media                                         $    973,375
--------------------------------------------------------------------------------------------------
                                  RETAILING -- 0.9%
                                  Home Improvement Retail -- 0.4%
         1,210,000       4.50     Apex Tool Group LLC, Term Loan, 2/1/20              $  1,194,497
--------------------------------------------------------------------------------------------------
                                  Automotive Retail -- 0.5%
         1,258,582       5.75     CWGS Group LLC, Term Loan, 2/20/20                  $  1,262,122
                                                                                      ------------
                                  Total Retailing                                     $  2,456,619
--------------------------------------------------------------------------------------------------
                                  FOOD & STAPLES RETAILING -- 0.2%
                                  Food Retail -- 0.2%
           624,353       4.75     Albertsons LLC, Term B-6 Loan, 6/1/23               $    630,986
                                                                                      ------------
                                  Total Food & Staples Retailing                      $    630,986
--------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16 29

--------------------------------------------------------------------------------------------------
 Principal           Floating
 Amount ($)          Rate (b)                                                         Value
--------------------------------------------------------------------------------------------------
                                  HEALTH CARE EQUIPMENT & SERVICES -- 0.5%
                                  Health Care Supplies -- 0.0%+
                 1       4.79     Immucor, Inc., Term B-2 Loan, 8/19/18               $          1
--------------------------------------------------------------------------------------------------
                                  Health Care Services -- 0.3%
           466,692       6.50     BioScrip, Inc., Initial Term B Loan, 7/31/20        $    453,469
           280,015       6.50     BioScrip, Inc., Term Loan, 7/31/20                       272,081
                                                                                      ------------
                                                                                      $    725,550
--------------------------------------------------------------------------------------------------
                                  Health Care Facilities -- 0.2%
            23,247       9.75     MMM Holdings, Inc., Term Loan, 10/9/17 (e)          $     21,329
            20,250       6.00     Select Medical Corp., Series E Tranche B Term
                                  Loan, 6/1/18                                              20,287
           483,750       6.75     Steward Health Care System LLC, Term
                                  Loan, 4/10/20                                            484,040
                                                                                      ------------
                                                                                      $    525,656
--------------------------------------------------------------------------------------------------
                                  Managed Health Care -- 0.0%+
            16,900       9.75     MSO of Puerto Rico, Inc., MSO Term
                                  Loan, 12/12/17 (e)                                  $     15,506
                                                                                      ------------
                                  Total Health Care Equipment & Services              $  1,266,713
--------------------------------------------------------------------------------------------------
                                  PHARMACEUTICALS, BIOTECHNOLOGY &
                                  LIFE SCIENCES -- 0.1%
                                  Biotechnology -- 0.1%
           346,917       7.00     Lantheus Medical Imaging, Inc., Initial Term
                                  Loan, 6/25/22                                       $    340,557
                                                                                      ------------
                                  Total Pharmaceuticals, Biotechnology &
                                  Life Sciences                                       $    340,557
--------------------------------------------------------------------------------------------------
                                  DIVERSIFIED FINANCIALS -- 0.2%
                                  Other Diversified Financial Services -- 0.2%
           658,331       3.54     Fly Funding II S.a.r.l., Loan, 8/9/19               $    659,360
                                                                                      ------------
                                  Total Diversified Financials                        $    659,360
--------------------------------------------------------------------------------------------------
                                  SOFTWARE & SERVICES -- 0.7%
                                  Application Software -- 0.7%
         1,167,053       4.50     MA Finance Co., LLC, Initial Tranche B-2 Term
                                  Loan, 11/20/21                                      $  1,175,076
           745,869       6.25     STG-Fairway Acquisitions, Inc., Term Loan (First
                                  Lien), 6/30/22                                           735,613
                                                                                      ------------
                                                                                      $  1,910,689
                                                                                      ------------
                                  Total Software & Services                           $  1,910,689
--------------------------------------------------------------------------------------------------
                                  TELECOMMUNICATION SERVICES -- 0.1%
                                  Integrated Telecommunication Services -- 0.1%
           224,902       4.75     Securus Technologies Holdings, Inc., Initial Term
                                  Loan (First Lien), 4/30/20                          $    222,583
                                                                                      ------------
                                  Total Telecommunication Services                    $    222,583
--------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements.

30 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16

--------------------------------------------------------------------------------------------------
 Principal           Floating
 Amount ($)          Rate (b)                                                         Value
--------------------------------------------------------------------------------------------------
                                  UTILITIES -- 0.5%
                                  Electric Utilities -- 0.5%
           228,429       5.00     TEX Operations Co., LLC, Term C Loan, 7/27/23       $    230,142
         1,001,571       5.00     TEX Operations Co., LLC, Term Loan, 7/27/23            1,009,083
                                                                                      ------------
                                                                                      $  1,239,225
                                                                                      ------------
                                  Total Utilities                                     $  1,239,225
--------------------------------------------------------------------------------------------------
                                  TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                  (Cost $26,017,971)                                  $ 26,735,615
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Shares
--------------------------------------------------------------------------------------------------
                                  MUTUAL FUNDS -- 5.4%
                                  DIVERSIFIED FINANCIALS -- 5.4%
                                  Other Diversified Financial Services -- 4.6%
           526,701                PowerShares Senior Loan Portfolio                   $ 12,224,729
--------------------------------------------------------------------------------------------------
                                  Asset Management & Custody Banks -- 0.8%
           186,567                Pioneer ILS Interval Fund (h)                       $  2,046,642
                                                                                      ------------
                                  Total Diversified Financials                        $ 14,271,371
--------------------------------------------------------------------------------------------------
                                  TOTAL MUTUAL FUNDS
                                  (Cost $14,241,283)                                  $ 14,271,371
--------------------------------------------------------------------------------------------------
                                  TEMPORARY CASH INVESTMENTS -- 1.1%
                                  Repurchase Agreements -- 1.1%
         1,415,000                $1,415,000 ScotiaBank, 0.47%, dated 9/30/16
                                  plus accrued interest on 10/3/16
                                  collateralized by the following:
                                  $799,305 Federal National Mortgage
                                  Association, 3.5%, 10/1/42-4/1/46
                                  $644,502 Government National Mortgage
                                  Association, 3.0% - 4.0%, 9/20/45-7/20/46           $  1,415,000
         1,630,000                RBC Capital Markets LLC, 0.44%, dated 9/30/16
                                  plus accrued interest on 10/3/16
                                  collateralized by $1,662,600 Government National
                                  Mortgage Association, 1.875-3.5%,
                                  8/20/40-6/15/42                                        1,630,000
--------------------------------------------------------------------------------------------------
                                  TOTAL TEMPORARY CASH INVESTMENTS
                                  (Cost $3,045,000)                                   $  3,045,000
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Number of                                                          Strike  Expiration
Contracts         Description       Counterparty                   Price   Date
--------------------------------------------------------------------------------------------------
                  PUT OPTIONS PURCHASED -- 0.4%
            185   S&P500 Index      Citigroup Global Markets, Inc. $2,100  11/18/16   $    425,500
            375   S&P500 EMINI      Citigroup Global Markets, Inc.  2,100  12/16/16        656,250
                                                                                      ------------
                                                                                      $  1,081,750
--------------------------------------------------------------------------------------------------
                             TOTAL PUT OPTIONS PURCHASED
                             (Premiums paid $1,508,631)                               $  1,081,750
--------------------------------------------------------------------------------------------------
                             TOTAL INVESTMENT IN SECURITIES -- 96.0%
                             (Cost $248,893,890) (a)                                  $255,613,705
--------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16 31

---------------------------------------------------------------------------------------------------
Number of                                                          Strike  Expiration
Contracts         Description       Counterparty                   Price   Date       Value
---------------------------------------------------------------------------------------------------
                  PUT OPTIONS WRITTEN -- (0.2)%
           (375)  S&P500 EMINI      Citigroup Global
                                    Markets, Inc.                  $2,000  12/16/16   $   (337,500)
           (185)  S&P500 Index      Citigroup Global
                                    Markets, Inc.                   2,000  11/18/16       (160,950)
                                                                                      -------------
                                                                                      $   (498,450)
---------------------------------------------------------------------------------------------------
                                   TOTAL PUT OPTIONS WRITTEN
                                   (Premiums received $(763,124))                     $   (498,450)
---------------------------------------------------------------------------------------------------
                                   OTHER ASSETS & LIABILITIES -- 4.2%                 $ 11,046,466
---------------------------------------------------------------------------------------------------
                                   TOTAL NET ASSETS -- 100.0%                         $266,161,721
===================================================================================================

*              Non-income producing security.

+              Rounds to less than 0.1%.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

(Cat Bond)     Catastrophe or event linked bond. At September 30, 2016 the value of these securities amounted to $4,778,995 or 1.8% of total net assets. See Notes to Financial Statements -- 1L.

(Perpetual)    Security with no stated maturity date.

REMICS         Real Estate Mortgage Investment Conduits.

(PIK)          Represents a pay in kind security.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At September 30, 2016, the value of these securities amounted to $66,030,087 or 24.8% of total net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At September 30, 2016, the net unrealized appreciation on investments based on cost for federal income tax purposes of $249,792,132 was as follows:

               Aggregate gross unrealized appreciation for all investments in
                  which there is an excess of value over tax cost                   $ 8,923,209

               Aggregate gross unrealized depreciation for all investments in
                  which there is an excess of tax cost over value                    (3,101,636)
                                                                                    ------------
               Net unrealized appreciation                                          $ 5,821,573
                                                                                    ============

   The accompanying notes are an integral part of these financial statements.

32 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security issued with a zero coupon. Income is recognized through accretion of discount.

(d) Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial Statement -- Note 1A.

(e)            Security is in default.

(f)            Rate to be determined.

(g) Structured reinsurance investment. At September 30, 2016, the value of these securities amounted to $4,038,706 or 1.5% of total net assets. See Notes to Financial Statements -- Note 1L

(h)            Affiliated funds managed by Pioneer Investment Management, Inc.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended September 30, 2016 were as follows:

----------------------------------------------------------------------------------------------------
                                                                    Purchases           Sales
----------------------------------------------------------------------------------------------------
 Long-Term U.S. Government Securities                               $37,373,687         $ 23,960,642
 Other Long-Term Securities                                         $93,783,908         $139,889,018

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which PIM serves as the investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended September 30, 2016, the Fund engaged in purchases and sales pursuant to these procedures amounting to $1,870,758 and $28,944,230, respectively.

Principal amounts are denominated in U.S. Dollars unless otherwise noted:
 BRL             Brazilian Real
 EURO            Euro
 IDR             Indonesian Rupiah

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENT - SELL PROTECTION

---------------------------------------------------------------------------------------------------
Notional                    Obligation               Credit     Expiration  Premiums   Unrealized
Principal ($)(1) Exchange   Entity/Index     Coupon  Rating(2)  Date        Received   Appreciation
---------------------------------------------------------------------------------------------------
25,600,000       Chicago    Markit CDX       5.00%   BBB+       12/20/21    $880,384    $281,287
                 Mercentile North America
                 Exchange   High Yield Index
---------------------------------------------------------------------------------------------------
                                                                            $880,384    $281,287
===================================================================================================

   The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16 33

CREDIT DEFAULT SWAP AGREEMENTS - SELL PROTECTION

------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Net
                                        Obligation                                                 Premiums     Unrealized
 Notional                               Entity/                          Credit      Expiration    Received     Appreciation
 Principal ($)(1)     Counterparty      Index                  Coupon    Rating(2)   Date          (Paid)       (Depreciation)
------------------------------------------------------------------------------------------------------------------------------
    3,880,000         Goldman Sachs     Markit CDX             5.00%     BBB+        12/20/17      $ (454,687)  $  488,161
                      International     North America
                                        Investment
                                        Grade Index
    1,150,000         JP Morgan         Chesapeake             5.00%     D            6/20/17         (46,000)      76,353
                      Chase Bank NA     Energy Corp.
    4,760,000         Goldman Sachs     Ally Financial,        5.00%     BB+         12/20/21         599,454        1,387
                      International     Inc.
    1,950,000         Barclays          Sprint                 5.00%     B           12/20/21         (31,896)     (25,961)
                      Bank Plc          Communications,
                                        Inc.
    2,770,000         Barclays          Arcelormittal SA       5.00%     BB          12/20/21         168,556       33,731
                      Bank Plc
    1,045,000         Barclays          Hovnanian              5.00%     CCC         12/20/16         (49,637)      50,924
                      Bank Plc          Enterprises, Inc.
      360,000         Barclays          Bombardier             5.00%     B           12/20/16           3,600         (131)
                      Bank Plc          Capital, Inc.
    2,015,000         JP Morgan         Sprint                 5.00%     B           12/20/16          21,775       (4,450)
                      Chase Bank NA     Communications,
                                        Inc.
    2,015,000         Barclays          Teck                   5.00%     B+          12/20/16         (68,006)      90,904
                      Bank Plc          Resources, Ltd.
    1,665,000         Morgan            Transocean,            1.00%     BB+         12/20/16        (141,525)     139,340
                      Stanley Capital   Inc.
                      Services LLC
EUR 1,685,000         Goldman Sachs     Bombardier             5.00%     B           12/20/16          10,531        5,939
                      International     Capital, Inc.
    1,350,000         Goldman Sachs     AK Steel               5.00%     CCC+        12/20/16        (131,625)     140,604
                      International     Holding Corp.
------------------------------------------------------------------------------------------------------------------------------
                                                                                                   $ (119,460)  $  996,801
==============================================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2) Based on Standard & Poor's rating of the issuer or weighted average of all the underlying securities of the index.

NR   Not rated by either S&P or Moody's.

NOTE:  Principal amounts are denominated in U.S. Dollars unless otherwise noted:

       EUR      Euro

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Notes 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Notes 1A.

The accompanying notes are an integral part of these financial statements.

34 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3. See Notes to Financial Statements -- Notes 1A.

The following is a summary of the inputs used as of September 30, 2016, in valuing the Fund's investments:

-----------------------------------------------------------------------------------------------------------

                                           Level 1         Level 2            Level 3         Total
-----------------------------------------------------------------------------------------------------------
Convertible Corporate Bonds                $          --   $             --   $       23,794  $     23,794
Convertible Preferred Stocks                   3,100,914                 --               --     3,100,914
Common Stocks                                         --              4,854           33,453        38,307
Asset Backed Securities                               --          9,456,091               --     9,456,091
Collateralized Mortgage Obligations                   --         21,220,918               --    21,220,918
Corporate Bonds
  Materials
     Steel                                            --                 --           13,376        13,376
  Diversified Financials
     Other Diversified Financial Services             --          6,445,781        1,033,027     7,478,808
  Insurance
     Reinsurance                                      --          4,778,995        4,038,706     8,817,701
  All Other Corporate Bonds                           --        152,975,283               --   152,975,283
U.S. Government and
  Agency Obligations                                  --          1,666,600               --     1,666,600
Foreign Government Bonds                              --          2,818,177               --     2,818,177
Municipal Bonds                                       --          2,870,000               --     2,870,000
Senior Floating Rate Loan Interests                   --         26,735,615               --    26,735,615
Mutual Funds                                  12,224,729          2,046,642               --    14,271,371
Repurchase Agreement                                  --          3,045,000               --     3,045,000
Call Options Purchased                         1,081,750                 --               --     1,081,750
-----------------------------------------------------------------------------------------------------------
Total                                      $  16,407,393   $    234,063,956   $    5,142,356  $255,613,705
===========================================================================================================
Other Financial Instruments
Unrealized appreciation
  on credit default swaps                  $          --   $      1,027,343   $           --  $  1,027,343
Unrealized depreciation
  on credit default swaps                             --            (30,542)              --       (30,542)
Unrealized appreciation
  on centrally cleared swap                           --            281,287               --       281,287
Unrealized appreciation
  on futures                                     118,094                 --               --       118,094
Unrealized depreciation
  on futures                                     (60,000)                --               --       (60,000)
Unrealized appreciation
  on forward foreign
  currency contracts                                  --            263,195               --       263,195
Unrealized depreciation
  on forward foreign
  currency contracts                                  --           (150,069)              --      (150,069)
Put options written                             (498,450)                --               --      (498,450)
-----------------------------------------------------------------------------------------------------------
Total                                      $    (440,356)  $      1,391,214   $           --  $    950,858
===========================================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16 35

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

---------------------------------------------------------------------------------------------
                                 Convertible
                                 Corporate    Preferred   Common   Corporate
                                 Bonds        Stocks      Stocks   Bonds         Total
---------------------------------------------------------------------------------------------
Balance as of 3/31/16            $   12,499   $  6,250    $   531  $ 9,602,199   $ 9,621,479
Realized gain (loss)(1)                  --         --         --       (8,704)       (8,704)
Change in unrealized
   appreciation (depreciation)(2)   (36,335)        --     32,922    3,271,665     3,268,252
Purchases                                --         --         --        3,712         3,712
Sales                                    --     (6,250)        --   (7,783,763)   (7,790,013)
Transfers in to Level 3*             47,630         --         --           --        47,630
Transfers out of Level 3*                --         --         --           --            --
---------------------------------------------------------------------------------------------
Balance as of 9/30/16            $   23,794   $     --    $33,453  $ 5,085,109   $ 5,142,356
=============================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period value. For the six months ended September 30, 2016, there were no transfers between Levels 1 and 2. A security with a market value of $47,630 transferred from level 2 to level 3 as there were no longer observable inputs available to determine its value.

     Net change in unrealized appreciation (depreciation) of investments still
     held as of 9/30/16                                                         $ 454,971
                                                                                =========

The accompanying notes are an integral part of these financial statements.

36 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16

Statement of Assets and Liabilities | 9/30/16 (unaudited)

ASSETS:
   Investment in securities of unaffiliated issuers, at value (cost $246,893,890)  $253,567,063
   Investment in securities of affiliated issuers, at value (cost $2,000,000)         2,046,642
------------------------------------------------------------------------------------------------
   Total investment in securities, at value (cost $248,893,890)                    $255,613,705
   Cash                                                                               7,783,003
   Foreign currencies, at value (cost $1,483,194)                                     1,501,427
   Restricted cash*                                                                   1,851,815
   Receivables --
      Investment securities sold                                                      7,475,166
      Fund shares sold                                                                  547,185
      Interest                                                                        2,479,381
      Dividends                                                                          16,313
   Variation margin on centrally cleared swap contract                                  155,167
   Swap contracts, premiums paid                                                        760,924
   Variation margin on futures contracts                                                 45,219
   Unrealized appreciation on forward foreign currency contracts                        263,195
   Unrealized appreciation on swap contracts                                          1,027,343
   Unrealized appreciation on centrally cleared swap contract                           281,287
   Other assets                                                                          47,220
------------------------------------------------------------------------------------------------
           Total assets                                                            $279,848,350
================================================================================================
LIABILITIES:
   Payables --
      Investment securities purchased                                              $ 11,698,186
      Fund shares repurchased                                                           884,556
      Distributions                                                                     223,345
      Trustee fees                                                                          473
   Unrealized depreciation on forward foreign currency contracts                        150,069
   Unrealized depreciation on swap contracts                                             30,542
   Written options (premiums received $763,124)                                         498,450
   Due to affiliates                                                                     15,538
   Accrued expenses                                                                     185,470
------------------------------------------------------------------------------------------------
           Total liabilities                                                       $ 13,686,629
================================================================================================
NET ASSETS:
   Paid-in capital                                                                 $312,627,494
   Distributions in excess of net investment income                                    (130,287)
   Accumulated net realized loss on investments, foreign currency
      transactions, written options, swap contracts and futures contracts           (54,787,734)
   Net unrealized depreciation on investments                                         6,719,815
   Net unrealized appreciation on futures contracts                                      58,094
   Net unrealized appreciation on written options                                       264,674
   Net unrealized appreciation on forward foreign currency contracts
      and other assets and liabilities denominated in foreign currencies                131,577
   Net unrealized appreciation on swap contracts                                      1,278,088
------------------------------------------------------------------------------------------------
           Total net assets                                                        $266,161,721
================================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $38,330,987/4,077,567 shares)                                 $       9.40
   Class C (based on $41,769,780/4,456,917 shares)                                 $       9.37
   Class Y (based on $186,060,954/19,715,030 shares)                               $       9.44
MAXIMUM OFFERING PRICE:
   Class A ($9.40 (divided by) 95.5%)                                              $       9.84
================================================================================================

* Represents restricted cash deposited at the counterparty for derivative contracts

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16 37

Statement of Operations (unaudited)

For the Six Months Ended 9/30/16

INVESTMENT INCOME:
   Interest                                                     $   8,123,848
   Dividends                                                           91,690
----------------------------------------------------------------------------------------------
         Total investment income                                                $   8,215,538
----------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                               $     971,496
  Transfer agent fees
     Class A                                                            8,819
     Class C                                                           10,831
     Class Y                                                           56,427
  Distribution fees
     Class A                                                           54,853
     Class C                                                          213,212
  Shareholder communications expense                                   30,540
  Administrative expense                                               57,337
  Custodian fees                                                       38,361
  Registration fees                                                    42,444
  Professional fees                                                    30,687
  Printing expense                                                      7,397
  Fees and expenses of nonaffiliated Trustees                           4,031
  Miscellaneous                                                        34,630
----------------------------------------------------------------------------------------------
     Total expenses                                                             $   1,561,065
     Less fees waived and expenses reimbursed by Pioneer
         Investment Management, Inc.                                                  (76,952)
----------------------------------------------------------------------------------------------
     Net expenses                                                               $   1,484,113
----------------------------------------------------------------------------------------------
         Net investment income                                                  $   6,731,425
----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
SWAP CONTRACTS, WRITTEN OPTIONS, FUTURES CONTRACTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                $ (10,970,216)
     Swap contracts                                                 4,027,385
     Written options                                                6,982,443
     Futures contracts                                                134,486
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies          (1,782,644)  $  (1,608,546)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments (including from affiliated issuer of $46,642)  $  18,114,000
     Swap contracts                                                (1,493,633)
     Written options                                               (3,291,247)
     Futures contracts                                                 87,712
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies           1,470,751   $  14,887,583
----------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on investments, swap contracts, written options, futures contracts and foreign
     currency transactions                                                      $  13,279,037
----------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                          $  20,010,462
==============================================================================================

The accompanying notes are an integral part of these financial statements.

38 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                                Six Months
                                                                Ended
                                                                9/30/16            Year Ended
                                                                (unaudited)        3/31/16
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                    $   6,731,425      $   20,410,503
Net realized gain (loss) on investments, swap
  contracts, written options, futures contracts
  and foreign currency transactions                                (1,608,546)        (29,219,798)
Change in net unrealized appreciation (depreciation) on
  investments, swap contracts, written options, futures
  contracts, and foreign currency transactions                     14,887,583              81,040
--------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
          from operations                                       $  20,010,462      $   (8,728,255)
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.26 and $0.39 per share, respectively)         $  (1,250,714)     $   (2,618,684)
      Class C ($0.23 and $0.32 per share, respectively)            (1,053,182)         (1,878,294)
      Class Y ($0.28 and $0.43 per share, respectively)            (5,777,713)        (13,331,860)
      Class Z* ($0.00 and $0.09 per share, respectively)                   --              (1,754)
--------------------------------------------------------------------------------------------------
         Total distributions to shareowners                     $  (8,081,609)     $  (17,830,592)
--------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                    $  23,734,195      $   72,835,334
Reinvestment of distributions                                       6,471,072          14,313,443
Cost of shares repurchased                                        (71,225,141)       (325,894,551)
--------------------------------------------------------------------------------------------------
      Net decrease in net assets resulting from
         Fund share transactions                                $ (41,019,874)     $ (238,745,774)
--------------------------------------------------------------------------------------------------
      Net decrease in net assets                                $ (29,091,021)     $ (265,304,621)
NET ASSETS:
Beginning of period                                               295,252,742         560,557,363
--------------------------------------------------------------------------------------------------
End of period                                                   $ 266,161,721      $  295,252,742
--------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of)
   net investment income                                        $    (130,287)     $    1,219,897
==================================================================================================

*    Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16 39

------------------------------------------------------------------------------------------------
                                  Six Months    Six Months
                                  Ended         Ended
                                  9/30/16       9/30/16             Year Ended   Year Ended
                                  Shares        Amount              3/31/16      3/31/16
                                  (unaudited)   (unaudited)         Shares       Amount
------------------------------------------------------------------------------------------------
Class A
Shares sold                          360,307    $    3,810,342       1,244,960   $   11,593,608
Reinvestment of distributions        125,719         1,164,240         264,559        2,423,099
Less shares repurchased           (1,670,311)      (15,458,927)     (5,935,740)     (55,248,307)
------------------------------------------------------------------------------------------------
      Net decrease                (1,184,285)   $  (10,484,345)     (4,426,221)  $  (41,231,600)
================================================================================================
Class C
Shares sold                          190,120    $    1,757,922         438,954   $    4,062,878
Reinvestment of distributions         99,209           916,283         179,912        1,634,242
Less shares repurchased             (763,418)       (7,003,047)     (3,132,815)     (28,907,096)
------------------------------------------------------------------------------------------------
      Net decrease                  (474,089)   $   (4,328,842)     (2,513,949)  $  (23,209,976)
================================================================================================
Class Y
Shares sold                        1,950,638    $   18,165,931       6,124,396   $   57,175,301
Reinvestment of distributions        472,038         4,390,549       1,114,428       10,254,516
Less shares repurchased           (5,273,608)      (48,763,167)    (26,154,979)    (241,550,847)
------------------------------------------------------------------------------------------------
      Net decrease                (2,850,932)   $  (26,206,687)    (18,916,155)  $ (174,121,030)
================================================================================================
Class Z*
Shares sold or exchanged                  --    $           --             375   $        3,547
Reinvestment of distributions             --                --             168            1,586
Less shares repurchased                   --                --         (20,094)        (188,301)
------------------------------------------------------------------------------------------------
      Net decrease                        --    $           --         (19,551)  $     (183,168)
================================================================================================

*    Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

40 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16

Financial Highlights

--------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended       Year        Year       Year       Year
                                                             9/30/16     Ended       Ended      Ended      Ended     4/29/11
                                                             (unaudited) 3/31/16     3/31/15    3/31/14    3/31/13   to 3/31/12
--------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $  8.99     $  9.54     $  9.94    $  10.04   $  9.63   $ 10.00
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.22(b)  $  0.42(b)  $  0.40    $   0.41   $  0.51   $  0.39
   Net realized and unrealized gain (loss) on investments       0.45       (0.58)      (0.47)      (0.12)     0.45     (0.36)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.67     $ (0.16)    $ (0.07)   $   0.29   $  0.96   $  0.03
--------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.26)    $ (0.39)    $ (0.33)   $  (0.37)  $ (0.55)  $ (0.40)
   Net realized gain                                              --          --          --       (0.02)       --        --
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (0.26)    $ (0.39)    $ (0.33)   $  (0.39)  $ (0.55)  $ (0.40)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  0.41     $ (0.55)    $ (0.40)   $  (0.09)  $  0.41   $ (0.37)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  9.40     $  8.99     $  9.54    $   9.94   $ 10.04   $  9.63
================================================================================================================================
Total return*                                                   7.56%      (1.62)%     (0.71)%      2.95%    10.24%     0.38%(a)
Ratio of net expenses to average net assets                     1.16%**     1.19%       1.14%       1.19%     1.20%     1.20%**
Ratio of net investment income (loss) to average net assets     4.75%**     4.52%       3.76%       3.89%     5.05%     4.87%**
Portfolio turnover rate                                          103%**       56%         81%         95%       30%       17%
Net assets, end of period (in thousands)                     $38,331     $47,311     $92,376    $161,097   $47,233   $ 7,365
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                         1.17%**     1.19%       1.14%       1.19%     1.48%     1.66%**
   Net investment income (loss) to average net assets           4.75%**     4.52%       3.76%       3.89%     4.77%     4.41%**
================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a) Not annualized.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16 41

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended       Year        Year       Year      Year
                                                             9/30/16     Ended       Ended      Ended     Ended     4/29/11
                                                             (unaudited) 3/31/16     3/31/15    3/31/14   3/31/13   to 3/31/12
--------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $  8.97     $  9.51     $  9.92    $ 10.02   $  9.61   $ 10.00
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.18(b)  $  0.36(b)  $  0.31    $  0.34   $  0.44   $  0.34
   Net realized and unrealized gain (loss) on investments       0.45       (0.58)      (0.46)     (0.13)     0.45     (0.40)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.63     $ (0.22)    $ (0.15)   $  0.21   $  0.89   $ (0.06)
--------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.23)    $ (0.32)    $ (0.26)   $ (0.29)  $ (0.48)  $ (0.33)
   Net realized gain                                              --          --          --      (0.02)       --        --
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (0.23)    $ (0.32)    $ (0.26)   $ (0.31)  $ (0.48)  $ (0.33)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  0.40     $ (0.54)    $ (0.41)   $ (0.10)  $  0.41   $ (0.39)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  9.37     $  8.97     $  9.51    $  9.92   $ 10.02   $  9.61
================================================================================================================================
Total return*                                                   7.06%      (2.25)%     (1.58)%     2.19%     9.44%    (0.47)%(a)
Ratio of net expenses to average net assets                     1.93%**     1.95%       1.90%      1.93%     1.95%     1.98%**
Ratio of net investment income (loss) to average net assets     3.97%**     3.86%       3.04%      3.18%     4.29%     4.07%**
Portfolio turnover rate                                          103%**       56%         81%        95%       30%       17%
Net assets, end of period (in thousands)                     $41,770     $44,207     $70,793    $91,491   $28,796   $ 4,501
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                         1.94%**     1.95%       1.90%      1.93%     2.23%     2.46%**
   Net investment income (loss) to average net assets           3.97%**     3.86%       3.04%      3.18%     4.01%     3.59%**
================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a)  Not annualized.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

42 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16

------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended        Year        Year       Year      Year
                                                            9/30/16      Ended       Ended      Ended     Ended     4/29/11
                                                            (unaudited)  3/31/16     3/31/15    3/31/14   3/31/13   to 3/31/12
------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                        $   9.03     $   9.58    $   9.98   $  10.08  $   9.66  $ 10.00
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                             $   0.23(b)  $   0.46(b) $   0.41   $   0.44  $   0.55  $  0.42
   Net realized and unrealized gain (loss) on investments       0.46        (0.58)      (0.45)     (0.12)     0.45    (0.34)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations          $   0.69     $  (0.12)   $  (0.04)  $   0.32  $   1.00  $  0.08
------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                    $  (0.28)    $  (0.43)   $  (0.36)  $  (0.40) $  (0.58) $ (0.42)
   Net realized gain                                              --           --          --      (0.02)       --       --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         $  (0.28)    $  (0.43)   $  (0.36)  $  (0.42) $  (0.58) $ (0.42)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $   0.41     $  (0.55)   $  (0.40)  $  (0.10) $   0.42  $ (0.34)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $   9.44     $   9.03    $   9.58   $   9.98  $  10.08  $  9.66
==============================================================================================================================
Total return*                                                   7.72%       (1.26)%     (0.43)%     3.24%    10.69%    0.95%(a)
Ratio of net expenses to average net assets                     0.85%**      0.85%       0.85%      0.85%     0.85%    0.85%**
Ratio of net investment income (loss) to average net assets     5.04%**      4.90%       4.10%      4.24%     5.52%    5.48%**
Portfolio turnover rate                                          103%**        56%         81%        95%       30%      17%
Net assets, end of period (in thousands)                    $186,061     $203,736    $397,203   $395,245  $131,013  $41,606
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                         0.93%**      0.96%       0.93%      0.97%     1.21%    1.30%**
   Net investment income (loss) to average net assets           4.97%**      4.79%       4.02%      4.12%     5.16%    5.03%**
==============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a) Not annualized.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16 43

Notes to Financial Statements |9/30/16 (unaudited)

1.  Organization and Significant Accounting Policies

Pioneer Dynamic Credit Fund (the Fund) is one of three portfolios comprising Pioneer Series Trust X, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income. Capital appreciation is a secondary objective.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class Z shares were converted to Class Y shares on August 7, 2015. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

44 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16

A.  Security Valuation

    The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

    Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Valuations may be supplemented by dealers and other sources, as required. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.

    Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

    Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

    Foreign securities are valued in U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing service. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16 45

    Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealer association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

    Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

    Option contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter ("OTC") options and options on swaps ("swaptions") are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

    Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

    Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

    Securities or loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the

46 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16 determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

    At September 30, 2016, eight securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model) representing 0.4% of net assets.

B.  Investment Income and Transactions

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/- amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

    Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market price of those securities but are included with the net realized and unrealized appreciation or depreciation on investments.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16 47

D.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

E.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2016, the Fund had not accrued any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years are subject to examination by Federal and State tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended March 31, 2016 was as follows:

    ----------------------------------------------------------------------------
                                                                          2016
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                                                  $17,830,592
    ----------------------------------------------------------------------------
       Total                                                         $17,830,592
    ============================================================================

48 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16

    The following shows components of distributable earnings on a federal income tax basis at March 31, 2016.

    ----------------------------------------------------------------------------
                                                                           2016
    ----------------------------------------------------------------------------
         Undistributed ordinary income                             $  4,319,675
         Capital loss carryforward                                  (54,306,348)
         Current year dividend payable                                 (284,314)
         Unrealized depreciation                                     (8,123,639)
    ----------------------------------------------------------------------------
            Total                                                  $(58,394,626)
    ============================================================================

    The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax adjustments relating to catastrophe bonds and credit default swaps, the mark-to-market of forward currency, option and futures contracts.

F.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit, earned $2,327 in underwriting commissions on the sale of Class A shares during the six months ended September 30, 2016.

G.  Class Allocations

    Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
    Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent, for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16 49

H.  Risks

    The value of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund. Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and the issuers' inability to meet their debt obligations. Certain securities in which the Fund invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund's ability to meet its obligations (including obligations to redeeming shareholders). The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

I.  Insurance-Linked Securities (ILS)

    The Fund invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event, as defined within the terms of an event-linked bond occurs, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

50 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16

    The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange traded instruments.

    Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, are generally subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments and therefore the Fund's assets are placed at greater risk of loss than if PIM had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

J.  Futures Contracts

    The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at September 30, 2016 was $222,000 and is recorded within "Restricted Cash" on the Statement of Assets and Liabilities. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16 51 risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the six months ended September 30, 2016 was $(15,277,292).

    At September 30, 2016, open futures contracts were as follows:

    -----------------------------------------------------------------------------------------
                                      Contracts   Settlement                   Unrealized
                                      Long/       Month/                       Appreciation/
    Description        Counterparty   (Short)     Year         Value           (Depreciation)
    -----------------------------------------------------------------------------------------
    U.S. 2 Yr Note     Citibank NA     79         12/16        $ 17,259,031    $  2,562
    U.S. 5 Yr Note     Citibank NA    168         12/16        $ 20,414,625    $ 45,125
    U.S. Long Bond     Citibank NA     22         12/16        $  3,699,438    $  1,063
    U.S. 10 Yr Note    Citibank NA    (64)        12/16        $ (8,392,000)   $ 15,000
    U.S. Ultra Bond    Citibank NA    (28)        12/16        $ (5,148,500)   $ 54,344
    U.S . 10 Yr        Citibank NA    (48)        12/16        $ (6,919,500)   $(60,000)
       Ultra Bond
    -----------------------------------------------------------------------------------------
    Total                                                      $20,913,094     $ 58,094
    =========================================================================================

K.  Repurchase Agreements

    Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities. Open repurchase agreements as of September 30, 2016 are listed at the end of the Fund's Schedule of Investments.

L.  Credit Default Swap Agreements

    A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may sell or buy credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to

52 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16 pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

    When the Fund enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

    Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

    Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

    Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.


                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16 53

    The amount of cash deposited with a broker as collateral at September 30, 2016 was $2,817,324 and is recorded within "Restricted Cash" on the Statement of Assets and Liabilities.

    Open credit default swap contracts at September 30, 2016 are listed in the Schedule of Investments. The average value of swap contracts open during the six months ended September 30, 2016 was $(626,406).

M.  Purchased Options

    The Fund may purchase put and call options to seek increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized gains or losses are recorded in the Fund's financial statements. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased calls and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid. The average value of purchased options open for the six months ended September 30, 2016 was $868,156. Purchased option contracts outstanding at period end are listed in the Schedule of Investments.

N.  Option Writing

    The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized

54 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16 gain or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

    The average value of written option contracts open during the six months ended September 30, 2016 was $(474,194). Written option contracts outstanding at September 30, 2016 are listed in the Schedule of Investments.

    The Fund held two written options that were open at September 30, 2016. If the options were exercised at September 30, 2016, the maximum amount the Fund would have been required to pay was $763,124.

    Transactions in written options for the six months ended September 30, 2016 are summarized as follows:

    ----------------------------------------------------------------------------
                                                     Number of      Premiums
                                                     Contracts      Received
    ----------------------------------------------------------------------------
    Options open at beginning of period              (3,164)        $(3,744,961)
    Options opened                                   (6,659)         (5,294,368)
    Options exercised                                 5,449           4,024,942
    Options closed                                       --                  --
    Options expired                                   3,814           4,251,263
    ----------------------------------------------------------------------------
    Options open at end of period                      (560)        $  (763,124)
    ============================================================================

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate equal to 0.70% of the Fund's average daily net assets up to $1 billion and 0.65% on assets over $1 billion. For the six months ended September 30, 2016, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.70% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.85% of the average daily net assets attributable to Class Y shares. Fees waived and expenses reimbursed during the six months ended September 30, 2016 are reflected on the Statement of Operations. This expense limitation is in effect through August 1, 2018. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16 55

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $12,731 in management fees, administrative costs and certain other reimbursements payable to PIM at September 30, 2016.

3. Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provided substantially all transfer agent and shareowner services to the Fund at negotiated rates.

Boston Financial Data Services serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended September 30, 2016, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                  $ 5,443
Class C                                                                    6,770
Class Y                                                                   18,327
--------------------------------------------------------------------------------
  Total                                                                  $30,540
================================================================================

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,807 in distribution fees payable to PFD at September 30, 2016.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of

56 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16 cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended September 30, 2016, CDSCs in the amount of $575 were paid to PFD.

5. Forward Foreign Currency Contracts

At September 30, 2016, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of contracts open during the six months ended September 30, 2016 was $(257,594).

As of September 30, 2016, outstanding forward foreign currency contracts were as follows:

---------------------------------------------------------------------------------------------------------
Currency                   Currency     In                                     Settlement   Unrealized
Sold       Deliver         Purchased    Exchange for     Counterparty          Date         Appreciation
---------------------------------------------------------------------------------------------------------
GBP        (3,193,137)     USD               4,294,626   Brown Brothers        11/8/16      $ 146,833
                                                         Harriman & Co.
NZD        (4,043,439)     AUD               3,920,870   JP Morgan             12/13/16        61,885
                                                         Chase Bank NA
USD        (1,429,831)     IDR          19,083,949,745   JP Morgan             12/14/16        16,343
                                                         Chase Bank NA
USD          (942,358)     RUB              62,289,836   State Street Bank     12/13/16        32,597
                                                         And Trust Co.
USD        (1,345,885)     INR              91,085,433   JP Morgan             12/15/16         5,537
                                                         Chase Bank NA
---------------------------------------------------------------------------------------------------------
Total                                                                                       $ 263,195
=========================================================================================================

---------------------------------------------------------------------------------------------------------
Currency                   Currency     In                                     Settlement   Unrealized
Sold       Deliver         Purchased    Exchange for     Counterparty          Date         Depreciation
---------------------------------------------------------------------------------------------------------
CAD          (5,247,056)   MXN          75,500,000       JP Morgan             10/25/16     $(115,651)
                                                         Chase Bank NA
JPY        (149,322,960)   USD           1,467,097       State Street Bank     12/9/16         (9,641)
                                                         And Trust Co.
CLP        (450,404,333)   USD             666,624       JP Morgan             12/13/16       (13,083)
                                                         Chase Bank NA
PLN          (2,598,145)   USD             670,122       State Street Bank     12/16/16        (8,562)
                                                         And Trust Co.
EUR            (953,647)   USD           1,073,062       JP Morgan             12/30/16        (3,132)
                                                         Chase Bank NA
---------------------------------------------------------------------------------------------------------
Total                                                                                       $(150,069)
=========================================================================================================

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16 57

AUD                                                            Australian Dollar
GBP                                                               British Pounds
CAD                                                              Canadian Dollar
CLP                                                                 Chilean Peso
EUR                                                                         Euro
INR                                                                 Indian Rupee
IDR                                                            Indonesian Rupiah
JPY                                                                 Japanese Yen
MXN                                                                 Mexican Peso
NZD                                                           New Zealand Dollar
PLN                                                                 Polish Zloty
RUB                                                                Russian Ruble

6. Assets and Liabilities Offsetting

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain OTC derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of event of a default and/or termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master
Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise

58 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16 used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately in the Statement of Assets and Liabilities as "Restricted cash." Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of September 30, 2016.

-------------------------------------------------------------------------------------------------------------
                              Derivative Assets  Derivatives     Non-Cash        Cash          Net Amount
                              Subject to Master  Available for   Collateral      Collateral    of Derivative
Counterparty                  Netting Agreement  Offset          Received (a)    Received (a)  Assets (b)
-------------------------------------------------------------------------------------------------------------
JPMorgan
  Chase Bank NA               $  160,118         $ (136,316)     $        --     $ (23,802)    $          --
Morgan Stanley
  Capital
  Services LLC                   139,340                 --               --      (130,000)            9,340
State Street
  Bank & Trust Co.                32,597            (18,203)              --            --            14,394
Goldman Sachs
  International                  636,901                 --               --       810,000         1,446,901
Barclays Bank Plc                175,559            (26,092)              --            --           149,467
Brown Brothers
  Harriman & Co.                 146,833                 --               --            --           146,833
-------------------------------------------------------------------------------------------------------------
Total                         $1,291,348         $ (180,611)     $        --     $ 656,198     $   1,766,935
=============================================================================================================

------------------------------------------------------------------------------------------------------------------
                         Derivative Liabilities    Derivatives        Non-Cash       Cash          Net Amount
                         Subject to Master         Available for      Collateral     Collateral    of Derivative
Counterparty             Netting Agreement         Offset             Pledged (a)    Pledged (a)   Liabilities (c)
------------------------------------------------------------------------------------------------------------------
JPMorgan
  Chase Bank NA          $136,316                  $ (136,316)        $    --        $    --       $    --
Morgan Stanley
  Capital
  Services LLC                 --                          --              --             --            --
State Street
  Bank & Trust Co.         18,203                     (18,203)             --             --            --
Goldman Sachs
  International                --                          --              --             --            --
Barclays Bank Plc          26,092                     (26,092)             --             --            --
Brown Brothers
  Harriman & Co.               --                          --              --             --            --
------------------------------------------------------------------------------------------------------------------
Total                    $180,611                  $ (180,611)        $    --        $    --       $    --
==================================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16 59

7.  Additional Disclosures about Derivative Instruments and Hedging Activities:

The Fund's use of derivatives subjects it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at September 30, 2016 was as follows:

-----------------------------------------------------------------------------------------------
                                                          Foreign
Statement of Assets and       Interest     Credit         Exchange       Equity       Commodity
Liabilities                   Rate Risk    Risk           Rate           Risk         Risk
-----------------------------------------------------------------------------------------------
Assets
 Unrealized appreciation
   of forward foreign
   currency contracts         $       --   $         --   $   263,195    $     --     $     --
 Unrealized appreciation
   on futures contracts*         118,094             --            --          --           --
 Unrealized appreciation
   of swap contracts                  --      1,027,343            --          --           --
 Unrealized appreciation
   of centrally cleared
   swap contract                      --        281,287            --          --           --
-----------------------------------------------------------------------------------------------
Total Value                   $  118,094   $  1,308,630   $   263,195    $     --     $     --
===============================================================================================

*    Reflects unrealized appreciation/depreciation of futures contracts (see
     Note 1J). The current day's variation margin is disclosed on the Statement of Assets and Liabilities.

60 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16

-----------------------------------------------------------------------------------
                                                    Foreign
Statement of Assets and     Interest    Credit      Exchange     Equity   Commodity
Liabilities                 Rate Risk   Risk        Rate         Risk     Risk
-----------------------------------------------------------------------------------
Liabilities
 Unrealized depreciation
   of forward foreign
   currency contracts       $      --   $      --   $ 150,069    $    --  $     --
 Unrealized depreciation
   on futures contracts*       60,000          --          --         --        --
 Unrealized depreciation
   of swap contracts               --      30,542          --         --        --
 Written options                   --     498,450          --         --        --
-----------------------------------------------------------------------------------
 Total Value                $  60,000   $ 528,992   $ 150,069    $    --  $     --
===================================================================================

*   Reflects unrealized appreciation/depreciation of futures contracts (see Note
    1J). The current day's variation margin is disclosed on the Statement of Assets and Liabilities.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at September 30, 2016 was as follows:

-----------------------------------------------------------------------------------------------
                                                          Foreign
                              Interest     Credit         Exchange      Equity        Commodity
Statement of Operations       Rate Risk    Risk           Rate Risk     Risk          Risk
-----------------------------------------------------------------------------------------------
Net realized gain (loss) on
 Swap contracts               $       --   $  4,027,385   $        --   $       --    $      --
 Futures contracts               134,486             --            --           --           --
 Written options                      --      6,982,443            --           --           --
 Forward foreign
   currency contracts**               --             --     1,721,963           --           --
-----------------------------------------------------------------------------------------------
 Total Value                  $  134,486   $ 11,009,828   $ 1,721,963   $       --    $      --
===============================================================================================
Change in net unrealized
appreciation
(depreciation) on
 Swap contracts               $       --   $ (1,493,633)  $        --   $       --    $      --
 Futures contracts                87,712             --            --           --           --
 Written options                      --     (3,291,247)           --           --           --
 Forward foreign
   currency contracts**               --             --     1,476,524           --           --
-----------------------------------------------------------------------------------------------
 Total Value                  $   87,712   $ (4,784,880)  $ 1,476,524   $       --    $      --
===============================================================================================

** Included in the amount shown on the Statement of Operations as foward foreign currency contracts and other assets and liabilities denominated in foreign currencies.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16 61

8. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 10, 2016, was in the amount of $240 million. As of February 10, 2016, the facility is in the amount of $220 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended September 30, 2016, the Fund had no borrowings under the credit facility.

62 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Dynamic Credit Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2016 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2016 and May 2016. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings in connection with the review of the Fund's investment advisory agreement.

In March 2016, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio managers in the Fund. In May 2016, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in July and September 2016.

At a meeting held on September 13, 2016, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16 63

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They also discuss the Fund's performance with PIM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight

64 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16

Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund's shareowners.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate above a certain asset level. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the third quintile relative to its Morningstar peer group and in the third quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered that the expense ratio of the Fund's Class Y shares for the most recent fiscal year was in the third quintile relative to its Morningstar peer group and in the second quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that PIM was waiving fees and/or reimbursing expenses in order to limit the ordinary operating expenses of the Fund. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients, or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16 65

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoint in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the

66 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16 relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16 67

Trustees, Officers and Service Providers

Trustees                                    Advisory Trustee
Thomas J. Perna, Chairman                   Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman                        Officers
Margaret B.W. Graham                        Lisa M. Jones, President and Chief
Marguerite A. Piret                            Executive Officer
Fred J. Ricciardi                           Mark E. Bradley, Treasurer and
Kenneth J. Taubes                              Chief Financial Officer
                                            Christopher J. Kelley, Secretary and
                                               Chief Legal Officer

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*    Ms. Monchak is a non-voting Advisory Trustee.

68 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/16

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2016 Pioneer Investments 25266-05-1116

                            Pioneer Fundamental
                            Growth Fund

--------------------------------------------------------------------------------
                            Semiannual Report | September 30, 2016
--------------------------------------------------------------------------------

                            Ticker Symbols:

                            Class A     PIGFX
                            Class C     FUNCX
                            Class K     PFGKX
                            Class R     PFGRX
                            Class Y     FUNYX

                            [LOGO] PIONEER
                                   Investments(R)
                            visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              9

Prices and Distributions                                                      10

Performance Update                                                            11

Comparing Ongoing Fund Expenses                                               16

Schedule of Investments                                                       18

Financial Statements                                                          22

Notes to Financial Statements                                                 31

Approval of Investment Advisory Agreement                                     39

Trustees, Officers and Service Providers                                      44

                 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/16 1

President's Letter

Dear Shareowner,

While investors were greeted with a challenging market environment for the first several weeks of the new year, the U.S. market generated modest single-digit returns for both stocks and bonds through September 30th (the Bloomberg Barclays Aggregate Bond Index was up by 5.8% through 9/30/16, and the Standard & Poor's 500 Index was up by 7.8%). Yet, it is becoming increasingly clear that the investment landscape is undergoing significant change. For the past eight years, global central banks have been the dominant force in the markets by maintaining short-term interest rates at close to zero in an effort to stimulate economic growth. With little room to lower rates further, however, central banks may be losing their effectiveness. Many economies around the world are experiencing slow growth as they face a variety of challenges, including the shifting geopolitics driving "Brexit" - the United Kingdom's pending exit from the European Union - as well as related movements in Europe, limited productivity gains, aging populations, and transitioning economic models in China and other emerging markets. In the United States, gross domestic product grew at a rate of approximately 1.2% in the first half of 2016, although there are signs of stronger growth ahead, driven primarily by U.S. consumers.

Investors currently face a difficult environment. Government bond yields outside the U.S. are near zero and offer minimal opportunity to produce income. The central bank-driven bull market in riskier assets has pushed up valuations towards historic highs in the equity and investment-grade and high-yield corporate bond markets. Central banks have pledged to move gradually to normalize interest-rate policies as the global economy recovers, but it may take many years for this historic credit cycle to unwind. Politics may also influence markets or investor sentiment given the current global political landscape, with the U.S. elections in November, continued challenges with Brexit, and the December 2016 referendum on the Italian political system. These factors may make it even more challenging for investors to achieve returns similar to those experienced during periods of perceived market stability or economic growth. Against this backdrop, investors are likely to face challenges when it comes to finding opportunities for both income and capital appreciation, and while much has been made of passive investing, we believe all investment decisions are active choices.

Throughout Pioneer's history, we have believed in the importance of active management. During challenging market conditions, we view the value of active management as even more compelling. Our experienced and tenured investment teams focus on identifying value across global markets using

2 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/16 proprietary research, careful risk management, and a long-term perspective.
We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
September 30, 2016

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/16 3

Portfolio Management Discussion | 9/30/16

U.S. equities generated moderate, but positive returns during the six-month period ended September 30, 2016, helped by low interest rates and recovering energy prices. In the following interview, Andrew Acheson and Paul Cloonan discuss the factors that affected the performance of Pioneer Fundamental Growth Fund during the six-month period. Mr. Acheson and Mr. Cloonan, both senior vice presidents and portfolio managers at Pioneer, are responsible for the day-to-day management of the Fund.

Q    How did the Fund perform during the six months ended September 30, 2016?

A Pioneer Fundamental Growth Fund's Class A shares returned 3.21% at net asset value during the six-month period ended September 30, 2016, while the Fund's benchmark, the Russell 1000 Growth Index (the Russell Index), returned 5.22%. During the same period, the average return of the 712 mutual funds in Lipper's Large Cap Growth Funds category was 6.14%, and the average return of the 1,661 mutual funds in Morningstar's Large Growth Funds category was 6.12%.

Q How would you describe the investment environment for domestic stocks during the six-month period ended September 30, 2016?

A The equity market moved slightly higher in the first half of the period, mostly trading in a relatively narrow price range until the surprising results of the "Brexit" referendum in the United Kingdom on June 23, when voters decided in favor of exiting the European Union. At first, there was a startling decline in stock prices, but the slump lasted only briefly before the market recovered almost all its earlier losses in the final days of June. Stocks subsequently extended their gains over the next three months in a rally driven primarily by the market's expectation that short-term interest rates would remain low in the wake of the Brexit vote. New strength in oil and commodity prices also encouraged stock buying, especially in energy-sensitive areas of the market. In addition to energy, sectors that performed well over the six-month period included industrials as well as the interest-rate-sensitive groups such as telecommunication services and utilities. Stocks of companies that had issued high-yield bonds at an earlier time also fared well during the period, as many corporations were able to refinance their debt at low interest rates and thus reduce the risk of bankruptcy. The fiercely contested U.S. campaign season added some volatility to the market environment, as investors speculated and worried about the effects of the outcomes of not only the presidential election, but various congressional races as well.

4 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/16

Q What factors had the largest effects on the Fund's performance relative to the benchmark Russell Index during the six-month period ended September 30, 2016?

A The Fund underperformed the Russell Index during the period, primarily because of weak stock selection results, most notably in the information technology sector. Investments in the consumer staples and health care sectors also fared poorly. On the other hand, stock selection results in the industrials and materials sectors were much better.

     At the individual security level, the poor performance of the portfolio's shares of Cognizant Technology Solutions, which provides technology consulting and services, was the main detractor from the Fund's benchmark-relative returns in the information technology sector. Cognizant's shares declined by 24% over the six months, with most of the losses occurring on September 30, the final day of the period, when Cognizant announced that its president was stepping down, and that the corporation was investigating the possibility that its representatives may have violated the U.S. Foreign Corrupt Practices Act. Investors had little opportunity to absorb the announcements, and the stock did not have any time to recover from the setback on the period's final trading day. At this point, we have decided to retain the Fund's position in Cognizant, as we believe the company's underlying fundamental value remains intact.

     In consumer staples, the Fund's investment in CVS Health was the biggest drag on benchmark-relative results in the sector. The stock underperformed on the announcement that the company had lost some institutional accounts from its pharmacy benefits management business. However, we have retained the Fund's position in CVS, as the company's overall customer account retention is strong and it remains well positioned in both the pharmacy benefits and retail drugstore markets. CVS also features home health and store-based clinic operations. Another consumer staples holding in the portfolio that turned in disappointing results during the period was tobacco firm Reynolds American, shares of which declined on worries about how the company might be affected when interest rates start rising.

     In health care, the Fund's biggest underperformers during the period were pharmaceutical firm Allergan and biotech company Gilead Sciences. Allergan's shares declined after Pfizer announced it was cancelling its planned acquisition of the company. Meanwhile, Gilead reported weak sales of its hepatitis C products.

     Partially offsetting the Fund's losses in health care was the strong performance turned in by a position in Edwards Life Sciences, a corporation that develops and markets medical products, including innovative heart valves that can reduce the need for open heart surgery.

                 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/16 5

     As noted earlier, the Fund's security selection results in the industrials and materials sectors were solid and contributed positively to benchmark-relative performance during the period. In industrials, the biggest outperformer in the portfolio relative to the Russell Index was a position in defense contractor Raytheon, which reported strong sales from a diversified customer base that includes governments in Europe, the Middle East, and Asia, as well as the United States. In materials, benchmark-relative performance received strong support from the Fund's investment in International Flavors and Fragrances, which provides a diversified array of products for the food and cosmetic industries.

Q Did you make any notable changes to the portfolio's holdings during the six-month period ended September 30, 2016?

A We established new Fund positions in several companies during the period, while liquidating a few others. Notable additions to the portfolio included Amazon.com, Amphenol, and Masco. We established the position in Amazon.com, the market leader in U.S. internet retailing and in cloud computing, when it met one of our final, critical criteria for an investment: improving profits and cash flow. Amazon had long shown the ability to build a sustainable competitive advantage and to benefit from the secular changes in both consumer behavior and the growth of the internet, but it has only recently met our profitability investment standard. Amphenol is a technology company specializing in the design and manufacture of switching devices for a wide variety of markets, including cable television, cellular telephone, data communications, and aerospace and automotive markets. Masco manufactures building and home improvement products, including Delta faucets, the largest-selling faucet brand in the world, and Behr paints.

     Positions eliminated from the portfolio during the period included technology company EMC, liquidated upon completion of its acquisition by Dell. In addition, we sold the Fund's shares of cosmetic company Estee Lauder, which we believe may have lost some of its competitive advantages due to online and niche retailers undermining the strengths of traditional department stores.

Q Did the Fund have any investments in derivative securities during the six-month period ended September 30, 2016?

A    No, the Fund had no exposure to derivatives during the period.

6 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/16

Q    What is your investment outlook?

A We have become more cautious in our outlook for the equity market in a period of high stock valuations accompanied by persistent, but sluggish, economic growth and increasing inflationary wage pressures.

     We anticipate that the domestic economy, as measured by gross domestic product, will grow at a 2% annual pace in the coming months, led by consumer activity and some increases in government spending. At the same time, we also see significant risks coming from both economic and political sources. Potential factors that could cause a pullback in equity prices from their recent highs include the possibility of an interest-rate hike by the U.S. Federal Reserve (the Fed), weak economic growth in foreign markets, and a pending referendum in Italy that seeks voter approval of constitutional changes that could streamline economic decision-making and lead to major structural reforms. Moreover, the presidential election campaign in the U.S. may also contribute to stock market volatility.

     Given our uncertain outlook, we have sought to lower the Fund's risk exposure. As of period end, the portfolio is overweight in the consumer staples sector because of the predictable, high-return nature of the businesses in the sector. Despite the potential for greater government regulatory controls on drug pricing, we also have overweighted the Fund in the health care sector, focusing on companies that we think have the ability to increase revenues through greater volumes rather than through pricing.

     Consistent with our long-term investment discipline for the Fund, we plan to remain focused on owning shares of what we believe are higher-quality companies that offer high returns on growth capital. In addition, such companies should have attractive stock valuations, built-in advantages in their markets that give them sustainable competitive advantages, and growth opportunities created by long-term secular changes -- such as an aging population requiring more health care services.

                 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/16 7

Please refer to the Schedule of Investments on pages 18-21 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/16

Portfolio Summary | 9/30/16

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         94.4%
U.S. Government Securities                                                  2.9%
International Common Stocks                                                 2.5%
Temporary Cash Investments                                                  0.2%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                                     25.8%
Consumer Discretionary                                                     20.3%
Health Care                                                                19.8%
Consumer Staples                                                           13.6%
Industrials                                                                 9.1%
Financials                                                                  5.8%
Materials                                                                   3.2%
Energy                                                                      2.4%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1. Alphabet, Inc. (Class C)                                               5.82%
--------------------------------------------------------------------------------
 2. Apple, Inc.                                                            5.76
--------------------------------------------------------------------------------
 3. Microsoft Corp.                                                        4.86
--------------------------------------------------------------------------------
 4. Amazon.com, Inc.                                                       4.48
--------------------------------------------------------------------------------
 5. Mastercard, Inc.                                                       4.36
--------------------------------------------------------------------------------
 6. The Home Depot, Inc.                                                   4.10
--------------------------------------------------------------------------------
 7. Thermo Fisher Scientific, Inc.                                         3.80
--------------------------------------------------------------------------------
 8. CVS Health Corp.                                                       3.78
--------------------------------------------------------------------------------
 9. PepsiCo., Inc.                                                         3.32
--------------------------------------------------------------------------------
10. Celgene Corp.                                                          3.28
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

                 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/16 9

Prices and Distributions |9/30/16

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       Class                     9/30/16                       3/31/16
--------------------------------------------------------------------------------
         A                       $19.61                         $19.00
--------------------------------------------------------------------------------
         C                       $18.13                         $17.63
--------------------------------------------------------------------------------
         K                       $19.65                         $19.00
--------------------------------------------------------------------------------
         R                       $19.33                         $18.76
--------------------------------------------------------------------------------
         Y                       $19.80                         $19.15
--------------------------------------------------------------------------------

Distributions per Share: 4/1/16-9/30/16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        Short-Term           Long-Term
       Class          Dividends        Capital Gains        Capital Gains
--------------------------------------------------------------------------------
         A              $  --               $  --              $  --
--------------------------------------------------------------------------------
         C              $  --               $  --              $  --
--------------------------------------------------------------------------------
         K              $  --               $  --              $  --
--------------------------------------------------------------------------------
         R              $  --               $  --              $  --
--------------------------------------------------------------------------------
         Y              $  --               $  --              $  --
--------------------------------------------------------------------------------

The Russell 1000 Growth Index is an unmanaged index that measures the performance of large-cap U.S. growth stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-15.

10 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/16

Performance Update | 9/30/16                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Fundamental Growth Fund at public offering price during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of September 30, 2016)
--------------------------------------------------------------------------------
                        Net                 Public                  Russell
                        Asset               Offering                1000
                        Value               Price                   Growth
Period                  (NAV)               (POP)                   Index
--------------------------------------------------------------------------------
10 Years                 9.01%               8.37%                   8.85%
5 Years                 15.96               14.61                   16.60
1 Year                  11.00                4.64                   13.76
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2016)
--------------------------------------------------------------------------------
                        Gross               Net
--------------------------------------------------------------------------------
                        1.11%               1.09%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment


              Pioneer Fundamental Growth Fund          Russell 1000 Growth Index
9/06          $ 9,425                                  $10,000
9/07          $10,975                                  $11,935
9/08          $ 9,256                                  $ 9,443
9/09          $ 9,315                                  $ 9,269
9/10          $10,108                                  $10,441
9/11          $10,654                                  $10,836
9/12          $13,728                                  $13,998
9/13          $15,986                                  $16,696
9/14          $19,114                                  $19,893
9/15          $20,128                                  $20,525
9/16          $22,343                                  $23,349

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through August 1, 2017, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/16 11

Performance Update | 9/30/16                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of September 30, 2016)
--------------------------------------------------------------------------------
                                                                    Russell
                                                                    1000
                        If                  If                      Growth
Period                  Held                Redeemed                Index
--------------------------------------------------------------------------------
10 Years                 8.18%               8.18%                   8.85%
5 Years                 15.12               15.12                   16.60
1 Year                  10.24               10.24                   13.76
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2016)
--------------------------------------------------------------------------------
                        Gross
--------------------------------------------------------------------------------
                        1.77%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment


              Pioneer Fundamental Growth Fund          Russell 1000 Growth Index
9/06          $10,000                                  $10,000
9/07          $11,553                                  $11,935
9/08          $ 9,658                                  $ 9,443
9/09          $ 9,643                                  $ 9,269
9/10          $10,375                                  $10,441
9/11          $10,857                                  $10,836
9/12          $13,875                                  $13,998
9/13          $16,041                                  $16,696
9/14          $19,034                                  $19,893
9/15          $19,909                                  $20,525
9/16          $21,948                                  $23,349

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/16

Performance Update | 9/30/16                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of September 30, 2016)
------------------------------------------------------------------------------
                        Net                 Russell
                        Asset               1000
                        Value               Growth
Period                  (NAV)               Index
------------------------------------------------------------------------------
10 Years                 9.18%               8.85%
5 Years                 16.32               16.60
1 Year                  11.45               13.76
------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2016)
--------------------------------------------------------------------------------
                        Gross
--------------------------------------------------------------------------------
                        0.67%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment


              Pioneer Fundamental Growth Fund         Russell 1000 Growth Index
9/06          $ 5,000,000                              $ 5,000,000
9/07          $ 5,822,154                              $ 5,967,706
9/08          $ 4,910,383                              $ 4,721,745
9/09          $ 4,941,219                              $ 4,634,251
9/10          $ 5,361,975                              $ 5,220,564
9/11          $ 5,651,833                              $ 5,417,818
9/12          $ 7,282,506                              $ 6,999,180
9/13          $ 8,509,015                              $ 8,348,250
9/14          $10,208,564                              $ 9,946,738
9/15          $10,801,209                              $10,262,392
9/16          $12,037,950                              $11,674,564

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 20, 2012, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/16 13

Performance Update | 9/30/16                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of September 30, 2016)
--------------------------------------------------------------------------------
                        Net                 Russell
                        Asset               1000
                        Value               Growth
Period                  (NAV)               Index
--------------------------------------------------------------------------------
10 Years                 8.87%               8.85%
5 Years                 15.66               16.60
1 Year                  10.66               13.76
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2016)
--------------------------------------------------------------------------------
                        Gross               Net
--------------------------------------------------------------------------------
                        1.43%               1.40%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

            Pioneer Fundamental Growth Fund           Russell 1000 Growth Index
9/06        $10,000                                   $10,000
9/07        $11,644                                   $11,935
9/08        $ 9,821                                   $ 9,443
9/09        $ 9,882                                   $ 9,269
9/10        $10,724                                   $10,441
9/11        $11,304                                   $10,836
9/12        $14,544                                   $13,998
9/13        $16,887                                   $16,696
9/14        $20,135                                   $19,893
9/15        $21,138                                   $20,525
9/16        $23,392                                   $23,349

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on April 2, 2012, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning April 2, 2012, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through August 1, 2017, for Class R shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/16

Performance Update | 9/30/16                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of September 30, 2016)
--------------------------------------------------------------------------------
                        Net                 Russell
                        Asset               1000
                        Value               Growth
Period                  (NAV)               Index
--------------------------------------------------------------------------------
10 Years                 9.30%               8.85%
5 Years                 16.32               16.60
1 Year                  11.37               13.76
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2016)
--------------------------------------------------------------------------------
                        Gross
--------------------------------------------------------------------------------
                        0.79%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment


           Pioneer Fundamental Growth Fund           Russell 1000 Growth Index
9/06       $ 5,000,000                                $ 5,000,000
9/07       $ 5,822,154                                $ 5,967,706
9/08       $ 4,910,383                                $ 4,721,745
9/09       $ 4,955,541                                $ 4,634,251
9/10       $ 5,391,515                                $ 5,220,564
9/11       $ 5,715,109                                $ 5,417,818
9/12       $ 7,386,046                                $ 6,999,180
9/13       $ 8,624,037                                $ 8,348,250
9/14       $10,339,456                                $ 9,946,738
9/15       $10,925,136                                $10,262,392
9/16       $12,167,724                                $11,674,564

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class Y shares for the period prior to the commencement of operations of Class Y shares on April 8, 2009, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class Y shares, the performance of Class Y shares prior to their inception would have been higher than the performance shown. For the period beginning April 8, 2009, the actual performance of Class Y shares is reflected. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/16 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Fundamental Growth Fund

Based on actual returns from April 1, 2016, through September 30, 2016.

--------------------------------------------------------------------------------------------------
Share Class                   A               C                 K              R             Y
--------------------------------------------------------------------------------------------------
Beginning Account         $1,000.00       $1,000.00         $1,000.00      $1,000.00     $1,000.00
Value on 4/1/16
--------------------------------------------------------------------------------------------------
Ending Account            $1,032.10       $1,028.40         $1,034.20      $1,030.40     $1,033.90
Value (after expenses)
on 9/30/16
--------------------------------------------------------------------------------------------------
Expenses Paid             $    5.50       $    9.05         $    3.42      $    7.13     $    3.87
During Period*
--------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.08%, 1.78%, 0.67%, 1.40% and 0.76% for Class A, Class C, Class K, Class R, and Class Y shares respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

16 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/16

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Fundamental Growth Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from April 1, 2016, through September 30, 2016.

--------------------------------------------------------------------------------------------------------
 Share Class                    A               C                 K                R                Y
--------------------------------------------------------------------------------------------------------
 Beginning Account         $1,000.00        $1,000.00         $1,000.00        $1,000.00       $1,000.00
 Value on 4/1/16
--------------------------------------------------------------------------------------------------------
 Ending Account            $1,019.65        $1,016.14         $1,021.71        $1,018.05       $1,021.26
 Value (after expenses)
 on 9/30/16
--------------------------------------------------------------------------------------------------------
 Expenses Paid             $    5.47        $    9.00         $    3.40        $    7.08        $   3.85
 During Period*
--------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.08%, 1.78%, 0.67%, 1.40% and 0.76% for Class A, Class C, Class K, Class R, and Class Y shares respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/16 17

Schedule of Investments | 9/30/16 (unaudited)

-------------------------------------------------------------------------------------------------
Shares                                                                             Value
-------------------------------------------------------------------------------------------------
                 COMMON STOCKS -- 98.0%
                 ENERGY -- 2.1%
                 Oil & Gas Equipment & Services -- 1.0%
     638,889     Schlumberger, Ltd.                                                $   50,242,231
-------------------------------------------------------------------------------------------------
                 Oil & Gas Exploration & Production -- 1.1%
   1,967,880     Cabot Oil & Gas Corp.                                             $   50,771,304
                                                                                   --------------
                 Total Energy                                                      $  101,013,535
-------------------------------------------------------------------------------------------------
                 MATERIALS -- 3.3%
                 Specialty Chemicals -- 3.3%
     680,863     Ecolab, Inc.                                                      $   82,874,644
     497,596     International Flavors & Fragrances, Inc.                              71,141,300
                                                                                   --------------
                                                                                   $  154,015,944
                                                                                   --------------
                 Total Materials                                                   $  154,015,944
-------------------------------------------------------------------------------------------------
                 CAPITAL GOODS -- 6.9%
                 Aerospace & Defense -- 3.9%
     891,773     Raytheon Co.                                                      $  121,397,058
     614,234     United Technologies Corp.                                             62,406,174
                                                                                   --------------
                                                                                   $  183,803,232
-------------------------------------------------------------------------------------------------
                 Building Products -- 1.1%
   1,576,500     Masco Corp.                                                       $   54,089,715
-------------------------------------------------------------------------------------------------
                 Industrial Conglomerates -- 1.9%
     504,073     3M Co.                                                            $   88,832,785
                                                                                   --------------
                 Total Capital Goods                                               $  326,725,732
-------------------------------------------------------------------------------------------------
                 TRANSPORTATION -- 2.3%
                 Air Freight & Logistics -- 2.3%
     969,777     United Parcel Service, Inc. (Class B)                             $  106,054,813
                                                                                   --------------
                 Total Transportation                                              $  106,054,813
-------------------------------------------------------------------------------------------------
                 CONSUMER DURABLES & APPAREL -- 1.0%
                 Footwear -- 1.0%
     903,470     NIKE, Inc. (Class B)                                              $   47,567,696
                                                                                   --------------
                 Total Consumer Durables & Apparel                                 $   47,567,696
-------------------------------------------------------------------------------------------------
                 CONSUMER SERVICES -- 1.7%
                 Restaurants -- 1.7%
   1,459,193     Starbucks Corp.                                                   $   79,000,709
                                                                                   --------------
                 Total Consumer Services                                           $   79,000,709
-------------------------------------------------------------------------------------------------
                 MEDIA -- 5.9%
                 Movies & Entertainment -- 5.9%
   1,536,300     The Walt Disney Co.                                               $  142,660,818
   1,663,583     Time Warner, Inc.                                                    132,437,843
                                                                                   --------------
                                                                                   $  275,098,661
                                                                                   --------------
                 Total Media                                                       $  275,098,661
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/16

-------------------------------------------------------------------------------------------------
Shares                                                                             Value
-------------------------------------------------------------------------------------------------
                 RETAILING -- 12.0%
                 Internet Retail -- 4.5%
     254,271     Amazon.com, Inc.*                                                 $  212,903,651
-------------------------------------------------------------------------------------------------
                 Apparel Retail -- 2.0%
   1,478,493     Ross Stores, Inc.                                                 $   95,067,100
-------------------------------------------------------------------------------------------------
                 Home Improvement Retail -- 4.2%
   1,513,841     The Home Depot, Inc.                                              $  194,801,060
-------------------------------------------------------------------------------------------------
                 Automotive Retail -- 1.3%
     223,599     O'Reilly Automotive, Inc.*                                        $   62,632,316
                                                                                   --------------
                 Total Retailing                                                   $  565,404,127
-------------------------------------------------------------------------------------------------
                 FOOD & STAPLES RETAILING -- 3.8%
                 Drug Retail -- 3.8%
   2,018,896     CVS Health Corp.                                                  $  179,661,555
                                                                                   --------------
                 Total Food & Staples Retailing                                    $  179,661,555
-------------------------------------------------------------------------------------------------
                 FOOD, BEVERAGE & TOBACCO -- 7.1%
                 Soft Drinks -- 3.4%
   1,449,531     PepsiCo., Inc.                                                    $  157,665,487
-------------------------------------------------------------------------------------------------
                 Packaged Foods & Meats -- 1.6%
     808,178     The Hershey Co.                                                   $   77,261,817
-------------------------------------------------------------------------------------------------
                 Tobacco -- 2.1%
   2,105,254     Reynolds American, Inc.                                           $   99,262,726
                                                                                   --------------
                 Total Food, Beverage & Tobacco                                    $  334,190,030
-------------------------------------------------------------------------------------------------
                 HOUSEHOLD & PERSONAL PRODUCTS -- 2.9%
                 Household Products -- 2.9%
     769,025     Colgate-Palmolive Co.                                             $   57,015,514
     615,317     Kimberly-Clark Corp.                                                  77,616,086
                                                                                   --------------
                                                                                   $  134,631,600
                                                                                   --------------
                 Total Household & Personal Products                               $  134,631,600
-------------------------------------------------------------------------------------------------
                 HEALTH CARE EQUIPMENT & SERVICES -- 4.7%
                 Health Care Equipment -- 4.7%
     832,413     Edwards Lifesciences Corp.*                                       $  100,355,711
   1,423,839     Medtronic PLC                                                        123,019,690
                                                                                   --------------
                                                                                   $  223,375,401
                                                                                   --------------
                 Total Health Care Equipment & Services                            $  223,375,401
-------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                 SCIENCES -- 15.3%
                 Biotechnology -- 6.8%
   1,493,155     Celgene Corp.*                                                    $  156,079,492
   1,650,072     Gilead Sciences, Inc.*                                               130,553,697
     375,347     Vertex Pharmaceuticals, Inc.*                                         32,734,012
                                                                                   --------------
                                                                                   $  319,367,201
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/16 19

-------------------------------------------------------------------------------------------------
Shares                                                                             Value
-------------------------------------------------------------------------------------------------
                 Pharmaceuticals -- 4.7%
     523,018     Allergan plc                                                      $  120,456,276
     830,513     Johnson & Johnson                                                     98,108,501
                                                                                   --------------
                                                                                   $  218,564,777
-------------------------------------------------------------------------------------------------
                 Life Sciences Tools & Services -- 3.8%
   1,135,880     Thermo Fisher Scientific, Inc.                                    $  180,673,073
                                                                                   --------------
                 Total Pharmaceuticals, Biotechnology & Life Sciences              $  718,605,051
-------------------------------------------------------------------------------------------------
                 DIVERSIFIED FINANCIALS -- 2.9%
                 Specialized Finance -- 2.9%
     512,015     Intercontinental Exchange, Inc.                                   $  137,916,360
                                                                                   --------------
                 Total Diversified Financials                                      $  137,916,360
-------------------------------------------------------------------------------------------------
                 SOFTWARE & SERVICES -- 17.1%
                 Internet Software & Services -- 5.9%
     356,175     Alphabet, Inc. (Class C)                                          $  276,851,263
-------------------------------------------------------------------------------------------------
                 IT Consulting & Other Services -- 1.9%
   1,880,606     Cognizant Technology Solutions Corp.*                             $   89,723,712
-------------------------------------------------------------------------------------------------
                 Data Processing & Outsourced Services -- 4.4%
   2,034,697     Mastercard, Inc.                                                  $  207,071,114
-------------------------------------------------------------------------------------------------
                 Systems Software -- 4.9%
   4,015,076     Microsoft Corp.                                                   $  231,268,378
                                                                                   --------------
                 Total Software & Services                                         $  804,914,467
-------------------------------------------------------------------------------------------------
                 TECHNOLOGY HARDWARE & EQUIPMENT -- 7.0%
                 Computer Storage & Peripherals -- 5.8%
   2,422,229     Apple, Inc.                                                       $  273,832,988
-------------------------------------------------------------------------------------------------
                 Electronic Components -- 1.2%
     851,066     Amphenol Corp.                                                    $   55,251,205
                                                                                   --------------
                 Total Technology Hardware & Equipment                             $  329,084,193
-------------------------------------------------------------------------------------------------
                 SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.0%
                 Semiconductors -- 2.0%
   1,438,291     Analog Devices, Inc.                                              $   92,697,855
                                                                                   --------------
                 Total Semiconductors & Semiconductor Equipment                    $   92,697,855
-------------------------------------------------------------------------------------------------
                 TOTAL COMMON STOCKS
                 (Cost $3,836,628,500)                                             $4,609,957,729
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Principal
Amount ($)
-------------------------------------------------------------------------------------------------
                 U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 3.0%
 122,500,000     U.S. Treasury Bills, 10/6/16 (b)                                  $  122,498,898
  18,140,000     U.S. Treasury Bills, 11/3/16 (b)                                      18,136,898
-------------------------------------------------------------------------------------------------
                 TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                 (Cost $140,633,272)                                               $  140,635,796
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/16

-------------------------------------------------------------------------------------------------
Principal
Amount ($)                                                                         Value
-------------------------------------------------------------------------------------------------
                 TEMPORARY CASH INVESTMENTS -- 0.1%
                 Repurchase Agreements -- 0.1%
   3,930,000     $3,930,000 ScotiaBank, 0.47%, dated 9/30/16 plus
                 accrued interest on 10/3/16 collateralized by the following:
                 $514,133 Federal Home Loan Mortgage Corp,
                 2.264% - 3.141%, 11/1/37 - 8/1/44
                 $1,865,242 Federal National Mortgage Association
                 (ARM), 2.27% - 3.386%, 1/1/40 - 9/1/45
                 $1,629,383 Federal National Mortgage Association,
                 3.5%, 5/1/43 - 7/1/46                                             $    3,930,000
-------------------------------------------------------------------------------------------------
                 TOTAL TEMPORARY CASH INVESTMENTS
                 (Cost $3,930,000)                                                 $    3,930,000
-------------------------------------------------------------------------------------------------
                 TOTAL INVESTMENT IN SECURITIES -- 101.1%
                 (Cost $3,981,191,772) (a)                                         $4,754,523,525
-------------------------------------------------------------------------------------------------
                 OTHER ASSETS & LIABILITIES -- (1.1)%                              $  (52,657,731)
-------------------------------------------------------------------------------------------------
                 TOTAL NET ASSETS -- 100.0%                                        $4,701,865,794
=================================================================================================

*          Non-income producing security.

(a) At September 30, 2016, the net unrealized appreciation on investments based on cost for federal income tax purposes of $3,984,206,848 was as follows:

             Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost
                                                                                   $  844,416,592
             Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value
                                                                                      (74,099,915)
                                                                                   --------------
             Net unrealized appreciation                                           $  770,316,677
                                                                                   ==============
(b)        Security issued with a zero coupon. Income is earned through accretion of discount.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended September 30, 2016, aggregated $1,501,238,538 and $359,667,671, respectively.

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which PIM serves as the investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. Any cross trade activity engaged by the Fund during the period is included within the respective purchases and sales amounts presented.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of September 30, 2016, in valuing the Fund's investments:

-------------------------------------------------------------------------------------------------------
                              Level 1                 Level 2           Level 3        Total
-------------------------------------------------------------------------------------------------------
Common Stocks                 $4,609,957,729          $         --      $  --          $  4,609,957,729
U.S. Government and
 Agency Obligations                       --           140,635,796         --               140,635,796
Repurchase Agreement                      --             3,930,000         --                 3,930,000
-------------------------------------------------------------------------------------------------------
Total                         $4,609,957,729          $144,565,796      $  --          $  4,754,523,525
=======================================================================================================

During the six months ended September 30, 2016, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

             Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/16  21

Statement of Assets and Liabilities | 9/30/16 (unaudited)

ASSETS:
   Investment in securities (cost $3,981,191,772)                           $  4,754,523,525
   Cash                                                                            5,538,713
   Receivables --
     Investment securities sold                                                   67,272,255
     Fund shares sold                                                             23,240,733
     Dividends                                                                     3,344,469
     Interest                                                                             51
   Other assets                                                                      165,445
--------------------------------------------------------------------------------------------
         Total assets                                                       $  4,854,085,191
--------------------------------------------------------------------------------------------
LIABILITIES:
   Payables --
     Investment securities purchased                                        $    142,923,546
     Fund shares repurchased                                                       8,054,306
   Due to affiliates                                                                 205,969
   Accrued expenses                                                                1,035,576
--------------------------------------------------------------------------------------------
         Total liabilities                                                  $    152,219,397
--------------------------------------------------------------------------------------------
NET ASSETS:
   Paid-in capital                                                          $  3,836,463,727
   Undistributed net investment income                                            15,552,912
   Accumulated net realized gain on investments                                   76,517,402
   Net unrealized appreciation on investments                                    773,331,753
--------------------------------------------------------------------------------------------
         Total net assets                                                   $  4,701,865,794
--------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $1,196,785,894/61,024,225 shares)                      $          19.61
   Class C (based on $430,195,774/23,725,336 shares)                        $          18.13
   Class K (based on $242,648,815/12,346,330 shares)                        $          19.65
   Class R (based on $101,539,949/5,251,905 shares)                         $          19.33
   Class Y (based on $2,730,695,362/137,923,901 shares)                     $          19.80
MAXIMUM OFFERING PRICE:
   Class A ($19.61 (divided by) 94.25%)                                     $          20.81
============================================================================================

The accompanying notes are an integral part of these financial statements.

22 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/16

Statement of Operations (unaudited)

For the Six Months Ended 9/30/16

INVESTMENT INCOME:
   Interest                                                         $     163,962
   Dividends                                                           31,193,630
-------------------------------------------------------------------------------------------------
         Total investment income                                                     $ 31,357,592
=================================================================================================
EXPENSES:
  Management fees                                                   $  12,692,255
  Transfer agent fees
     Class A                                                              504,242
     Class C                                                              115,883
     Class K                                                                  924
     Class R                                                               56,990
     Class Y                                                              617,591
  Distribution fees
     Class A                                                            1,385,882
     Class C                                                            1,988,087
     Class R                                                              230,830
  Shareholder communications expense                                    1,136,074
  Administrative expense                                                  675,917
  Custodian fees                                                           27,521
  Registration fees                                                       126,917
  Professional fees                                                        70,386
  Printing expense                                                         17,794
  Fees and expenses of nonaffiliated Trustees                              92,052
  Miscellaneous                                                            17,905
-------------------------------------------------------------------------------------------------
     Total expenses                                                                  $ 19,757,250
-------------------------------------------------------------------------------------------------
         Net investment income                                                       $ 11,600,342
-------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on investments                                            $ 87,535,689
  Change in net unrealized appreciation (depreciation)
     on investments                                                                  $ 37,369,869
-------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                             $124,905,558
-------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                               $136,505,900
=================================================================================================

The accompanying notes are an integral part of these financial statements.

               Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/16  23

Statements of Changes in Net Assets

---------------------------------------------------------------------------------------------------
                                                                  Six Months
                                                                  Ended
                                                                  9/30/16            Year Ended
                                                                  (unaudited)        3/31/16
---------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                      $   11,600,342     $   14,197,831
Net realized gain (loss) on investments                               87,535,689          9,980,418
Change in net unrealized appreciation (depreciation)
  on investments                                                      37,369,869        101,973,450
---------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations        $  136,505,900     $  126,151,699
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.00 and $0.05 per share, respectively)           $           --     $   (2,669,945)
      Class K ($0.00 and $0.12 per share, respectively)                       --           (727,413)
      Class R ($0.00 and $0.03 per share, respectively)                       --           (104,862)
      Class Y ($0.00 and $0.11 per share, respectively)                       --         (9,253,189)
Net realized gain:
      Class A ($0.00 and $0.78 per share, respectively)                       --        (35,186,557)
      Class C ($0.00 and $0.78 per share, respectively)                       --        (12,456,231)
      Class K ($0.00 and $0.78 per share, respectively)                       --         (4,433,100)
      Class R ($0.00 and $0.78 per share, respectively)                       --         (2,395,330)
      Class Y ($0.00 and $0.78 per share, respectively)                       --        (63,735,165)
---------------------------------------------------------------------------------------------------
          Total distributions to shareowners                      $           --     $ (130,961,792)
---------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                      $1,615,839,185     $1,753,884,150
Reinvestment of distributions                                                 --        115,858,316
Cost of shares repurchased                                          (612,414,695)      (747,731,248)
---------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from
         Fund share transactions                                  $1,003,424,490     $1,122,011,218
---------------------------------------------------------------------------------------------------
      Net increase in net assets                                  $1,139,930,390     $1,117,201,125
NET ASSETS:
Beginning of period                                                3,561,935,404      2,444,734,279
---------------------------------------------------------------------------------------------------
End of period                                                     $4,701,865,794     $3,561,935,404
---------------------------------------------------------------------------------------------------
Undistributed net investment income                               $   15,552,912     $    3,952,570
===================================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/16

---------------------------------------------------------------------------------------------------
                               Six Months       Six Months
                               Ended            Ended
                               9/30/16          9/30/16                Year Ended    Year Ended
                               Shares           Amount                 3/31/16       3/31/16
                              (unaudited)      (unaudited)             Shares        Amount
---------------------------------------------------------------------------------------------------
Class A
Shares sold                    17,805,669       $  342,453,661         23,003,470    $  435,979,169
Reinvestment of distributions          --                   --          1,750,351        33,835,338
Less shares repurchased        (9,039,372)        (173,678,479)       (14,297,823)     (271,236,947)
---------------------------------------------------------------------------------------------------
      Net increase              8,766,297       $  168,775,182         10,455,998    $  198,577,560
===================================================================================================
Class C
Shares sold                     5,464,845       $   97,151,643          8,598,180    $  151,496,282
Reinvestment of distributions          --                   --            561,864        10,079,840
Less shares repurchased        (1,972,246)         (35,126,751)        (2,775,699)      (48,911,523)
---------------------------------------------------------------------------------------------------
      Net increase              3,492,599       $   62,024,892          6,384,345    $  112,664,599
===================================================================================================
Class K
Shares sold                     6,998,810       $  135,247,535          3,072,202    $   57,993,315
Reinvestment of distributions          --                   --            181,277         3,506,305
Less shares repurchased        (1,589,258)         (30,746,065)        (1,412,076)      (27,182,315)
---------------------------------------------------------------------------------------------------
      Net increase              5,409,552       $  104,501,470          1,841,403    $   34,317,305
===================================================================================================
Class R
Shares sold                     1,806,458       $   34,175,122          2,856,682    $   53,709,457
Reinvestment of distributions          --                   --             90,416         1,726,047
Less shares repurchased          (792,985)         (15,014,196)          (685,360)      (12,873,092)
---------------------------------------------------------------------------------------------------
      Net increase              1,013,473       $   19,160,926          2,261,738    $   42,562,412
===================================================================================================
Class Y
Shares sold                    51,984,665       $1,006,811,224         55,314,333    $1,052,078,724
Reinvestment of distributions          --                   --          3,422,765        66,710,786
Less shares repurchased       (18,545,191)        (357,849,204)       (20,079,685)     (381,189,190)
---------------------------------------------------------------------------------------------------
      Net increase             33,439,474       $  648,962,020         38,657,413    $  737,600,320
===================================================================================================
Class Z*
Shares sold or exchanged               --       $           --            136,232    $    2,627,203
Reinvestment of distributions          --                   --                 --                --
Less shares repurchased                --                   --           (320,712)       (6,338,181)
---------------------------------------------------------------------------------------------------
      Net decrease                     --       $           --           (184,480)   $   (3,710,978)
===================================================================================================

*     Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/16 25

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended           Year         Year      Year       Year       Year
                                                             9/30/16         Ended        Ended     Ended      Ended      Ended
                                                             (unaudited)     3/31/16      3/31/15   3/31/14    3/31/13    3/31/12
-----------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $     19.00     $  19.06     $  16.66  $  14.33   $  13.23   $  11.86
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $      0.04(a)  $   0.07(a)  $   0.06  $   0.06   $   0.07   $   0.02
   Net realized and unrealized gain (loss) on investments           0.57         0.70         2.86      2.95       1.20       1.68
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $      0.61     $   0.77     $   2.92  $   3.01   $   1.27   $   1.70
-----------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $        --     $  (0.05)    $  (0.05) $  (0.06)  $  (0.06)  $  (0.03)
   Net realized gain                                                  --        (0.78)       (0.47)    (0.62)     (0.11)     (0.30)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $        --     $  (0.83)    $  (0.52) $  (0.68)  $  (0.17)  $  (0.33)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $      0.61     $  (0.06)    $   2.40  $   2.33   $   1.10   $   1.37
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $     19.61     $  19.00     $  19.06  $  16.66   $  14.33   $  13.23
===================================================================================================================================
Total return*                                                       3.21%        4.00%       17.60%    21.16%      9.64%     14.84%
Ratio of net expenses to average net assets                         1.08%**      1.09%        1.09%     1.08%      1.09%      1.19%
Ratio of net investment income (loss) to average net assets         0.43%**      0.38%        0.38%     0.46%      0.54%      0.28%
Portfolio turnover rate                                               18%**        13%          12%       21%        28%        16%
Net assets, end of period (in thousands)                     $ 1,196,786     $992,927     $796,689  $644,527   $436,682   $346,987
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                             1.08%**      1.11%        1.13%     1.13%      1.20%      1.19%
   Net investment income (loss) to average net assets               0.43%**      0.36%        0.34%     0.41%      0.43%      0.28%
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/16

----------------------------------------------------------------------------------------------------------------------------------
                                                   Six Months
                                                   Ended            Year             Year        Year        Year        Year
                                                   9/30/16          Ended            Ended       Ended       Ended       Ended
                                                   (unaudited)      3/31/16          3/31/15     3/31/14     3/31/13     3/31/12
----------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period               $   17.63        $   17.81        $   15.66   $   13.55   $ 12.57     $  11.34
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                    $   (0.02)(a)(b) $   (0.05)(a)(b) $   (0.03)  $   (0.04)  $ (0.02)(a) $  (0.04)
   Net realized and unrealized gain (loss) on
     investments                                        0.52             0.65             2.65        2.77      1.12         1.57
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations $    0.50        $    0.60        $    2.62   $    2.73   $  1.10     $   1.53
----------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                           $      --        $      --        $      --   $      --   $ (0.01)    $     --
   Net realized gain                                      --            (0.78)           (0.47)      (0.62)    (0.11)       (0.30)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                $      --        $   (0.78)       $   (0.47)  $   (0.62)  $ (0.12)    $  (0.30)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value         $    0.50        $   (0.18)       $    2.15   $    2.11   $  0.98     $   1.23
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $   18.13        $   17.63        $   17.81   $   15.66   $ 13.55     $  12.57
==================================================================================================================================
Total return*                                           2.84%            3.29%           16.81%      20.29%     8.77%       13.98%
Ratio of net expenses to average net assets             1.78%**          1.77%            1.79%       1.83%     1.91%        1.96%
Ratio of net investment income (loss) to average
     net assets                                        (0.26)%**        (0.29)%          (0.32)%     (0.28)%   (0.23)%      (0.50)%
Portfolio turnover rate                                   18%**            13%              12%         21%       28%          16%
Net assets, end of period (in thousands)           $ 430,196        $ 356,675        $ 246,593   $ 174,565   $89,299     $ 33,880
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized

(a) The amount shown for a share outstanding does not correspond with net investment income on the Statement of Operations for the period due to timing of the sales and repurchase of shares.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/16 27

--------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended          Year         Year      Year
                                                            9/30/16        Ended        Ended     Ended     12/20/12 to
                                                            (unaudited)    3/31/16      3/31/15   3/31/14   3/31/13
--------------------------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                         $   19.00     $  19.05     $ 16.64   $ 14.30   $ 13.37
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $    0.08(c)  $   0.15(c)  $  0.16   $  0.06   $  0.03
   Net realized and unrealized gain (loss) on investments         0.57         0.70        2.84      3.01      1.00
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $    0.65     $   0.85     $  3.00   $  3.07   $  1.03
--------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $      --     $  (0.12)    $ (0.12)  $ (0.11)  $ (0.10)
   Net realized gain                                                --        (0.78)      (0.47)    (0.62)       --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $      --     $  (0.90)    $ (0.59)  $ (0.73)  $ (0.10)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $    0.65     $  (0.05)    $  2.41   $  2.34   $  0.93
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   19.65     $  19.00     $ 19.05   $ 16.64   $ 14.30
==========================================================================================================================
Total return*                                                     3.42%        4.43%      18.11%    21.61%     7.77%(a)(b)
Ratio of net expenses to average net assets                       0.67%**      0.67%       0.69%     0.71%     0.77%**
Ratio of net investment income (loss) to average net assets       0.83%**      0.80%       0.81%     0.85%     0.77%**
Portfolio turnover rate                                             18%**        13%         12%       21%       28%
Net assets, end of period (in thousands)                     $ 242,649     $131,813     $97,063   $31,501   $    11
==========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended March 31, 2013, the total return would have been 7.74%.

(b)  Not annualized.

(c) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/16

--------------------------------------------------------------------------------------------------------------------------------
                                                                Six Months
                                                                Ended         Year        Year          Year
                                                                9/30/16       Ended       Ended         Ended     4/2/12 to
                                                                (unaudited)   3/31/16     3/31/15       3/31/14   3/31/13
--------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                            $   18.76     $ 18.86     $  16.50      $ 14.25   $ 13.34
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                 $    0.01(d)  $  0.02(d)  $  (0.00)(c)  $  0.01   $  0.06
   Net realized and unrealized gain (loss) on investments            0.56        0.69         2.83         2.94      1.05
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations              $    0.57     $  0.71     $   2.83      $  2.95   $  1.11
--------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                        $      --     $ (0.03)    $     --      $ (0.08)  $ (0.09)
   Net realized gain                                                   --       (0.78)       (0.47)       (0.62)    (0.11)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                             $      --     $ (0.81)    $  (0.47)     $ (0.70)  $ (0.20)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $    0.57     $ (0.10)    $   2.36      $  2.25   $  0.91
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $   19.33     $ 18.76     $  18.86      $ 16.50   $ 14.25
================================================================================================================================
Total return*                                                        3.04%       3.70%       17.23%       20.84%     8.42%(a)(b)
Ratio of net expenses to average net assets                          1.40%**     1.40%        1.40%        1.39%     1.40%**
Ratio of net investment income (loss) to average net assets          0.12%**     0.10%        0.05%        0.18%     0.27%**
Portfolio turnover rate                                                18%**       13%          12%          21%       28%
Net assets, end of period (in thousands)                        $ 101,540     $79,519     $ 37,285      $40,703   $ 2,437
Ratios with no waiver of fees and assumption of
   expenses by the Adviser and no reduction
   for fees paid indirectly:
   Total expenses to average net assets                              1.40%**     1.43%        1.52%        1.39%     1.45%**
   Net investment income (loss) to average net assets                0.12%**     0.07%       (0.07)%       0.18%     0.21%**
================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended March 31, 2013, the total return would have been 8.41%.

(b)  Not annualized.

(c)  Amount rounds to less than $0.01 or $(0.01) per share.

(d) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/16 29

----------------------------------------------------------------------------------------------------------------------------------
                                                     Six Months
                                                     Ended           Year          Year         Year       Year         Year
                                                     9/30/16         Ended         Ended        Ended      Ended        Ended
                                                     (unaudited)     3/31/16       3/31/15      3/31/14    3/31/13      3/31/12
----------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                 $     19.15     $    19.20    $    16.77   $  14.41   $  13.30     $  11.91
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                      $      0.07(b)  $     0.13(b) $     0.10   $   0.10   $   0.10     $   0.07
   Net realized and unrealized gain (loss) on
     investments                                            0.58           0.71          2.90       2.97       1.22         1.69
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations   $      0.65     $     0.84    $     3.00   $   3.07   $   1.32     $   1.76
----------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                             $        --     $    (0.11)   $    (0.10)  $  (0.09)  $  (0.10)    $  (0.07)
   Net realized gain                                          --          (0.78)        (0.47)     (0.62)     (0.11)       (0.30)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  $        --     $    (0.89)   $    (0.57)  $  (0.71)  $  (0.21)    $  (0.37)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value           $      0.65     $    (0.05)   $     2.43   $   2.36   $   1.11     $   1.39
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $     19.80     $    19.15    $    19.20   $  16.77   $  14.41     $  13.30
==================================================================================================================================
Total return*                                               3.39%          4.29%        17.98%     21.44%      9.99%(a)    15.29%
Ratio of net expenses to average net assets                 0.76%**        0.79%         0.80%      0.82%      0.81%        0.78%
Ratio of net investment income (loss) to average net
     assets                                                 0.75%**        0.70%         0.68%      0.72%      0.85%        0.67%
Portfolio turnover rate                                       18%**          13%           12%        21%        28%          16%
Net assets, end of period (in thousands)             $ 2,730,695     $2,001,002    $1,263,594   $842,680   $558,383     $403,490
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended March 31, 2013, the total return would have been 9.96%.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/16

Notes to Financial Statements | 9/30/16 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Fundamental Growth Fund (the Fund) is a series of Pioneer Series Trust X, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital growth.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Class B shares were converted to Class A shares as of the close of business on November 10, 2014. Class Z shares were converted to Class Y shares as of the close of business on August 7, 2015. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of accounting policies followed by the Fund in the preparation of its financial statements:

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/16 31

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     Foreign securities are valued in U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing service. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for Fixed-income securities and/or other factors. Valuations may be supplemented by dealers and other sources, as required. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.

     Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
     (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

32 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/16

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

     At September 30, 2016, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services).

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2016, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/16 33 classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions during the year ended March 31, 2016 was as follows:

     ---------------------------------------------------------------------------
                                                                            2016
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                $ 14,574,901
     Long-term capital gain                                          116,386,891
     ---------------------------------------------------------------------------
          Total                                                     $130,961,792
     ---------------------------------------------------------------------------

     The following shows the components of distributable earnings on a federal income tax basis at March 31, 2016:

     ---------------------------------------------------------------------------
                                                                            2016
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                  $  3,185,647
     Current year late year loss                                      (7,236,288)
     Net unrealized appreciation                                     732,946,808
     ---------------------------------------------------------------------------
          Total                                                     $728,896,167
     ---------------------------------------------------------------------------

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and tax basis adjustments on common stock.

D.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $217,951 in underwriting commissions on the sale of Class A shares during the six months ended September 30, 2016.

E.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are

34 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/16 allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

F.   Risks

     The value of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

G.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/16 35

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion and 0.60% on assets over $1 billion. For the six months ended September 30, 2016, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.61% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 1.09%, 1.40% and 0.83% of the average daily net assets attributable to Class A, Class R, and Class Y shares, respectively. Class C and Class K shares do not have an expense limitation. Fees waived and expenses reimbursed during the six months ended September 30, 2016 are reflected on the Statement of Operations. These expense limitations are in effect through August 1, 2018. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $163,206 in management fees, administrative costs and certain other reimbursements payable to PIM at September 30, 2016.

3. Transfer Agent

Effective November 2, 2015, Boston Financial Data Services, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

Prior to November 2, 2015, Pioneer Investment Management Shareholder Services, Inc., a wholly owned indirect subsidiary of UniCredit, provided substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings and outgoing phone calls. For the six months ended September 30, 2016, such out-of-pocket expenses by class of shares were as follows:

36 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/16

--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                               $  411,243
Class C                                                                  110,803
Class K                                                                    1,486
Class R                                                                   51,664
Class Y                                                                  560,878
--------------------------------------------------------------------------------
  Total                                                               $1,136,074
================================================================================

4. Distribution and Service Plans

The Fund has adopted a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares (the Plan). Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $42,763 in distribution fees payable to PFD at September 30, 2016.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class K, Class R and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended September 30, 2016, CDSCs in the amount of $51,551 were paid to PFD.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/16 37

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 9, 2016, was in the amount of $240 million. Effective February 10, 2016, the facility is in the amount of $220 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended September 30, 2016, the Fund had no borrowings under the credit facility.

38 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/16

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Fundamental Growth Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2016 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2016 and May 2016. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings in connection with the review of the Fund's investment advisory agreement.

In March 2016, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio managers in the Fund. In May 2016, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in July and September 2016.

At a meeting held on September 13, 2016, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/16 39

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They also discuss the Fund's performance with PIM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight

40 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/16

Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund's shareowners.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate above a certain asset level. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the second quintile relative to its Morningstar peer group and in the third quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered that the expense ratio of the Fund's Class Y shares for the most recent fiscal year was in the third quintile relative to its Morningstar peer group and in the third quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients; or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/16 41

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoint in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its

42 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/16 relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/16 43

Trustees, Officers and Service Providers

Trustees                                    Advisory Trustee
Thomas J. Perna, Chairman                   Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman                        Officers
Margaret B.W. Graham                        Lisa M. Jones, President and Chief
Marguerite A. Piret                            Executive Officer
Fred J. Ricciardi                           Mark E. Bradley, Treasurer and
Kenneth J. Taubes                              Chief Financial Officer
                                            Christopher J. Kelley, Secretary and
                                               Chief Legal Officer

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*    Ms. Monchak is a non-voting Advisory Trustee.

44 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/16

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus. The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2016 Pioneer Investments 19434-10-1116

                        Pioneer Multi-Asset
                        Ultrashort Income Fund

--------------------------------------------------------------------------------
                        Semiannual Report | September 30, 2016
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     MAFRX
                        Class C     MCFRX
                        Class C2    MAUCX
                        Class K     MAUKX
                        Class Y     MYFRX

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             12

Prices and Distributions                                                      13

Performance Update                                                            14

Comparing Ongoing Fund Expenses                                               19

Schedule of Investments                                                       21

Financial Statements                                                          92

Notes to Financial Statements                                                101

Approval of Investment Advisory Agreement                                    111

Trustees, Officers and Service Providers                                     116

      Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16 1

President's Letter

Dear Shareowner,

While investors were greeted with a challenging market environment for the first several weeks of the new year, the U.S. market generated modest single-digit returns for both stocks and bonds through September 30th (the Bloomberg Barclays Aggregate Bond Index was up by 5.8% through 9/30/16, and the Standard & Poor's 500 Index was up by 7.8%). Yet, it is becoming increasingly clear that the investment landscape is undergoing significant change. For the past eight years, global central banks have been the dominant force in the markets by maintaining short-term interest rates at close to zero in an effort to stimulate economic growth. With little room to lower rates further, however, central banks may be losing their effectiveness. Many economies around the world are experiencing slow growth as they face a variety of challenges, including the shifting geopolitics driving "Brexit" - the United Kingdom's pending exit from the European Union - as well as related movements in Europe, limited productivity gains, aging populations, and transitioning economic models in China and other emerging markets. In the United States, gross domestic product grew at a rate of approximately 1.2% in the first half of 2016, although there are signs of stronger growth ahead, driven primarily by U.S. consumers.

Investors currently face a difficult environment. Government bond yields outside the U.S. are near zero and offer minimal opportunity to produce income. The central bank-driven bull market in riskier assets has pushed up valuations towards historic highs in the equity and investment-grade and high-yield corporate bond markets. Central banks have pledged to move gradually to normalize interest-rate policies as the global economy recovers, but it may take many years for this historic credit cycle to unwind. Politics may also influence markets or investor sentiment given the current global political landscape, with the U.S. elections in November, continued challenges with Brexit, and the December 2016 referendum on the Italian political system. These factors may make it even more challenging for investors to achieve returns similar to those experienced during periods of perceived market stability or economic growth. Against this backdrop, investors are likely to face challenges when it comes to finding opportunities for both income and capital appreciation, and while much has been made of passive investing, we believe all investment decisions are active choices.

Throughout Pioneer's history, we have believed in the importance of active management. During challenging market conditions, we view the value of active management as even more compelling. Our experienced and tenured investment teams focus on identifying value across global markets using

2 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16 proprietary research, careful risk management, and a long-term perspective.
We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
September 30, 2016

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

      Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16 3

Portfolio Management Discussion | 9/30/16

In the following interview, portfolio managers Charles Melchreit, Seth Roman and Jonathan Sharkey discuss the factors that influenced Pioneer Multi-Asset Ultrashort Income Fund's performance during the six-month period ended September 30, 2016. Mr. Melchreit, Director of Investment-Grade Management, a senior vice president and a portfolio manager at Pioneer, Mr. Roman, a vice president and a portfolio manager at Pioneer, and Mr. Sharkey, a senior vice president and a portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund.

Q How did the Fund perform during the six-month period ended September 30, 2016?

A Pioneer Multi-Asset Ultrashort Income Fund's Class A shares returned 1.38% at net asset value during the six-month period ended September 30, 2016, while the Fund's benchmark, the Bank of America Merrill Lynch 3-Month U.S. Dollar LIBOR Index (the BofA ML Index), returned 0.31%. During the same period, the average return of the 132 mutual funds in Lipper's Ultrashort Obligations Funds category was 0.87%, and the average return of the 158 mutual funds in Morningstar's Ultrashort Bond category was 0.90%.

Q How would you describe the market environment for fixed-income investors over the six-month period ended September 30, 2016?

A The period began in April against a backdrop of weak global economic growth. In the U.S., the domestic economy's continued, modest progress, and expectations that the U.S. Federal Reserve (the Fed) would follow a longer trajectory than originally anticipated with respect to normalizing interest rates lent support to the credit markets. Interest rates in the U.S. started the period near historical lows and traded within a relatively narrow band for most of the first three months.

     In late June, however, markets received a surprise when the results of the United Kingdom's referendum on leaving or remaining in the European Union showed that voters had chosen the "leave" option ("Brexit"). The uncertainty surrounding the ultimate implications of the Brexit vote spurred a flight-to-safety trade for the next couple of days and drove U.S. Treasury yields down even further. Credit-sensitive areas of the market were briefly shaken, but recovered in less than a week as markets put the likely impact of Brexit on global economic growth into perspective. Equally important, investors focused on the supportive actions of central banks around the globe, as exemplified by the initiation of negative interest rates

4 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16 in both Europe and Japan. In addition, from July through September, the second half of the period, oil prices maintained a trading range substantially higher than the lows seen at the beginning of the calendar year, reflecting a stabilization of sentiment around the Chinese economy and the global demand backdrop. Credit spreads would narrow further over the final three months of the period. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

     Over the six-month period ended September 30, 2016, the Treasury yield curve flattened, with interest rates on longer-maturity securities declining. Conversely, yields on Treasuries with shorter maturities moved upward for much of the period as investors repositioned in anticipation of the Fed's moving to raise rates before the end of 2016. To illustrate, the two-year Treasury yield rose from 0.73% to 0.77% during the period, while the five-year Treasury yield declined from 1.21% to 1.14%, and the 10-year Treasury yield dropped from 1.78% to 1.60%. As we stated earlier, credit spreads narrowed substantially over the six-month period as risk sentiment received a boost from investors around the globe searching for yield, and from the accommodative actions taken by central banks.

Q Can you review the Fund's principal strategies during the six-month period ended September 30, 2016, and their effects on performance?

A During the period, we continued to maintain a portfolio of investments that seeks to provide income, while also striving to protect the Fund's shareholders' principal against a rise in market interest rates. Our strategy entailed investing the Fund's assets in a wide range of mostly high-quality floating-rate securities as well as in fixed-rate instruments with very short remaining maturities. At period end, well over 90% of the Fund's invested assets were allocated either to floating-rate issues with interest rates tied to a short-term reference rate such as LIBOR (London InterBank Offered Rate), or to fixed-rate issues with less than one year duration. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)

     Unlike many other floating-rate vehicles, we typically invest the Fund's assets with a primary focus on investment-grade asset classes. At the same time, we did seek to have the Fund's performance benefit from credit spreads during the period. In doing so, we sought at all times to maintain the portfolio's broadly diversified* exposure to a number of different spread sectors. (Spread sectors represent non-governmental fixed-income investments with higher yields - at greater risk - than governmental investments.)

* Diversification does not assure a profit nor protect against loss.

      Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16 5

     Allocations to credit-based areas of the fixed-income market supported the Fund's outperformance of the BofA ML Index benchmark over the full six-month period. The Fund's net asset value (NAV) rose from $9.92 to $9.99 over the period, supported by price strengthening in the credit-sensitive sectors.

     The leading contributor to the Fund's performance during the period was the portfolio's allocation to commercial mortgage-backed securities (CMBS). Within CMBS, fundamentals for hotels and leisure properties received support from improvements in the employment backdrop as well as in consumer sentiment, and from declining airfares.

     Another positive contributor to returns during the period was the Fund's allocation to event-linked securities sponsored by insurance companies looking to mitigate the risk of having to pay claims after a natural disaster. In addition to providing incremental income, these so-called "catastrophe" bonds have a very low correlation to other areas of the bond market, and we therefore view the issues as a valuable source of portfolio diversification. (Correlation is the degree to which certain types of assets or asset-class prices have moved in relation to one another. Correlation is expressed by a coefficient that ranges from -1, which means the assets always move in opposite directions, through 0, which means they are absolutely independent of one another, to 1, which means they always move together.) We are careful to diversify the Fund's holdings quite extensively within the catastrophe bond sector by both peril (for example, a hurricane, flood, or earthquake), and geographic region.

     While we typically focus on the investment-grade sectors, we also include below-investment-grade asset categories in the Fund's portfolio in areas where we believe the incremental income provides an attractive tradeoff between risk and reward. In that vein, a position in floating-rate, leveraged bank loans was one of the leading positive contributors to the Fund's returns during the period, as credit spreads narrowed. In addition, the recovery and stabilization of oil prices supported the bank-loan market. We have taken care to avoid any undue concentration on energy-related credits within the Fund's loan holdings, while balancing the energy exposure between integrated companies that are more vulnerable to swings in energy prices, and the more stable pipeline companies.

     The Fund's largest weighting during the period was to the securitized sectors, including asset-backed securities (ABS), along with residential MBS and CMBS. The allocation helped the Fund's performance, as housing and consumer fundamentals remained on an upward trend and the securities

6 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16 provided incremental income. In particular, the portfolio's exposure to home equity loans within the ABS segment was a source of positive performance. While subprime auto loans led performance within ABS for the six-month period, we have continued to limit the Fund's exposure to the segment given some deterioration in underwriting standards.

     There were no positions that detracted materially from the Fund's benchmark-relative performance during the six-month period.

     While we manage the Fund with a focus on total return, we are mindful that many investors view the Fund as a source of liquidity in their portfolios. As such, during the period we continued to maintain significant portfolio liquidity to help reduce fluctuations in the Fund's NAV.

Q Can you discuss the factors that affected the Fund's income-generation, or yield, during the six-month period ended September 30, 2016?

A As we noted earlier, throughout the period the Fund had more than 90% of its invested assets in floating-rate issues or in very short-maturity fixed-rate issues. U.S. regulators, increasingly focused on the "shadow banking system," set October 14, 2016, as a deadline for non-government money market funds to meet new guidelines regarding floating net asset values and redemption gates. The impending change caused many money market fund complexes to transform prime money market funds into government funds. That activity sparked an increase in LIBOR rates beginning in mid-June, thus benefiting holders of floating-rate securities, given that the payouts for a majority of floating-rate instruments have benchmarks to the one-month or three-month LIBOR. Therefore, the Fund's income-generation benefited over the six-month period as short-term LIBOR rates rose.

Q Did you use any derivative strategies in managing the Fund during the six-month period ended September 30, 2016?

A    No. The Fund had no exposure to derivatives during the period.

Q What is your assessment of the current investment climate for the Fund, and how have you positioned the Fund's portfolio based on that view?

A We are cautiously optimistic about the credit-sensitive markets as 2016 draws to a close. With continued modest economic growth and low inflation in the United States, we believe that conditions remain supportive of credit sector fundamentals. At the same time, however, valuations and spreads are not compelling in light of the outperformance of the credit markets in recent quarters. Moreover, there is some evidence of market

      Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16 7 complacency, as demonstrated by the relative ease with which investors shrugged off the Brexit vote, a development with potentially disruptive implications for a bloc (the European Union) that constitutes the world's second-largest economy. Any number of developments could challenge such complacency, including the forthcoming elections and referendums in the U.S. and Europe, economic data flows, and the Fed's action - or inaction - on interest rates.

     Against this backdrop, we are maintaining relatively low exposure to changing credit spreads in the Fund's portfolio, and, as always, we are taking care not to assume any risk for which the Fund is not seeking adequate compensation. While the portfolio's sector allocations will shift around the margins to reflect our view of relative risk and reward, the Fund's portfolio continues to be broadly diversified with respect to its allocation across asset categories.

     In all investment environments, however, we will continue to seek to provide shareholders with higher income than cash vehicles, albeit with additional risk, while striving to provide protection against any future rise in market interest rates. (Please note that the Fund is not a money market fund.)

8 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16

Please refer to the Schedule of Investments on pages 21-91 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Pioneer Multi-Asset Ultrashort Income Fund ("The Fund") has the ability to invest in a wide variety of debt securities.

The Fund may invest in underlying funds (including ETFs). In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

The Fund and some of the underlying funds may utilize strategies that have a leveraging effect on the Fund, which increases the volatility of investment returns and subjects the Fund to magnified losses if the Fund's or an underlying fund's investments decline in value.

The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund may invest in subordinated securities which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

The Fund may invest in floating-rate loans. The value of collateral, if any, securing a floating-rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund may invest in event-linked bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

The Fund may invest in zero-coupon bonds and payment-in-kind securities, which may be more speculative and fluctuate more in value than other fixed income securities. The accrual of income from these securities are payable as taxable annual dividends to shareholders.

      Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16 9

Investments in equity securities are subject to price fluctuation.

International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility.

These risks are magnified in emerging markets.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities generally falls.

The Fund may invest in mortgage-backed securities, which during times of fluctu-ating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

High yield bonds possess greater price volatility, illiquidity, and possibility of default.

There may be insufficient or illiquid collateral securing the floating rate loans held within the Fund. This may reduce the future redemption or recovery value of such loans.

The Fund may have disadvantaged access to confidential information that could be used to assess a loan issuer, as Pioneer normally seeks to avoid receiving material, non-public information.

Pioneer Multi-Asset Ultrashort Income Fund is not a money market fund.

These risks may increase share price volatility.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

Please see the prospectus for a more complete discussion of the Fund's risks.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

10 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16 11

Portfolio Summary | 9/30/16

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Collateralized Mortgage Obligations                                        28.1%
Asset Backed Securities                                                    25.8%
U.S. Corporate Bonds                                                       19.1%
International Corporate Bonds                                               8.7%
Senior Secured Loans                                                        6.2%
U.S. Government Securities                                                  5.2%
Temporary Cash Investment                                                   4.4%
Municipal Bonds                                                             2.5%

* Includes investments in Insurance Linked Securities totaling 5.0% of total investment portfolio.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)**

  1.   U.S. Treasury Notes, Floating Rate Note, 1/31/18                                1.70%
--------------------------------------------------------------------------------------------
  2.   U.S. Treasury Notes, Floating Rate Note, 4/30/18                                1.69
--------------------------------------------------------------------------------------------
  3.   U.S. Treasury Notes, Floating Rate Note, 10/31/17                               1.19
--------------------------------------------------------------------------------------------
  4.   Harris County Health Facilities Development Corp., Floating Rate Note, 12/1/41  0.79
--------------------------------------------------------------------------------------------
  5.   Federal National Mortgage Association, Floating Rate Note, 2/25/38              0.41
--------------------------------------------------------------------------------------------
  6.   Mississippi Business Finance Corp., Floating Rate Note, 11/1/35                 0.40
--------------------------------------------------------------------------------------------
  7.   Geisinger Authority, Floating Rate Note, 8/1/22                                 0.37
--------------------------------------------------------------------------------------------
  8.   Federal National Mortgage Association, Floating Rate Note, 10/3/16              0.33
--------------------------------------------------------------------------------------------
  9.   McKesson Corp., 1.292%, 3/10/17                                                 0.29
--------------------------------------------------------------------------------------------
 10.   Chase Issuance Trust, Floating Rate Note, 5/15/19                               0.29
--------------------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

12 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16

Prices and Distributions | 9/30/16

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                       9/30/16                         3/31/16
--------------------------------------------------------------------------------
          A                          $ 9.99                           $9.92
--------------------------------------------------------------------------------
          C                          $ 9.98                           $9.91
--------------------------------------------------------------------------------
          C2                         $ 9.98                           $9.91
--------------------------------------------------------------------------------
          K                          $10.00                           $9.93
--------------------------------------------------------------------------------
          Y                          $10.00                           $9.93
--------------------------------------------------------------------------------

Distributions per Share: 4/1/16-9/30/16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                            Short-Term           Long-Term
         Class           Dividends         Capital Gains        Capital Gains
--------------------------------------------------------------------------------
          A              $0.0665               $--                  $--
--------------------------------------------------------------------------------
          C              $0.0509               $--                  $--
--------------------------------------------------------------------------------
          C2             $0.0506               $--                  $--
--------------------------------------------------------------------------------
          K              $0.0772               $--                  $--
--------------------------------------------------------------------------------
          Y              $0.0741               $--                  $--
--------------------------------------------------------------------------------

The Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Index is an unmanaged index that tracks the performance of a synthetic asset paying the London Interbank Offered Rate (LIBOR), with a constant 3-month average maturity. The index is based on the assumed purchase at par value of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day's 3-month LIBOR rate. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 14-18.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16 13

Performance Update | 9/30/16                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Multi-Asset Ultrashort Income Fund at public offering price during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2016)
--------------------------------------------------------------------------------
                                            BofA ML
                    Net         Public      U.S. Dollar
                    Asset       Offering    3-Month
                    Value       Price       LIBOR
Period              (NAV)       (POP)       Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11) 1.27%                  0.79%      0.35%
5 Years             1.36         0.84       0.36
1 Year              1.50        -1.08       0.49
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2016)
--------------------------------------------------------------------------------
                    Gross
--------------------------------------------------------------------------------
                    0.63%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Multi-Asset     BofA ML U.S. Dollar
                    Ultrashort Income Fund  3-Month LIBOR Index
4/11                $ 9,750                 $10,000
9/11                $ 9,756                 $10,009
9/12                $10,037                 $10,058
9/13                $10,124                 $10,090
9/14                $10,228                 $10,114
9/15                $10,282                 $10,140
9/16                $10,436                 $10,190

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 2.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16

Performance Update | 9/30/16                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2016)
--------------------------------------------------------------------------------
                                            BofA ML
                                            U.S. Dollar
                                            3-Month
                    If          If          LIBOR
Period              Held        Redeemed    Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)           0.85%       0.85%       0.35%
5 Years             0.98        0.98        0.36
1 Year              1.18        1.18        0.49
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2016)
--------------------------------------------------------------------------------
                    Gross
--------------------------------------------------------------------------------
                    0.94%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Multi-Asset     BofA ML U.S. Dollar
                    Ultrashort Income Fund  3-Month LIBOR Index
4/11                $10,000                 $10,000
9/11                $ 9,975                 $10,009
9/12                $10,191                 $10,058
9/13                $10,252                 $10,090
9/14                $10,325                 $10,114
9/15                $10,349                 $10,140
9/16                $10,471                 $10,190

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16 15

Performance Update | 9/30/16                                     Class C2 Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C2 shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2016)
--------------------------------------------------------------------------------
                                            BofA ML
                                            U.S. Dollar
                                            3-Month
                    If          If          LIBOR
Period              Held        Redeemed    Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)           0.85%       0.85%       0.35%
5 Years             0.97        0.97        0.36
1 Year              1.28        1.28        0.49
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2016)
--------------------------------------------------------------------------------
                    Gross
--------------------------------------------------------------------------------
                    0.94%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Multi-Asset     BofA ML U.S. Dollar
                    Ultrashort Income Fund  3-Month LIBOR Index
4/11                $10,000                 $10,000
9/11                $ 9,975                 $10,009
9/12                $10,191                 $10,058
9/13                $10,250                 $10,090
9/14                $10,324                 $10,114
9/15                $10,336                 $10,140
9/16                $10,468                 $10,190

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C2 shares held for less than 1 year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percentage change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The performance shown for periods prior to the commencement of operations of Class C2 shares on August 1, 2013, is the net asset value performance of the Fund's Class C shares, which has not been restated to reflect any differences in expenses. For the period beginning August 1, 2013, the actual performance of Class C2 shares is reflected.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

16 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16

Performance Update | 9/30/16                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2016)
--------------------------------------------------------------------------------
                                BofA ML
                    Net         U.S. Dollar
                    Asset       3-Month
                    Value       LIBOR
Period              (NAV)       Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)           1.44%       0.35%
5 Years             1.54        0.36
1 Year              1.71        0.49
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2016)
--------------------------------------------------------------------------------
                    Gross
--------------------------------------------------------------------------------
                    0.42%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                    Pioneer Multi-Asset     BofA ML U.S. Dollar
                    Ultrashort Income Fund  3-Month LIBOR Index
4/11                $5,000,000              $5,000,000
9/11                $5,004,864              $5,004,742
9/12                $5,148,808              $5,028,849
9/13                $5,208,133              $5,044,939
9/14                $5,273,102              $5,057,112
9/15                $5,312,089              $5,069,978
9/16                $5,403,049              $5,095,071

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning on December 20, 2012, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16 17

Performance Update | 9/30/16                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2016)
--------------------------------------------------------------------------------
                                BofA ML
                    Net         U.S. Dollar
                    Asset       3-Month
                    Value       LIBOR
Period              (NAV)       Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)           1.46%       0.35%
5 Years             1.55        0.36
1 Year              1.74        0.49
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2016)
--------------------------------------------------------------------------------
                    Gross
--------------------------------------------------------------------------------
                    0.51%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                    Pioneer Multi-Asset     BofA ML U.S. Dollar
                    Ultrashort Income Fund  3-Month LIBOR Index
4/11                $5,000,000              $5,000,000
9/11                $5,008,825              $5,004,742
9/12                $5,169,696              $5,028,849
9/13                $5,224,861              $5,044,939
9/14                $5,286,365              $5,057,112
9/15                $5,316,328              $5,069,978
9/16                $5,408,608              $5,095,071

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

18 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Ultrashort
Income Fund

Based on actual returns from April 1, 2016, through September 30, 2016.

--------------------------------------------------------------------------------
Share Class                 A           C           C2          K          Y
--------------------------------------------------------------------------------
Beginning Account       $1,000.00   $1,000.00   $1,000.00   $1,000.00  $1,000.00
Value on 4/1/16
--------------------------------------------------------------------------------
Ending Account Value    $1,013.80   $1,012.20   $1,012.20   $1,014.90  $1,014.60
(after expenses)
on 9/30/16
--------------------------------------------------------------------------------
Expenses Paid           $    3.08   $    4.69   $    4.69   $    2.02  $    2.53
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.61%, 0.93%, 0.93%, 0.40% and 0.50% for Class A, Class C, Class C2, Class K, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half period).

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16 19

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Ultrashort
Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from April 1, 2016, through September 30, 2016.

--------------------------------------------------------------------------------
Share Class                 A           C           C2          K          Y
--------------------------------------------------------------------------------
Beginning Account       $1,000.00   $1,000.00   $1,000.00   $1,000.00  $1,000.00
Value on 4/1/16
--------------------------------------------------------------------------------
Ending Account Value    $1,022.01   $1,020.41   $1,020.41   $1,023.06  $1,022.56
(after expenses)
on 9/30/16
--------------------------------------------------------------------------------
Expenses Paid           $    3.09   $    4.71   $    4.71   $    2.03  $    2.54
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.61%, 0.93%, 0.93%, 0.40% and 0.50% for Class A, Class C, Class C2, Class K, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half period).

20 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16

Schedule of Investments | 9/30/16 (unaudited)

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                           ASSET BACKED SECURITIES -- 25.6%
                           ENERGY -- 0.9%
                           Oil & Gas Exploration & Production -- 0.9%
    16,467          1.62   Countrywide Asset-Backed Certificates, Floating
                           Rate Note, 8/25/35 (144A)                                  $       16,446
 1,458,926                 DT Auto Owner Trust 2016-2, 1.73%, 8/15/19 (144A)               1,461,401
 3,162,866                 GCAT 2015-2, 3.75%, 7/25/20 (Step) (144A)                       3,169,853
 3,000,000          2.03   NCF Dealer Floorplan Master Trust, Floating Rate
                           Note, 10/20/20 (144A)                                           2,947,823
 3,932,026                 Pretium Mortgage Credit Partners I 2015-NPL3 LLC,
                           4.125%, 10/27/30 (Step) (144A)                                  3,952,803
 1,611,037                 Pretium Mortgage Credit Partners I 2016-NPL4 LLC,
                           4.0%, 7/25/31 (Step) (144A)                                     1,615,859
 3,300,000                 PRPM 2015-1 LLC, 4.0%, 9/27/21 (Step) (144A)                    3,300,000
 5,000,000                 United Auto Credit Securitization Trust 2016-2, 2.2%,
                           5/10/19 (144A)                                                  5,003,378
 3,013,825                 WVUE 2015-1, 4.5%, 9/25/20 (Step) (144A)                        3,022,325
                                                                                      --------------
                                                                                      $   24,489,888
                                                                                      --------------
                           Total Energy                                               $   24,489,888
----------------------------------------------------------------------------------------------------
                           MATERIALS -- 0.2%
                           Steel -- 0.2%
 1,908,014          1.24   First NLC Trust 2005-2, Floating Rate Note, 9/25/35        $    1,873,016
   307,669          1.17   New Century Home Equity Loan Trust 2005-2 REMICS,
                           Floating Rate Note, 6/25/35                                       305,775
 1,618,398          0.76   RASC Series 2005-AHL3 Trust, Floating Rate Note,
                           9/25/35                                                         1,602,565
   342,823          0.99   Wells Fargo Home Equity Asset-Backed Securities
                           2005-2 Trust, Floating Rate Note, 11/25/35                        335,978
                                                                                      --------------
                                                                                      $    4,117,334
                                                                                      --------------
                           Total Materials                                            $    4,117,334
----------------------------------------------------------------------------------------------------
                           TRANSPORTATION -- 0.0%+
                           Trucking -- 0.0%+
   415,601          0.92   Hertz Fleet Lease Funding LP, Floating Rate Note,
                           4/10/28 (144A)                                             $      415,557
----------------------------------------------------------------------------------------------------
                           Marine Ports & Services -- 0.0%+
   204,391                 Global Container Assets 2013-1, Ltd., 2.2%,
                           11/6/28 (144A)                                             $      204,000
                                                                                      --------------
                           Total Transportation                                       $      619,557
----------------------------------------------------------------------------------------------------
                           CONSUMER SERVICES -- 0.1%
                           Hotels, Resorts & Cruise Lines -- 0.1%
 1,521,353                 Westgate Resorts 2012-A LLC, 3.75%,
                           8/20/25 (144A)                                             $    1,517,789
                                                                                      --------------
                           Total Consumer Services                                    $    1,517,789
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

   Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16 21

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                           HEALTH CARE EQUIPMENT & SERVICES -- 0.0%+
                           Health Care Distributors -- 0.0%+
   544,758          1.22   Oscar US Funding Trust II, Floating Rate Note,
                           2/15/18 (144A)                                             $      544,091
                                                                                      --------------
                           Total Health Care Equipment & Services                     $      544,091
----------------------------------------------------------------------------------------------------
                           BANKS -- 20.4%
                           Diversified Banks -- 0.0%+
    23,685          1.03   KeyCorp Student Loan Trust 2004-A, Floating Rate
                           Note, 10/28/41                                             $       23,609
----------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- 20.4%
 1,058,811          0.75   321 Henderson Receivables I LLC, Floating Rate
                           Note, 11/15/40 (144A)                                      $    1,019,521
 4,455,298          0.72   321 Henderson Receivables I LLC, Floating Rate
                           Note, 12/15/41 (144A)                                           4,316,399
   903,963          0.72   321 Henderson Receivables I LLC, Floating Rate
                           Note, 3/15/41 (144A)                                              878,701
   633,805          0.87   321 Henderson Receivables I LLC, Floating Rate
                           Note, 9/15/45 (144A)                                              624,032
 2,404,264          0.72   321 Henderson Receivables II LLC, Floating Rate
                           Note, 9/15/41 (144A)                                            2,278,426
   848,237          1.27   ABFC 2005-HE2 Trust, Floating Rate Note, 6/25/35                  841,954
   320,412          1.14   ABFC 2005-WF1 Trust, Floating Rate Note, 12/25/34                 320,038
 2,654,698          1.20   ABFC 2005-WMC1 Trust, Floating Rate Note, 6/25/35               2,587,136
    10,675          0.93   ACAS CLO 2007-1, Ltd., Floating Rate Note,
                           4/20/21 (144A)                                                     10,674
   332,979          1.12   Accredited Mortgage Loan Trust 2005-2, Floating
                           Rate Note, 7/25/35                                                331,467
 3,102,791          0.72   ACE Securities Corp., Home Equity Loan Trust Series
                           2006-ASAP2, Floating Rate Note, 3/25/36                         3,032,788
   514,214          1.00   Aegis Asset Backed Securities Trust 2005-3, Floating
                           Rate Note, 8/25/35                                                508,947
   221,684          1.62   Aegis Asset Backed Securities Trust Mortgage
                           Pass- Through Certificates Series 2004-3, Floating
                           Rate Note, 9/25/34                                                221,325
   115,872          1.48   Aegis Asset Backed Securities Trust Mortgage
                           Pass-Through Certificates Series 2004-2, Floating
                           Rate Note, 6/25/34                                                115,795
   742,599          1.62   Aegis Asset Backed Securities Trust Mortgage
                           Pass-Through Certificates Series 2004-4, Floating
                           Rate Note, 10/25/34                                               739,286
   176,504          0.89   Aegis Asset Backed Securities Trust Mortgage
                           Pass-Through Certificates Series 2005-4, Floating
                           Rate Note, 10/25/35                                               174,755
 1,778,597                 American Credit Acceptance Receivables Trust 2015-3,
                           1.95%, 9/12/19 (144A)                                           1,783,660
   766,197                 American Credit Acceptance Receivables Trust 2016-1A,
                           2.37%, 5/12/20 (144A)                                             771,224

The accompanying notes are an integral part of these financial statements.

22 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
 2,600,000          0.80   American Express Credit Account Master Trust, Floating
                           Rate Note, 1/15/20                                         $    2,602,495
   475,000          0.75   American Express Credit Account Secured Note
                           Trust 2012-4, Floating Rate Note, 5/15/20                         475,372
 2,000,000          1.88   American Homes 4 Rent 2014-SFR1, Floating Rate
                           Note, 6/17/31                                                   1,989,586
 1,980,565          1.27   AmeriCredit Automobile Receivables 2015-4, Floating
                           Rate Note, 4/8/19                                               1,985,110
   362,537          0.92   AmeriCredit Automobile Receivables Trust 2015-2,
                           Floating Rate Note, 9/10/18                                       362,590
    11,515          0.95   Ameriquest Mortgage Securities, Inc., Asset-Backed
                           Pass-Through Certificates Series 2005-R5, Floating
                           Rate Note, 7/25/35                                                 11,515
   322,538          0.82   Ameriquest Mortgage Securities, Inc., Asset Backed
                           Pass-Through Certificates Series 2005-R11, Floating
                           Rate Note, 1/25/36                                                317,704
    49,005          4.27   Ameriquest Mortgage Securities, Inc., Asset-Backed
                           Pass-Through Certificates Series 03-AR3, Floating
                           Rate Note, 6/25/33                                                 48,960
 1,604,109          1.13   Ameriquest Mortgage Securities, Inc., Asset-Backed
                           Pass-Through Certificates Series 2004-R11, Floating
                           Rate Note, 11/25/34                                             1,599,727
   416,253          1.20   Ameriquest Mortgage Securities, Inc., Asset-Backed
                           Pass-Through Certificates Series 2005-R1, Floating
                           Rate Note, 3/25/35                                                415,912
   447,546                 ARI Fleet Lease Trust 2014-A, 0.81%,
                           11/15/22 (144A)                                                   446,872
 1,473,591                 Ascentium Equipment Receivables 2016-1 Trust,
                           0.95%, 4/10/17 (144A)                                           1,473,595
   115,236          1.23   Asset Backed Securities Corp., Home Equity Loan
                           Trust Series 2005-HE3, Floating Rate Note, 4/25/35                114,784
   691,556          0.73   Asset Backed Securities Corp., Home Equity Loan
                           Trust Series AEG 2006-HE1, Floating Rate Note,
                           1/25/36                                                           677,572
 1,668,641          0.95   Asset Backed Securities Corp., Home Equity Loan
                           Trust Series NC 2005-HE8, Floating Rate Note,
                           11/25/35                                                        1,641,275
   560,742          1.29   Asset Backed Securities Corp., Home Equity Loan
                           Trust Series OOMC 2005-HE6, Floating Rate Note,
                           7/25/35                                                           561,157
    86,927          1.21   Asset-Backed Pass-Through Certificates Series
                           2004-R2, Floating Rate Note, 4/25/34                               86,018
   799,330          1.14   Asset-Backed Pass-Through Certificates Series
                           2004-R2, Floating Rate Note, 4/25/34                              789,996
 1,100,000          0.87   Barclays Dryrock Issuance Trust, Floating Rate Note,
                           12/16/19                                                        1,100,811
 1,800,000          0.85   Barclays Dryrock Issuance Trust, Floating Rate Note,
                           3/16/20                                                         1,801,938

The accompanying notes are an integral part of these financial statements.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16  23

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
    35,243                 Bayview Financial Acquisition Trust, 6.205%,
                           5/28/37 (Step)                                             $       36,544
   876,267          1.50   Bayview Financial Acquisition Trust, Floating Rate
                           Note, 5/28/44                                                     876,244
    19,871          1.47   Bayview Financial Acquisition Trust, Floating Rate
                           Note, 8/28/44                                                      19,872
   409,245          1.53   Bayview Financial Acquisition Trust, Floating Rate
                           Note, 8/28/44                                                     408,120
   100,449          1.17   Bayview Financial Mortgage Pass-Through Trust 2004-A,
                           Floating Rate Note, 2/28/44                                       100,409
 1,592,174          1.27   Bayview Financial Mortgage Pass-Through Trust 2005-C,
                           Floating Rate Note, 6/28/44                                     1,585,559
   273,626          0.82   Bayview Financial Mortgage Pass-Through Trust 2006-B,
                           Floating Rate Note, 4/28/36                                       271,685
   213,920          0.79   Bayview Financial Mortgage Pass-Through Trust 2006-B,
                           Floating Rate Note, 4/28/36                                       212,388
 1,811,738          1.27   Bear Stearns Asset Backed Securities I Trust 2005-FR1,
                           Floating Rate Note, 6/25/35                                     1,800,659
    34,461          1.29   Bear Stearns Asset Backed Securities I Trust 2005-HE9,
                           Floating Rate Note, 10/25/35                                       34,461
 2,147,050          1.18   Bear Stearns Asset Backed Securities I Trust 2005-TC1,
                           Floating Rate Note, 5/25/35                                     2,093,029
 3,407,553          0.92   Bear Stearns Asset Backed Securities I Trust 2006-EC2,
                           Floating Rate Note, 2/25/36                                     3,275,002
   419,053          1.72   Bear Stearns Asset Backed Securities Trust 2004-2,
                           Floating Rate Note, 8/25/34                                       419,445
   277,771          1.10   Bear Stearns Asset Backed Securities Trust 2004-SD3,
                           Floating Rate Note, 9/25/34                                       274,378
    35,969          0.93   Bear Stearns Asset Backed Securities Trust 2005-SD1,
                           Floating Rate Note, 8/25/43                                        35,583
   818,983          1.00   Bear Stearns Asset Backed Securities Trust 2005-SD2,
                           Floating Rate Note, 3/25/35                                       813,781
   842,123          0.93   Bear Stearns Asset Backed Securities Trust 2005-SD2,
                           Floating Rate Note, 3/25/35                                       836,078
 1,201,138          0.90   Bear Stearns Asset Backed Securities Trust 2006-SD1,
                           Floating Rate Note, 4/25/36                                     1,167,248
 1,588,362          0.91   Bear Stearns Asset Backed Securities Trust 2006-SD2,
                           Floating Rate Note, 6/25/36                                     1,556,641
   473,834          1.02   Bear Stearns Asset Backed Securities Trust 2006-SD2,
                           Floating Rate Note, 6/25/36                                       465,220
   555,627          1.52   Bear Stearns Structured Products Trust 2007-EMX1,
                           Floating Rate Note, 3/25/37 (144A)                                550,620
 2,895,000          1.00   Cabela's Credit Card Master Note Trust, Floating Rate
                           Note, 6/15/20 (144A)                                            2,893,553
 2,700,000          1.36   Cabela's Credit Card Master Note Trust, Floating Rate
                           Note, 6/15/22                                                   2,731,197
 3,100,000                 California Republic Auto Receivables Trust 2016-2,
                           1.34%, 3/15/19                                                  3,100,312

The accompanying notes are an integral part of these financial statements.

24 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
 1,050,000                 California Republic Auto Receivables Trust 2016-2,
                           1.56%, 7/15/20                                             $    1,050,723
 5,200,000                 CAM Mortgage Trust 2016-2, 3.25%, 6/15/57
                           (Step) (144A)                                                   5,193,997
 2,443,086          1.23   Capital Auto Receivables Asset Trust 2016-1, Floating
                           Rate Note, 11/20/18                                             2,448,396
 2,000,000          0.88   Capital One Multi-Asset Execution Trust, Floating
                           Rate Note, 11/15/19                                             2,000,917
    19,000                 CarMax Auto Owner Trust 2013-1, 1.99%, 8/15/19                     19,026
   205,610                 CarMax Auto Owner Trust 2013-3, 0.97%, 4/16/18                    205,631
   676,070          0.80   CarMax Auto Owner Trust 2015-2, Floating Rate
                           Note, 6/15/18                                                     676,288
 1,642,805          1.12   CarMax Auto Owner Trust 2015-4, Floating Rate
                           Note, 4/15/19                                                   1,645,606
 1,899,708          1.05   CarMax Auto Owner Trust 2016-1, Floating Rate
                           Note, 4/15/19                                                   1,901,147
   878,572                 Carnow Auto Receivables Trust 2015-1, 1.69%,
                           1/15/20 (144A)                                                    879,348
 2,686,986          0.71   Carrington Mortgage Loan Trust Series 2006-OPT1,
                           Floating Rate Note, 12/26/35                                    2,634,604
 1,348,166                 Cazenovia Creek Funding I LLC, 2.0%,
                           12/10/23 (144A)                                                 1,338,686
   897,915                 Cazenovia Creek Funding I LLC, 2.773%,
                           12/10/23 (144A)                                                   888,217
   552,699                 CCG Receivables Trust 2014-1, 1.06%,
                           11/15/21 (144A)                                                   552,162
 2,050,000                 CCG Receivables Trust 2016-1, 1.69%,
                           9/14/22 (144A)                                                  2,051,829
 5,220,000          2.01   Cent CLO, Floating Rate Note, 8/1/24 (144A)                     5,213,604
   372,006          3.65   Centex Home Equity Loan Trust 2003-A, Floating
                           Rate Note, 3/25/33                                                371,328
   200,000          0.77   Chase Issuance Trust, Floating Rate Note, 12/16/19                200,289
 2,420,000          0.80   Chase Issuance Trust, Floating Rate Note, 4/15/20               2,423,032
 7,750,000          0.76   Chase Issuance Trust, Floating Rate Note, 5/15/19               7,757,801
 2,500,000          1.67   Chesapeake Funding II LLC, Floating Rate Note,
                           3/15/28 (144A)                                                  2,521,239
 2,600,000          1.52   Chesapeake Funding II LLC, Floating Rate Note,
                           6/15/28 (144A)                                                  2,613,193
   320,290                 Citi Held For Asset Issuance 2015-PM1, 1.85%,
                           12/15/21 (144A)                                                   320,010
 6,969,000                 Citibank Credit Card Issuance Trust, 1.02%, 2/22/19             6,971,261
 1,250,000                 Citibank Credit Card Issuance Trust, 1.23%, 4/24/19             1,252,057
 2,174,000          1.67   Citibank Credit Card Issuance Trust, Floating Rate
                           Note, 1/23/20                                                   2,201,975
 1,300,000          0.77   Citibank Credit Card Issuance Trust, Floating Rate
                           Note, 11/23/18                                                  1,300,253

The accompanying notes are an integral part of these financial statements.

  Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16  25

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
 2,750,000          1.89   Citibank Credit Card Issuance Trust, Floating Rate
                           Note, 5/20/20                                              $    2,804,273
 1,595,000          0.81   Citibank Credit Card Issuance Trust, Floating Rate
                           Note, 5/26/20                                                   1,597,559
 1,050,000          0.95   Citibank Credit Card Issuance Trust, Floating Rate
                           Note, 9/10/20                                                   1,054,828
 2,715,699                 Citicorp Residential Mortgage Trust Series 2006-1,
                           5.58525%, 7/25/36 (Step)                                        2,766,695
 1,020,467          0.72   Citigroup Mortgage Loan Trust 2006-SHL1, Floating
                           Rate Note, 11/27/45 (144A)                                      1,000,642
   656,587          0.70   Citigroup Mortgage Loan Trust 2007-WFHE2, Floating
                           Rate Note, 3/25/37                                                649,056
   771,599          1.35   Citigroup Mortgage Loan Trust Series 2004-OPT1
                           Asset Backed Pass-Through Certificates, Floating
                           Rate Note, 10/25/34                                               772,105
   191,741          1.55   Citigroup Mortgage Loan Trust, Inc., Floating Rate
                           Note, 11/25/34                                                    185,275
 2,189,849          1.27   Citigroup Mortgage Loan Trust, Inc., Floating Rate
                           Note, 5/25/35 (144A)                                            2,182,526
   750,000                 CNH Equipment Trust 2013-B, 0.99%, 11/15/18                       749,605
 3,400,000          2.36   Colony American Homes 2014-1, Floating Rate
                           Note, 5/19/31 (144A)                                            3,404,817
 1,150,000          3.18   Colony Starwood Homes 2016-1 Trust, Floating Rate
                           Note, 7/17/33 (144A)                                            1,170,686
 2,600,000                 Conn Funding II LP, 3.37%, 10/15/18 (144A)                      2,599,883
 1,036,928                 Conn's Receivables Funding 2015-A LLC, 4.565%,
                           9/15/20 (144A)                                                  1,038,304
 1,501,810                 Conn's Receivables Funding 2016-A LLC, 4.68%,
                           4/16/18 (144A)                                                  1,505,511
   171,013          2.01   Conseco Finance Home Equity Loan Trust 2002-C,
                           Floating Rate Note, 4/15/32                                       168,146
     1,968                 Conseco Financial Corp., 7.05%, 1/15/19                             1,999
   408,254                 Consumer Credit Origination Loan Trust 2015-1,
                           2.82%, 3/15/21 (144A)                                             408,878
   139,579          1.02   Countrywide Asset-Backed Certificates, Floating
                           Rate Note, 12/25/35                                               138,160
 1,656,429          1.42   Countrywide Asset-Backed Certificates, Floating
                           Rate Note, 3/25/35                                              1,642,579
   164,053          1.20   Countrywide Asset-Backed Certificates, Floating
                           Rate Note, 6/25/33 (144A)                                         157,872
    35,073          1.42   Countrywide Asset-Backed Certificates, Floating
                           Rate Note, 6/25/33 (144A)                                          33,645
   875,197                 CPS Auto Receivables Trust 2015-B, 1.65%,
                           11/15/19 (144A)                                                   875,681
 1,853,481                 CPS Auto Receivables Trust 2016-A, 2.25%,
                           10/15/19 (144A)                                                 1,862,439
   400,000                 CPS Auto Receivables Trust 2016-C, 2.48%,
                           9/15/20 (144A)                                                    401,686

The accompanying notes are an integral part of these financial statements.

26 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
 1,312,302          1.17   Credit Suisse First Boston Mortgage Securities Corp.,
                           Floating Rate Note, 2/25/32                                $    1,281,590
 1,400,312          0.80   Credit Suisse Mortgage Capital Certificates,
                           Floating Rate Note, 10/27/36 (144A)                             1,386,740
   353,542          1.18   Credit-Based Asset Servicing & Securitization LLC,
                           Floating Rate Note, 7/25/34                                       352,571
 1,915,741          0.82   Credit-Based Asset Servicing & Securitization LLC,
                           Floating Rate Note, 7/25/36                                     1,909,275
 4,622,712          1.58   CWABS Asset-Backed Certificates Trust 2004-7,
                           Floating Rate Note, 12/25/34                                    4,601,336
 2,141,190          1.44   Dell Equipment Finance Trust 2015-2, Floating Rate
                           Note, 12/22/17 (144A)                                           2,145,642
       449                 Delta Funding Home Equity Loan Trust 1997-2,
                           7.04%, 6/25/27                                                        442
 2,000,000          1.02   Discover Card Execution Note Trust, Floating Rate
                           Note, 8/15/19                                                   2,001,044
   300,000          0.86   Discover Card Execution Note Trust, Floating Rate
                           Note, 8/17/20                                                     300,835
 3,645,421          2.33   DRB Prime Student Loan Trust 2016-B, Floating
                           Rate Note, 6/25/40 (144A)                                       3,645,418
 2,417,900          3.53   Drug Royalty II LP 2, Floating Rate Note,
                           7/15/23 (144A)                                                  2,436,092
   308,374                 DT Auto Owner Trust 2015-2, 1.24%, 9/17/18 (144A)                 308,340
 1,014,915                 DT Auto Owner Trust 2015-3, 1.66%, 3/15/19 (144A)               1,015,872
   812,237                 DT Auto Owner Trust 2016-1, 2.0%, 9/16/19 (144A)                  814,329
 2,940,624          2.33   Earnest Student Loan Program 2016-C LLC, Floating
                           Rate Note, 10/27/36 (144A)                                      2,945,304
 1,114,409          1.43   Ellington Loan Acquisition Trust 2007-1, Floating
                           Rate Note, 5/26/37 (144A)                                       1,110,023
 2,053,238                 Enterprise Fleet Financing LLC, 1.59%,
                           2/22/21 (144A)                                                  2,057,967
 2,000,000                 Enterprise Fleet Financing LLC, 1.74%,
                           2/22/22 (144A)                                                  1,994,205
        38                 EquiVantage Home Equity Loan Trust 1997-1, 8.05%,
                           3/25/28 (Step)                                                         38
   577,638                 Exeter Automobile Receivables Trust 2012-2, 3.06%,
                           7/16/18 (144A)                                                    579,344
   361,834                 Exeter Automobile Receivables Trust 2015-1, 1.6%,
                           6/17/19 (144A)                                                    361,862
 1,093,875                 Exeter Automobile Receivables Trust 2015-2, 1.54%,
                           11/15/19 (144A)                                                 1,092,618
   376,442          1.26   FBR Securitization Trust, Floating Rate Note, 11/25/35            373,036
 2,247,745          1.24   FFMLT Trust 2005-FF2, Floating Rate Note, 3/25/35               2,231,535
   278,314          2.25   Fieldstone Mortgage Investment Trust Series 2004-5,
                           Floating Rate Note, 2/25/35                                       276,754
     5,769          1.61   Fieldstone Mortgage Investment Trust Series 2005-1,
                           Floating Rate Note, 3/25/35                                         5,769

The accompanying notes are an integral part of these financial statements.

   Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16 27

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
 6,470,148          0.77   Fieldstone Mortgage Investment Trust Series 2005-3,
                           Floating Rate Note, 2/25/36                                $    6,346,511
   118,169          1.83   First Franklin Mortgage Loan Trust 2003-FFC, Floating
                           Rate Note, 11/25/32                                               115,530
 1,013,910          1.35   First Franklin Mortgage Loan Trust 2004-FF8, Floating
                           Rate Note, 10/25/34                                             1,010,284
 1,096,094          1.33   First Franklin Mortgage Loan Trust 2005-FFH2, Floating
                           Rate Note, 4/25/35 (144A)                                       1,043,943
   555,756          1.03   First Franklin Mortgage Loan Trust 2005-FFH3, Floating
                           Rate Note, 9/25/35                                                554,682
 1,203,779          0.77   First Franklin Mortgage Loan Trust 2006-FF1, Floating
                           Rate Note, 1/25/36                                              1,194,793
   954,403          0.78   First Franklin Mortgage Loan Trust Series 2005-FF12,
                           Floating Rate Note, 11/25/36                                      944,385
 1,950,000                 Flagship Credit Auto Trust 2013-1, 5.38%,
                           7/15/20 (144A)                                                  1,971,205
 1,960,811                 Flagship Credit Auto Trust 2015-2, 1.98%,
                           10/15/20 (144A)                                                 1,968,287
 1,981,394                 Flagship Credit Auto Trust 2015-3, 2.38%,
                           10/15/20 (144A)                                                 1,993,546
 1,479,296                 Flagship Credit Auto Trust 2016-3, 1.61%,
                           12/15/19 (144A)                                                 1,478,107
 1,660,186                 FNA 2015-1 Trust, 3.24%, 12/10/23 (144A)                        1,655,755
   461,923          0.75   Ford Credit Auto Owner Trust 2015-B, Floating Rate
                           Note, 3/15/18                                                     461,973
 1,089,832          0.92   Ford Credit Auto Owner Trust 2016-A, Floating Rate
                           Note, 12/15/18                                                  1,091,484
 2,750,000          0.83   Ford Credit Auto Owner Trust 2016-B, Floating Rate
                           Note, 3/15/19                                                   2,753,247
 2,620,000                 Ford Credit Floorplan Master Owner Trust A,
                           1.92%, 1/15/19                                                  2,627,446
 4,000,000          1.42   Ford Credit Floorplan Master Owner Trust A, Floating
                           Rate Note, 2/15/21                                              4,044,377
   553,000          2.57   Four Corners CLO II, Ltd., Floating Rate Note,
                           1/26/20 (144A)                                                    539,406
 3,500,000                 Foursight Capital Automobile Receivables Trust 2016-1,
                           2.87%, 10/15/21 (144A)                                          3,488,417
   657,826          1.24   Fremont Home Loan Trust 2005-2, Floating Rate
                           Note, 6/25/35                                                     646,420
   230,200          0.93   Gale Force 3 CLO, Ltd., Floating Rate Note,
                           4/19/21 (144A)                                                    229,077
 1,308,658                 GCAT 2015-1 LLC, 3.625%, 5/26/20 (Step) (144A)                  1,310,669
   565,755                 GLC Trust 2013-1, 3.0%, 7/15/21 (144A)                            556,703
 1,797,165                 GLS Auto Receivables Trust 2016-1, 2.73%,
                           10/15/20 (144A)                                                 1,793,680
 3,250,000                 GM Financial Automobile Leasing Trust 2014-1, 1.99%,
                           5/21/18 (144A)                                                  3,250,770

The accompanying notes are an integral part of these financial statements.

28 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
   774,004          1.11   GM Financial Automobile Leasing Trust 2015-3,
                           Floating Rate Note, 6/20/18                                $      775,002
 1,889,993                 GMAT 2013-1 Trust, 3.9669%, 8/25/53 (Step)                      1,889,997
 3,440,968                 GMAT 2015-1 Trust, 4.25%, 9/25/20 (Step) (144A)                 3,431,382
 1,300,000          1.02   GMF Floorplan Owner Revolving Trust, Floating Rate
                           Note, 5/15/20 (144A)                                            1,295,600
 2,100,000          1.37   GMF Floorplan Owner Revolving Trust, Floating Rate
                           Note, 5/17/21 (144A)                                            2,110,929
   899,310                 GO Financial Auto Securitization Trust 2015-2, 3.27%,
                           11/15/18 (144A)                                                   902,250
 4,000,000          1.12   Golden Credit Card Trust, Floating Rate Note,
                           1/15/20 (144A)                                                  4,014,009
   300,000          0.89   Golden Credit Card Trust, Floating Rate Note,
                           3/15/19 (144A)                                                    299,797
   590,000          0.96   Golden Credit Card Trust, Floating Rate Note,
                           3/15/21 (144A)                                                    589,768
 7,000,000                 Green Tree Agency Advance Funding Trust I Series
                           2015-T1, 2.3019%, 10/15/46 (144A)                               6,998,740
 2,200,000                 Green Tree Agency Advance Funding Trust I Series
                           2015-T1, 3.9305%, 10/15/46 (144A)                               2,199,208
 5,000,000                 Green Tree Agency Advance Funding Trust I, 3.1216%,
                           10/15/48 (144A)                                                 4,999,984
   499,374          1.18   GSAA Home Equity Trust 2004-11, Floating Rate
                           Note, 12/25/34                                                    499,254
 1,301,902          1.50   GSAMP Trust 2004-SEA2, Floating Rate Note, 3/25/34              1,301,916
 1,448,701          1.27   GSAMP Trust 2005-HE1, Floating Rate Note, 12/25/34              1,438,381
    43,000          0.89   GSAMP Trust 2005-HE6, Floating Rate Note, 11/25/35                 42,889
   360,438          0.73   GSAMP Trust 2006-HE1, Floating Rate Note, 12/26/45                359,340
 2,828,176          0.70   GSAMP Trust 2006-HE2, Floating Rate Note, 3/25/46               2,806,076
   445,479          0.83   GSAMP Trust 2006-SEA1, Floating Rate Note,
                           5/25/36 (144A)                                                    444,188
   898,425          1.88   GSRPM Mortgage Loan Trust 2003-2, Floating Rate
                           Note, 6/25/33                                                     869,339
   718,952          0.82   GSRPM Mortgage Loan Trust 2006-1, Floating Rate
                           Note, 3/25/35 (144A)                                              707,720
   446,697          0.83   GSRPM Mortgage Loan Trust 2006-2, Floating Rate
                           Note, 9/25/36 (144A)                                              430,152
 3,600,000          3.87   Hertz Fleet Lease Funding LP, Floating Rate Note,
                           4/10/30 (144A)                                                  3,754,626
 3,200,000          2.02   Hertz Fleet Lease Funding LP, Floating Rate Note,
                           7/10/29 (144A)                                                  3,213,666
 2,600,000          2.82   Hertz Fleet Lease Funding LP, Floating Rate Note,
                           7/10/29 (144A)                                                  2,582,442
   232,554          1.20   Home Equity Asset Trust 2004-6, Floating Rate Note,
                           12/25/34                                                          232,025
    85,717          1.03   Home Equity Asset Trust 2005-2, Floating Rate Note,
                           7/25/35                                                            85,704

The accompanying notes are an integral part of these financial statements.

  Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16 29

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
 1,009,268          0.99   Home Equity Asset Trust 2005-6, Floating Rate Note,
                           12/25/35                                                   $    1,008,869
 1,411,173          0.90   Home Equity Asset Trust 2005-7, Floating Rate Note,
                           1/25/36                                                         1,409,015
   115,659          0.69   Home Equity Asset Trust 2006-4, Floating Rate Note,
                           8/25/36                                                           114,682
   370,003          0.63   Home Equity Asset Trust 2006-8, Floating Rate Note,
                           3/25/37                                                           368,904
 5,419,594          0.89   Home Equity Mortgage Loan Asset-Backed Trust
                           Series INABS 2005-C, Floating Rate Note, 10/25/35               5,336,256
 4,025,662          2.13   Home Partners of America 2016-1 Trust, Floating Rate
                           Note, 3/17/33 (144A)                                            4,051,780
 1,250,000          2.92   Home Partners of America 2016-2 Trust, Floating Rate
                           Note, 10/17/33 (144A)                                           1,251,250
 2,073,807          1.26   HomeBanc Mortgage Trust 2004-2, Floating Rate
                           Note, 12/25/34                                                  1,943,024
 1,183,164          0.71   HSBC Home Equity Loan Trust USA 2007-1, Floating
                           Rate Note, 3/20/36                                              1,179,684
   326,897          0.83   HSBC Home Equity Loan Trust USA 2007-2, Floating
                           Rate Note, 7/20/36                                                325,218
   328,635          0.70   HSBC Home Equity Loan Trust USA 2007-2, Floating
                           Rate Note, 7/20/36                                                326,648
 1,800,000          1.07   Hyundai Auto Lease Securitization Trust 2016-A,
                           Floating Rate Note, 7/16/18 (144A)                              1,804,748
 2,526,432          1.38   Impac Secured Assets CMN Owner Trust, Floating
                           Rate Note, 2/25/35                                              2,485,953
 1,800,000          2.36   Invitation Homes 2013-SFR1 Trust, Floating Rate
                           Note, 12/17/30 (144A)                                           1,800,226
 3,340,000          2.61   Invitation Homes 2014-SFR1 Trust REMICS, Floating
                           Rate Note, 6/19/31 (144A)                                       3,353,328
 2,100,000          2.12   Invitation Homes 2014-SFR2 Trust, Floating Rate
                           Note, 9/19/31 (144A)                                            2,102,880
 1,995,486          1.72   Invitation Homes 2014-SFR3 Trust, Floating Rate
                           Note, 12/17/31 (144A)                                           1,996,298
 2,887,000          2.52   Invitation Homes 2015-SFR2 Trust, Floating Rate
                           Note, 6/17/32 (144A)                                            2,892,217
 3,500,000          2.26   Invitation Homes 2015-SFR3 Trust, Floating Rate
                           Note, 8/17/32 (144A)                                            3,513,203
 1,400,000                 Invitation Homes Trust 2014-SFR3 Class D, 3.51%,
                           12/17/31                                                        1,412,963
   783,688          2.02   Irwin Whole Loan Home Equity Trust 2003-C, Floating
                           Rate Note, 6/25/28                                                775,645
 1,556,305          1.23   Irwin Whole Loan Home Equity Trust 2005-B, Floating
                           Rate Note, 12/25/29                                             1,529,646
   154,261          1.30   IXIS Real Estate Capital Trust 2005-HE1, Floating
                           Rate Note, 6/25/35                                                154,730
   212,593          1.20   IXIS Real Estate Capital Trust 2005-HE4, Floating
                           Rate Note, 2/25/36                                                211,500

The accompanying notes are an integral part of these financial statements.

30 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
 2,112,019          1.31   JP Morgan Mortgage Acquisition Corp., 2005-FLD1,
                           Floating Rate Note, 7/25/35                                $    2,095,013
   540,844          0.75   JP Morgan Mortgage Acquisition Corp., 2005-FRE1,
                           Floating Rate Note, 10/25/35                                      536,574
   929,353          0.68   JP Morgan Mortgage Acquisition Trust 2006-ACC1,
                           Floating Rate Note, 5/25/36                                       927,414
    28,914          0.67   JP Morgan Mortgage Acquisition Trust 2006-CH1,
                           Floating Rate Note, 1/25/35                                        28,902
 5,702,000          3.27   Kabbage Funding 2014-1 Resecuritization Trust,
                           Floating Rate Note, 3/8/18 (144A)                               5,659,903
   278,041                 LEAF Receivables Funding 9 LLC, 1.98%,
                           9/15/21 (144A)                                                    278,389
    87,851          0.97   Lehman ABS Manufactured Housing Contract
                           Trust 2002-A, Floating Rate Note, 6/15/33                          86,560
 2,600,000          1.26   Master Credit Card Trust II Series 2016-1, Floating
                           Rate Note, 9/23/19 (144A)                                       2,602,664
   565,508          1.67   MASTR Adjustable Rate Mortgages Trust 2004-11,
                           Floating Rate Note, 11/25/34                                      565,120
 2,500,000          0.84   Mercedes-Benz Master Owner Trust 2015-A, Floating
                           Rate Note, 4/15/19 (144A)                                       2,501,741
   169,958          1.45   Morgan Stanley ABS Capital I, Inc., Trust 2004-SD3,
                           Floating Rate Note, 6/25/34 (144A)                                170,012
 2,288,931          1.32   Morgan Stanley ABS Capital I, Inc., Trust 2005-HE3,
                           Floating Rate Note, 7/25/35                                     2,246,605
 1,878,442          1.26   Morgan Stanley ABS Capital I, Inc., Trust 2005-WMC1,
                           Floating Rate Note, 1/25/35                                     1,848,455
    28,959          1.23   Morgan Stanley ABS Capital I, Inc., Trust 2005-WMC3,
                           Floating Rate Note, 3/25/35                                        28,783
   202,959          1.27   Morgan Stanley ABS Capital I, Inc., Trust 2005-WMC6,
                           Floating Rate Note, 7/25/35                                       202,036
   646,469          1.15   Morgan Stanley ABS Capital I, Inc., Trust 2005-NC2,
                           Floating Rate Note, 3/25/35                                       644,346
 1,249,855          0.61   Morgan Stanley Structured Trust, Floating Rate
                           Note, 6/25/37                                                   1,246,375
 1,757,125          1.12   MOTOR 2015-1 Plc, Floating Rate Note,
                           6/27/22 (144A)                                                  1,755,244
   423,857                 Nations Equipment Finance Funding II LLC, 1.558%,
                           7/20/18 (144A)                                                    423,622
   759,212                 Nations Equipment Finance Funding II LLC, 3.276%,
                           1/22/19 (144A)                                                    760,576
 1,464,975                 Nations Equipment Finance Funding III LLC, 3.61%,
                           2/22/21 (144A)                                                  1,467,048
   189,589          0.68   Nationstar Home Equity Loan Trust 2007-A, Floating
                           Rate Note, 3/25/37                                                187,532
 2,750,000                 Navitas Equipment Receivables LLC 2016-1, 2.54%,
                           6/15/21 (144A)                                                  2,751,216
 2,750,000          3.76   NCF Dealer Floorplan Master Trust, Floating Rate
                           Note, 3/21/22 (144A)                                            2,699,993

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16 31

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
   500,000          6.01   NCF Dealer Floorplan Master Trust, Floating Rate
                           Note, 3/21/22 (144A)                                       $      488,327
   803,247          1.22   New Century Home Equity Loan Trust 2005-1, Floating
                           Rate Note, 3/25/35                                                798,615
   712,000          1.01   New Century Home Equity Loan Trust 2005-3 REMICS,
                           Floating Rate Note, 7/25/35                                       700,908
 4,300,000          2.22   NextGear Floorplan Master Owner Trust, Floating Rate
                           Note, 4/15/21 (144A)                                            4,308,346
 2,600,000          2.27   NextGear Floorplan Master Owner Trust, Floating Rate
                           Note, 7/15/19 (144A)                                            2,586,105
 1,126,183          0.87   Nissan Auto Receivables 2015-C Owner Trust, Floating
                           Rate Note, 11/15/18                                             1,127,652
 2,750,000          0.87   Nissan Auto Receivables 2016-A Owner Trust, Floating
                           Rate Note, 2/15/19                                              2,752,489
 1,350,000          0.82   Nissan Auto Receivables 2016-B Owner Trust, Floating
                           Rate Note, 4/15/19                                              1,351,312
   320,362          1.31   NovaStar Mortgage Funding Trust Series 2003-1,
                           Floating Rate Note, 5/25/33                                       297,753
 1,670,174          2.18   NovaStar Mortgage Funding Trust Series 2004-4,
                           Floating Rate Note, 3/25/35                                     1,657,180
 3,000,000          1.20   NovaStar Mortgage Funding Trust Series 2005-3,
                           Floating Rate Note, 1/25/36                                     2,875,626
 2,300,000                 NYCTL 2016-A Trust, 1.47%, 11/10/29 (144A)                      2,300,000
 4,000,000                 Ocwen Master Advance Receivables Trust, 2.5207%,
                           8/17/48 (144A)                                                  3,997,728
 3,226,194                 OneMain Financial Issuance Trust 2014-2, 2.47%,
                           9/18/24 (144A)                                                  3,233,366
 3,000,000                 Oportun Funding III LLC, 3.69%, 7/8/21 (144A)                   2,989,080
 1,685,368          1.32   Option One Mortgage Loan Trust 2005-1, Floating
                           Rate Note, 2/25/35                                              1,675,808
   646,229          0.79   Option One Mortgage Loan Trust 2005-4
                           Asset-Backed Certificates Series 2005-4, Floating
                           Rate Note, 11/25/35                                               644,167
    34,626                 Option One Mortgage Loan Trust 2007-FXD2, 5.9%,
                           3/25/37 (Step)                                                     31,791
   119,674          1.65   Option One Woodbridge Loan Trust 2002-1, Floating
                           Rate Note, 3/25/32 (144A)                                         119,423
   141,403                 Orange Lake Timeshare Trust 2012-A, 4.87%,
                           3/10/27 (144A)                                                    144,790
 1,931,320          2.22   Oscar US Funding Trust IV, Floating Rate Note,
                           7/15/20 (144A)                                                  1,930,783
    11,792          1.10   Ownit Mortgage Loan Trust Series 2005-5, Floating
                           Rate Note, 10/25/36                                                11,787
   106,955          1.54   Park Place Securities, Inc., Asset-Backed Pass-Through
                           Certificates Series 2004-WCW, Floating Rate
                           Note, 9/25/34                                                     108,377

The accompanying notes are an integral part of these financial statements.

32 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
   124,567          0.79   Park Place Securities, Inc., Asset-Backed Pass-Through
                           Certificates Ser 2005-WHQ4, Floating Rate
                           Note, 9/25/35                                              $      123,781
   898,031          0.90   Park Place Securities, Inc., Asset-Backed Pass-Through
                           Certificates Series 2005-WHQ4, Floating Rate
                           Note, 9/25/35                                                     892,333
 2,290,000          1.12   PFS Financing Corp., Floating Rate Note,
                           10/15/19 (144A)                                                 2,281,191
 1,700,000          1.37   PFS Financing Corp., Floating Rate Note,
                           10/15/19 (144A)                                                 1,682,550
 4,145,000          1.12   PFS Financing Corp., Floating Rate Note,
                           2/15/19 (144A)                                                  4,142,882
 4,000,000          1.72   PFS Financing Corp., Floating Rate Note,
                           2/18/20 (144A)                                                  4,006,894
 1,250,000          2.27   PFS Financing Corp., Floating Rate Note,
                           2/18/20 (144A)                                                  1,246,382
   950,000          1.14   PFS Financing Corp., Floating Rate Note,
                           4/15/20 (144A)                                                    942,629
 2,649,850          0.98   Popular ABS Mortgage Pass-Through Trust 2005-C,
                           Floating Rate Note, 11/25/35                                    2,620,504
   283,384          0.85   Popular ABS Mortgage Pass-Through Trust 2006-A,
                           Floating Rate Note, 2/25/36                                       279,550
    42,461                 Prestige Auto Receivables Trust 2013-1, 1.33%,
                           5/15/19 (144A)                                                     42,460
 1,500,000                 Prestige Auto Receivables Trust 2013-1, 3.04%,
                           7/15/20 (144A)                                                  1,509,883
 3,490,962                 Pretium Mortgage Credit Partners I 2015-NPL2 LLC,
                           3.75%, 5/27/30 (Step) (144A)                                    3,494,437
 2,847,704                 Pretium Mortgage Credit Partners I 2016-NPL1,
                           4.375%, 2/27/31 (Step) (144A)                                   2,877,448
 3,050,000                 Progreso Receivables Funding III LLC, 3.625%,
                           1/30/25 (144A)                                                  3,040,579
 1,700,000                 Progreso Receivables Funding IV LLC, 3.0%,
                           7/8/20 (144A)                                                   1,695,614
 3,000,000          2.91   Progress Residential 2015-SFR1 Trust, Floating Rate
                           Note, 2/20/32 (144A)                                            3,019,572
 1,500,000          3.02   Progress Residential 2016-SFR1 Trust, Floating Rate
                           Note, 9/17/33 (144A)                                            1,516,347
   801,690                 Purchasing Power Funding 2015-A LLC, 3.5%,
                           12/15/19 (144A)                                                   800,688
 1,914,363          1.18   Quest Trust REMICS, Floating Rate Note,
                           3/25/34 (144A)                                                  1,878,063
   315,713          1.48   RAAC Series 2005-RP1 Trust, Floating Rate Note,
                           7/25/37 (144A)                                                    314,093
   796,885          1.32   RAAC Series 2005-RP3 Trust, Floating Rate Note,
                           5/25/39 (144A)                                                    775,857
 1,283,012          0.77   RAAC Series 2006-RP2 Trust, Floating Rate Note,
                           2/25/37 (144A)                                                  1,271,013

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16 33

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
   347,369          1.45   RAMP Series 2004-RS11 Trust, Floating Rate Note,
                           11/25/34                                                   $      347,461
    24,718          0.92   RAMP Series 2005-RZ3 Trust, Floating Rate Note,
                           9/25/35                                                            24,706
   524,728          0.68   RAMP Series 2006-RZ3 Trust, Floating Rate Note,
                           10/25/35                                                          522,480
   499,177          0.95   RASC Series 2005-KS9 Trust, Floating Rate
                           Note, 10/25/35                                                    493,554
 1,159,203                 RBSHD 2013-1 Trust, 7.6853%, 10/25/47
                           (Step) (144A)                                                   1,159,434
 3,447,500          1.91   Resimac Premier Series 2016-1, Floating Rate
                           Note, 10/10/47 (144A)                                           3,447,500
    87,428          1.42   Salomon Mortgage Loan Trust Series 2001-CB4,
                           Floating Rate Note, 11/25/33                                       85,422
   613,069          1.35   SASCO Mortgage Loan Trust 2005-GEL1, Floating
                           Rate Note, 12/25/34                                               600,883
 1,797,507          0.98   Saxon Asset Securities Trust 2005-3, Floating Rate
                           Note, 11/25/35                                                  1,781,426
   414,954          0.75   Saxon Asset Securities Trust 2005-4, Floating Rate
                           Note, 11/25/37                                                    414,184
 2,171,227                 SCF Equipment Trust 2016-1 LLC, 3.62%,
                           11/20/21 (144A)                                                 2,181,304
 1,542,552                 Sierra Auto Receivables Securitization Trust 2016-1,
                           2.85%, 1/18/22 (144A)                                           1,539,903
 3,778,000          2.57   Silver Bay Realty 2014-1 Trust, Floating Rate Note,
                           9/18/31 (144A)                                                  3,775,817
 2,700,000                 Skopos Auto Receivables Trust 2015-1, 5.43%,
                           12/15/23 (144A)                                                 2,717,456
 1,344,649                 Skopos Auto Receivables Trust 2015-2, 3.55%,
                           2/17/20 (144A)                                                  1,345,381
   153,369          0.95   SMART ABS Series 2015-1US Trust, Floating Rate
                           Note, 8/14/17                                                     153,353
 2,378,392          1.28   SMART ABS Series 2015-3US Trust, Floating Rate
                           Note, 4/16/18                                                   2,377,825
 2,400,000                 SNAAC Auto Receivables Trust 2013-1, 4.56%,
                           4/15/20 (144A)                                                  2,402,819
 1,075,039          1.58   SoFi Professional Loan Program 2015-B LLC, Floating
                           Rate Note, 4/25/35 (144A)                                       1,078,617
 1,570,175          2.28   Sofi Professional Loan Program 2016-A LLC, Floating
                           Rate Note, 8/25/36 (144A)                                       1,615,124
 1,510,105          1.73   Sofi Professional Loan Program 2016-B LLC, Floating
                           Rate Note, 6/25/33 (144A)                                       1,510,105
   730,476           N/A   SoFi Professional Loan Program 2016-C LLC, Floating
                           Rate Note, 10/25/36 (144A)                                        730,478
 1,800,000          1.60   SoFi Professional Loan Program 2016-D LLC, Floating
                           Rate Note, 1/25/39 (144A)                                       1,800,000
   694,070          1.24   Soundview Home Loan Trust 2005-DO1, Floating
                           Rate Note, 5/25/35                                                691,134

The accompanying notes are an integral part of these financial statements.

34 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
   443,810          0.79   Soundview Home Loan Trust 2005-OPT4, Floating
                           Rate Note, 12/25/35                                           $   438,102
   112,702          0.92   Specialty Underwriting & Residential Finance Trust
                           Series 2005-AB2, Floating Rate Note, 6/25/36                      112,526
   185,744          0.86   Specialty Underwriting & Residential Finance Trust
                           Series 2005-AB2, Floating Rate Note, 6/25/36                      185,440
 3,624,180          0.82   Specialty Underwriting & Residential Finance Trust
                           Series 2006-BC1, Floating Rate Note, 12/25/36                   3,583,432
   481,412          1.58   Structured Asset Investment Loan Trust 2004-10,
                           Floating Rate Note, 11/25/34                                      477,796
   535,025          1.42   Structured Asset Investment Loan Trust 2004-11,
                           Floating Rate Note, 1/25/35                                       529,162
 1,413,878          1.57   Structured Asset Investment Loan Trust 2004-BNC2,
                           Floating Rate Note, 12/25/34                                    1,407,109
 1,662,867          1.24   Structured Asset Investment Loan Trust 2005-6,
                           Floating Rate Note, 7/25/35                                     1,658,440
 1,001,944          1.23   Structured Asset Investment Loan Trust 2005-HE1,
                           Floating Rate Note, 7/25/35                                       985,189
   766,952          0.73   Structured Asset Investment Loan Trust 2006-1,
                           Floating Rate Note, 1/25/36                                       755,094
   107,488          1.12   Structured Asset Securities Corp., Mortgage Loan
                           Trust 2005-S7, Floating Rate Note, 12/25/35 (144A)                107,108
 1,701,843          0.68   Structured Asset Securities Corp., Mortgage Loan
                           Trust 2006-EQ1, Floating Rate Note, 7/25/36 (144A)              1,667,613
   501,176          0.74   Structured Asset Securities Corp., Mortgage Loan
                           Trust 2006-GEL4, Floating Rate Note,
                           10/25/36 (144A)                                                   499,382
    98,224          0.65   Structured Asset Securities Corp., Mortgage Loan
                           Trust 2007-BC2, Floating Rate Note, 3/25/37                        98,127
 4,155,676          0.83   Structured Asset Securities Corp., Mortgage Loan
                           Trust 2007-TC1, Floating Rate Note, 4/25/31 (144A)              3,962,603
   956,295          2.03   Structured Asset Securities Corp., Mortgage
                           Pass-Through Certificates Series 2003-BC2, Floating
                           Rate Note, 3/25/33                                                949,574
   104,433          0.74   Structured Asset Securities Corp., Trust 2005-AR1,
                           Floating Rate Note, 9/25/35                                       104,218
   850,433                 Sunset Mortgage Loan Co., 2014-NPL2 LLC, 3.721%,
                           11/16/44 (Step) (144A)                                            850,433
 2,690,182                 Sunset Mortgage Loan Co., 2015-NPL1 LLC, 4.4586%,
                           9/16/45 (Step) (144A)                                           2,687,326
 4,557,372          1.82   SWAY Residential 2014-1 Trust, Floating Rate Note,
                           1/20/32 (144A)                                                  4,563,328
 1,982,870                 Tax Ease Funding LLC Series 16-1A, 3.13%, 6/15/28               1,977,830
   600,169          1.20   Terwin Mortgage Trust Series TMTS 2005-10HE,
                           Floating Rate Note, 6/25/36                                       599,631
   968,977          0.84   Terwin Mortgage Trust Series TMTS 2005-12ALT,
                           Floating Rate Note, 7/25/36                                       953,205

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16 35

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
 1,174,993                 Tidewater Auto Receivables Trust 2016-A, 2.3%,
                           9/15/19 (144A)                                             $    1,175,876
 3,079,000          1.77   Trade MAPS 1, Ltd., Floating Rate Note,
                           12/10/18 (144A)                                                 3,069,265
 2,795,000          1.22   Trade MAPS 1, Ltd., Floating Rate Note,
                           12/10/18 (144A)                                                 2,790,437
 2,000,000          5.52   Trade MAPS 1, Ltd., Floating Rate Note,
                           12/10/18 (144A)                                                 2,000,400
 2,523,000          1.47   Trafigura Securitisation Finance Plc, 2014-1, Floating
                           Rate Note, 4/16/18 (144A)                                       2,501,529
 4,150,000          2.16   Tricon American Homes 2015-SFR1 Trust REMICS,
                           Floating Rate Note, 5/19/32 (144A)                              4,150,070
 2,000,000          1.24   Trillium Credit Card Trust II, Floating Rate Note,
                           5/26/21 (144A)                                                  2,001,257
   911,640          2.22   Truman Capital Mortgage Loan Trust, Floating Rate
                           Note, 1/25/34                                                     898,301
   774,750          0.79   Truman Capital Mortgage Loan Trust, Floating Rate
                           Note, 3/25/36 (144A)                                              705,027
   341,815                 United Auto Credit Securitization Trust 2016-1, 2.0%,
                           10/16/17 (144A)                                                   342,047
   272,030                 VOLT XIX LLC, 3.875%, 4/26/55 (Step) (144A)                       272,762
 2,410,344                 VOLT XLVII LLC, 3.75%, 6/25/46 (Step) (144A)                    2,418,831
 4,334,961                 VOLT XXV LLC, 3.5%, 6/26/45 (Step) (144A)                       4,336,007
 1,659,868                 VOLT XXXI LLC, 3.75%, 2/25/55 (Step) (144A)                     1,659,860
 1,503,613                 VOLT XXXIII LLC, 3.5%, 3/25/55 (Step) (144A)                    1,504,432
 5,285,249                 VOLT XXXIX LLC, 4.125%, 10/25/45 (Step) (144A)                  5,327,338
 3,700,000                 VOLT XXXV, 3.5%, 9/25/46 (Step) (144A)                          3,699,751
 2,250,146                 VOLT XXXVI LLC, 3.625%, 7/25/45 (Step) (144A)                   2,253,717
 2,776,860                 VOLT XXXVII LLC, 3.625%, 7/25/45 (Step) (144A)                  2,784,263
 3,125,872                 VOLT XXXVIII LLC, 3.875%, 9/25/45 (Step) (144A)                 3,137,907
 1,127,325          0.78   Wells Fargo Home Equity Asset-Backed Securities
                           2006-1 Trust REMICS, Floating Rate Note, 7/25/36                1,102,270
   891,688          1.27   Westlake Automobile Receivables Trust 2015-2,
                           Floating Rate Note, 7/16/18 (144A)                                892,288
 3,577,022          1.45   Westlake Automobile Receivables Trust 2015-3,
                           Floating Rate Note, 5/17/21 (144A)                              3,583,725
 2,221,797          1.57   Westlake Automobile Receivables Trust 2016-1,
                           Floating Rate Note, 1/15/19 (144A)                              2,228,289
   188,380                 Wheels SPV 2 LLC, 0.84%, 3/20/23 (144A)                           188,198
    23,084          0.80   Wilshire Mortgage Loan Trust, Floating Rate Note,
                           5/25/28                                                            22,786
 3,000,000                 World Financial Network Credit Card Master Trust,
                           1.26%, 3/15/21                                                  3,001,096
 1,725,000          0.99   World Financial Network Credit Card Master Trust,
                           Floating Rate Note, 2/15/22                                     1,728,288

The accompanying notes are an integral part of these financial statements.

36 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16

----------------------------------------------------------------------------------------------------
 Principal      Floating
Amount ($)      Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
  2,003,430         0.92   World Omni Auto Receivables Trust 2015-B, Floating
                           Rate Note, 7/15/19                                         $    2,005,914
                                                                                      --------------
                                                                                      $  550,375,594
                                                                                      --------------
                           Total Banks                                                $  550,399,203
----------------------------------------------------------------------------------------------------
                           DIVERSIFIED FINANCIALS -- 3.9%
                           Other Diversified Financial Services -- 1.1%
  1,920,133         0.72   321 Henderson Receivables I LLC, Floating Rate
                           Note, 6/15/41 (144A)                                       $    1,870,083
  1,300,000                American Credit Acceptance Receivables Trust 2014-1,
                           5.2%, 4/12/21 (144A)                                            1,318,471
    850,000                American Credit Acceptance Receivables Trust 2014-2,
                           4.96%, 5/10/21 (144A)                                             862,191
  1,285,740                BCC Funding VIII LLC, 1.794%, 6/22/20 (144A)                    1,280,919
  2,745,220                Capital Auto Receivables Asset Trust 2013-1,
                           1.74%, 10/22/18                                                 2,748,026
  2,500,000         0.76   Chase Issuance Trust, Floating Rate Note, 11/15/18              2,500,490
  6,480,000         0.56   Chase Issuance Trust, Floating Rate Note, 4/15/19               6,483,215
    150,000         0.76   Chase Issuance Trust, Floating Rate Note, 4/15/19                 149,907
    800,000         2.66   Colony American Homes 2014-1 REMICS, Floating
                           Rate Note, 5/17/31 (144A)                                         801,129
  2,100,000         2.42   Colony American Homes 2014-2, Floating Rate
                           Note, 7/19/31 (144A)                                            2,107,734
    656,932                FNA 2014-1 Trust, 1.296%, 12/10/22 (144A)                         650,363
  1,300,000         1.37   Gracechurch Card Funding Plc, Floating Rate
                           Note, 5/15/19 (144A)                                            1,300,104
    827,415         0.76   Mastr Asset Backed Securities Trust 2006-AB1
                           REMICS, Floating Rate Note, 2/25/36                               823,042
  2,532,812         0.82   Mastr Specialized Loan Trust, Floating Rate Note,
                           1/25/36 (144A)                                                  2,485,961
  1,579,859                PFS Tax Lien Trust 2014-1, 1.44%, 5/15/29 (144A)                1,571,292
  1,213,394                Sierra Timeshare 2013-1 Receivables Funding LLC,
                           2.39%, 11/20/29 (144A)                                          1,210,436
    566,209                TAL Advantage V LLC, 1.7%, 5/20/39 (144A)                         559,648
                                                                                      --------------
                                                                                      $   28,723,011
----------------------------------------------------------------------------------------------------
                           Specialized Finance -- 0.3%
  2,600,000         0.92   Ally Master Owner Trust, Floating Rate Note, 6/17/19       $    2,602,260
    524,793                Alterna Funding I LLC, 1.639%, 2/15/21 (144A)                     511,673
     95,455         1.86   Conseco Finance Corp., Floating Rate Note, 11/17/31                94,449
  3,255,000         0.96   Wells Fargo Dealer Floorplan Master Note Trust,
                           Floating Rate Note, 10/21/19                                    3,256,745
  2,670,000         0.89   Wells Fargo Dealer Floorplan Master Note Trust,
                           Floating Rate Note, 7/22/19                                     2,669,158
                                                                                      --------------
                                                                                      $    9,134,285
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16 37

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                           Consumer Finance -- 2.1%
 3,600,000                 American Credit Acceptance Receivables Trust
                           2013-1, 4.94%, 6/15/20 (144A)                              $    3,634,389
   350,000          0.78   American Express Credit Account Master Trust, Floating
                           Rate Note, 1/15/20                                                350,382
 3,300,000          0.80   American Express Credit Account Master Trust, Floating
                           Rate Note, 5/15/20                                              3,304,470
 2,100,000          1.32   American Express Credit Account Secured Note
                           Trust 2012-4, Floating Rate Note, 5/15/20 (144A)                2,097,574
 2,750,000          0.80   BA Credit Card Trust, Floating Rate Note, 1/15/20               2,753,045
 6,400,000          0.78   BA Credit Card Trust, Floating Rate Note, 9/16/19               6,405,119
 2,350,000          1.04   Cabela's Credit Card Master Note Trust, Floating Rate
                           Note, 2/18/20 (144A)                                            2,352,397
 1,600,000          0.86   Cabela's Credit Card Master Note Trust, Floating Rate
                           Note, 3/16/20                                                   1,600,000
    45,505                 California Republic Auto Receivables Trust 2013-1,
                           1.41%, 9/17/18 (144A)                                              45,551
 2,635,000          0.56   Capital One Multi-Asset Execution Trust, Floating Rate
                           Note, 11/15/19                                                  2,635,000
 3,400,000          0.60   Capital One Multi-Asset Execution Trust, Floating Rate
                           Note, 12/16/19                                                  3,400,390
 2,442,680          0.97   CarMax Auto Owner Trust 2015-3, Floating Rate
                           Note, 11/15/18                                                  2,445,543
    26,171          1.26   Chase Funding Trust Series 2002-4, Floating Rate
                           Note, 10/25/32                                                     24,662
 1,475,000                 Chase Issuance Trust, 1.01%, 10/15/18                           1,475,134
 2,095,000                 Chase Issuance Trust, 1.15%, 1/15/19                            2,096,257
 2,510,000                 Chase Issuance Trust, 1.26%, 7/15/19                            2,515,454
 6,300,000          0.55   Chase Issuance Trust, Floating Rate Note, 3/15/19               6,298,550
 3,490,000          1.02   Citibank Credit Card Issuance Trust, Floating Rate
                           Note, 11/7/18                                                   3,490,663
   149,506                 CPS Auto Receivables Trust 2013-B, 1.82%,
                           9/15/20 (144A)                                                    149,744
    60,863                 CPS Auto Receivables Trust 2014-A, 1.21%,
                           8/15/18 (144A)                                                     60,874
   601,850                 CPS Auto Receivables Trust 2014-C, 1.31%,
                           2/15/19 (144A)                                                    601,520
   137,324                 CPS Auto Trust, 1.48%, 3/16/20 (144A)                             137,326
   160,842                 CPS Auto Trust, 1.82%, 12/16/19 (144A)                            161,056
 4,175,000                 First Investors Auto Owner Trust 2013-1, 2.53%,
                           1/15/20 (144A)                                                  4,189,855
    56,616                 First Investors Auto Owner Trust 2013-2, 1.23%,
                           3/15/19 (144A)                                                     56,613
 4,400,000          1.29   First National Master Note Trust 2015-1, Floating Rate
                           Note, 9/15/20                                                   4,428,582
   140,639          0.77   Ford Credit Auto Owner Trust 2015-A, Floating Rate
                           Note, 1/15/18                                                     140,645

The accompanying notes are an integral part of these financial statements.

38 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                           Consumer Finance -- (continued)
   900,000          0.92   Ford Credit Floorplan Master Owner Trust A, Floating
                           Rate Note, 2/15/19                                         $      900,693
                                                                                      --------------
                                                                                      $   57,751,488
----------------------------------------------------------------------------------------------------
                           Asset Management & Custody Banks -- 0.1%
   764,954                 NewStar Commercial Lease Funding 2015-1 LLC,
                           3.27%, 4/15/19 (144A)                                      $      763,978
 1,655,039                 RMAT 2015-1 LLC, 4.09%, 7/27/20 (Step) (144A)                   1,646,732
                                                                                      --------------
                                                                                      $    2,410,710
----------------------------------------------------------------------------------------------------
                           Investment Banking & Brokerage -- 0.3%
 2,210,976          1.02   Chesapeake Funding LLC, Floating Rate Note,
                           2/8/27 (144A)                                              $    2,208,278
 1,750,000          2.27   Chesapeake Funding LLC, Floating Rate Note,
                           2/8/27 (144A)                                                   1,732,968
 2,844,160          0.94   Chesapeake Funding LLC, Floating Rate Note,
                           3/9/26 (144A)                                                   2,837,680
                                                                                      --------------
                                                                                      $    6,778,926
                                                                                      --------------
                           Total Diversified Financials                               $  104,798,420
----------------------------------------------------------------------------------------------------
                           REAL ESTATE -- 0.1%
                           Diversified Real Estate Activities -- 0.1%
 1,499,000          3.83   Home Partners of America 2016-1 Trust, Floating
                           Rate Note, 3/18/33 (144A)                                  $    1,514,611
   386,721          0.72   HSI Asset Securitization Corp. Trust 2006-OPT1,
                           Floating Rate Note, 12/25/35                                      383,287
                                                                                      --------------
                                                                                      $    1,897,898
                                                                                      --------------
                                                                                      $    1,897,898
----------------------------------------------------------------------------------------------------
                           Government -- 0.0%+
   479,282          1.17   Fremont Home Loan Trust 2005-B, Floating Rate
                           Note, 4/25/35                                              $      479,273
                                                                                      --------------
                           Total Government                                           $      479,273
----------------------------------------------------------------------------------------------------
                           TOTAL ASSET BACKED SECURITIES
                           (Cost $687,342,067)                                        $  688,863,453
----------------------------------------------------------------------------------------------------
                           COLLATERALIZED MORTGAGE
                           OBLIGATIONS -- 27.9%
                           ENERGY -- 0.1%
                           Oil & Gas Exploration & Production -- 0.1%
 2,100,000          2.25   Arbor Realty Commercial Real Estate Notes 2016-FL1,
                           Ltd., Floating Rate Note, 9/15/26 (144A)                   $   2,066,926
                                                                                      -------------
                           Total Energy                                               $   2,066,926
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16 39

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                           CAPITAL GOODS -- 0.0%+
                           Construction & Engineering -- 0.0%+
 1,271,515          2.97   Velocity Commercial Capital Loan Trust 2016-1,
                           Floating Rate Note, 4/25/46 (144A)                         $    1,281,052
                                                                                      --------------
                           Total Capital Goods                                        $    1,281,052
----------------------------------------------------------------------------------------------------
                           TRANSPORTATION -- 0.0%+
                           Trucking -- 0.0%+
   206,016          1.06   Hertz Fleet Lease Funding LP, Floating Rate Note,
                           12/10/27 (144A)                                            $      206,001
   500,000          1.56   Hertz Fleet Lease Funding LP, Floating Rate Note,
                           12/10/27 (144A)                                                   500,376
                                                                                      --------------
                                                                                      $      706,377
                                                                                      --------------
                           Total Transportation                                       $      706,377
----------------------------------------------------------------------------------------------------
                           BANKS -- 20.2%
                           Diversified Banks -- 0.2%
 5,119,465          5.89   CD 2007-CD5 Mortgage Trust REMICS, Floating Rate
                           Note, 11/15/44                                             $    5,248,138
----------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- 20.0%
    15,911                 A10 Securitization 2013-1 LLC, 2.4%,
                           11/17/25 (144A)                                            $       15,908
 1,973,175                 A10 Term Asset Financing 2014-1 LLC, 1.72%,
                           4/15/33 (144A)                                                  1,964,391
   611,993          1.41   Aberdeen Loan Funding, Ltd., Floating Rate Note,
                           11/1/18 (144A)                                                    610,707
 1,750,000          2.41   Aberdeen Loan Funding, Ltd., Floating Rate Note,
                           11/1/18 (144A)                                                  1,746,572
 2,000,000          3.03   ACA CLO 2007-1, Ltd., Floating Rate Note,
                           6/15/22 (144A)                                                  1,950,539
   454,223          1.30   Adjustable Rate Mortgage Trust 2005-2, Floating Rate
                           Note, 6/25/35                                                     449,232
   825,752          1.08   Adjustable Rate Mortgage Trust 2005-5, Floating Rate
                           Note, 9/25/35                                                     773,530
 1,458,276          1.11   Alternative Loan Trust 2004-6CB, Floating Rate
                           Note, 4/25/34                                                   1,399,756
 1,333,600          1.43   Alternative Loan Trust 2004-J13, Floating Rate
                           Note, 2/25/35                                                   1,300,803
 3,000,000          1.98   Apidos CLO IX, Floating Rate Note, 7/17/23 (144A)               2,994,218
 4,300,000          2.27   Arbor Realty Collateralized Loan Obligation 2014-1,
                           Ltd., Floating Rate Note, 5/15/24 (144A)                        4,305,375
 5,000,000          2.27   Arbor Realty Collateralized Loan Obligation 2015-FL1,
                           Ltd., Floating Rate Note, 3/17/25 (144A)                        4,850,000
 3,613,000          2.72   BAMLL Commercial Mortgage Securities Trust
                           2014-FL1, Floating Rate Note, 12/17/31 (144A)                   3,611,997
 1,920,000          1.62   BAMLL Commercial Mortgage Securities Trust
                           2014-ICTS, Floating Rate Note, 6/15/28 (144A)                   1,917,738

The accompanying notes are an integral part of these financial statements.

40 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
 3,490,000          3.12   BAMLL Commercial Mortgage Securities Trust
                           2014-INLD REMICS, Floating Rate Note,
                           12/17/29 (144A)                                            $    3,443,461
 5,500,000          3.52   BAMLL Commercial Mortgage Securities Trust
                           2016-ASHF, Floating Rate Note, 3/15/28 (144A)                   5,576,092
 4,700,000          2.87   BAMLL Re-REMIC Trust 2014-FRR5, Floating Rate
                           Note, 3/29/45 (144A)                                            4,607,469
 1,350,484          4.02   BAMLL Re-REMIC Trust 2014-FRR6, Floating Rate
                           Note, 8/28/46 (144A)                                            1,330,492
 5,233,252          2.77   BAMLL Re-REMIC Trust 2014-FRR7, Floating Rate
                           Note, 10/26/44 (144A)                                           5,231,978
   121,531          5.46   Banc of America Commercial Mortgage Trust 2006-1,
                           Floating Rate Note, 9/10/45                                       121,485
 3,400,000          5.78   Banc of America Commercial Mortgage Trust 2006-1,
                           Floating Rate Note, 9/10/45                                     3,394,867
 2,866,416          6.39   Banc of America Commercial Mortgage Trust 2008-1,
                           Floating Rate Note, 2/10/51                                     2,969,856
 1,040,402          0.82   Banc of America Funding 2005-A Trust, Floating Rate
                           Note, 2/20/35                                                   1,010,483
    74,673          3.26   Banc of America Mortgage 2003-A Trust, Floating Rate
                           Note, 2/25/33                                                      73,327
 1,118,814          3.26   Banc of America Mortgage 2004-D Trust, Floating Rate
                           Note, 5/25/34                                                   1,106,654
   232,199          2.75   Banc of America Mortgage 2004-I Trust, Floating Rate
                           Note, 10/25/34                                                    227,246
 3,150,000          2.52   BBCMS Trust 2015-SLP, Floating Rate Note,
                           2/15/28 (144A)                                                  3,100,227
   773,695          3.41   BCAP LLC 2009-RR13-I Trust, Floating Rate Note,
                           9/26/35 (144A)                                                    779,839
   447,634          2.89   BCAP LLC 2013-RR3 Trust, Floating Rate Note,
                           5/28/36 (144A)                                                    449,281
   731,973          3.30   BCAP LLC 2013-RR7 Trust, Floating Rate Note,
                           12/27/34 (144A)                                                   746,304
   619,556          1.36   Bear Stearns ALT-A Trust 2004-11, Floating Rate
                           Note, 11/25/34                                                    603,503
 1,280,273          1.22   Bear Stearns ALT-A Trust 2004-12, Floating Rate
                           Note, 1/25/35                                                   1,239,300
 3,420,844          1.36   Bear Stearns ALT-A Trust 2004-12, Floating Rate
                           Note, 1/25/35                                                   3,226,374
 2,215,951          1.36   Bear Stearns ALT-A Trust 2004-12, Floating Rate
                           Note, 1/25/35                                                   2,094,486
 1,078,507          1.27   Bear Stearns ALT-A Trust 2004-13, Floating Rate
                           Note, 11/25/34                                                  1,053,936
 1,777,194          1.12   Bear Stearns ALT-A Trust 2004-4, Floating Rate
                           Note, 6/25/34                                                   1,720,219
   602,887          1.02   Bear Stearns ALT-A Trust 2005-2, Floating Rate
                           Note, 3/25/35                                                     589,115

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16 41

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
   848,431          3.01   Bear Stearns ARM Trust 2003-3, Floating Rate
                           Note, 5/25/33                                              $      844,650
   257,074          3.34   Bear Stearns ARM Trust 2004-3, Floating Rate
                           Note, 7/25/34                                                     248,635
   556,002          2.58   Bear Stearns ARM Trust 2005-5, Floating Rate
                           Note, 8/25/35                                                     558,518
   190,308          1.62   Bear Stearns Asset Backed Securities Trust 2003-AC5,
                           Floating Rate Note, 10/25/33                                      177,425
   153,939          4.99   Bear Stearns Commercial Mortgage Securities
                           Trust 2005-PWR9, Floating Rate Note, 9/11/42                      153,776
 4,507,948          5.91   Bear Stearns Commercial Mortgage Securities
                           Trust 2007-PWR16 REMICS, Floating Rate
                           Note, 6/11/40                                                   4,577,937
   289,003          2.96   Bear Stearns Mortgage Securities, Inc., Floating Rate
                           Note, 6/25/30                                                     292,543
 2,000,000          5.02   Bellemeade Re II, Ltd., Floating Rate Note,
                           4/25/26 (144A)                                                  2,013,750
   771,715          3.03   Bellemeade Re, Ltd., Floating Rate Note,
                           7/25/25 (144A)                                                    773,644
 4,100,000          2.47   BHMS 2014-ATLS Mortgage Trust REMICS, Floating
                           Rate Note, 7/8/33 (144A)                                        4,038,417
 4,500,000          1.14   Black Diamond CLO 2006-1 Luxembourg SA, Floating
                           Rate Note, 4/29/19 (144A)                                       4,417,748
 2,490,000          1.88   BLCP Hotel Trust, Floating Rate Note, 8/15/29 (144A)            2,469,973
 3,823,000          3.37   BXHTL 2015-JWRZ Mortgage Trust, Floating Rate
                           Note, 5/15/29 (144A)                                            3,765,482
 1,904,128          0.97   Callidus Debt Partners Clo Fund VI, Ltd., Floating Rate
                           Note, 10/23/21 (144A)                                           1,882,494
 1,760,000          1.98   Cathedral Lake CLO 2015-3, Ltd., Floating Rate
                           Note, 1/15/26 (144A)                                            1,759,600
 6,045,000          3.02   CDGJ Commercial Mortgage Trust 2014-BXCH, Floating
                           Rate Note, 12/15/27 (144A)                                      5,964,287
 3,500,000          1.38   Cent CDO 14, Ltd., Floating Rate Note,
                           4/15/21 (144A)                                                  3,309,145
 7,200,000          2.67   CFCRE 2015-RUM Mortgage Trust, Floating Rate
                           Note, 7/15/30 (144A)                                            7,051,498
 1,000,000          5.12   CFCRE 2015-RUM Mortgage Trust, Floating Rate
                           Note, 7/15/30 (144A)                                              971,859
 1,050,000          1.72   CGBAM Commercial Mortgage Trust 2014-HD, Floating
                           Rate Note, 2/18/31 (144A)                                       1,044,396
 4,348,694          1.47   CG-CCRE Commercial Mortgage Trust 2014-FL1,
                           Floating Rate Note, 6/16/31 (144A)                              4,347,319
 3,229,506          2.17   CGGS Commercial Mortgage Trust 2016-RND, Floating
                           Rate Note, 2/15/33 (144A)                                       3,245,811
 1,007,892          2.42   CGWF Commercial Mortgage Trust 2013-RKWH REMICS,
                           Floating Rate Note, 11/15/30 (144A)                             1,007,138

The accompanying notes are an integral part of these financial statements.

42 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
 2,000,000          3.62   CGWF Commercial Mortgage Trust 2013-RKWH
                           REMICS, Floating Rate Note, 11/15/30 (144A)                $    1,994,127
    99,867          0.85   Chevy Chase Funding LLC Mortgage-Backed Certificates
                           Series 2004-1, Floating Rate Note, 1/25/35 (144A)                  90,036
    42,494          0.82   Chevy Chase Funding LLC Mortgage-Backed Certificates
                           Series 2004-3, Floating Rate Note, 8/25/35 (144A)                  38,125
   366,870          1.02   CHL Mortgage Pass-Through Trust 2003-15 REMICS,
                           Floating Rate Note, 6/25/18                                       359,389
    26,605          1.07   CIFC Funding 2007-I, Ltd., Floating Rate Note,
                           5/10/21 (144A)                                                     26,536
 2,280,749          2.52   CIM Trust 2015-4AG, Floating Rate Note,
                           11/25/57 (144A)                                                 2,256,717
     5,239                 Citicorp Mortgage Securities REMIC Pass-Through
                           Certificates Trust Series 2005-4, 5.0%, 7/25/20                     5,385
   253,864                 Citicorp Mortgage Securities REMIC Pass-Through
                           Certificates Trust Series 2005-7, 5.0%, 10/25/35                  255,168
 1,683,501          6.25   Citigroup Commercial Mortgage Trust 2008-C7, Floating
                           Rate Note, 12/10/49                                             1,737,392
 1,500,000          3.82   Citigroup Commercial Mortgage Trust 2015-SHP2,
                           Floating Rate Note, 7/15/27 (144A)                              1,480,065
 5,000,000          2.62   Citigroup Commercial Mortgage Trust 2015-SSHP
                           REMICS, Floating Rate Note, 9/15/27 (144A)                      4,897,330
   754,848                 Citigroup Mortgage Loan Trust 2010-4 REMICS, 5.0%,
                           10/25/35 (144A)                                                   769,180
 3,519,577          2.47   Colony Mortgage Capital Series 2015-FL3, Ltd.,
                           Floating Rate Note, 9/5/32 (144A)                               3,501,980
 6,000,000          1.32   Comm 2014-BBG Mortgage Trust REMICS, Floating Rate
                           Note, 3/15/29 (144A)                                            5,942,018
 5,600,000          2.97   COMM 2014-FL4 Mortgage Trust REMICS, Floating Rate
                           Note, 7/15/31 (144A)                                            5,446,686
 4,970,000          2.68   COMM 2014-FL5 Mortgage Trust, Floating Rate
                           Note, 10/15/31 (144A)                                           4,914,809
 6,980,000          1.32   COMM 2014-PAT Mortgage Trust REMICS, Floating Rate
                           Note, 8/13/27 (144A)                                            6,940,573
 2,722,000          2.12   COMM 2014-PAT Mortgage Trust, Floating Rate
                           Note, 8/13/27 (144A)                                            2,659,331
 5,589,000          2.26   COMM 2014-SAVA Mortgage Trust, Floating Rate
                           Note, 6/15/34 (144A)                                            5,541,611
 7,340,000          2.13   COMM 2014-TWC Mortgage Trust, Floating Rate
                           Note, 2/13/32 (144A)                                            7,325,713
 4,500,000          3.21   Cratos CLO, Ltd., Floating Rate Note, 5/19/21 (144A)            4,476,964
   352,836          1.26   Credit Suisse First Boston Mortgage Securities Corp.,
                           Floating Rate Note, 6/25/34                                       339,107
 1,664,619          0.80   Credit Suisse First Boston Mortgage Securities, 05-6,
                           Floating Rate Note, 7/25/35                                     1,628,558
 2,107,273          2.31   Crown Point CLO, Ltd., Floating Rate Note,
                           11/21/22 (144A)                                                 2,108,282

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16 43

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
 2,300,000          2.78   CSMC 2015-TWNI Trust, Floating Rate Note,
                           3/15/28 (144A)                                             $    2,248,757
 4,507,952          2.50   CSMC Series 2013-14R REMICS, Floating Rate
                           Note, 10/27/37 (144A)                                           4,493,865
 5,029,975          3.00   CSMC Trust 2014-OAK1, Floating Rate Note,
                           11/25/44 (144A)                                                 5,039,293
 3,500,000          2.38   CSMC Trust 2015-DEAL, Floating Rate Note,
                           4/16/29 (144A)                                                  3,472,053
 3,750,000          3.37   CSMC Trust 2015-SAND, Floating Rate Note,
                           8/15/30 (144A)                                                  3,676,246
 1,850,000          2.12   EQTY 2014-INNS Mortgage Trust REMICS, Floating
                           Rate Note, 5/8/31 (144A)                                        1,808,033
 3,530,000          1.72   EQTY 2014-INNS Mortgage Trust, Floating Rate
                           Note, 5/8/31 (144A)                                             3,501,448
   618,900          2.83   First Horizon Mortgage Pass-Through Trust 2003-AR3,
                           Floating Rate Note, 9/25/33                                       616,856
 1,499,904          2.04   FORT CRE 2016-1 LLC, Floating Rate Note,
                           5/21/36 (144A)                                                  1,499,904
 1,927,175          1.82   GAHR Commercial Mortgage Trust 2015-NRF, Floating
                           Rate Note, 12/15/16 (144A)                                      1,931,967
 4,450,000          2.09   Gale Force 3 Clo, Ltd., Floating Rate Note,
                           4/19/21 (144A)                                                  4,232,855
   530,683                 Global Mortgage Securitization, Ltd., 5.25%,
                           4/25/32 (144A)                                                    512,488
   233,814          0.84   Global Mortgage Securitization, Ltd., Floating Rate
                           Note, 11/25/32 (144A)                                             218,764
 2,444,212          0.79   Global Mortgage Securitization, Ltd., Floating Rate
                           Note, 4/25/32 (144A)                                            2,340,135
 2,176,402          1.52   Gosforth Funding 2016-1 Plc, Floating Rate Note,
                           2/15/58 (144A)                                                  2,177,568
 3,350,000          1.82   GP Portfolio Trust 2014-GGP, Floating Rate Note,
                           2/15/27 (144A)                                                  3,309,442
 3,500,000          3.77   GS Mortgage Securities Corp Trust 2016-ICE2, Floating
                           Rate Note, 2/15/33 (144A)                                       3,535,575
 7,394,875          5.99   GS Mortgage Securities Trust 2007-GG10 REMICS,
                           Floating Rate Note, 8/10/45                                     7,506,444
 2,885,000          2.26   GS Mortgage Securities Trust 2014-GSFL, Floating
                           Rate Note, 7/15/31 (144A)                                       2,853,137
   768,356          1.30   GSAA Home Equity Trust 2004-6, Floating Rate
                           Note, 6/25/34                                                     745,270
   434,233          1.26   GSAA Home Equity Trust 2004-8, Floating Rate
                           Note, 9/25/34                                                     427,519
   238,158          1.65   HarborView Mortgage Loan Trust 2004-4, Floating
                           Rate Note, 6/19/34                                                227,934
   777,695          0.80   HomeBanc Mortgage Trust 2005-4, Floating Rate
                           Note, 10/25/35                                                    715,745
 2,430,298          0.86   HomeBanc Mortgage Trust 2005-4, Floating Rate
                           Note, 10/25/35                                                  2,247,990

The accompanying notes are an integral part of these financial statements.

44 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
 1,235,775          1.62   Homestar Mortgage Acceptance Corp., REMICS,
                           Floating Rate Note, 9/25/34                                $    1,210,558
 5,287,009          1.16   Homestar Mortgage Acceptance Corp., Floating Rate
                           Note, 3/25/34                                                   5,032,232
   645,032          1.22   Homestar Mortgage Acceptance Corp., Floating Rate
                           Note, 6/25/34                                                     629,418
 1,103,148          1.43   Homestar Mortgage Acceptance Corp., Floating Rate
                           Note, 7/25/34                                                   1,088,544
 1,137,677          1.69   Homestar Mortgage Acceptance Corp., Floating Rate
                           Note, 7/25/34                                                   1,127,447
 3,500,000          2.10   Hudsons Bay Simon JV Trust 2015-HBS, Floating
                           Rate Note, 8/7/34 (144A)                                        3,500,155
 2,480,000          2.22   Hyatt Hotel Portfolio Trust 2015-HYT, Floating Rate
                           Note, 11/15/29 (144A)                                           2,476,632
   653,498          1.42   Impac CMB Trust Series 2003-8, Floating Rate
                           Note, 10/25/33                                                    623,298
 1,421,226          1.14   Impac CMB Trust Series 2004-4, Floating Rate
                           Note, 9/25/34                                                   1,348,777
   463,597          1.36   Impac CMB Trust Series 2004-5, Floating Rate
                           Note, 8/25/34                                                     450,815
 1,508,370          1.34   Impac CMB Trust Series 2004-8, Floating Rate
                           Note, 8/25/34                                                   1,442,071
   219,984          3.15   Impac CMB Trust Series 2004-8, Floating Rate
                           Note, 8/25/34                                                     211,296
   295,935          1.59   Impac Secured Assets CMN Owner Trust, Floating
                           Rate Note, 11/25/34                                               291,985
   631,676          0.72   Impac Secured Assets Trust 2006-5, Floating Rate
                           Note, 12/25/36                                                    567,838
 4,400,000          1.87   J.P. Morgan Chase Commercial Mortgage Securities
                           Trust 2016-WSP, Floating Rate Note, 8/15/33 (144A)              4,401,450
    70,110          6.45   JP Morgan Chase Commercial Mortgage Securities
                           Corp., Pass-Through Certificates Series 2002 CIBC4,
                           Floating Rate Note, 5/12/34                                        70,918
   220,609          4.84   JP Morgan Chase Commercial Mortgage Securities
                           Trust 2004-LN2, Floating Rate Note, 7/15/41 (144A)                220,102
    64,086          0.68   JP Morgan Chase Commercial Mortgage Securities
                           Trust 2006-LDP9, Floating Rate Note, 5/15/47                       63,732
 3,757,358                 JP Morgan Chase Commercial Mortgage Securities
                           Trust 2007-CIBC18, 5.44%, 6/12/47                               3,776,454
 3,799,668          5.79   JP Morgan Chase Commercial Mortgage Securities
                           Trust 2007-CIBC20, Floating Rate Note, 2/12/51                  3,898,520
 3,107,293          3.50   JP Morgan Chase Commercial Mortgage Securities
                           Trust 2013-A5, Floating Rate Note, 7/25/20                      3,182,549
 5,600,000          1.78   JP Morgan Chase Commercial Mortgage Securities
                           Trust 2014-BXH, Floating Rate Note, 4/15/27 (144A)              5,509,921
 4,280,000          1.92   JP Morgan Chase Commercial Mortgage Securities
                           Trust 2014-CBM, Floating Rate Note,
                           10/15/29 (144A)                                                 4,199,158

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16 45

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
 3,470,000          2.47   JP Morgan Chase Commercial Mortgage Securities
                           Trust 2014-CBM, Floating Rate Note,
                           10/15/29 (144A)                                            $    3,434,548
 1,250,000          2.72   JP Morgan Chase Commercial Mortgage Securities
                           Trust 2014-FL4 REMICS, Floating Rate Note,
                           12/16/30 (144A)                                                 1,241,226
 2,608,175          2.27   JP Morgan Chase Commercial Mortgage Securities
                           Trust 2014-FL4, Floating Rate Note, 12/16/30 (144A)             2,604,663
 2,500,000          2.62   JP Morgan Chase Commercial Mortgage Securities
                           Trust 2014-FL5 REMICS, Floating Rate Note,
                           7/15/31 (144A)                                                  2,460,130
 3,886,449          1.92   JP Morgan Chase Commercial Mortgage Securities
                           Trust 2014-FL6, Floating Rate Note, 11/17/31 (144A)             3,877,722
 3,750,000          1.44   JP Morgan Chase Commercial Mortgage Securities
                           Trust 2014-INN, Floating Rate Note, 6/15/29 (144A)              3,730,075
 3,500,000          2.22   JP Morgan Chase Commercial Mortgage Securities
                           Trust 2014-INN, Floating Rate Note, 6/15/29 (144A)              3,443,127
 3,770,000          2.12   JP Morgan Chase Commercial Mortgage Securities
                           Trust 2014-PHH, Floating Rate Note, 8/16/27 (144A)              3,759,719
 4,650,000          2.78   JP Morgan Chase Commercial Mortgage Securities
                           Trust 2015-COSMO, Floating Rate Note,
                           1/15/32 (144A)                                                  4,637,385
 3,600,000          2.33   JP Morgan Chase Commercial Mortgage Securities
                           Trust 2015-FL7, Floating Rate Note, 5/15/28 (144A)              3,575,925
 4,500,000          3.28   JP Morgan Chase Commercial Mortgage Securities
                           Trust 2015-SGP, Floating Rate Note, 7/15/36 (144A)              4,507,883
 5,186,759          1.02   JP Morgan Seasoned Mortgage Trust 2014-1, Floating
                           Rate Note, 5/25/33 (144A)                                       4,939,352
    52,788                 LB-UBS Commercial Mortgage Trust 2004-C1,
                           4.568%, 1/15/31                                                    52,777
   175,951          6.08   LB-UBS Commercial Mortgage Trust 2006-C4, Floating
                           Rate Note, 6/15/38                                                175,843
 3,535,627          5.87   LB-UBS Commercial Mortgage Trust 2007-C7 REMICS,
                           Floating Rate Note, 9/15/45                                     3,662,570
 2,455,159          1.94   LCM X LP, Floating Rate Note, 4/15/22 (144A)                    2,455,071
   432,701          1.47   Lehman Brothers Small Balance Commercial Mortgage
                           Trust 2007-3 Class 1A4, Floating Rate Note,
                           10/25/37 (144A)                                                   424,804
   652,652          1.57   Lehman Brothers Small Balance Commercial Mortgage
                           Trust 2007-3, Floating Rate Note, 10/25/37 (144A)                 642,156
   353,173          0.74   Lehman Brothers Small Balance Commercial, Floating
                           Rate Note, 4/25/31 (144A)                                         335,702
   769,338          0.75   Lehman Brothers Small Balance Commercial, Floating
                           Rate Note, 4/25/31 (144A)                                         734,718
 1,596,211          1.22   Lehman XS Trust Series 2005-2, Floating Rate
                           Note, 8/25/35                                                   1,522,172
 6,207,823          2.52   LSTAR Securities Investment Trust 2014-2, Floating
                           Rate Note, 11/1/19 (144A)                                       6,204,911

The accompanying notes are an integral part of these financial statements.

46 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
 6,501,662          2.52   LSTAR Securities Investment Trust 2015-1, Floating
                           Rate Note, 1/2/20 (144A)                                   $    6,418,835
 4,281,566          2.52   LSTAR Securities Investment Trust 2015-3, Floating
                           Rate Note, 3/2/20 (144A)                                        4,211,715
 3,744,151          2.52   LSTAR Securities Investment, Ltd., 2015-4, Floating
                           Rate Note, 4/1/20 (144A)                                        3,697,349
 2,831,287          2.52   LSTAR Securities Investment, Ltd., 2015-5, Floating
                           Rate Note, 4/1/20 (144A)                                        2,788,818
 3,458,933          2.52   LSTAR Securities Investment, Ltd., 2015-7, Floating
                           Rate Note, 7/1/17 (144A)                                        3,410,521
 2,176,640          2.52   LSTAR Securities Investment, Ltd., 2015-8, Floating
                           Rate Note, 8/3/20 (144A)                                        2,143,439
 5,389,941          2.52   LSTAR Securities Investment, Ltd., 2015-9, Floating
                           Rate Note, 10/1/20 (144A)                                       5,308,247
 4,451,907          2.52   LSTAR Securities Investment, Ltd., 2016-1, Floating
                           Rate Note, 1/1/21 (144A)                                        4,394,477
 5,150,000          2.53   LSTAR Securities Investment, Ltd., 2016-3, Floating
                           Rate Note, 9/1/21 (144A)                                        5,074,296
   562,156          0.87   MASTR Alternative Loan Trust 2005-1, Floating Rate
                           Note, 2/25/35                                                     554,850
    71,729          0.92   MASTR Asset Securitization Trust 2003-6, Floating
                           Rate Note, 7/25/18                                                 69,427
 1,139,300          0.96   Mellon Residential Funding Corp., Mortgage
                           Pass-Through Trust Series 2000-TBC3, Floating
                           Rate Note, 12/15/30                                             1,083,521
 1,024,738          2.05   Merrill Lynch Mortgage Investors Trust Series
                           MLCC 2003-A, Floating Rate Note, 3/25/28                          956,417
 1,350,040          1.19   Merrill Lynch Mortgage Investors Trust Series
                           MLCC 2003-C REMICS, Floating Rate Note, 6/25/28                 1,280,095
 2,009,968          1.63   Merrill Lynch Mortgage Investors Trust Series
                           MLCC 2003-C, Floating Rate Note, 6/25/28                        1,975,571
 1,361,158          1.15   Merrill Lynch Mortgage Investors Trust Series
                           MLCC 2003-E, Floating Rate Note, 10/25/28                       1,296,613
   615,951          1.16   Merrill Lynch Mortgage Investors Trust Series
                           MLCC 2003-G, Floating Rate Note, 1/25/29                          587,561
   143,520          2.32   Merrill Lynch Mortgage Investors Trust Series
                           MLCC 2003-G, Floating Rate Note, 1/25/29                          141,856
 1,236,526          1.16   Merrill Lynch Mortgage Investors Trust Series
                           MLCC 2003-H, Floating Rate Note, 1/25/29                        1,211,550
   307,035          1.50   Merrill Lynch Mortgage Investors Trust Series
                           MLCC 2004-B, Floating Rate Note, 5/25/29                          301,913
 1,796,598          1.09   Merrill Lynch Mortgage Investors Trust Series
                           MLCC 2004-C, Floating Rate Note, 7/25/29                        1,662,526
    95,065          1.93   Merrill Lynch Mortgage Investors Trust Series
                           MLCC 2004-C, Floating Rate Note, 7/25/29                           91,072
   626,993          2.65   Merrill Lynch Mortgage Investors Trust Series
                           MLCC 2004-D, Floating Rate Note, 9/25/29                          623,965

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16 47

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
 1,948,003          1.63   Merrill Lynch Mortgage Investors Trust Series
                           MLCC 2004-E, Floating Rate Note, 11/25/29                  $    1,873,687
 1,914,249          1.09   Merrill Lynch Mortgage Investors Trust Series
                           MLCC 2004-G, Floating Rate Note, 1/25/30                        1,799,779
   713,312          1.53   Merrill Lynch Mortgage Investors Trust Series
                           MLCC 2004-G, Floating Rate Note, 1/25/30                          686,103
 1,632,819          0.98   Merrill Lynch Mortgage Investors Trust Series
                           MLCC 2005-A, Floating Rate Note, 3/25/30                        1,578,803
   175,343          5.95   ML-CFC Commercial Mortgage Trust 2006-2, Floating
                           Rate Note, 6/12/46                                                175,296
 4,900,000          5.95   ML-CFC Commercial Mortgage Trust 2006-2, Floating
                           Rate Note, 6/12/46 (144A)                                       4,885,545
 1,500,000          5.52   ML-CFC Commercial Mortgage Trust 2006-3, Floating
                           Rate Note, 7/12/46                                              1,496,359
   221,965          5.79   Morgan Stanley Capital I Trust 2006-HQ9, Floating
                           Rate Note, 7/12/44                                                221,832
 4,675,000                 Morgan Stanley Capital I Trust 2006-IQ12,
                           5.37%, 12/15/43                                                 4,683,161
   562,683          5.51   Morgan Stanley Capital I Trust 2007-TOP25, Floating
                           Rate Note, 11/12/49                                               564,134
 3,800,000          5.57   Morgan Stanley Capital I Trust 2007-TOP25, Floating
                           Rate Note, 11/12/49                                             3,769,899
 3,860,000          2.27   Morgan Stanley Capital I Trust 2015-XLF1, Floating
                           Rate Note, 8/14/31 (144A)                                       3,837,781
 2,870,000          2.72   Morgan Stanley Capital I Trust 2015-XLF1, Floating
                           Rate Note, 8/14/31 (144A)                                       2,857,641
 3,000,000          3.27   Morgan Stanley Capital I Trust 2015-XLF1, Floating
                           Rate Note, 8/17/26 (144A)                                       3,000,000
 2,620,517          1.07   Morgan Stanley Mortgage Loan Trust 2005-5AR,
                           Floating Rate Note, 9/25/35                                     2,595,467
 1,810,730          0.81   Morgan Stanley Mortgage Loan Trust 2005-6AR,
                           Floating Rate Note, 11/25/35                                    1,769,111
   152,020          0.80   Morgan Stanley Mortgage Loan Trust 2005-6AR,
                           Floating Rate Note, 11/25/35                                      151,447
 2,925,366          1.31   MortgageIT Trust 2004-1, Floating Rate Note,
                           11/25/34                                                        2,849,376
 2,470,525          2.60   Newstar Trust, Floating Rate Note, 1/20/23 (144A)               2,460,552
 1,171,365          0.67   Nomura Resecuritization Trust 2014-1R, Floating
                           Rate Note, 10/26/36 (144A)                                      1,143,879
 3,850,796          0.92   Opteum Mortgage Acceptance Corp., Trust 2005-4,
                           Floating Rate Note, 11/25/35                                    3,515,997
 3,347,675          0.84   Opteum Mortgage Acceptance Corp., Trust 2005-4,
                           Floating Rate Note, 11/25/35                                    3,131,555
   133,422                 ORES 2014-LV3 LLC, 3.0%, 3/27/24 (144A)                           133,422
 4,500,000          1.99   Palmer Square Loan Funding 2016-2, Ltd., Floating
                           Rate Note, 6/21/24 (144A)                                       4,499,515

The accompanying notes are an integral part of these financial statements.

48 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
   500,000          2.74   Palmer Square Loan Funding 2016-2, Ltd., Floating
                           Rate Note, 6/21/24 (144A)                                  $      499,943
 3,500,000          1.22   Pepper Residential Securities Trust No. 14, Floating
                           Rate Note, 6/13/17                                              3,499,300
 3,700,000          1.26   Pepper Residential Securities Trust No. 16, Floating
                           Rate Note, 3/13/17 (144A)                                       3,699,348
 3,750,000          1.97   PFP 2015-2, Ltd., Floating Rate Note, 7/14/34 (144A)            3,734,371
   887,632          1.77   RAIT 2014-FL3 Trust, Floating Rate Note,
                           12/15/31 (144A)                                                   877,627
    23,459          1.07   RALI Series 2002-QS16 Trust, Floating Rate Note,
                           10/25/17                                                           23,267
   284,460          0.97   RALI Series 2003-QS5 Trust, Floating Rate Note,
                           3/25/18                                                           281,004
   443,193          0.97   RALI Series 2003-QS9 Trust, Floating Rate Note,
                           5/25/18                                                           435,895
   120,786                 RALI Series 2004-QS5 Trust, 4.75%, 4/25/34                        121,026
    92,747          1.12   RALI Series 2004-QS5 Trust, Floating Rate Note,
                           4/25/34                                                            92,339
 2,094,374          0.82   RALI Series 2005-QA1 Trust, Floating Rate Note,
                           1/25/35                                                         1,999,837
 4,254,904          1.97   RESI Finance LP 2003-CB1, Floating Rate Note,
                           7/9/35                                                          3,569,760
 1,634,922          1.55   RESI MAC, 2014-1A, Floating Rate Note, 6/12/19                  1,619,519
   433,953          0.97   Residential Asset Securitization Trust 2003-A15,
                           Floating Rate Note, 2/25/34                                       392,111
   278,659          0.92   Residential Asset Securitization Trust 2003-A2,
                           Floating Rate Note, 5/25/33                                       255,088
 2,480,032          1.58   Resource Capital Corp 2014-CRE2, Ltd., Floating
                           Rate Note, 4/15/32 (144A)                                       2,453,220
 1,469,252          1.93   Resource Capital Corp 2015-CRE4, Ltd., Floating
                           Rate Note, 8/17/32 (144A)                                       1,451,832
   660,247                 RREF 2015-LT7 LLC, 3.0%, 12/27/32 (144A)                          660,247
   614,877                 Selene Non-Performing Loans LLC, 2.9814%,
                           5/25/54 (Step) (144A)                                             611,981
   136,465          1.27   Sequoia Mortgage Trust 10, Floating Rate Note,
                           10/20/27                                                          128,015
   406,059          1.58   Sequoia Mortgage Trust 2003-2, Floating Rate
                           Note, 6/20/33                                                     393,527
   197,672          1.15   Sequoia Mortgage Trust 2003-8, Floating Rate
                           Note, 1/20/34                                                     187,771
   228,513          2.29   Sequoia Mortgage Trust 2004-7, Floating Rate
                           Note, 8/20/34                                                     229,781
 7,141,170          2.07   Sequoia Mortgage Trust, Floating Rate Note, 9/25/42             7,073,665
   602,720          1.78   Springleaf Mortgage Loan Trust 2013-2, Floating
                           Rate Note, 12/28/65 (144A)                                        599,980
 2,000,000          2.03   Stone Tower CLO VI, Ltd., Floating Rate Note,
                           4/17/21 (144A)                                                  1,937,501

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16 49

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                               Value
----------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
   356,202          3.36   Structured Adjustable Rate Mortgage Loan Trust
                           Class 1A1, Floating Rate Note, 3/25/34                     $      355,736
   405,643          2.92   Structured Adjustable Rate Mortgage Loan Trust,
                           Floating Rate Note, 3/25/34                                       405,898
 1,928,804          0.90   Structured Adjustable Rate Mortgage Loan Trust,
                           Floating Rate Note, 7/25/34                                     1,853,905
 1,556,601          1.23   Structured Asset Mortgage Investments II Trust
                           2004-AR1, Floating Rate Note, 3/19/34                           1,500,662
 1,285,252          1.43   Structured Asset Mortgage Investments Trust
                           2002-AR5, Floating Rate Note, 5/19/33                           1,259,965
   471,807          1.47   Structured Asset Securities Corp., Mortgage
                           Pass-Through Certificates Series 1998-8, Floating
                           Rate Note, 8/25/28                                                468,630
   664,419          2.87   Structured Asset Securities Corp., Mortgage
                           Pass-Through Certificates Series 2003-24A, Floating
                           Rate Note, 7/25/33                                                650,334
    66,677          1.02   Structured Asset Securities Corp., Mortgage
                           Pass-Through Certificates Series 2003-35, Floating
                           Rate Note, 12/25/33                                                66,376
   290,389          0.82   Structured Asset Securities Corp., Trust 2005-14,
                           Floating Rate Note, 7/25/35                                       239,114
 4,500,000          2.22   Symphony CLO VIII LP, Floating Rate Note,
                           1/9/23 (144A)                                                   4,482,658
 3,050,000          1.98   Symphony CLO X, Ltd., Floating Rate Note,
                           7/23/23 (144A)                                                  3,047,344
   522,877          2.08   Thornburg Mortgage Securities Trust 2004-4, Floating
                           Rate Note, 12/25/44                                               514,481
 1,314,913          2.53   Velocity Commercial Capital Loan Trust 2014-1,
                           Floating Rate Note, 9/25/44 (144A)                              1,318,201
   250,000          2.13   Venture XII CLO, Ltd., Floating Rate Note,
                           2/28/24 (144A)                                                    249,857
   931,208                 VOLT NPL X LLC, 3.375%, 10/26/54 (Step) (144A)                    929,927
 1,256,007                 VOLT XXX LLC, 3.625%, 10/25/57 (Step) (144A)                    1,257,568
 3,000,000          2.00   Voya CLO 2012-3, Ltd., Floating Rate Note,
                           10/15/22 (144A)                                                 2,994,639
 4,500,000          5.60   Wachovia Bank Commercial Mortgage Trust Series
                           2006-C28 REMICS, Floating Rate Note, 10/15/48                   4,495,374
 2,512,347          6.16   Wachovia Bank Commercial Mortgage Trust Series
                           2007-C33 REMICS, Floating Rate Note, 2/15/51                    2,543,530
   462,785                 WaMu Mortgage Pass-Through Certificates Series
                           2003-S10, 5.0%, 10/25/18                                          465,449
 3,775,351          2.57   WaMu Mortgage Pass-Through Certificates, Floating
                           Rate Note, 2/25/33                                              3,711,461
 1,463,058          3.45   Wedgewood Real Estate Trust 2016-1, Floating Rate
                           Note, 7/15/46 (144A)                                            1,461,080
 2,500,000          2.37   Wells Fargo Commercial Mortgage Trust 2014-TISH
                           REMICS, Floating Rate Note, 2/15/27 (144A)                      2,497,582

The accompanying notes are an integral part of these financial statements.

50 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
 1,500,000          4.02   Wells Fargo Commercial Mortgage Trust 2014-TISH,
                           Floating Rate Note, 1/15/27 (144A)                         $    1,444,919
 2,182,153          3.28   Wells Fargo Credit Risk Transfer Securities Trust 2015,
                           Floating Rate Note, 11/25/25 (144A)                             2,169,060
 2,820,834          3.06   Wells Fargo Mortgage Backed Securities 2005-AR13
                           Trust, Floating Rate Note, 5/25/35                              2,822,773
   449,074          0.93   Westwood CDO II, Ltd., Floating Rate Note,
                           4/25/22 (144A)                                                    445,828
                                                                                      --------------
                                                                                      $  538,768,805
                                                                                      --------------
                           Total Banks                                                $  544,016,943
----------------------------------------------------------------------------------------------------
                           DIVERSIFIED FINANCIALS -- 1.6%
                           Other Diversified Financial Services -- 1.4%
 3,600,000          5.72   Banc of America Commercial Mortgage Trust 2007-3,
                           Floating Rate Note, 6/10/49                                $    3,586,108
 1,338,591                 Commercial Mortgage Trust 2007-GG9 REMICS,
                           5.444%, 3/10/39                                                 1,340,562
 4,749,787          5.88   Credit Suisse Commercial Mortgage Trust Series
                           2007-C3, Floating Rate Note, 6/15/39                            4,799,336
 1,268,467          6.13   Credit Suisse Commercial Mortgage Trust Series
                           2007-C4 REMICS, Floating Rate Note, 9/15/39                     1,297,278
 5,000,000          6.13   Credit Suisse Commercial Mortgage Trust Series
                           2007-C4, Floating Rate Note, 9/15/39                            5,136,610
 2,106,338          0.75   Crusade Global Trust No 1 of 2007, Floating Rate
                           Note, 4/19/38                                                   2,087,215
 5,168,272          2.02   Hilton USA Trust 2013-HLF, Floating Rate Note,
                           11/5/30 (144A)                                                  5,168,270
 1,196,863          2.42   Hilton USA Trust 2013-HLF, Floating Rate Note,
                           11/5/30 (144A)                                                  1,196,862
 3,956,408          5.82   Morgan Stanley Capital I Trust 2007-TOP27 REMICS,
                           Floating Rate Note, 6/11/42                                     4,038,700
 6,030,480          6.48   Morgan Stanley Capital I Trust 2008-TOP29 REMICS,
                           Floating Rate Note, 1/11/43                                     6,312,086
   160,696                 Rialto Capital Management LLC, 2.85%,
                           5/15/24 (144A)                                                    160,393
 1,360,639          2.86   Sequoia Mortgage Trust 2012-1, Floating Rate Note,
                           1/25/42                                                         1,369,881
                                                                                      --------------
                                                                                      $   36,493,301
----------------------------------------------------------------------------------------------------
                           Specialized Finance -- 0.1%
 3,500,000          2.52   BAMLL Commercial Mortgage Securities Trust
                           2015-ASHF REMICS, Floating Rate Note,
                           1/15/28 (144A)                                             $    3,422,160
----------------------------------------------------------------------------------------------------
                           Investment Banking & Brokerage -- 0.1%
 2,166,767                 Bear Stearns Commercial Mortgage Securities
                           Trust 2007-PWR15 REMICS, 5.331%, 2/11/44                   $    2,182,891
                                                                                      --------------
                           Total Diversified Financials                               $   42,098,352
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16 51

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                           GOVERNMENT -- 6.0%
 1,713,647          2.52   Fannie Mae Connecticut Avenue Securities, Floating
                           Rate Note, 10/25/23                                        $    1,735,106
 2,655,271          2.12   Fannie Mae Connecticut Avenue Securities, Floating
                           Rate Note, 4/25/28                                              2,667,191
 1,803,770          1.47   Fannie Mae Connecticut Avenue Securities, Floating
                           Rate Note, 5/25/24                                              1,805,833
 3,254,724          1.72   Fannie Mae Connecticut Avenue Securities, Floating
                           Rate Note, 7/25/24                                              3,262,375
 2,407,943          2.47   Fannie Mae Connecticut Avenue Securities, Floating
                           Rate Note, 8/25/28                                              2,432,309
 2,123,175          2.67   Fannie Mae Connecticut Avenue Securities, Floating
                           Rate Note, 9/25/28                                              2,153,454
 1,757,696          0.87   Fannie Mae Trust 2003-W6, Floating Rate Note,
                           9/25/42                                                         1,748,175
   172,007          2.59   Fannie Mae Trust 2005-W4, Floating Rate Note,
                           6/26/45                                                           179,337
 1,431,964          0.78   Fannie Mae Whole Loan, Floating Rate Note,
                           11/25/46                                                        1,435,115
 1,454,778                 Fannie Mae, 2.5%, 6/25/24                                       1,473,172
 1,562,101                 Fannie Mae, 3.0%, 1/25/29                                       1,579,530
 1,560,242                 Fannie Mae, 3.0%, 11/25/18                                      1,581,643
   263,943                 Fannie Mae, 3.0%, 8/25/25                                         267,661
   458,729                 Fannie Mae, 3.5%, 10/25/23                                        461,618
   752,919                 Fannie Mae, 3.5%, 6/25/21                                         771,949
 2,049,784                 Fannie Mae, 4.5%, 9/25/18                                       2,101,783
   604,240                 Fannie Mae, 4.5%, 9/25/35                                         611,105
   477,083                 Federal Home Loan Banks, 2.9%, 4/20/17                            482,331
   793,497          0.91   Federal Home Loan Mortgage Corp. REMICS, Floating
                           Rate Note, 1/15/33                                                794,214
   213,929          0.81   Federal Home Loan Mortgage Corp. REMICS, Floating
                           Rate Note, 1/15/36                                                213,470
 2,340,173          0.81   Federal Home Loan Mortgage Corp. REMICS, Floating
                           Rate Note, 1/15/37                                              2,331,197
    46,327          0.66   Federal Home Loan Mortgage Corp. REMICS, Floating
                           Rate Note, 10/15/20                                                46,221
    59,876          1.46   Federal Home Loan Mortgage Corp. REMICS, Floating
                           Rate Note, 10/15/31                                                60,757
   771,331          1.09   Federal Home Loan Mortgage Corp. REMICS, Floating
                           Rate Note, 10/15/37                                               776,783
   349,993          1.13   Federal Home Loan Mortgage Corp. REMICS, Floating
                           Rate Note, 10/15/37                                               354,395
    77,204          1.11   Federal Home Loan Mortgage Corp. REMICS, Floating
                           Rate Note, 11/15/31                                                78,309
   197,694          1.51   Federal Home Loan Mortgage Corp. REMICS, Floating
                           Rate Note, 11/15/33                                               202,143

The accompanying notes are an integral part of these financial statements.

52 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                           GOVERNMENT -- (continued)
   128,012          0.86   Federal Home Loan Mortgage Corp. REMICS, Floating
                           Rate Note, 11/15/35                                        $      127,800
   593,448          0.86   Federal Home Loan Mortgage Corp. REMICS, Floating
                           Rate Note, 11/15/36                                               592,808
   315,937          0.86   Federal Home Loan Mortgage Corp. REMICS, Floating
                           Rate Note, 11/15/36                                               315,493
   279,858          0.91   Federal Home Loan Mortgage Corp. REMICS, Floating
                           Rate Note, 11/15/40                                               279,588
    85,000          0.91   Federal Home Loan Mortgage Corp. REMICS, Floating
                           Rate Note, 12/15/20                                                85,413
   345,391          0.96   Federal Home Loan Mortgage Corp. REMICS, Floating
                           Rate Note, 12/15/28                                               346,265
   101,367          0.86   Federal Home Loan Mortgage Corp. REMICS, Floating
                           Rate Note, 12/15/32                                               101,321
    20,615          1.01   Federal Home Loan Mortgage Corp. REMICS, Floating
                           Rate Note, 12/15/32                                                20,701
   303,854          0.91   Federal Home Loan Mortgage Corp. REMICS, Floating
                           Rate Note, 12/15/32                                               304,961
   394,815          0.91   Federal Home Loan Mortgage Corp. REMICS, Floating
                           Rate Note, 12/15/32                                               396,597
   697,446          1.21   Federal Home Loan Mortgage Corp. REMICS, Floating
                           Rate Note, 12/15/39                                               700,699
   450,636          0.86   Federal Home Loan Mortgage Corp. REMICS, Floating
                           Rate Note, 12/15/41                                               449,890
    83,622          0.74   Federal Home Loan Mortgage Corp. REMICS, Floating
                           Rate Note, 2/15/19                                                 83,539
   160,999          0.81   Federal Home Loan Mortgage Corp. REMICS, Floating
                           Rate Note, 2/15/25                                                161,198
   184,714          0.86   Federal Home Loan Mortgage Corp. REMICS, Floating
                           Rate Note, 2/15/29                                                184,573
   534,369          0.81   Federal Home Loan Mortgage Corp. REMICS, Floating
                           Rate Note, 2/15/30                                                534,638
   424,970          0.91   Federal Home Loan Mortgage Corp. REMICS, Floating
                           Rate Note, 2/15/33                                                425,446
   245,520          1.06   Federal Home Loan Mortgage Corp. REMICS, Floating
                           Rate Note, 2/15/33                                                248,228
   600,933          0.81   Federal Home Loan Mortgage Corp. REMICS, Floating
                           Rate Note, 2/15/36                                                598,948
   228,731          0.86   Federal Home Loan Mortgage Corp. REMICS, Floating
                           Rate Note, 2/15/36                                                228,169
   378,201          0.81   Federal Home Loan Mortgage Corp. REMICS, Floating
                           Rate Note, 2/15/39                                                379,442
   970,787          1.56   Federal Home Loan Mortgage Corp. REMICS, Floating
                           Rate Note, 3/15/24                                                992,551
   474,601          1.51   Federal Home Loan Mortgage Corp. REMICS, Floating
                           Rate Note, 3/15/32                                                485,426
   146,374          1.21   Federal Home Loan Mortgage Corp. REMICS, Floating
                           Rate Note, 3/15/32                                                147,641

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16 53

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                           GOVERNMENT -- (continued)
   674,295          1.51   Federal Home Loan Mortgage Corp. REMICS, Floating
                           Rate Note, 3/15/32                                         $      693,131
   667,740          0.81   Federal Home Loan Mortgage Corp. REMICS, Floating
                           Rate Note, 3/15/36                                                666,184
    99,949          0.96   Federal Home Loan Mortgage Corp. REMICS, Floating
                           Rate Note, 3/15/39                                                100,353
 1,567,407          0.91   Federal Home Loan Mortgage Corp. REMICS, Floating
                           Rate Note, 3/15/41                                              1,573,935
   405,153          0.81   Federal Home Loan Mortgage Corp. REMICS, Floating
                           Rate Note, 4/15/36                                                404,246
    84,185          0.86   Federal Home Loan Mortgage Corp. REMICS, Floating
                           Rate Note, 5/15/29                                                 84,712
   279,883          2.02   Federal Home Loan Mortgage Corp. REMICS, Floating
                           Rate Note, 5/15/33                                                289,281
   646,623          0.85   Federal Home Loan Mortgage Corp. REMICS, Floating
                           Rate Note, 5/15/35                                                645,482
   231,288          0.81   Federal Home Loan Mortgage Corp. REMICS, Floating
                           Rate Note, 5/15/35                                                231,772
   327,432          0.91   Federal Home Loan Mortgage Corp. REMICS, Floating
                           Rate Note, 5/15/36                                                326,193
   168,967          0.85   Federal Home Loan Mortgage Corp. REMICS, Floating
                           Rate Note, 5/15/37                                                168,457
    84,552          1.76   Federal Home Loan Mortgage Corp. REMICS, Floating
                           Rate Note, 5/15/37                                                 86,236
    68,263          0.86   Federal Home Loan Mortgage Corp. REMICS, Floating
                           Rate Note, 5/15/41                                                 68,074
    34,529          0.96   Federal Home Loan Mortgage Corp. REMICS, Floating
                           Rate Note, 6/15/23                                                 34,622
   353,385          0.91   Federal Home Loan Mortgage Corp. REMICS, Floating
                           Rate Note, 6/15/33                                                353,908
   376,545          0.93   Federal Home Loan Mortgage Corp. REMICS, Floating
                           Rate Note, 6/15/36                                                376,627
 1,422,508          0.82   Federal Home Loan Mortgage Corp. REMICS, Floating
                           Rate Note, 6/15/36                                              1,418,283
    77,797          0.91   Federal Home Loan Mortgage Corp. REMICS, Floating
                           Rate Note, 6/15/38                                                 77,847
    50,541          0.73   Federal Home Loan Mortgage Corp. REMICS, Floating
                           Rate Note, 7/15/21                                                 50,633
   374,876          0.91   Federal Home Loan Mortgage Corp. REMICS, Floating
                           Rate Note, 7/15/23                                                376,580
   406,014          0.75   Federal Home Loan Mortgage Corp. REMICS, Floating
                           Rate Note, 7/15/34                                                403,244
   793,734          1.01   Federal Home Loan Mortgage Corp. REMICS, Floating
                           Rate Note, 7/15/36                                                796,294
    30,996          0.91   Federal Home Loan Mortgage Corp. REMICS, Floating
                           Rate Note, 7/15/36                                                 30,997

The accompanying notes are an integral part of these financial statements.

54 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                           GOVERNMENT -- (continued)
   371,209          0.71   Federal Home Loan Mortgage Corp. REMICS, Floating
                           Rate Note, 7/15/36                                         $      371,405
   339,221          0.86   Federal Home Loan Mortgage Corp. REMICS, Floating
                           Rate Note, 7/15/40                                                338,579
   297,068          0.71   Federal Home Loan Mortgage Corp. REMICS, Floating
                           Rate Note, 8/15/26                                                297,270
   533,966          0.76   Federal Home Loan Mortgage Corp. REMICS, Floating
                           Rate Note, 8/15/35                                                534,000
   287,216          0.76   Federal Home Loan Mortgage Corp. REMICS, Floating
                           Rate Note, 8/15/35                                                285,813
   510,755          0.76   Federal Home Loan Mortgage Corp. REMICS, Floating
                           Rate Note, 8/15/36                                                507,785
   561,595          0.81   Federal Home Loan Mortgage Corp. REMICS, Floating
                           Rate Note, 9/15/26                                                563,201
   111,362          1.11   Federal Home Loan Mortgage Corp. REMICS, Floating
                           Rate Note, 9/15/32                                                112,793
   270,005          0.93   Federal Home Loan Mortgage Corp. REMICS, Floating
                           Rate Note, 9/15/36                                                270,315
   194,988          0.91   Federal Home Loan Mortgage Corp. REMICS, Floating
                           Rate Note, 9/15/36                                                195,013
 2,517,953                 Federal Home Loan Mortgage Corp., 3.0%, 12/15/24                2,543,957
   488,167          0.76   Federal Home Loan Mortgage Corp., Floating Rate
                           Note, 1/15/35                                                     486,047
   175,886          0.86   Federal Home Loan Mortgage Corp., Floating Rate
                           Note, 2/15/18                                                     179,538
   400,983          1.51   Federal Home Loan Mortgage Corp., Floating Rate
                           Note, 3/15/32                                                     410,129
   408,213          1.11   Federal Home Loan Mortgage Corp., Floating Rate
                           Note, 4/15/28                                                     414,691
   238,072          1.11   Federal Home Loan Mortgage Corp., Floating Rate
                           Note, 6/15/31                                                     241,506
 3,004,806          1.21   Federal Home Loan Mortgage Corp., Floating Rate
                           Note, 8/15/35                                                   3,029,488
   165,702          1.16   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 1/18/32                                       168,235
   269,245          1.22   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 1/25/32                                       273,870
   105,603          1.17   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 1/25/33                                       107,430
   290,836          1.02   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 1/25/33                                       291,483
   202,822          1.07   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 1/25/40                                       203,836
   427,798          0.82   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 10/25/35                                      426,005
     4,329          0.82   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 10/25/35                                        4,332

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16 55

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                           GOVERNMENT -- (continued)
 1,714,287          0.92   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 10/25/36                               $    1,712,758
    87,994          1.07   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 10/25/37                                       88,257
   507,264          1.12   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 10/25/37                                      510,964
   413,328          1.74   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 10/25/38                                      421,514
   550,932          0.73   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 10/27/37                                      549,974
 1,328,361          1.51   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 11/18/32                                    1,357,567
   319,456          1.12   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 11/25/31                                      324,184
   281,121          1.13   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 11/25/31                                      285,282
   499,557          1.02   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 11/25/33                                      500,383
   375,276          0.82   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 11/25/34                                      377,165
   240,706          0.84   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 11/25/36                                      239,944
    72,979          1.12   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 12/25/23                                       73,962
   219,900          1.52   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 12/25/23                                      222,328
    69,555          1.07   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 12/25/30                                       70,629
   636,161          1.42   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 12/25/31                                      644,435
   262,098          1.12   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 12/25/32                                      263,487
   159,955          0.76   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 12/25/36                                      159,060
   349,428          1.14   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 12/25/37                                      350,552
   125,677          0.92   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 12/25/38                                      125,940
   237,402          1.27   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 2/25/33                                       241,780
   547,141          0.87   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 2/25/33                                       551,265
   585,945          0.83   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 2/25/35                                       584,461
   483,356          0.77   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 2/25/37                                       480,431
   352,817          0.72   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 2/25/37                                       350,222

The accompanying notes are an integral part of these financial statements.

56 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                           GOVERNMENT -- (continued)
   158,643          1.22   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 2/25/38                                $      160,496
   114,332          0.97   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 2/25/38                                       114,542
    58,621          1.02   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 3/25/23                                        58,632
   391,186          1.02   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 3/25/24                                       395,487
   197,755          0.90   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 3/25/28                                       198,712
 1,015,748          0.92   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 3/25/34                                     1,016,449
    85,287          0.82   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 3/25/36                                        84,337
   144,781          1.52   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 3/25/37                                       148,497
   566,359          0.77   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 3/25/37                                       562,955
   307,530          0.77   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 3/25/37                                       305,865
 1,347,652          0.74   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 3/25/45                                     1,311,676
   161,178          0.82   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 4/25/25                                       160,875
 1,446,371          1.42   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 4/25/32                                     1,466,254
   732,166          1.02   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 4/25/33                                       735,685
   347,932          1.02   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 4/25/42                                       348,821
   267,274          1.02   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 5/25/33                                       267,832
   248,476          0.87   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 5/25/36                                       247,823
   853,818          0.83   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 5/25/36                                       855,370
   499,311          0.92   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 5/25/37                                       495,737
   163,075          1.12   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 5/25/40                                       164,455
   607,247          1.02   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 5/25/40                                       607,575
   627,984          1.07   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 5/25/40                                       631,896
   174,687          0.92   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 6/25/23                                       175,436

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16 57

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                           GOVERNMENT -- (continued)
   541,725          0.97   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 6/25/36                                $      542,099
   608,957          0.76   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 6/25/37                                       604,328
    55,429          0.75   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 6/25/37                                        55,060
   221,517          0.77   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 6/25/37                                       220,276
    62,155          0.97   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 6/25/37                                        62,291
    43,101          1.01   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 7/18/27                                        43,619
   309,174          1.12   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 7/25/31                                       313,751
   216,427          1.12   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 7/25/31                                       219,950
   134,336          1.52   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 7/25/32                                       136,671
   350,688          0.92   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 7/25/34                                       350,952
   112,178          0.97   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 7/25/34                                       112,264
 1,438,214          0.82   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 7/25/35                                     1,433,357
 1,463,194          0.77   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 7/25/35                                     1,457,227
   195,652          0.81   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 7/25/36                                       194,960
   196,335          0.92   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 7/25/37                                       196,475
   133,002          1.02   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 8/25/31                                       133,589
    61,459          1.12   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 8/25/32                                        62,316
   201,777          1.02   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 8/25/32                                       202,713
     6,611          0.92   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 8/25/33                                         6,631
   162,004          1.07   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 8/25/36                                       162,020
     4,035          1.32   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 9/25/20                                         4,046
    55,290          1.42   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 9/25/21                                        56,165
   256,776          1.02   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 9/25/32                                       257,750

The accompanying notes are an integral part of these financial statements.

58 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                           GOVERNMENT -- (continued)
 1,386,528          1.02   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 9/25/33                                $    1,389,375
   325,608          1.09   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 9/25/36                                       326,350
   530,734          1.02   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 9/25/37                                       531,606
   259,242          1.09   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 9/25/37                                       261,969
   145,155          1.07   Federal National Mortgage Association REMICS,
                           Floating Rate Note, 9/25/37                                       146,745
   219,900          2.09   Federal National Mortgage Association, Floating Rate
                           Note, 12/25/23                                                    225,972
 5,113,982          0.82   Federal National Mortgage Association, Floating Rate
                           Note, 12/25/33                                                  5,095,345
11,016,333          0.97   Federal National Mortgage Association, Floating Rate
                           Note, 2/25/38                                                  11,043,179
   601,440          0.82   Federal National Mortgage Association, Floating Rate
                           Note, 3/25/18                                                     600,881
   102,843          3.00   Federal National Mortgage Association, Floating Rate
                           Note, 4/25/35                                                     110,869
   379,279          0.86   Freddie Mac Strips, Floating Rate Note, 12/15/36                  378,410
   282,499          0.76   Freddie Mac Strips, Floating Rate Note, 8/15/36                   280,236
 1,221,254          0.81   Freddie Mac Strips, Floating Rate Note, 8/15/36                 1,217,759
   882,342          2.89   Freddie Mac Structured Agency Credit Risk Debt Notes,
                           Floating Rate Note, 10/25/24                                      886,869
 1,500,000          2.72   Freddie Mac Structured Agency Credit Risk Debt Notes,
                           Floating Rate Note, 10/25/28                                    1,524,418
   802,685          1.94   Freddie Mac Structured Agency Credit Risk Debt Notes,
                           Floating Rate Note, 11/25/23                                      805,759
 1,307,849          1.72   Freddie Mac Structured Agency Credit Risk Debt Notes,
                           Floating Rate Note, 11/25/28                                    1,311,237
   807,859          1.49   Freddie Mac Structured Agency Credit Risk Debt Notes,
                           Floating Rate Note, 2/25/24                                       808,846
   750,000          2.02   Freddie Mac Structured Agency Credit Risk Debt Notes,
                           Floating Rate Note, 3/25/29                                       750,270
 1,246,746          1.87   Freddie Mac Structured Agency Credit Risk Debt Notes,
                           Floating Rate Note, 4/25/28                                     1,249,419
 2,453,167          1.97   Freddie Mac Structured Agency Credit Risk Debt Notes,
                           Floating Rate Note, 7/25/28                                     2,465,828
   409,557          2.89   Freddie Mac Structured Agency Credit Risk Debt Notes,
                           Floating Rate Note, 8/25/24                                       412,020
 2,149,853          2.27   Freddie Mac Structured Agency Credit Risk Debt Notes,
                           Floating Rate Note, 9/25/28                                     2,159,498
   759,290                 Freddie Mac, 2.0%, 11/15/20                                       769,353
   801,872                 Freddie Mac, 2.0%, 8/15/20                                        812,317
   808,531                 Freddie Mac, 3.0%, 4/15/24                                        815,559

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16 59

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                           GOVERNMENT -- (continued)
 2,124,188                 Freddie Mac, 3.0%, 5/15/29                                 $    2,165,785
    80,773                 Freddie Mac, 3.0%, 7/15/36                                         80,883
       386                 Freddie Mac, 3.5%, 7/15/23                                            386
   342,280                 Freddie Mac, 4.0%, 12/15/23                                       342,618
   225,013                 Freddie Mac, 5.0%, 10/15/26                                       225,028
 3,847,000          3.19   FREMF Mortgage Trust 2013-K502, Floating Rate
                           Note, 3/27/45 (144A)                                            3,861,302
 3,336,459          3.77   FREMF Mortgage Trust 2014-KF04 REMICS, Floating
                           Rate Note, 6/25/21 (144A)                                       3,356,596
 5,141,556          4.52   FREMF Mortgage Trust 2014-KF05 REMICS, Floating
                           Rate Note, 9/25/21 (144A)                                       5,036,740
 5,408,047          5.52   FREMF Mortgage Trust 2014-KS02 REMICS, Floating
                           Rate Note, 8/25/23 (144A)                                       5,401,287
 2,500,000          3.33   FREMF Mortgage Trust Class C, Floating Rate Note,
                           11/25/46 (144A)                                                 2,498,574
   776,012                 Government National Mortgage Association,
                           4.5%, 7/20/21                                                     777,253
    65,763                 Government National Mortgage Association,
                           5.0%, 12/20/24                                                     65,779
   754,643                 Government National Mortgage Association,
                           3.0%, 2/16/24                                                     768,355
   531,931          0.71   Government National Mortgage Association, Floating
                           Rate Note, 1/16/33                                                533,076
   860,876          0.76   Government National Mortgage Association, Floating
                           Rate Note, 1/16/35                                                858,083
   231,393          1.19   Government National Mortgage Association, Floating
                           Rate Note, 10/16/39                                               233,766
   363,495          0.91   Government National Mortgage Association, Floating
                           Rate Note, 10/20/38                                               364,483
   823,203          0.76   Government National Mortgage Association, Floating
                           Rate Note, 2/20/35                                                820,595
   880,586          1.01   Government National Mortgage Association, Floating
                           Rate Note, 4/16/30                                                883,482
   177,803          1.06   Government National Mortgage Association, Floating
                           Rate Note, 4/16/32                                                179,832
   269,910          0.91   Government National Mortgage Association, Floating
                           Rate Note, 5/16/38                                                270,087
   170,685          1.01   Government National Mortgage Association, Floating
                           Rate Note, 6/16/31                                                171,395
   317,871          1.51   Government National Mortgage Association, Floating
                           Rate Note, 8/16/39                                                324,453
   295,024          1.01   Government National Mortgage Association, Floating
                           Rate Note, 8/20/38                                                296,779
   820,983          1.02   NCUA Guaranteed Notes Trust REMICS, Floating
                           Rate Note, 3/9/21                                                 817,655

The accompanying notes are an integral part of these financial statements.

60 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                           GOVERNMENT -- (continued)
   228,896          1.05   NCUA Guaranteed Notes Trust, Floating Rate
                           Note, 12/8/20                                              $      229,373
   709,670          0.90   NCUA Guaranteed Notes Trust, Floating Rate
                           Note, 3/11/20                                                     709,303
 4,400,000                 Pretium Mortgage Credit Partners I 2016-NPL5
                           LLC, 3.875%, 9/27/31 (Step) (144A)                              4,399,996
                                                                                      --------------
                                                                                      $  161,195,817
                                                                                      --------------
                           TOTAL GOVERNMENT                                           $  161,195,817
----------------------------------------------------------------------------------------------------
                           TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                           (Cost $755,171,837)                                        $  751,365,467
----------------------------------------------------------------------------------------------------
                           CORPORATE BONDS -- 27.6%
                           ENERGY -- 1.9%
                           Oil & Gas Equipment & Services -- 0.1%
 2,650,000                 Schlumberger Holdings Corp., 1.9%,
                           12/21/17 (144A)                                            $    2,666,722
----------------------------------------------------------------------------------------------------
                           Integrated Oil & Gas -- 1.1%
 1,385,000          1.14   Chevron Corp., Floating Rate Note, 11/16/18                $    1,388,497
 2,640,000          0.73   Chevron Corp., Floating Rate Note, 11/9/16                      2,640,243
 2,550,000          0.86   Chevron Corp., Floating Rate Note, 3/2/18                       2,544,663
 1,280,000          1.13   Chevron Corp., Floating Rate Note, 5/16/18                      1,285,724
 2,700,000          1.43   Exxon Mobil Corp., Floating Rate Note, 2/28/18                  2,719,796
 1,980,000          0.69   Exxon Mobil Corp., Floating Rate Note, 3/15/17                  1,980,838
 2,780,000          1.21   Shell International Finance BV, Floating Rate
                           Note, 11/10/18                                                  2,800,341
 3,020,000          1.03   Shell International Finance BV, Floating Rate
                           Note, 11/15/16                                                  3,021,377
 1,390,000          0.95   Shell International Finance BV, Floating Rate
                           Note, 5/10/17                                                   1,391,697
 2,650,000          1.20   Shell International Finance BV, Floating Rate
                           Note, 9/12/19                                                   2,648,508
 3,280,000          0.83   Statoil ASA, Floating Rate Note, 11/9/17                        3,279,715
 2,555,000          0.92   Statoil ASA, Floating Rate Note, 5/15/18                        2,553,012
                                                                                      --------------
                                                                                      $   28,254,411
----------------------------------------------------------------------------------------------------
                           Oil & Gas Exploration & Production -- 0.1%
 3,800,000                 Canadian Natural Resources, Ltd., 5.7%, 5/15/17            $    3,888,821
----------------------------------------------------------------------------------------------------
                           Oil & Gas Refining & Marketing -- 0.1%
 3,620,000                 Valero Energy Corp., 6.125%, 6/15/17                       $    3,748,188
----------------------------------------------------------------------------------------------------
                           Oil & Gas Storage & Transportation -- 0.5%
 3,320,000                 Boardwalk Pipelines LP, 5.5%, 2/1/17                       $    3,351,557
 3,000,000          1.30   Enbridge, Inc., Floating Rate Note, 10/1/16                     3,000,000
 2,650,000                 Enterprise Products Operating LLC, 6.3%, 9/15/17                2,769,064

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16 61

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                           Oil & Gas Storage & Transportation -- (continued)
 1,850,000                 ONEOK Partners LP, 6.15%, 10/1/16                          $    1,850,000
 1,280,000                 Tennessee Gas Pipeline Co., LLC, 7.5%, 4/1/17                   1,315,209
                                                                                      --------------
                                                                                      $   12,285,830
                                                                                      --------------
                           Total Energy                                               $   50,843,972
----------------------------------------------------------------------------------------------------
                           MATERIALS -- 0.1%
                           Metal & Glass Containers -- 0.1%
 1,150,000                 Beverage Packaging Holdings Luxembourg II SA,
                           5.625%, 12/15/16 (144A)                                    $    1,147,240
----------------------------------------------------------------------------------------------------
                           Diversified Metals and Mining -- 0.0%+
 1,050,000                 Freeport-McMoRan, Inc., 2.15%, 3/1/17                      $    1,046,062
                                                                                      --------------
                           Total Materials                                            $    2,193,302
----------------------------------------------------------------------------------------------------
                           CAPITAL GOODS -- 0.3%
                           Aerospace & Defense -- 0.2%
 5,155,000                 United Technologies Corp., 1.8%, 6/1/17                    $    5,179,806
----------------------------------------------------------------------------------------------------
                           Construction & Farm Machinery & Heavy
                           Trucks -- 0.1%
 2,500,000          0.82   Caterpillar Financial Services Corp., Floating Rate
                           Note, 3/3/17                                               $    2,501,060
 1,500,000          0.95   John Deere Capital Corp., Floating Rate
                           Note, 10/11/16                                                  1,500,082
                                                                                      --------------
                                                                                      $    4,001,142
                                                                                      --------------
                           Total Capital Goods                                        $    9,180,948
----------------------------------------------------------------------------------------------------
                           TRANSPORTATION -- 0.2%
                           Railroads -- 0.2%
 2,600,000                 Burlington Northern Santa Fe LLC, 5.65%, 5/1/17            $    2,667,145
 1,670,000          0.80   Canadian National Railway Co., Floating Rate
                           Note, 11/14/17                                                  1,671,785
                                                                                      --------------
                                                                                      $    4,338,930
                                                                                      --------------
                           Total Transportation                                       $    4,338,930
----------------------------------------------------------------------------------------------------
                           AUTOMOBILES & COMPONENTS -- 1.8%
                           Automobile Manufacturers -- 1.8%
 1,500,000          1.01   Daimler Finance North America LLC, Floating Rate
                           Note, 3/10/17 (144A)                                       $    1,501,050
 1,275,000          1.11   Daimler Finance North America LLC, Floating Rate
                           Note, 3/2/18 (144A)                                             1,274,480
 2,370,000          1.08   Daimler Finance North America LLC, Floating Rate
                           Note, 5/18/18 (144A)                                            2,367,149
 2,061,000          0.98   Daimler Finance North America LLC, Floating Rate
                           Note, 8/1/17 (144A)                                             2,060,957
 3,215,000          1.35   Daimler Finance North America LLC, Floating Rate
                           Note, 8/3/17 (144A)                                             3,225,372
 1,300,000                 Ford Motor Credit Co., LLC, 1.461%, 3/27/17                     1,301,547

The accompanying notes are an integral part of these financial statements.

62 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                           Automobile Manufacturers -- (continued)
 2,600,000          1.57   Ford Motor Credit Co., LLC, Floating Rate Note,
                           1/9/18                                                     $    2,606,635
 1,715,000          1.08   Ford Motor Credit Co., LLC, Floating Rate Note,
                           11/8/16                                                         1,714,947
 6,165,000          1.26   Ford Motor Credit Co., LLC, Floating Rate Note,
                           3/27/17                                                         6,169,642
 2,600,000          1.18   Ford Motor Credit Co., LLC, Floating Rate Note,
                           9/8/17                                                          2,600,855
 2,350,000          1.23   Nissan Motor Acceptance Corp., Floating Rate
                           Note, 3/3/17 (144A)                                             2,354,479
 2,650,000          1.38   Nissan Motor Acceptance Corp., Floating Rate
                           Note, 9/13/19 (144A)                                            2,643,722
 3,150,000                 Toyota Motor Credit Corp., 1.25%, 10/5/17                       3,152,804
 2,802,000                 Toyota Motor Credit Corp., 1.75%, 5/22/17                       2,815,772
 2,700,000          1.45   Toyota Motor Credit Corp., Floating Rate Note,
                           2/19/19                                                         2,731,568
 2,589,000          1.02   Toyota Motor Credit Corp., Floating Rate Note,
                           5/16/17                                                         2,590,401
 2,250,000          1.09   Toyota Motor Credit Corp., Floating Rate Note,
                           7/13/18                                                         2,259,828
 2,500,000          1.08   Volkswagen Group of America Finance LLC, Floating
                           Rate Note, 11/20/17 (144A)                                      2,491,588
 1,750,000          1.07   Volkswagen International Finance NV, Floating
                           Rate Note, 11/18/16 (144A)                                      1,750,548
                                                                                      --------------
                                                                                      $   47,613,344
                                                                                      --------------
                           Total Automobiles & Components                             $   47,613,344
----------------------------------------------------------------------------------------------------
                           MEDIA -- 0.1%
                           Broadcasting -- 0.1%
 3,835,000          1.37   NBCUniversal Enterprise, Inc., Floating Rate
                           Note, 4/15/18 (144A)                                       $    3,861,531
                                                                                      --------------
                           Total Media                                                $    3,861,531
----------------------------------------------------------------------------------------------------
                           RETAILING -- 0.1%
                           Home Improvement Retail -- 0.1%
 2,600,000          1.02   The Home Depot, Inc., Floating Rate Note, 9/15/17          $    2,607,150
----------------------------------------------------------------------------------------------------
                           Automotive Retail -- 0.0%+
 1,230,000          0.93   Volkswagen Group of America Finance LLC, Floating
                           Rate Note, 11/22/16 (144A)                                 $    1,229,895
                                                                                      --------------
                           Total Retailing                                            $    3,837,045
----------------------------------------------------------------------------------------------------
                           FOOD, BEVERAGE & TOBACCO -- 0.3%
                           Brewers -- 0.2%
 1,900,000          0.82   Anheuser-Busch InBev Finance, Inc., Floating Rate
                           Note, 1/27/17                                              $    1,900,576
 2,580,000                 Anheuser-Busch InBev Worldwide, Inc.,
                           1.375%, 7/15/17                                                 2,585,676
                                                                                      --------------
                                                                                      $    4,486,252
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16 63

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                           Tobacco -- 0.1%
 2,782,000                 Reynolds American, Inc., 2.3%, 8/21/17                     $    2,805,742
                                                                                      --------------
                           Total Food, Beverage & Tobacco                             $    7,291,994
----------------------------------------------------------------------------------------------------
                           HEALTH CARE EQUIPMENT & SERVICES -- 1.0%
                           Health Care Equipment -- 0.2%
 3,810,000                 Becton Dickinson and Co., 1.8%, 12/15/17                   $    3,827,343
 2,680,000          1.45   Medtronic, Inc., Floating Rate Note, 3/15/20                    2,715,941
                                                                                      --------------
                                                                                      $    6,543,284
----------------------------------------------------------------------------------------------------
                           Health Care Distributors -- 0.3%
 7,815,000                 McKesson Corp., 1.292%, 3/10/17                            $    7,821,182
----------------------------------------------------------------------------------------------------
                           Managed Health Care -- 0.5%
 2,575,000          1.31   Aetna, Inc., Floating Rate Note, 12/8/17                   $    2,581,100
 2,590,000                 Coventry Health Care, Inc., 5.95%, 3/15/17                      2,644,675
 3,950,000                 UnitedHealth Group, Inc., 1.45%, 7/17/17                        3,959,417
   800,000                 UnitedHealth Group, Inc., 1.875%, 11/15/16                        800,836
 2,600,000          1.13   UnitedHealth Group, Inc., Floating Rate Note,
                           1/17/17                                                         2,602,480
                                                                                      --------------
                                                                                      $   12,588,508
                                                                                      --------------
                           Total Health Care Equipment & Services                     $   26,952,974
----------------------------------------------------------------------------------------------------
                           PHARMACEUTICALS, BIOTECHNOLOGY &
                           LIFE SCIENCES -- 1.0%
                           Biotechnology -- 0.4%
 2,650,000                 Amgen, Inc., 2.125%, 5/15/17                               $    2,665,373
 2,725,000          1.19   Amgen, Inc., Floating Rate Note, 5/22/17                        2,726,897
 2,500,000          1.43   Baxalta, Inc., Floating Rate Note, 6/22/18                      2,491,270
 2,650,000                 Celgene Corp., 1.9%, 8/15/17                                    2,664,257
                                                                                      --------------
                                                                                      $   10,547,797
----------------------------------------------------------------------------------------------------
                           Pharmaceuticals -- 0.5%
 1,400,000          0.91   Bayer US Finance LLC, Floating Rate Note,
                           10/6/17 (144A)                                             $    1,396,685
 5,300,000          0.88   Bayer US Finance LLC, Floating Rate Note,
                           10/7/16 (144A)                                                  5,300,095
 3,000,000          1.01   EMD Finance LLC, Floating Rate Note,
                           3/17/17 (144A)                                                  3,001,281
 2,500,000          0.93   Merck & Co., Inc., Floating Rate Note, 2/10/17                  2,500,905
 2,100,000          0.97   Pfizer, Inc., Floating Rate Note, 5/15/17                       2,102,117
                                                                                      --------------
                                                                                      $   14,301,083
----------------------------------------------------------------------------------------------------
                           Life Sciences Tools & Services -- 0.1%
 2,600,000                 Thermo Fisher Scientific, Inc., 1.3%, 2/1/17               $    2,605,312
                                                                                      --------------
                           Total Pharmaceuticals, Biotechnology &
                           Life Sciences                                              $   27,454,192
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

64 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                           BANKS -- 9.0%
                           Diversified Banks -- 6.2%
 1,725,000          1.43   ABN AMRO Bank NV, Floating Rate Note,
                           10/28/16 (144A)                                            $    1,725,949
   278,260          0.82   American Express Bank FSB, Floating Rate
                           Note, 6/12/17                                                     278,109
 1,600,000                 Bank of America Corp., 3.875%, 3/22/17                          1,618,483
 1,350,000          1.67   Bank of America Corp., Floating Rate Note, 1/15/19              1,358,654
 1,300,000          1.52   Bank of America Corp., Floating Rate Note, 4/1/19               1,307,804
 1,423,000          1.27   Bank of America Corp., Floating Rate Note, 8/25/17              1,424,580
 5,135,000          1.13   Bank of America NA, Floating Rate Note, 6/5/17                  5,143,812
 2,300,000          0.88   Bank of Montreal, Floating Rate Note, 7/14/17                   2,298,608
 2,540,000          1.33   Bank of Montreal, Floating Rate Note, 7/18/19                   2,542,639
 2,665,000          1.25   Bank of Montreal, Floating Rate Note, 7/31/18                   2,675,034
   821,000          1.21   Barclays Bank Plc, Floating Rate Note, 2/17/17                    821,206
 2,590,000          1.30   Caisse Centrale Desjardins, Floating Rate Note,
                           1/29/18 (144A)                                                  2,586,807
 2,650,000          1.25   Caisse Centrale Desjardins, Floating Rate Note,
                           3/27/17 (144A)                                                  2,650,000
 2,610,000          1.36   Canadian Imperial Bank of Commerce, Floating
                           Rate Note, 9/6/19                                               2,609,911
 2,670,000                 Citigroup, Inc., 1.35%, 3/10/17                                 2,671,607
 3,200,000          1.31   Citigroup, Inc., Floating Rate Note, 11/15/16                   3,201,875
 3,915,000          1.36   Citigroup, Inc., Floating Rate Note, 11/24/17                   3,925,958
 2,700,000          1.32   Citigroup, Inc., Floating Rate Note, 4/27/18                    2,705,538
 3,830,000          2.33   Citigroup, Inc., Floating Rate Note, 5/15/18                    3,890,185
 2,000,000          1.02   Commonwealth Bank of Australia, Floating Rate
                           Note, 3/13/17 (144A)                                            2,001,842
 4,440,000          1.07   Cooperatieve Rabobank UA New York, Floating Rate
                           Note, 4/28/17                                                   4,441,052
 2,525,000          1.30   Cooperatieve Rabobank UA New York, Floating Rate
                           Note, 8/9/19                                                    2,526,937
 2,500,000          1.20   Credit Agricole SA London, Floating Rate Note,
                           6/12/17 (144A)                                                  2,503,462
 2,650,000          1.42   Danske Bank AS, Floating Rate Note, 9/6/19 (144A)               2,647,615
 2,675,000          1.75   ING Bank NV, Floating Rate Note, 3/22/19 (144A)                 2,710,032
 2,690,000          1.41   ING Bank NV, Floating Rate Note, 8/17/18 (144A)                 2,690,777
 4,090,000          1.54   JPMorgan Chase & Co., Floating Rate Note, 1/25/18               4,110,323
 2,000,000          1.15   JPMorgan Chase & Co., Floating Rate Note, 2/15/17               2,002,800
 3,800,000          1.18   JPMorgan Chase & Co., Floating Rate Note, 3/1/18                3,800,980
 2,500,000          1.26   JPMorgan Chase & Co., Floating Rate Note, 4/25/18               2,500,198
 3,500,000          1.18   Lloyds Bank Plc, Floating Rate Note, 5/14/18                    3,488,636
 2,600,000          1.41   Lloyds Bank Plc, Floating Rate Note, 8/17/18                    2,590,372
 2,500,000          1.36   Macquarie Bank, Ltd., Floating Rate Note,
                           10/27/17 (144A)                                                 2,499,868

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16 65

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                           Diversified Banks -- (continued)
 2,800,000          1.82   Mizuho Bank, Ltd., Floating Rate Note,
                           10/20/18 (144A)                                            $    2,816,019
 1,670,000          1.28   Mizuho Bank, Ltd., Floating Rate Note,
                           3/26/18 (144A)                                                  1,666,000
 2,000,000          1.12   Mizuho Bank, Ltd., Floating Rate Note,
                           4/16/17 (144A)                                                  2,001,504
 2,425,000          1.20   MUFG Americas Holdings Corp., Floating Rate
                           Note, 2/9/18                                                    2,416,685
 1,950,000          1.03   National Australia Bank, Ltd., Floating Rate Note,
                           3/17/17 (144A)                                                  1,950,556
 3,875,000          1.01   Nordea Bank AB, Floating Rate Note, 4/4/17                      3,877,027
 2,600,000          1.50   Nordea Bank AB, Floating Rate Note, 9/17/18 (144A)              2,617,059
 2,650,000          1.46   Nordea Bank AB, Floating Rate Note, 9/30/19 (144A)              2,651,553
 1,300,000                 Royal Bank of Canada, 1.25%, 6/16/17                            1,300,504
 1,875,000          0.97   Royal Bank of Canada, Floating Rate Note, 1/23/17               1,876,382
 2,500,000          0.93   Royal Bank of Canada, Floating Rate Note, 10/13/17              2,495,752
   500,000          0.90   Royal Bank of Canada, Floating Rate Note, 2/3/17                  500,064
 2,200,000          0.89   Royal Bank of Canada, Floating Rate Note, 6/16/17               2,199,503
 2,500,000          1.23   Royal Bank of Canada, Floating Rate Note, 7/29/19               2,503,890
 1,325,000          1.18   Royal Bank of Canada, Floating Rate Note, 7/30/18               1,327,948
 2,620,000          1.42   Skandinaviska Enskilda Banken AB, Floating Rate
                           Note, 9/13/19 (144A)                                            2,620,639
 2,600,000          1.06   Sumitomo Mitsui Banking Corp., Floating Rate
                           Note, 1/10/17                                                   2,601,760
 3,750,000          1.32   Svenska Handelsbanken AB, Floating Rate
                           Note, 9/6/19                                                    3,754,796
 1,800,000          1.08   The Bank of Nova Scotia, Floating Rate Note,
                           12/13/16                                                        1,801,775
 3,080,000          0.97   The Bank of Nova Scotia, Floating Rate Note,
                           4/11/17                                                         3,080,899
 1,000,000          1.07   The Bank of Tokyo-Mitsubishi UFJ, Ltd., Floating
                           Rate Note, 3/10/17 (144A)                                       1,000,542
 2,525,000          0.97   The Bank of Tokyo-Mitsubishi UFJ, Ltd., Floating
                           Rate Note, 9/8/17 (144A)                                        2,517,382
 2,650,000                 The Huntington National Bank, 1.3%, 11/20/16                    2,650,880
 2,000,000          1.06   The Huntington National Bank, Floating Rate
                           Note, 4/24/17                                                   1,998,794
 4,645,000          0.88   The Toronto-Dominion Bank, Floating Rate Note,
                           5/2/17                                                          4,645,135
 3,860,000          1.18   The Toronto-Dominion Bank, Floating Rate Note,
                           7/23/18                                                         3,864,323
 2,600,000          1.32   The Toronto-Dominion Bank, Floating Rate Note,
                           8/13/19                                                         2,611,261
 2,600,000                 US Bancorp, 1.65%, 5/15/17                                      2,607,571
 2,650,000          1.04   US Bancorp, Floating Rate Note, 4/25/19                         2,647,634
 2,600,000                 Wells Fargo & Co., 1.15%, 6/2/17                                2,597,660

The accompanying notes are an integral part of these financial statements.

66 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                           Diversified Banks -- (continued)
 6,675,000          1.27   Wells Fargo & Co., Floating Rate Note, 4/23/18             $    6,690,700
 2,000,000          0.96   Westpac Banking Corp., Floating Rate Note, 5/19/17              2,000,654
                                                                                      --------------
                                                                                      $  167,844,504
----------------------------------------------------------------------------------------------------
                           Regional Banks -- 2.8%
 2,500,000                 Branch Banking & Trust Co., 1.35%, 10/1/17                 $    2,500,840
   500,000          0.95   Branch Banking & Trust Co., Floating Rate Note,
                           5/23/17                                                           499,844
 1,250,000          1.31   Capital One NA, Floating Rate Note, 2/5/18                      1,251,344
 3,700,000          1.78   Capital One NA, Floating Rate Note, 8/17/18                     3,734,558
 4,000,000          1.62   Capital One NA, Floating Rate Note, 9/13/19                     3,997,660
 1,727,000          1.07   Fifth Third Bancorp, Floating Rate Note, 12/20/16               1,727,998
 5,920,000                 Fifth Third Bank Cincinnati Ohio, 1.15%, 11/18/16               5,920,065
 2,600,000                 Fifth Third Bank Cincinnati Ohio, 1.35%, 6/1/17                 2,602,340
 1,800,000          1.14   Fifth Third Bank Cincinnati Ohio, Floating Rate
                           Note, 11/18/16                                                  1,800,545
 4,500,000          1.15   KeyBank NA Cleveland Ohio, Floating Rate
                           Note, 11/25/16                                                  4,501,310
 2,500,000          1.19   KeyBank NA Cleveland Ohio, Floating Rate
                           Note, 6/1/18                                                    2,495,628
 2,710,000          1.01   Manufacturers & Traders Trust Co., Floating Rate
                           Note, 1/30/17                                                   2,711,228
 2,400,000          0.94   Manufacturers & Traders Trust Co., Floating Rate
                           Note, 7/25/17                                                   2,400,521
 2,850,000          1.00   National City Bank Cleveland Ohio, Floating Rate
                           Note, 12/15/16                                                  2,850,770
 3,870,000                 PNC Bank NA, 1.125%, 1/27/17                                    3,872,388
 1,750,000                 PNC Bank NA, 5.25%, 1/15/17                                     1,769,985
 2,500,000          1.09   PNC Bank NA, Floating Rate Note, 6/1/18                         2,502,145
 2,500,000          0.94   PNC Bank NA, Floating Rate Note, 8/1/17                         2,499,855
 1,250,000                 SunTrust Bank, 1.35%, 2/15/17                                   1,250,426
 3,645,000          1.07   SunTrust Bank, Floating Rate Note, 2/15/17                      3,646,254
 1,600,000                 SunTrust Banks, Inc., 3.5%, 1/20/17                             1,608,110
   800,000          1.34   UBS AG, Floating Rate Note, 3/26/18                               802,257
 2,500,000          1.23   UBS AG, Floating Rate Note, 6/1/17                              2,502,670
 2,600,000          0.94   US Bank NA Cincinnati Ohio, Floating Rate
                           Note, 1/26/18                                                   2,601,222
 2,400,000          1.22   US Bank NA Cincinnati Ohio, Floating Rate
                           Note, 1/29/18                                                   2,408,868
 2,025,000          0.87   US Bank NA Cincinnati Ohio, Floating Rate
                           Note, 1/30/17                                                   2,025,482
 2,525,000          1.10   US Bank NA Cincinnati Ohio, Floating Rate
                           Note, 8/23/17                                                   2,529,386
 1,999,000          0.92   Wachovia Corp., Floating Rate Note, 6/15/17                     1,999,262
 2,700,000          1.38   Wells Fargo Bank NA, Floating Rate Note, 1/22/18                2,712,536

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16 67

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                           Regional Banks -- (continued)
 1,285,000          1.23   Wells Fargo Bank NA, Floating Rate Note, 9/7/17            $    1,288,843
                                                                                      --------------
                                                                                      $   75,014,340
                                                                                      --------------
                           Total Banks                                                $  242,858,844
----------------------------------------------------------------------------------------------------
                           DIVERSIFIED FINANCIALS -- 3.1%
                           Other Diversified Financial Services -- 0.5%
 2,000,000          1.10   Bank of America NA, Floating Rate Note, 2/14/17            $    2,002,756
 2,750,000          1.05   Bank of America NA, Floating Rate Note, 5/8/17                  2,753,083
 3,795,000                 General Electric Co., 2.3%, 4/27/17                             3,821,159
 4,600,000          0.91   General Electric Co., Floating Rate Note, 5/15/17               4,603,413
 1,950,000          1.45   Hyundai Capital Services, Inc., Floating Rate
                           Note, 3/18/17 (144A)                                            1,951,113
                                                                                      --------------
                                                                                      $   15,131,524
----------------------------------------------------------------------------------------------------
                           Multi-Sector Holdings -- 0.4%
 2,530,000                 Berkshire Hathaway Finance Corp., 1.6%, 5/15/17            $    2,538,630
 1,855,000          0.81   Berkshire Hathaway Finance Corp., Floating Rate
                           Note, 1/10/17                                                   1,855,722
 2,500,000          0.75   Berkshire Hathaway Finance Corp., Floating Rate
                           Note, 8/14/17                                                   2,500,008
 3,315,000          0.97   Berkshire Hathaway, Inc., Floating Rate Note, 8/6/18            3,315,845
                                                                                      --------------
                                                                                      $   10,210,205
----------------------------------------------------------------------------------------------------
                           Specialized Finance -- 0.2%
 3,180,000                 MassMutual Global Funding II, 2.0%, 4/5/17 (144A)          $    3,193,013
 1,800,000          0.95   National Rural Utilities Cooperative Finance Corp.,
                           Floating Rate Note, 11/23/16                                    1,800,680
                                                                                      --------------
                                                                                      $    4,993,693
----------------------------------------------------------------------------------------------------
                           Consumer Finance -- 1.2%
 2,500,000                 American Express Credit Corp., 1.125%, 6/5/17              $    2,498,762
 2,116,000          1.11   American Express Credit Corp., Floating Rate
                           Note, 6/5/17                                                    2,117,111
   713,000                 American Honda Finance Corp., 1.55%, 12/11/17                     716,493
 5,965,000          1.13   American Honda Finance Corp., Floating Rate
                           Note, 10/7/16                                                   5,965,227
 2,570,000          0.97   American Honda Finance Corp., Floating Rate
                           Note, 12/11/17                                                  2,575,235
 2,330,000          1.10   American Honda Finance Corp., Floating Rate
                           Note, 9/20/17                                                   2,336,380
 2,750,000                 Capital One Bank USA NA, 1.15%, 11/21/16                        2,750,803
 2,600,000                 Capital One Bank USA NA, 1.3%, 6/5/17                           2,599,631
 6,975,000          2.69   General Motors Financial Co., Inc., Floating Rate
                           Note, 1/15/19                                                   7,066,310

The accompanying notes are an integral part of these financial statements.

68 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                           Consumer Finance -- (continued)
 2,500,000          1.99   General Motors Financial Co., Inc., Floating Rate
                           Note, 4/10/18                                              $    2,507,878
 1,290,000          0.87   PACCAR Financial Corp., Floating Rate Note, 6/6/17              1,291,059
                                                                                      --------------
                                                                                      $   32,424,889
----------------------------------------------------------------------------------------------------
                           Asset Management & Custody Banks -- 0.2%
 1,090,000          1.12   The Bank of New York Mellon Corp., Floating Rate
                           Note, 3/6/18                                               $    1,091,716
 1,047,000          1.32   The Bank of New York Mellon Corp., Floating Rate
                           Note, 8/1/18                                                    1,051,214
 2,465,000          1.32   The Goldman Sachs Group, Inc., Floating Rate
                           Note, 5/22/17                                                   2,469,277
                                                                                      --------------
                                                                                      $    4,612,207
----------------------------------------------------------------------------------------------------
                           Investment Banking & Brokerage -- 0.6%
 1,210,000          1.76   Macquarie Group, Ltd., Floating Rate Note,
                           1/31/17 (144A)                                             $    1,212,136
 2,700,000          1.37   Morgan Stanley, Floating Rate Note, 1/5/18                      2,704,433
 5,400,000          2.01   Morgan Stanley, Floating Rate Note, 2/1/19                      5,504,414
 2,800,000          0.81   Svensk Exportkredit AB, Floating Rate Note, 11/10/17            2,804,444
 2,465,000          1.04   The Bear Stearns Companies LLC, Floating Rate
                           Note, 11/21/16                                                  2,465,311
 2,600,000          1.84   The Goldman Sachs Group, Inc., Floating Rate
                           Note, 4/30/18                                                   2,623,587
                                                                                      --------------
                                                                                      $   17,314,325
                                                                                      --------------
                           Total Diversified Financials                               $   84,686,843
----------------------------------------------------------------------------------------------------
                           INSURANCE -- 6.5%
                           Life & Health Insurance -- 0.6%
 2,600,000          1.26   Jackson National Life Global Funding, Floating Rate
                           Note, 10/13/17 (144A)                                      $    2,606,659
 2,050,000                 Pricoa Global Funding I, 1.35%, 8/18/17 (144A)                  2,049,725
 3,000,000                 Principal Life Global Funding II, 1.125%,
                           2/24/17 (144A)                                                  2,998,761
 2,650,000                 Principal Life Global Funding II, 1.5%,
                           9/11/17 (144A)                                                  2,656,678
 5,755,000          1.17   Principal Life Global Funding II, Floating Rate
                           Note, 12/1/17 (144A)                                            5,779,482
                                                                                      --------------
                                                                                      $   16,091,305
----------------------------------------------------------------------------------------------------
                           Multi-line Insurance -- 0.9%
 3,830,000          1.04   Metropolitan Life Global Funding I, Floating Rate
                           Note, 4/10/17 (144A)                                       $    3,835,182
 5,051,000                 New York Life Global Funding, 1.125%,
                           3/1/17 (144A)                                                   5,053,167
 1,695,000                 New York Life Global Funding, 1.3%,
                           10/30/17 (144A)                                                 1,697,914

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16 69

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                           Multi-line Insurance -- (continued)
 7,550,000          1.13   New York Life Global Funding, Floating Rate Note,
                           12/15/17 (144A)                                            $    7,566,610
 6,135,000                 The Hartford Financial Services Group, Inc.,
                           5.5%, 10/15/16                                                  6,142,558
                                                                                      --------------
                                                                                      $   24,295,431
----------------------------------------------------------------------------------------------------
                           Reinsurance -- 5.0%
 1,250,000          4.05   Acorn Re, Ltd., Floating Rate Note, 7/17/18 (Cat
                           Bond) (144A)                                               $    1,286,375
 1,000,000          6.62   Alamo Re, Ltd., Floating Rate Note, 6/7/17 (Cat
                           Bond) (144A)                                                    1,018,000
 2,500,000          5.78   Alamo Re, Ltd., Floating Rate Note, 6/7/18 (Cat
                           Bond) (144A)                                                    2,591,250
   500,000          3.11   Aozora Re, Ltd., Floating Rate Note, 4/7/23 (Cat
                           Bond) (144A)                                                      504,700
   500,000                 Arlington Segregated Account (Artex SAC Ltd.), Variable
                           Rate Notes, 8/31/16 (d)(e)                                         24,300
   750,000                 Arlington Segregated Account (Artex SAC Ltd.), Variable
                           Rate Notes, 8/31/17 (d)(e)                                        770,250
 1,500,000          3.84   Atlas IX Capital DAC, Floating Rate Note, 1/17/19
                           (Cat Bond) (144A)                                               1,523,100
 1,250,000                 Berwick 2016-1 Segregated Account (Artex SAC Ltd.),
                           Variable Rate Notes, 2/1/18 (d)(e)                              1,301,125
   750,000           N/A   Blue Halo Re, Ltd., Floating Rate Note, 6/21/19 (Cat
                           Bond) (144A)                                                      780,975
   750,000          4.04   Bosphorus, Ltd., Floating Rate Note, 8/17/18 (Cat
                           Bond) (144A)                                                      759,750
 2,250,000          5.50   Caelus Re IV, Ltd., Floating Rate Note, 3/6/20 (Cat
                           Bond) (144A)                                                    2,353,500
 3,050,000          6.85   Caelus Re, Ltd., Floating Rate Note, 4/7/17 (Cat
                           Bond) (144A)                                                    3,122,895
   750,000                 Carnosutie 2016-N,Segregated Account (Artex SAC
                           Ltd.), Variable Rate Notes, 11/30/20 (d)(e)                       804,975
   250,000          4.68   Citrus Re, Ltd., Floating Rate Note, 4/18/17 (Cat
                           Bond) (144A)                                                      251,600
 1,350,000          4.28   Citrus Re, Ltd., Floating Rate Note, 4/24/17 (Cat
                           Bond) (144A)                                                    1,357,290
 1,000,000          3.86   Cranberry Re, Ltd., Floating Rate Note, 7/6/18 (Cat
                           Bond) (144A)                                                    1,027,600
 2,480,000                 Denning 2016 Segregated Account (Artex SAC Ltd.),
                           Variable Rate Notes, 7/7/17 (d)(e)                              2,447,264
 2,000,000          2.85   East Lane Re VI, Ltd., Floating Rate Note, 3/14/18
                           (Cat Bond) (144A)                                               2,020,800
     1,121                 Eden Re II, Ltd., Variable Rate Notes, 4/19/18
                           (144A) (d)(e)                                                      19,507
 1,287,000                 Eden Re II, Ltd., Variable Rate Notes, 4/23/19 (d)(e)           1,416,601

The accompanying notes are an integral part of these financial statements.

70 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                           Reinsurance -- (continued)
 1,250,000          7.69   Galileo Re, Ltd., Floating Rate Note, 1/9/17 (Cat
                           Bond) (144A)                                               $    1,264,625
 2,000,000          6.48   Gator Re, Ltd., Floating Rate Note, 1/9/17 (Cat
                           Bond) (144A)                                                    1,947,000
 1,300,000                 Gleneagles Segregated Account (Artex SAC Ltd),
                           Variable Rate Notes, 11/30/20 (d)(e)                            1,466,010
 2,650,000          2.42   Golden State Re II, Ltd., Floating Rate Note, 1/8/19
                           (Cat Bond) (144A)                                               2,620,055
 2,600,000                 Gullane Segregated Account (Artex SAC Ltd.),
                           Variable Rate Note 11/30/20 (d)(e)                              2,761,460
 2,350,000          4.00   Kilimanjaro Re, Ltd., Floating Rate Note, 11/25/19
                           (Cat Bond) (144A)                                               2,381,725
 2,500,000          6.87   Kilimanjaro Re, Ltd., Floating Rate Note, 12/6/19 (Cat
                           Bond) (144A)                                                    2,581,750
 2,000,000          9.46   Kilimanjaro Re, Ltd., Floating Rate Note, 12/6/19 (Cat
                           Bond) (144A)                                                    2,089,000
 3,300,000          5.00   Kilimanjaro Re, Ltd., Floating Rate Note, 4/30/18 (Cat
                           Bond) (144A)                                                    3,378,540
 1,000,000          4.76   Kilimanjaro Re, Ltd., Floating Rate Note, 4/30/18 (Cat
                           Bond) (144A)                                                    1,019,600
 1,500,000                 Kingsbarns Segregated Account (Artex SAC Ltd.),
                           Variable Rate Notes, 5/15/17 (d)(e)                             1,430,400
 1,800,000          2.51   Kizuna Re II, Ltd., Floating Rate Note, 4/6/18 (Cat
                           Bond) (144A)                                                    1,801,440
 1,250,000                 Lahinch Re, Variable Rate Notes, 5/10/21 (d)(e)                 1,228,250
 4,000,000          3.75   Long Point Re III, Ltd., Floating Rate Note, 5/23/18
                           (Cat Bond) (144A)                                               4,096,000
   750,000                 Lorenz Re, Ltd., Variable Rate Notes, 3/31/18 (d)(e)               52,500
 2,500,000                 Lorenz Re, Ltd., Variable Rate Notes, 3/31/19 (d)(e)            2,590,500
 2,500,000                 Madison Re, Variable Rate Notes, 3/31/19 (d)(e)                 2,586,000
 2,000,000          2.26   Merna Re V, Ltd., Floating Rate Note, 4/7/17 (Cat
                           Bond) (144A)                                                    1,998,000
 2,250,000          9.03   Mythen Re, Ltd., Series 2012-2 Class A, Floating Rate
                           Note, 1/5/17 (Cat Bond) (144A)                                  2,283,300
 1,500,000                 Nairn 2016 Segregated Account (Artex SAC Ltd.),
                           Variable Rate Notes, 8/29/17 (d)(e)                             1,414,200
 2,500,000           N/A   Nakama Re, Ltd., Floating Rate Note, 10/13/21 (Cat
                           Bond) (144A)                                                    2,500,000
 2,500,000                 Pangaea Re, Series 2015-1, Principal at Risk
                           Notes, 2/1/19 (d)(e)                                               98,000
 2,800,000                 Pangaea Re, Series 2015-2, Principal at Risk
                           Notes, 11/30/19 (d)(e)                                            292,320
 1,500,000                 Pangaea Re, Series 2016-2, Principal at Risk
                           Notes, 11/30/20 (d)(e)                                          1,571,850
 2,500,000                 Pangaea Re, Variable Rate Notes, 12/20/16 (d)(e)                2,456,500
 2,500,000                 Pangaea Re., Variable Rate Notes, 2/1/20 (d)(e)                 2,710,750

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16 71

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                           Reinsurance -- (continued)
 2,300,000                 Pangaea Re., Variable Rate Notes, 7/1/18 (d)(e)            $       41,400
 3,500,000          4.59   PennUnion Re, Ltd., Floating Rate Note, 12/7/18
                           (Cat Bond) (144A)                                               3,580,850
 1,500,000                 Port Rush RE, Variable Rate Notes, 6/15/17 (d)(e)               1,444,800
 1,750,000          3.76   Queen City Re, Ltd., Floating Rate Note, 1/6/17 (Cat
                           Bond) (144A)                                                    1,754,200
 1,500,000          5.75   Queen Street X Re, Ltd., Floating Rate Note, 6/8/18
                           (Cat Bond) (144A)                                               1,515,300
 1,750,000          6.24   Queen Street XI Re Dac, Floating Rate Note, 6/7/19
                           (Cat Bond) (144A)                                               1,796,900
 2,900,000          4.82   Residential Reinsurance 2012, Ltd., Floating Rate
                           Note, 12/6/16 (Cat Bond) (144A)                                 2,908,700
 1,500,000          6.06   Residential Reinsurance 2012, Ltd., Floating Rate
                           Note, 12/6/16 (Cat Bond) (144A)                                 1,506,150
 1,000,000         13.02   Residential Reinsurance 2012, Ltd., Floating Rate
                           Note, 12/6/16 (Cat Bond) (144A)                                 1,013,600
   850,000          9.56   Residential Reinsurance 2013, Ltd., Floating Rate
                           Note, 6/6/17 (Cat Bond) (144A)                                    890,375
   750,000          3.76   Residential Reinsurance 2014, Ltd., Floating Rate
                           Note, 6/6/18 (Cat Bond) (144A)                                    761,550
 1,000,000          7.25   Residential Reinsurance 2015, Ltd., Floating Rate
                           Note, 12/6/19 (Cat Bond) (144A)                                 1,031,100
 2,500,000                 Resilience Re, Ltd., Variable Rate Notes, 4/7/17
                           (Cat Bond)                                                      2,427,000
 1,250,000                 Resilience Re, Ltd., Variable Rate Notes, 6/12/17
                           (Cat Bond)                                                      1,230,750
 3,000,000          3.26   Sanders Re, Ltd., Floating Rate Note, 5/25/18 (Cat
                           Bond) (144A)                                                    3,034,800
 2,500,000          3.76   Sanders Re, Ltd., Floating Rate Note, 5/5/17 (Cat
                           Bond) (144A)                                                    2,514,000
 1,250,000          4.21   Sanders Re, Ltd., Floating Rate Note, 5/5/17 (Cat
                           Bond) (144A)                                                    1,260,000
 3,000,000          3.97   Sanders Re, Ltd., Floating Rate Note, 6/7/17 (Cat
                           Bond) (144A)                                                    3,022,800
 1,250,000                 Sector Re V, Ltd., Floating Rate Note, 3/1/21 (Cat
                           Bond)                                                           1,313,375
     3,777                 Sector Re V, Ltd., Variable Rate Notes, 12/1/19
                           (144A) (d)(e)                                                       4,732
   500,000                 Sector Re V, Ltd., Variable Rate Notes, 12/1/20
                           (144A) (d)(e)                                                     552,950
     5,208                 Sector Re V, Ltd., Variable Rate Notes, 3/1/20
                           (144A) (d)(e)                                                     116,903
 2,500,000                 Shenandoah 2017-1 Segregated Account (Artex SAC
                           Ltd.), Variable Rate Notes, 7/7/17 (d)(e)                       2,401,750
 1,000,000                 Silverton Re, Ltd., Variable Rate Notes, 9/18/18
                           (144A) (d)(e)                                                   1,057,200

The accompanying notes are an integral part of these financial statements.

72 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                           Reinsurance -- (continued)
 1,250,000                 St. Andrews Segregated Account (Artex SAC Ltd.),
                           Variance Rate Notes, 2/1/18 (d)(e)                         $    1,335,875
   750,000          5.26   Tradewynd Re, Ltd., Floating Rate Note, 1/8/18 (Cat
                           Bond) (144A)                                                      761,250
   250,000          9.96   Tramline Re II, Ltd., Floating Rate Note, 1/4/19 (Cat
                           Bond) (144A)                                                      259,575
 1,750,000          3.50   Tramline Re II, Ltd., Floating Rate Note, 7/7/17 (Cat
                           Bond) (144A)                                                    1,749,475
 2,500,000          5.00   Ursa Re, Ltd., Floating Rate Note, 9/21/18 (Cat
                           Bond) (144A)                                                    2,527,750
 2,700,000                 Versutus 2016, Class A-1, Variable Rate Notes,
                           11/30/20 (d)(e)                                                 2,896,830
 2,500,000                 Versutus Ltd., Series 2015-A, Variable Rate Notes,
                           12/31/2017 (d)(e)                                                  56,500
 1,440,000          2.75   Vitality Re IV, Ltd., Floating Rate Note, 1/9/17 (Cat
                           Bond) (144A)                                                    1,439,568
 2,750,000          3.96   Vitality Re IV, Ltd., Floating Rate Note, 1/9/17 (Cat
                           Bond) (144A)                                                    2,757,975
 3,800,000          1.96   Vitality Re V, Ltd., Floating Rate Note, 1/7/19 (Cat
                           Bond) (144A)                                                    3,767,320
 1,000,000          2.76   Vitality Re VII, Ltd., Floating Rate Note, 1/7/20 (Cat
                           Bond) (144A)                                                    1,014,400
 2,000,000          2.26   Vitality Re VII, Ltd., Floating Rate Note, 1/7/20 (Cat
                           Bond) (144A)                                                    2,001,800
                                                                                      --------------
                                                                                      $  133,751,135
                                                                                      --------------
                           Total Insurance                                            $  174,137,871
----------------------------------------------------------------------------------------------------
                           SOFTWARE & SERVICES -- 0.1%
                           Systems Software -- 0.1%
 1,937,000          0.83   Oracle Corp., Floating Rate Note, 7/7/17                   $    1,939,049
                                                                                      --------------
                           Total Software & Services                                  $    1,939,049
----------------------------------------------------------------------------------------------------
                           TECHNOLOGY HARDWARE & EQUIPMENT -- 0.1%
                           Computer Hardware Storage & Peripherals -- 0.1%
 2,650,000          1.63   Apple, Inc., Floating Rate Note, 2/22/19                   $    2,691,181
                                                                                      --------------
                           Total Technology Hardware & Equipment                      $    2,691,181
----------------------------------------------------------------------------------------------------
                           SEMICONDUCTORS & SEMICONDUCTOR
                           EQUIPMENT -- 0.1%
                           Semiconductors -- 0.1%
 2,800,000                 Intel Corp., 1.95%, 10/1/16                                $    2,800,000
                                                                                      --------------
                           Total Semiconductors & Semiconductor Equipment             $    2,800,000
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16 73

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                           TELECOMMUNICATION SERVICES -- 0.6%
                           Integrated Telecommunication Services -- 0.6%
 2,560,000                 AT&T, Inc., 1.4%, 12/1/17                                  $    2,560,699
 5,540,000                 AT&T, Inc., 2.4%, 3/15/17                                       5,572,326
 2,550,000          1.74   AT&T, Inc., Floating Rate Note, 11/27/18                        2,579,437
 5,380,000                 British Telecommunications Plc, 1.25%, 2/14/17                  5,380,538
                                                                                      --------------
                                                                                      $   16,093,000
                                                                                      --------------
                           Total Telecommunication Services                           $   16,093,000
----------------------------------------------------------------------------------------------------
                           UTILITIES -- 1.3%
                           Electric Utilities -- 1.0%
 5,185,000          1.03   Duke Energy Corp., Floating Rate Note, 4/3/17              $    5,190,413
 7,095,000          0.84   Duke Energy Progress LLC, Floating Rate
                           Note, 11/20/17                                                  7,100,931
 1,275,000          0.88   Duke Energy Progress LLC, Floating Rate
                           Note, 3/6/17                                                    1,275,806
 5,225,000          1.16   Electricite de France SA, Floating Rate Note,
                           1/20/17 (144A)                                                  5,227,409
 2,545,000                 Exelon Corp., 1.55%, 6/9/17                                     2,546,916
   517,000                 NextEra Energy Capital Holdings, Inc., 2.056%,
                           9/1/17                                                            519,805
 1,370,000                 PECO Energy Co., 1.2%, 10/15/16                                 1,370,049
 1,440,000                 Southern California Edison Co., 1.125%, 5/1/17                  1,439,793
 2,525,000                 Southern Power Co., 1.85%, 12/1/17                              2,541,062
                                                                                      --------------
                                                                                      $   27,212,184
----------------------------------------------------------------------------------------------------
                           Multi-Utilities -- 0.3%
 2,295,000                 Dominion Resources, Inc. Virginia, 1.4%, 9/15/17           $    2,294,139
 5,045,000          0.86   San Diego Gas & Electric Co., Floating Rate
                           Note, 3/9/17                                                    5,044,743
 2,030,000                 Sempra Energy, 2.3%, 4/1/17                                     2,040,065
                                                                                      --------------
                                                                                      $    9,378,947
                                                                                      --------------
                           Total Utilities                                            $   36,591,131
----------------------------------------------------------------------------------------------------
                           TOTAL CORPORATE BONDS
                           (Cost $743,598,919)                                        $  745,366,151
----------------------------------------------------------------------------------------------------
                           U.S. GOVERNMENT AND AGENCY
                           OBLIGATIONS -- 5.1%
     1,794                 Fannie Mae, 7.0%, 10/1/17                                  $        1,806
    14,547          2.72   Fannie Mae, Floating Rate Note, 1/1/48                             15,344
    24,323          3.01   Fannie Mae, Floating Rate Note, 10/1/32                            24,978
     4,612          2.46   Fannie Mae, Floating Rate Note, 11/1/23                             4,785
    22,102          2.67   Fannie Mae, Floating Rate Note, 2/1/34                             22,283
    15,849          2.67   Fannie Mae, Floating Rate Note, 9/1/32                             16,769
 2,645,000          0.61   Federal Farm Credit Banks, Floating Rate Note,
                           10/17/17                                                        2,642,810

The accompanying notes are an integral part of these financial statements.

74 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                           U.S. GOVERNMENT AND AGENCY
                           OBLIGATIONS -- (continued)
     4,893          2.73   Federal Home Loan Mortgage Corp., Floating Rate
                           Note, 10/1/23                                              $        5,025
    13,453          2.88   Federal Home Loan Mortgage Corp., Floating Rate
                           Note, 11/1/33                                                      13,985
     6,070          3.13   Federal Home Loan Mortgage Corp., Floating Rate
                           Note, 6/1/35                                                        6,141
 8,925,000          0.73   Federal National Mortgage Association, Floating
                           Rate Note, 10/3/16                                              8,925,000
     8,000          2.00   Government National Mortgage Association II, Floating
                           Rate Note, 1/20/22                                                  8,185
31,695,000          0.47   U.S. Treasury Note, Floating Rate Note, 10/31/17               31,725,459
 2,550,000                 U.S. Treasury Notes, 0.625%, 11/30/17                           2,548,008
 2,590,000                 U.S. Treasury Notes, 0.875%, 5/15/17                            2,595,260
45,275,000          0.52   U.S. Treasury Notes, Floating Rate Note, 1/31/18               45,385,206
45,075,000          0.57   U.S. Treasury Notes, Floating Rate Note, 4/30/18               45,112,547
                                                                                      --------------
                                                                                      $  139,053,591
----------------------------------------------------------------------------------------------------
                           TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                           (Cost $139,018,475)                                        $  139,053,591
----------------------------------------------------------------------------------------------------
                           MUNICIPAL BONDS -- 2.2% (f)
                           Municipal Development -- 0.9%
 2,600,000          0.39   County of Jackson Mississippi, Floating Rate
                           Note, 6/1/23                                               $    2,600,000
 2,645,000          0.82   Lower Neches Valley Authority Industrial Development
                           Corp., Floating Rate Note, 11/1/38                              2,645,000
10,620,000          0.38   Mississippi Business Finance Corp., Floating Rate
                           Note, 11/1/35                                                  10,620,000
 3,065,000          0.78   Mississippi Business Finance Corp., Floating Rate
                           Note, 11/1/35                                                   3,065,000
 1,535,000          0.85   Mississippi Business Finance Corp., Floating Rate
                           Note, 12/1/30                                                   1,535,000
 4,115,000          0.78   Mississippi Business Finance Corp., Floating Rate
                           Note, 12/1/30                                                   4,115,000
                                                                                      --------------
                                                                                      $   24,580,000
----------------------------------------------------------------------------------------------------
                           Higher Municipal Education -- 0.1%
 2,650,000          0.69   Massachusetts Health & Educational Facilities
                           Authority, Floating Rate Note, 11/1/49                     $    2,650,000
----------------------------------------------------------------------------------------------------
                           Municipal Medical -- 1.2%
10,000,000          0.88   Geisinger Authority, Floating Rate Note, 8/1/22            $   10,000,000
21,185,000          0.87   Harris County Health Facilities Development Corp.,
                           Floating Rate Note, 12/1/41                                    21,185,000
                                                                                      --------------
                                                                                      $   31,185,000
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16 75

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                           Municipal Student Loan -- 0.0%+
   628,564          1.54   Louisiana Public Facilities Authority, Floating Rate
                           Note, 4/26/27                                              $      623,831
----------------------------------------------------------------------------------------------------
                           TOTAL MUNICIPAL BONDS
                           (Cost $59,046,097)                                         $   59,038,831
----------------------------------------------------------------------------------------------------
                           SENIOR FLOATING RATE LOAN
                           INTERESTS -- 6.2%**
                           ENERGY -- 0.01%
                           Oil & Gas Refining & Marketing -- 0.0%+
   221,508          5.25   Western Refining, Inc., Term Loan 2013, 11/12/20           $      221,231
----------------------------------------------------------------------------------------------------
                           Oil & Gas Storage & Transportation -- 0.01%
 1,000,000          6.25   Gulf Finance LLC, Tranche B, Term Loan, 8/17/23            $      975,000
                                                                                      --------------
                           Total Energy                                               $    1,196,231
----------------------------------------------------------------------------------------------------
                           MATERIALS -- 0.3%
                           Commodity Chemicals -- 0.0%+
   377,554          4.50   Tronox Pigments Holland BV, New Term Loan, 3/19/20         $      374,250
----------------------------------------------------------------------------------------------------
                           Diversified Chemicals -- 0.0%+
   493,663          3.75   Chemours Co., LLC, Term Loan (First
                           Lien), 5/12/22                                             $      489,714
----------------------------------------------------------------------------------------------------
                           Specialty Chemicals -- 0.1%
   910,575          3.75   Axalta Coating Systems US Holdings, Inc., Refinanced
                           Term B Loan, 2/1/20                                        $      917,475
   248,127          3.50   PolyOne Corp., Term B-1 Loan, 11/12/22                            249,755
   410,122          5.75   PQ Corp., Tranche B-1 Term Loan, 10/28/22                         413,454
   473,757          2.76   WR Grace & Co-Conn, U.S. Term Loan, 1/23/21                       474,202
                                                                                      --------------
                                                                                      $    2,054,886
----------------------------------------------------------------------------------------------------
                           Metal & Glass Containers -- 0.1%
   632,789          4.00   Ardagh Holdings USA, Inc., Tranche B-3 Term Loan
                           (First Lien), 12/17/19                                     $      635,360
   987,500          3.50   Owens-Brockway Glass Container, Inc., Term Loan B
                           Facility, 8/14/22                                                 994,804
                                                                                      --------------
                                                                                      $    1,630,164
----------------------------------------------------------------------------------------------------
                           Paper Packaging -- 0.0%+
   135,272          4.25   Multi Packaging Solutions, Inc., Initial Dollar
                           Tranche B Term, 9/30/20                                    $      135,272
----------------------------------------------------------------------------------------------------
                           Aluminum -- 0.1%
 1,398,046          4.00   Novelis, Inc., Initial Term Loan, 5/28/22                  $    1,405,910
----------------------------------------------------------------------------------------------------
                           Diversified Metals & Mining -- 0.0%+
   500,752          3.75   Fortescue Metals Group Ltd., Bank Loan, 6/30/19            $      500,830
   500,000          5.25   Global Brass and Copper, Inc., Initial Term
                           Loan, 6/30/23                                                     507,188
                                                                                      --------------
                                                                                      $    1,008,018
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

76 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                           Steel -- 0.0%+
   143,579          4.50   TMS International Corp., Term B Loan, 10/2/20              $      141,425
   498,750          6.00   Zekelman Industries, Inc., Term Loan, 6/8/21                      506,855
                                                                                      --------------
                                                                                      $      648,280
                                                                                      --------------
                           Total Materials                                            $    7,746,494
----------------------------------------------------------------------------------------------------
                           CAPITAL GOODS -- 0.6%
                           Aerospace & Defense -- 0.2%
   700,000          3.27   Abacus Innovations Corp., B Term Loan, 6/9/23              $      704,958
 1,846,667          4.75   DigitalGlobe, Inc., Term Loan, 1/25/20                          1,861,656
 1,221,021          5.75   The SI Organization, Inc., Term Loan (First
                           Lien), 11/19/19                                                 1,226,363
 1,267,469          3.75   TransDigm, Inc., Tranche C Term Loan, 2/28/20                   1,269,758
 1,231,664          3.25   Wesco Aircraft Hardare Corp., Tranche B Term Loan
                           (First Lien), 2/24/21                                           1,220,886
                                                                                      --------------
                                                                                      $    6,283,621
----------------------------------------------------------------------------------------------------
                           Building Products -- 0.1%
   960,175          4.00   Armstrong World Industries, Inc., Term Loan B,
                           2/23/23                                                    $      962,575
   852,173          4.00   Quikrete Holdings, Inc., Initial Loan (First Lien),
                           9/26/20                                                           859,541
   782,193          4.25   Unifrax Corp., New Term B Loan, 12/31/19                          778,282
                                                                                      --------------
                                                                                      $    2,600,398
----------------------------------------------------------------------------------------------------
                           Electrical Components & Equipment -- 0.1%
   666,772          6.50   WireCo WorldGroup, Inc., Term Loan B, 7/22/23              $      670,106
 1,300,000          4.09   Dell International LLC, Term B Loan, 6/2/23                     1,309,005
 1,036,873          3.00   Southwire Co., Term Loan, 1/31/21                               1,032,121
                                                                                      --------------
                                                                                      $    3,011,232
----------------------------------------------------------------------------------------------------
                           Industrial Conglomerates -- 0.0%+
   156,481          5.00   Kloeckner Pentaplast of America, Inc., Initial U.S.
                           Borrower Dollar Term Loan, 4/22/20                         $      157,655
    66,872          5.00   KP Germany Erste GmbH, Initial German Borrower
                           Dollar Term Loan, 4/22/20                                          67,374
   452,994          4.50   Milacron LLC, Term Loan, 9/28/20                                  455,395
                                                                                      --------------
                                                                                      $      680,424
----------------------------------------------------------------------------------------------------
                           Construction & Farm Machinery & Heavy
                           Trucks -- 0.0%+
   303,365          3.50   Terex Corp., U.S. Term Loan, 8/13/21                       $      302,607
----------------------------------------------------------------------------------------------------
                           Industrial Machinery -- 0.1%
   230,966          4.25   Gardner Denver, Inc., Initial Dollar Term
                           Loan, 7/30/20                                              $      224,268

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16 77

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                              Industrial Machinery -- (continued)
 1,187,640          4.25      Mirror BidCo Corp., New Incremental Term
                              Loan, 12/18/19                                          $    1,188,568
   742,500          5.00      NN, Inc., Initial Term Loan, 10/19/22                          743,276
                                                                                      --------------
                                                                                      $    2,156,112
----------------------------------------------------------------------------------------------------
                              Trading Companies & Distributors -- 0.1%
   693,000          3.50      Beacon Roofing Supply, Inc., Initial Term
                              Loan, 9/25/22                                           $      696,898
   290,973          3.75      WESCO Distribution, Inc., Tranche B-1
                              Loan, 12/12/19                                                 291,882
                                                                                      --------------
                                                                                      $      988,780
                                                                                      --------------
                              Total Capital Goods                                     $   16,023,174
----------------------------------------------------------------------------------------------------
                              COMMERCIAL SERVICES & SUPPLIES -- 0.2%
                              Environmental & Facilities Services -- 0.1%
   147,750          3.50      Waste Industries USA, Inc., Term B Loan, 2/27/20        $      148,581
 2,823,276          5.00      Wheelabrator, Term B Loan, 10/15/21                          2,786,573
   126,437          5.00      Wheelabrator, Term C Loan, 10/15/21                            124,793
                                                                                      --------------
                                                                                      $    3,059,947
----------------------------------------------------------------------------------------------------
                              Office Services & Supplies -- 0.0%+
   463,838          3.75      West Corp., Term B-12 Loan, 6/13/23                     $      467,200
----------------------------------------------------------------------------------------------------
                              Security & Alarm Services -- 0.1%
 1,226,302          4.00      Garda World Security Corp., Term B Loan, 11/1/20        $    1,215,572
   313,705          4.00      Garda World Security Corp., Term B Loan, 11/8/20               310,960
                                                                                      --------------
                                                                                      $    1,526,532
----------------------------------------------------------------------------------------------------
                              Human Resource & Employment Services -- 0.0%+
 1,099,075          3.50      On Assignment, Inc., Tranche B-1 Term Loan, 6/5/22      $    1,108,005
                                                                                      --------------
                              Total Commercial Services & Supplies                    $    6,161,684
----------------------------------------------------------------------------------------------------
                              TRANSPORTATION -- 0.2%
                              Air Freight & Logistics -- 0.0%+
   194,500          5.25      Syncreon Group BV, Term Loan, 9/26/20                   $      175,536
----------------------------------------------------------------------------------------------------
                              Airlines -- 0.2%
 2,474,058          3.25      American Airlines, Inc., 2015 Term Loan
                              (New), 6/27/20                                          $    2,482,175
   495,000          3.25      American Airlines, Inc., 2015 Term Loan, 10/10/21              496,238
   297,000          3.25      Delta Air Lines Inc., Term Loan (First Lien), 8/24/22          298,578
   721,875          3.25      Delta Air Lines, Inc., 2014 Term B-1 Loan, 10/18/18            724,983
   241,250          3.25      United Airlines, Inc., Class B Term Loan, 4/1/19               242,054
                                                                                      --------------
                                                                                      $    4,244,028
----------------------------------------------------------------------------------------------------
                              Marine -- 0.0%+
 1,320,280          5.25      Navios Maritime Partners LP, Term Loan, 6/27/18         $    1,214,657
                                                                                      --------------
                              Total Transportation                                    $    5,634,221
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

78 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                           AUTOMOBILES & COMPONENTS -- 0.3%
                           Auto Parts & Equipment -- 0.2%
   432,983          3.50   Allison Transmission, Inc., Term B-3 Loan, 8/23/19         $      435,492
   985,000          6.00   BBB Industries US, Initial Term Loan, 10/15/21                    989,002
   340,516          4.00   Cooper Standard Intermediate Holdco 2 LLC, Term
                           Loan, 3/28/21                                                     342,716
   702,306          5.50   Key Safety Systems, Inc., Initial Term Loan, 7/28/21              710,645
 1,229,020          3.75   MPG Holdco I, Inc., Tranche B-1 Term Loan
                           (2015), 10/20/21                                                1,233,629
   802,176          4.50   TI Group Automotive Systems LLC, Initial US Term
                           Loan, 6/25/22                                                     806,181
 1,033,150          4.00   Tower Automotive Holdings USA LLC, Initial Term
                           Loan (2014), 4/23/20                                            1,033,796
   291,667          3.55   Visteon Corp., Tranche B Loan (First Lien), 4/8/21                293,064
                                                                                      --------------
                                                                                      $    5,844,525
----------------------------------------------------------------------------------------------------
                           Tires & Rubber -- 0.0%+
   400,000          3.86   The Goodyear Tire & Rubber Co., Term Loan (Second
                           Lien), 3/27/19                                             $      403,107
----------------------------------------------------------------------------------------------------
                           Automobile Manufacturers -- 0.1%
   216,850          3.50   Chrysler Group LLC, Term Loan B, 5/24/17                   $      217,527
 1,669,364          3.25   Chrysler Group LLC, Tranche B Term Loan, 12/29/18               1,673,234
                                                                                      --------------
                                                                                      $    1,890,761
                                                                                      --------------
                           Total Automobiles & Components                             $    8,138,393
----------------------------------------------------------------------------------------------------
                           CONSUMER DURABLES & APPAREL -- 0.1%
                           Housewares & Specialties -- 0.1%
 1,000,000          4.25   Reynolds Group Holdings, Inc., U.S. Term
                           Loan, 1/21/23                                              $    1,004,261
----------------------------------------------------------------------------------------------------
                           Apparel, Accessories & Luxury Goods -- 0.0%+
   492,500          3.25   Hanesbrands, Inc., New Term B Loan, 4/15/22                $      495,886
                                                                                      --------------
                           Total Consumer Durables & Apparel                          $    1,500,147
----------------------------------------------------------------------------------------------------
                           CONSUMER SERVICES -- 0.4%
                           Casinos & Gaming -- 0.1%
    41,875          3.84   Pinnacle Entertainment, Inc., Term B Facility
                           Loan, 3/30/23                                              $       41,980
 1,965,000          6.00   Scientific Games, Initial Term B-2, 10/1/21                     1,969,759
                                                                                      --------------
                                                                                      $    2,011,739
----------------------------------------------------------------------------------------------------
                           Hotels, Resorts & Cruise Lines -- 0.1%
   481,823          3.75   Four Seasons Holdings, Inc., Term Loan, 6/27/20            $      484,332
   117,557          3.50   Hilton Worldwide Finance LLC, Series B-1 Term
                           Loan, 9/23/20                                                     118,219
 1,201,752          3.10   Hilton Worldwide Finance LLC, Series B-2 Term
                           Loan, 10/25/23                                                  1,212,052
                                                                                      --------------
                                                                                      $    1,814,603
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16 79

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                           Leisure Facilities -- 0.1%
    95,930          3.25   Cedar Fair LP, U.S. Term Facility, 3/6/20                  $       96,514
   500,000          6.00   L.A. Fitness International, LLC, Tranche B Term Loan
                           (First Lien), 4/25/20                                             500,104
   986,278          3.25   Six Flags Theme Parks, Inc., Tranche B Term
                           Loan, 6/30/22                                                     990,593
                                                                                      --------------
                                                                                      $    1,587,211
----------------------------------------------------------------------------------------------------
                           Restaurants -- 0.1%
   464,642          3.75   1011778 BC ULC, Term B-2 Loan, 12/12/21                    $      468,174
 1,446,375          3.28   KFC Holding Co., Term B Loan, 6/2/23                            1,460,063
   224,102          0.00   Landry's, Inc. (fka Landry's Restaurants, Inc.), B Term
                           Loan, 9/22/23                                                     225,503
   322,960          4.00   Landry's, Inc., B Term Loan, 4/24/18                              323,767
   152,735          4.75   NPC International, Inc., Term Loan, 12/28/18                      153,403
   821,791          4.53   PF Chang's China Bistro, Inc., Term Borrowing, 7/2/19             811,518
                                                                                      --------------
                                                                                      $    3,442,428
----------------------------------------------------------------------------------------------------
                           Education Services -- 0.0%+
   586,170          3.76   Bright Horizons Family Solutions, Inc., Term B
                           Loan, 1/14/20                                              $      589,467
   589,500          4.25   Bright Horizons Family Solutions, Inc., Term B-1
                           Loan, 1/30/20                                                     593,553
                                                                                      --------------
                                                                                      $    1,183,020
----------------------------------------------------------------------------------------------------
                           Specialized Consumer Services -- 0.0%+
    42,894          4.89   Allied Universal Holdco LLC, Amendment Delayed
                           Draw Term Loan, 7/28/22                                    $       43,068
   425,563          5.50   Allied Universal Holdco LLC, Incremental Term
                           Loan, 7/28/22                                                     423,435
   618,079          3.25   The GEO Group, Inc., Term Loan, 4/3/20                            593,356
   523,688          4.75   Prime Security Services Borrower LLC, Term B-1
                           Loan (First Lien), 4/21/22                                        529,579
   379,874          4.00   Weight Watchers International, Inc., Initial Tranche B-2
                           Term Loan, 4/2/20                                                 290,445
                                                                                      --------------
                                                                                      $    1,879,883
                                                                                      --------------
                           Total Consumer Services                                    $   11,918,884
----------------------------------------------------------------------------------------------------
                           MEDIA -- 0.9%
                           Broadcasting -- 0.3%
 1,405,377          3.00   CBS Outdoor Americas Capital LLC, Tranche B Term
                           Loan (First Lien), 1/15/21                                 $    1,409,183
   997,500          5.00   CSC Holdings LLC, Initial Term Loan, 9/25/22                    1,001,241
   295,978          4.01   Entercom Radio LLC, Term B-2 Loan, 11/23/18                       296,496
 1,002,368          3.94   Gray Television, Inc., Term Loan (First Lien), 6/10/21          1,008,759
   488,665          3.32   Quebecor Media, Inc., Facility B-1 Tranche, 8/17/20               488,665

The accompanying notes are an integral part of these financial statements.

80 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                           Broadcasting -- (continued)
 1,311,221          3.00   Sinclair Television Group, Inc., New Tranche B Term
                           Loan, 4/19/20                                              $    1,315,804
   987,500          3.50   Sinclair Television Group, Incremental Loan, 7/30/21              993,260
   517,075          3.50   The EW Scripps Co., Term Loan, 11/26/20                           520,092
 1,429,065          4.32   Tribune Media Co., Term B Loan, 12/27/20                        1,441,855
   651,012          4.00   Univision Communications, Inc., Replacement
                           First-Lien Term Loan (C-4), 3/1/20                                652,640
                                                                                      --------------
                                                                                      $    9,127,995
----------------------------------------------------------------------------------------------------
                           Cable & Satellite -- 0.3%
 1,281,938          3.00   Charter Communications Operating LLC, Term F
                           Loan, 1/1/21                                               $    1,286,122
   995,000          3.50   Charter Communications Operating LLC, Term I
                           Loan (2016), 1/24/23                                            1,002,531
   521,732          3.75   Intelsat Jackson Holdings SA, Tranche B-2 Term
                           Loan, 6/30/19                                                     498,068
   249,356          3.25   MCC Iowa LLC, Tranche H Term Loan, 1/29/21                        250,486
 1,365,000          2.96   Mediacom Illinois LLC, Tranche F Term Loan, 3/31/18             1,366,137
   500,000          4.08   UPC Financing Partnership, Facility AN, 8/1/24                    502,734
 2,900,000          3.53   Ziggo Secured Finance Partnership, Term Loan D,
                           8/31/24                                                         2,905,136
                                                                                      --------------
                                                                                      $    7,811,214
----------------------------------------------------------------------------------------------------
                           Movies & Entertainment -- 0.2%
 1,435,660          4.00   AMC Entertainment, Inc., Initial Term Loan, 4/30/20        $    1,448,735
   660,377          3.25   Kasima LLC, Term Loan, 5/17/21                                    661,822
 1,254,660          3.50   Live Nation Entertainment, Inc., Term B-1
                           Loan, 8/17/20                                                   1,262,110
 1,002,943          3.75   Rovi Solutions Corp., Term B Loan, 7/2/21                       1,003,570
   580,500          3.50   Seminole Hard Rock Entertainment, Inc., Term
                           Loan, 5/14/20                                                     582,677
   821,620          3.75   WMG Acquisition Corp., Tranche B Refinancing Term
                           Loan, 7/1/20                                                      822,006
                                                                                      --------------
                                                                                      $    5,780,920
----------------------------------------------------------------------------------------------------
                           Publishing -- 0.1%
   500,000          4.00   MTL Publishing LLC, Term B-3 Loan, 8/14/22                 $      502,250
   733,708          0.00   Quincy Newspapers, Inc., Term Loan B, 10/19/22                    738,294
                                                                                      --------------
                                                                                      $    1,240,544
                                                                                      --------------
                           Total Media                                                $   23,960,673
----------------------------------------------------------------------------------------------------
                           RETAILING -- 0.2%
                           Home Improvement Retail -- 0.1%
 1,206,250          4.50   Apex Tool Group LLC, Term Loan, 2/1/20                     $    1,190,796
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16 81

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                           Specialty Stores -- 0.0%+
   967,500          3.75   Michaels Stores, Inc., Term B Loan, 1/28/23                $      972,642
----------------------------------------------------------------------------------------------------
                           Automotive Retail -- 0.1%
   845,619          3.25   Avis Budget Car Rental LLC, Extended Tranche B
                           Term Loan, 3/15/22                                         $      851,162
   467,660          3.00   Avis Budget Car Rental LLC, Tranche B Term
                           Loan, 3/15/19                                                     468,292
   853,829          5.75   CWGS Group LLC, Term Loan, 2/20/20                                856,231
   423,407          3.50   The Hertz Corp., Tranche B-1 Term Loan, 6/30/23                   426,809
                                                                                      --------------
                                                                                      $    2,602,494
                                                                                      --------------
                           Total Retailing                                            $    4,765,932
----------------------------------------------------------------------------------------------------
                           FOOD & STAPLES RETAILING -- 0.1%
                           Food Distributors -- 0.0%+
    85,395          4.50   AdvancePierre Foods, Inc., Effective Date
                           Loan, 5/18/23                                              $       86,045
----------------------------------------------------------------------------------------------------
                           Food Retail -- 0.1%
   497,503          4.75   Albertsons LLC, 2016-1 Term B-5 Loan, 12/21/22             $      502,416
 1,049,700          4.75   Albertsons LLC, Term B-6 Loan, 6/1/23                           1,060,853
                                                                                      --------------
                                                                                      $    1,563,269
                                                                                      --------------
                           Total Food & Staples Retailing                             $    1,649,314
----------------------------------------------------------------------------------------------------
                           FOOD, BEVERAGE & TOBACCO -- 0.2%
                           Agricultural Products -- 0.0%+
 1,550,250          3.25   Darling International, Inc., Term B USD
                           Loan, 12/19/20                                             $    1,557,032
----------------------------------------------------------------------------------------------------
                           Packaged Foods & Meats -- 0.2%
   533,425          3.84   B&G Foods, Inc., Tranche B Term Loan, 10/5/22              $      537,292
   744,375          4.00   JBS USA LUX SA, 2015 Incremental Term
                           Loan, 9/18/22                                                     746,227
   874,626          3.75   JBS USA LUX SA, Initial Term Loan, 5/25/18                        875,719
   566,580          5.25   Keurig Green Mountain, Inc., Term B USD
                           Loan, 2/10/23                                                     574,795
 2,158,833          3.25   Pinnacle Foods Finance LLC, Tranche G Term
                           Loan, 4/29/20                                                   2,171,989
                                                                                      --------------
                                                                                      $    4,906,022
                                                                                      --------------
                           Total Food, Beverage & Tobacco                             $    6,463,054
----------------------------------------------------------------------------------------------------
                           HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                           Household Products -- 0.0%+
   546,026          3.51   Spectrum Brands, Inc., USD Term Loan, 6/16/22              $      548,859
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

82 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                           Personal Products -- 0.1%
   236,903          5.00   NBTY, Inc., Dollar Term B Loan, 4/27/23                    $      238,187
 1,010,000          4.25   Revlon Consumer Products Corp., Initial Term B
                           Loan, 7/22/23                                                   1,013,968
                                                                                      --------------
                                                                                      $    1,252,155
                                                                                      --------------
                           Total Household & Personal Products                        $    1,801,014
----------------------------------------------------------------------------------------------------
                           HEALTH CARE EQUIPMENT & SERVICES -- 0.6%
                           Health Care Supplies -- 0.1%
 1,465,164          5.00   Kinetic Concepts, Inc., Dollar Term F Loan, 11/30/20       $    1,479,663
   990,000          4.25   Sterigenics-Nordion Holdings LLC, Initial Term
                           Loan, 4/27/22                                                     991,213
                                                                                      --------------
                                                                                      $    2,470,876
----------------------------------------------------------------------------------------------------
                           Health Care Services -- 0.2%
   525,028          6.50   BioScrip, Inc., Initial Term B Loan, 7/31/20               $      510,153
   315,017          6.50   BioScrip, Inc., Term Loan, 7/31/20                                306,092
   593,611          4.00   BSN Medical GmbH & Co. KG, Facility B1A, 8/28/19                  590,643
   465,526          3.50   DaVita HealthCare Partners, Inc., Tranche B Loan
                           (First Lien), 6/19/21                                             468,872
 1,226,433          4.25   Envision Healthcare Corp., Initial Term Loan, 5/25/18           1,229,754
    66,145          7.75   inVentiv Health, Inc., Term B-3 Loan, 5/15/18                      66,311
   492,424          4.25   National Mentor Holdings, Inc., Tranche B Term
                           Loan, 1/31/21                                                     493,732
   901,094          4.25   Pharmaceutical Product Development LLC, Initial
                           Term Loan, 8/6/22                                                 905,036
                                                                                      --------------
                                                                                      $    4,570,593
----------------------------------------------------------------------------------------------------
                           Health Care Facilities -- 0.2%
    24,850          3.59   CHS, Incremental 2019 Term G Loan, 12/31/19                $       24,404
    45,723          4.00   CHS, Incremental 2021 Term H Loan, 1/27/21                         44,974
 1,956,884          3.77   HCA, Inc., Tranche B-6 Term Loan, 3/8/23                        1,981,803
   478,813          4.50   IASIS Healthcare LLC, Term B-2 Loan, 5/3/18                       474,399
 1,086,116          4.25   Kindred Healthcare, Inc., Tranche B Loan (First
                           Lien), 4/10/21                                                  1,085,437
   224,806          6.00   Select Medical Corp., Series E Tranche B Term
                           Loan, 6/1/18                                                      225,227
   995,000          6.01   Select Medical Corp., Series F Tranche B Term
                           Loan, 3/4/21                                                    1,005,248
   967,500          6.75   Steward Health Care System LLC, Term Loan, 4/10/20                968,080
   439,926          6.25   Vizient, Inc., Initial Term Loan, 2/9/23                          445,426
                                                                                      --------------
                                                                                      $    6,254,998
----------------------------------------------------------------------------------------------------
                           Managed Health Care -- 0.0%+
   748,125          7.00   Prospect Medical Holdings, Inc., Term Loan, 6/20/22        $      742,046
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16 83

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                           Health Care Technology -- 0.1%
 2,072,792          3.75   Change Healthcare Holdings, Inc., Term B-2
                           Loan, 11/2/18                                              $    2,078,233
   824,741          4.25   ConvaTec, Inc., Dollar Term Loan, 12/22/16                        828,473
                                                                                      --------------
                                                                                      $    2,906,706
                                                                                      --------------
                           Total Health Care Equipment & Services                     $   16,945,219
----------------------------------------------------------------------------------------------------
                           PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                           SCIENCES -- 0.4%
                           Biotechnology -- 0.1%
 1,105,451          3.59   Alkermes, Inc., 2019 Term Loan, 9/25/19                    $    1,106,833
----------------------------------------------------------------------------------------------------
                           Pharmaceuticals -- 0.3%
 1,240,625          5.25   Concordia Healthcare Corp., Initial Dollar Term
                           Loan, 10/20/21                                             $    1,114,625
   298,138          4.25   DPx Holdings BV, 2015 Incremental Dollar Term
                           Loan, 1/23/21                                                     298,200
   691,079          3.75   Endo Luxembourg Finance I Co., S.a.r.l., 2015
                           Incremental Term B Loan, 6/24/22                                  690,462
   511,875          3.46   Grifols Worldwide Operations USA, Inc., U.S. Tranche B
                           Term Loam, 4/1/21                                                 517,166
   950,625          3.25   Mallinckrodt International Finance SA, Initial Term B
                           Loan, 3/6/21                                                      950,253
   592,469          3.50   Prestige Brands, Inc., Term B-3 Loan, 9/3/21                      595,385
   611,322          3.25   RPI Finance Trust, Term B-3 Term Loan, 11/9/18                    613,169
   994,362          3.50   RPI Finance Trust, Term B-4 Term Loan, 11/9/20                  1,000,044
   496,225          5.25   Valeant Pharmaceuticals International, Inc.,
                           Series C-2 Tranche B Term Loan, 12/11/19                          497,528
   206,761          5.00   Valeant Pharmaceuticals International, Inc.,
                           Series D-2 Tranche B Term Loan, 2/13/19                           206,868
 1,274,054          5.25   Valeant Pharmaceuticals International, Inc.,
                           Series E-1 Tranche B Term Loan, 8/5/20                          1,276,001
                                                                                      --------------
                                                                                      $    7,759,701
----------------------------------------------------------------------------------------------------
                           Life Sciences Tools & Services -- 0.0%+
   498,741          5.75   Albany Molecular Research, Inc., Term Loan, 7/14/21        $      502,481
                                                                                      --------------
                           Total Pharmaceuticals, Biotechnology &
                           Life Sciences                                              $    9,369,015
----------------------------------------------------------------------------------------------------
                           BANKS -- 0.0%+
                           Thrifts & Mortgage Finance -- 0.0%+
   350,058          5.50   Ocwen Financial Corp., Initial Term Loan, 1/15/18          $      350,058
                                                                                      --------------
                           Total Banks                                                $      350,058
----------------------------------------------------------------------------------------------------
                           DIVERSIFIED FINANCIALS -- 0.2%
                           Other Diversified Financial Services -- 0.1%
   317,018          3.50   AWAS Finance Luxembourg 2012 SA, Term
                           Loan, 7/16/18                                              $      318,801

The accompanying notes are an integral part of these financial statements.

84 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                           Other Diversified Financial Services -- (continued)
 1,295,000          3.59   Delos Finance S.a.r.l., Tranche B Term
                           Loan, 2/27/21                                              $    1,305,198
 1,966,095          3.54   Fly Funding II S.a.r.l., Loan, 8/9/19                           1,969,168
   483,750          5.50   Livingston International, Inc., Initial Term B-1 Loan
                           (First Lien), 4/18/19                                             455,330
                                                                                      --------------
                                                                                      $    4,048,497
----------------------------------------------------------------------------------------------------
                           Specialized Finance -- 0.1%
 1,602,458          3.52   Avago Technologies Cayman Holdings, Ltd., Term B-3
                           Loan, 2/1/23                                               $    1,623,490
   835,862          3.25   SBA Senior Finance II LLC, Incremental Tranche B-1
                           Term Loan, 3/31/21                                                838,126
                                                                                      --------------
                                                                                      $    2,461,616
                                                                                      --------------
                           Total Diversified Financials                               $    6,510,113
----------------------------------------------------------------------------------------------------
                           REAL ESTATE -- 0.2%
                           Hotel & Resort REIT -- 0.1%
 1,557,793          3.50   Starwood Property Trust, Inc., Term Loan, 4/17/20          $    1,559,416
 1,129,325          4.00   MGM Growth Properties Operating Partnership LP,
                           Term B Loan, 4/7/23                                             1,140,618
                                                                                      --------------
                                                                                      $    2,700,034
----------------------------------------------------------------------------------------------------
                           Mortgage REIT -- 0.0%+
   721,923          4.50   Altisource Solutions S.a.r.l., Term B Loan, 12/9/20        $      678,607
----------------------------------------------------------------------------------------------------
                           Specialized REIT -- 0.0%+
   395,000          5.00   Communications Sales & Leasing, Inc., Term
                           Loan, 10/16/22                                             $      396,827
----------------------------------------------------------------------------------------------------
                           Real Estate Services -- 0.1%
 1,684,885          4.25   DTZ US Borrower LLC, 2015-1 Additional Term
                           Loan (First Lien), 11/4/21                                 $    1,686,466
                                                                                      --------------
                           Total Real Estate                                          $    5,461,934
----------------------------------------------------------------------------------------------------
                           INSURANCE -- 0.1%
                           Insurance Brokers -- 0.1%
 1,068,625          4.25   USI Insurance Services LLC, Term B Loan, 12/30/19          $    1,070,295
----------------------------------------------------------------------------------------------------
                           Life & Health Insurance -- 0.0%+
   744,589          6.75   Integro, Ltd., Initial Term Loan (First Lien), 10/9/22     $      733,420
----------------------------------------------------------------------------------------------------
                           Multi-line Insurance -- 0.0%+
    71,581          4.75   Alliant Holdings Intermediate LLC, Initial Term
                           Loan, 7/28/22                                              $       71,677
----------------------------------------------------------------------------------------------------
                           Property & Casualty Insurance -- 0.0%+
   484,812          7.00   Confie Seguros Holding II Co., Term B Loan (First
                           Lien), 11/9/18                                             $      483,297
                                                                                      --------------
                           Total Insurance                                            $    2,358,689
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16 85

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                           SOFTWARE & SERVICES -- 0.1%
                           IT Consulting & Other Services -- 0.1%
   173,290          3.41   NXP B.V. (NXP Funding LLC) Tranche F Loan, 12/7/20         $      174,333
 1,138,304          3.00   CDW LLC, Term Loan, 8/16/23                                     1,142,336
   392,000          5.75   Evergreen Skills Lux S.a.r.l., Initial Term Loan (First
                           Lien), 4/23/21                                                    347,116
   224,250          4.50   PSAV Presentation Services, Tranche B Term Loan
                           (First Lien), 1/24/21                                             225,091
                                                                                      --------------
                                                                                      $    1,888,876
----------------------------------------------------------------------------------------------------
                           Data Processing & Outsourced Services -- 0.0%+
   498,750          4.25   WEX, Inc., Term B Loan, 6/24/23                            $      504,984
----------------------------------------------------------------------------------------------------
                           Application Software -- 0.0%+
   202,966          4.50   MA Finance Co., LLC, Initial Tranche B-2 Term
                           Loan, 11/20/21                                             $      204,361
   500,000          0.00   DTI Holdco Inc., 1st Lien Term Loan B, 9/23/23                    496,458
   324,899          3.51   Verint Systems, Inc., Tranche B-2 Term Loan (First
                           Lien), 9/6/19                                                     326,767
                                                                                      --------------
                                                                                      $    1,027,586
                                                                                      --------------
                           Total Software & Services                                  $    3,421,446
----------------------------------------------------------------------------------------------------
                           TECHNOLOGY HARDWARE & EQUIPMENT -- 0.2%
                           Communications Equipment -- 0.2%
 1,875,826          3.41   Belden Finance 2013 LP, Initial Term Loan, 9/9/20          $    1,874,068
   119,741          3.54   CommScope, Inc., Tranche 4 Term Loan, 1/14/18                     120,078
 1,980,000          3.75   CommScope, Inc., Tranche 5 Term Loan (2015),
                           12/29/22                                                        1,996,693
                                                                                      --------------
                                                                                      $    3,990,839
----------------------------------------------------------------------------------------------------
                           Computer Hardware -- 0.0%+
 1,000,000          5.25   Diebold, Inc., Dollar Term B Loan, 3/18/23                 $    1,007,969
----------------------------------------------------------------------------------------------------
                           Electronic Equipment Manufacturers -- 0.0%+
   818,182          4.09   Zebra Technologies Corp., Refinancing Term
                           Loan, 12/27/21                                             $      828,601
----------------------------------------------------------------------------------------------------
                           Technology Distributors -- 0.0%+
   286,518          5.00   Deltek, Inc., Term Loan (First Lien), 12/31/22             $      288,189
   500,000          0.00   Nielsen Finance LLC, 1st Lien Term Loan B, 9/28/23                502,852
                                                                                      --------------
                                                                                      $      791,041
                                                                                      --------------
                           Total Technology Hardware & Equipment                      $    6,618,450
----------------------------------------------------------------------------------------------------
                           SEMICONDUCTORS & SEMICONDUCTOR
                           EQUIPMENT -- 0.1%
                           Semiconductor Equipment -- 0.1%
 1,905,298          3.09   Sensata Technologies BV, Sixth Amendment Term
                           Loan, 10/14/21                                             $    1,916,356
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

86 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                           Semiconductors -- 0.0%+
   875,000          3.78   ON Semiconductor Corp., Closing Date Term
                           Loan, 3/31/23                                              $      879,740
   398,980          4.50   M/A-COM Technology, Initial Term Loan, 5/7/21                     402,471
    61,738          3.75   Microsemi Corp., Closing Date Term B
                           Loan, 12/17/22                                                     62,407
                                                                                      --------------
                                                                                      $    1,344,618
                                                                                      --------------
                           Total Semiconductors & Semiconductor Equipment             $    3,260,974
----------------------------------------------------------------------------------------------------
                           TELECOMMUNICATION SERVICES -- 0.3%
                           Cable & Satellite -- 0.0%+
   648,661          3.50   Telesat Canada, U.S. Term B Loan, 3/28/19                  $      650,481
----------------------------------------------------------------------------------------------------
                           Integrated Telecommunication Services -- 0.2%
 1,212,500          4.00   Cincinnati Bell, Inc., Tranche B Term Loan, 9/10/20        $    1,216,541
   650,100          4.00   GCI Holdings, Inc., New Term B Loan, 2/2/22                       651,725
 1,000,000          0.00   Level 3 Financing, Inc., Tranche B-II 2022 Term
                           Loan, 5/31/22                                                   1,006,875
 1,484,673          3.65   Virgin Media Investment Holdings, Ltd., F Facility,
                           6/30/23                                                         1,492,406
   696,249          3.50   Windstream Services LLC, Tranche B-5 Term Loan,
                           8/8/19                                                            695,089
                                                                                      --------------
                                                                                      $    5,062,636
----------------------------------------------------------------------------------------------------
                           Wireless Telecommunication Services -- 0.1%
 1,097,910          4.25   Altice US Finance I Corp., Initial Term
                           Loan, 12/14/22                                             $    1,106,007
   347,375          3.50   T-Mobile USA, Inc., Senior Lien Term Loan, 11/3/22                350,321
                                                                                      --------------
                                                                                      $    1,456,328
                                                                                      --------------
                           Total Telecommunication Services                           $    7,169,445
----------------------------------------------------------------------------------------------------
                           UTILITIES -- 0.3%
                           Electric Utilities -- 0.1%
 2,199,672          5.84   APLP Holdings LP, Term Loan, 4/12/23                       $    2,215,253
 1,161,000          3.00   Calpine Construction Finance Co., LP, Term B-1
                           Loan, 5/3/20                                                    1,155,558
   500,000          4.00   The Dayton Power & Light Co., Loan, 8/18/22                       507,500
                                                                                      --------------
                                                                                      $    3,878,311
----------------------------------------------------------------------------------------------------
                           Independent Power Producers & Energy
                           Traders -- 0.2%
   545,875          0.00   Calpine Corp., Term Loan (2015), 1/15/23                   $      549,423
   286,375          3.50   Calpine Corp., Term Loan, 5/28/22                                 287,494
   200,000          4.84   Dynegy, Inc., Term Loan, 6/27/23                                  201,542
   446,538          4.00   Dynegy, Inc., Tranche B-2 Term Loan, 4/23/20                      448,399

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16 87

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                           Independent Power Producers & Energy
                           Traders -- (continued)
 1,647,610          3.50   NRG Energy, Inc., Term Loan, 6/30/23                       $    1,653,617
   923,102          7.00   TerraForm AP Acquisition Holdings LLC, Term
                           Loan, 6/26/22                                                     918,486
                                                                                      --------------
                                                                                      $    4,058,961
                                                                                      --------------
                           Total Utilities                                            $    7,937,272
----------------------------------------------------------------------------------------------------
                           TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                           (Cost $165,633,063)                                        $  166,361,830
----------------------------------------------------------------------------------------------------
                           TEMPORARY CASH INVESTMENTS -- 4.4%
                           Repurchase Agreements -- 1.5%
13,410,000                 $13,410,000 ScotiaBank, 0.47%, dated 9/30/16
                           plus accrued interest on 10/3/16 collateralized by
                           the following:
                           $71,441 Freddie Mac Giant, 3.5%, 6/1/42 -- 9/1/42
                           $12,957,597 Federal National Mortgage Association,
                           2.5% -- 4.5%, 2/1/30-1/1/46
                           $639,440 Government National Mortgage Association,
                           3.0% -- 4.0%, 9/20/45-7/20/46
                           $10,258 U.S. Treasury Note, 2.125%, 5/15/25                $   13,410,000
13,410,000                 $13,410,000 RBC Capital Markets LLC, 0.44%,
                           dated 9/30/16 plus accrued interest on 10/3/16
                           collateralized by the following:
                           $66,552 Freddie Mac Giant, 3.5%, 1/1/46-5/1/46
                           $13,405,463 Federal National Mortgage Association,
                           2.5% -- 4.0%, 3/1/31 -- 9/1/46
                           $206,215 Government National Mortgage Association,
                           5.0%, 12/20/42                                                 13,410,000
13,410,000                 $13,410,000 TD Securities USA LLC, 0.50%, dated
                           9/30/16 plus accrued interest on 10/3/16
                           collateralized by $13,678,254 U.S. Treasury Notes,
                           0.875-2.25%, 9/15/19-11/15/24                                  13,410,000
                                                                                      --------------
                                                                                      $   40,230,000
----------------------------------------------------------------------------------------------------
                           Commercial Paper -- 1.5%
 1,200,000                 Dominion Resources, Inc., Commercial Paper,
                           10/4/16 (c)                                                $    1,199,903
 2,650,000                 Nissan Motor Corp. Acceptance, Commercial
                           Paper, 11/17/16 (c)                                             2,646,990
 2,650,000                 Dominion Resources Corp., Commercial Paper,
                           1/2/16 (c)                                                      2,647,998
 2,650,000                 Nissan Motor Corp. Acceptance, Commercial
                           Paper, 10/21/16 (c)                                             2,648,763
 3,375,000                 Electricite De France, Commercial Paper,
                           10/19/16 (c)                                                    3,373,758
 6,750,000                 Comcast Corp., Commercial Paper, 10/31/16 (c)                   6,745,228
20,115,000                 BNP Paribas SA, Commercial Paper, 10/3/16 (c)                  20,114,391
                                                                                      --------------
                                                                                      $   39,377,031
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

88 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16

----------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                                 Value
----------------------------------------------------------------------------------------------------
                           Certificates of Deposit -- 1.4%
   151,000                 BMO Harris Bank NA, Certificate of Deposit,
                           1.0%, 4/24/17                                              $      151,259
 1,460,000          1.30   Credit Agricole SA, Cerficicate of Deposit, 7/12/17             1,459,167
 1,715,000          1.13   Sumitomo Mitsui Banking Corp., New York, Certificate
                           of Deposit, Floating Rate Note, 5/2/17                          1,713,859
 1,874,000          1.07   Svenska Handelsbanken New York, NY, Certificate
                           of Deposit, Floating Rate Note, 1/27/17                         1,875,134
 2,480,000          1.25   Svenska Handelsbanken New York NY, Certificate
                           of Deposit, Floating Rate Note, 5/26/17                         2,480,387
 2,500,000          1.19   Bank of Nova Scotia Houston, Certificate of Deposit,
                           Floating Rate Note, 5/2/17                                      2,500,100
 2,500,000          0.94   Skandinaviska Enskilda Banken AB New York NY,
                           Certificate of Deposit, Floating Rate Note, 1/9/17              2,500,980
 2,535,000          1.07   Bank of Montreal, Certificate of Deposit, Floating
                           Rate Note, 2/2/17                                               2,534,815
 2,600,000          1.55   Bank of Montreal, Floating Rate Note, Certificate of
                           Deposit, 3/16/18                                                2,599,041
 2,604,000          0.80   Svenska Handelsbanken AS, Certificate of
                           Deposit, 12/2/16                                                2,604,794
 2,604,000          1.16   Skandinaviska Enskilda Banken AB New York NY,
                           Certificate of Deposit, Floating Rate Note, 2/24/17             2,606,149
 2,650,000          0.98   UBS AG, Certificate of Deposit, 1/31/17                         2,649,876
 2,850,000          0.75   Mizuho Bank, Ltd., Certificate of Deposit, 10/3/16              2,850,096
 3,000,000          1.12   Nordea Bank Finland Plc New York, Certificate of
                           Deposit, Floating Rate Note, 4/26/17                            3,001,065
 3,000,000          1.31   UBS AG, Floating Rate Note, Certificate of
                           Deposit, 5/25/17                                                3,002,427
 4,100,000          0.97   Mitsubishi TST, Certificate of Deposit, 12/14/16                4,101,642
                                                                                      --------------
                                                                                      $   38,630,791
----------------------------------------------------------------------------------------------------
                           TOTAL TEMPORARY CASH INVESTMENTS
                           (Cost $118,234,056)                                        $  118,237,822
----------------------------------------------------------------------------------------------------
                           TOTAL INVESTMENT IN SECURITIES -- 99.0%
                           (Cost $2,668,044,514) (a)                                  $2,668,287,145
----------------------------------------------------------------------------------------------------
                           OTHER ASSETS & LIABILITIES -- 1.0%                         $   25,835,754
----------------------------------------------------------------------------------------------------
                           TOTAL NET ASSETS -- 100.0%                                 $2,694,122,899
====================================================================================================

+          Amount rounds to less than 0.1%.

(Cat Bond) Catastrophe or Event Linked Bond. At September 30, 2016, the value of these securities amounted to $96,399,433, or 3.6% of total net assets. See Notes to Financial Statements -- Note 1H.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At September 30, 2016, the value of these securities amounted to $1,034,230,908 or 38.4% of total net assets.

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16 89

REIT       Real Estate Investment Trust.

REMICS     Real Estate Mortgage Investment Conduits.

ARM        Adjustable Rate Mortgage.

Strips     Separate trading of Registered interest and principal of securities.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
           Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit rate or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At September 30, 2016, the net unrealized depreciation on investments based on cost for federal income tax purposes of $2,672,574,256 was as follows:

             Aggregate gross unrealized appreciation for all investments in which
                there is an excess of value over tax cost                           $ 3,627,652
             Aggregate gross unrealized depreciation for all investments in which
                there is an excess of tax cost over value                            (7,914,763)
                                                                                    -----------
             Net unrealized depreciation                                            $(4,287,111)
                                                                                    ===========

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security issued with a zero coupon. Income is recognized through accretion of discount.

(d)        Rate to be determined.

(e) Structured reinsurance investment. At September 30, 2016, the value of these securities amounted to $37,351,702 or 1.4% of total net assets. See Notes to Financial Statements -- Note 1H.

(f)        Consists of Revenue Bonds unless otherwise indicated.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended September 30, 2016 were as follows:

--------------------------------------------------------------------------------
                                                Purchases        Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government Securities            $204,903,663     $173,555,205
Other Long-Term Securities                      $577,499,370     $500,559,494

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which PIM serves as the investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended September 30, 2016, the Fund engaged in purchases and sales pursuant to these procedures amounting to $15,087,067 and $0, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

90 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16

The following is a summary of the inputs used as of September 30, 2016, in valuing the Fund's assets:

-------------------------------------------------------------------------------------------------
                                  Level 1       Level 2           Level 3          Total
-------------------------------------------------------------------------------------------------
Asset Backed Securities           $       --    $  688,863,453    $           --   $  688,863,453
Collateralized Mortgage
  Obligations                             --       751,365,467                --      751,365,467
Corporate Bonds
  Insurance
    Reinsurance                                     91,428,308        42,322,827      133,751,135
  All Other Corporate Bonds               --       611,615,016                --      611,615,016
U.S. Government and
  Agency Obligations                      --       139,053,591                --      139,053,591
Municipal Bonds                           --        59,038,831                --       59,038,831
Senior Floating Rate
  Loan Interests                          --       166,361,830                --      166,361,830
Repurchase Agreements                     --        40,230,000                --       40,230,000
Commercial Paper                          --        39,377,031                --       39,377,031
Certificates of Deposit                   --        38,630,791                --       38,630,791
-------------------------------------------------------------------------------------------------
  Total                           $       --    $2,625,964,318    $   42,322,827   $2,668,287,145
=================================================================================================

The following is a reconciliation of assets valued using significant observable inputs (Level 3):

--------------------------------------------------------------------------------
                                                                    Corporate
                                                                    Bonds
--------------------------------------------------------------------------------
Balance as of 3/31/16                                               $25,387,932
Realized gain (loss)(1)                                                   5,295
Change in unrealized appreciation (depreciation)(2)                  (4,530,073)
Purchases                                                            15,671,158
Sales                                                                 5,788,515
Transfers in to Level 3*                                                     --
Transfers out of Level 3*                                                    --
--------------------------------------------------------------------------------
  Balance as of 9/30/16                                             $42,322,827
================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the six months ended September 30, 2016, there were no transfers between Levels 1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of investments still
     held as of 9/30/16                                                          $11,068,002
                                                                                 -----------

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16 91

Statement of Assets and Liabilities | 9/30/16 (unaudited)

ASSETS:
  Investment in securities (cost $2,668,044,514)                 $2,668,287,145
  Cash                                                               34,591,154
  Receivables --
     Investment securities sold                                      17,491,852
     Fund shares sold                                                30,406,042
     Interest                                                         4,953,251
  Unrealized appreciation on unfunded loan commitments                      567
  Other assets                                                          134,996
--------------------------------------------------------------------------------
         Total assets                                            $2,755,865,007
================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                             $   51,316,119
     Fund shares repurchased                                          9,199,578
     Distributions                                                      340,666
     Trustee fees                                                         3,468
  Due to affiliates                                                      72,438
  Accrued expenses                                                      809,839
--------------------------------------------------------------------------------
          Total liabilities                                      $   61,742,108
================================================================================
NET ASSETS:
  Paid-in capital                                                $2,712,880,229
  Undistributed net investment income                                 2,707,608
  Accumulated net realized loss on investments                      (21,708,136)
  Net unrealized appreciation on investments                            242,631
  Unrealized appreciation on unfunded loan commitments                      567
--------------------------------------------------------------------------------
         Total net assets                                        $2,694,122,899
================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $665,031,437/66,536,413 shares)             $         9.99
   Class C (based on $539,064,479/54,005,141 shares)             $         9.98
   Class C2 (based on $9,122,937/914,180 shares)                 $         9.98
   Class K (based on $6,142,218/614,069 shares)                  $        10.00
   Class Y (based on $1,474,761,828/147,531,218 shares)          $        10.00
MAXIMUM OFFERING PRICE:
   Class A ($10.00 (divided by) 97.5%)                           $        10.26
================================================================================

The accompanying notes are an integral part of these financial statements.

92 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16

Statement of Operations (unaudited)

For the Six Months Ended 9/30/16

INVESTMENT INCOME:
  Interest                                                           $29,105,133
----------------------------------------------------------------------------------------------
        Total investment income                                                    $29,105,133
==============================================================================================
EXPENSES:
  Management fees                                                    $ 4,141,431
  Transfer agent fees
     Class A                                                              36,510
     Class C                                                              48,838
     Class C2                                                              1,472
     Class K                                                                  52
     Class Y                                                             363,845
  Distribution fees
     Class A                                                             645,486
     Class C                                                           1,306,177
     Class C2                                                             24,843
  Shareholder communications expense                                     547,796
  Administrative expense                                                 421,461
  Custodian fees                                                          77,525
  Registration fees                                                       83,653
  Professional fees                                                       55,711
  Printing expense                                                        15,402
  Fees and expenses of nonaffiliated Trustees                             62,037
  Miscellaneous                                                          170,008
----------------------------------------------------------------------------------------------
     Total expenses                                                                $ 8,002,247
----------------------------------------------------------------------------------------------
         Net investment income                                                     $21,102,886
----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
UNFUNDED LOAN COMMITMENTS:
  Net realized gain (loss) on investments                                          $(2,199,670)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                     $16,778,372
     Unfunded loan commitments                                               567   $16,778,939
----------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments
     and unfunded loan commitments                                                 $14,579,269
----------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                             $35,682,155
==============================================================================================

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16 93

Statements of Changes in Net Assets

---------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended
                                                            3/31/16          Year Ended
                                                            (unaudited)      3/31/16
---------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                $   21,102,886   $    26,863,081
Net realized gain (loss) on investments and class actions       (2,199,670)       (2,690,112)
Change in net unrealized appreciation (depreciation)
  on investments and unfunded loan commitments                  16,778,939       (13,516,703)
---------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations  $   35,682,155   $    10,656,266
---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.07 and $0.12 per share, respectively)     $   (4,296,362)  $    (8,586,311)
      Class C ($0.05 and $0.09 per share, respectively)         (2,660,207)       (5,163,777)
      Class C2 ($0.05 and $0.09 per share, respectively)           (50,388)         (101,540)
      Class K ($0.08 and $0.14 per share, respectively)            (40,445)          (73,029)
      Class Y ($0.07 and $0.13 per share, respectively)        (10,421,574)      (18,130,486)
      Class Z* ($0.00 and $0.04 per share, respectively)                --            (7,120)
---------------------------------------------------------------------------------------------
         Total distributions to shareowners                 $  (17,468,976)  $   (32,062,263)
---------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                $  997,278,477   $ 2,214,104,786
Reinvestment of distributions                                   15,376,015        28,171,903
Cost of shares repurchased                                    (967,912,953)   (2,084,487,736)
---------------------------------------------------------------------------------------------
      Net increase in net assets resulting from
         Fund share transactions                            $   44,741,539   $   157,788,953
---------------------------------------------------------------------------------------------
      Net increase in net assets                            $   62,954,718   $   136,382,956
NET ASSETS:
Beginning of period                                         $2,631,168,181   $ 2,494,785,225
---------------------------------------------------------------------------------------------
End of period                                               $2,694,122,899   $ 2,631,168,181
---------------------------------------------------------------------------------------------
Undistributed (distributions in excess of)
  net investment income                                     $    2,707,608   $      (926,302)
=============================================================================================

*    Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

94 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16

----------------------------------------------------------------------------------------------------------
                                         Six Months    Year Ended
                                         Ended         Ended
                                         9/30/16       9/30/16             Year Ended     Year Ended
                                         Shares        Amount              3/31/16        3/31/16
                                         (unaudited)   (unaudited)         Shares         Amount
----------------------------------------------------------------------------------------------------------
Class A
Shares sold                               24,297,714   $    242,231,438      51,394,899   $   512,589,367
Reinvestment of distributions                390,718          3,894,075         790,234         7,870,694
Less shares repurchased                  (26,004,027)      (259,049,911)    (53,732,161)     (535,574,030)
----------------------------------------------------------------------------------------------------------
     Net decrease                         (1,315,595)  $    (12,924,398)     (1,547,028)  $   (15,113,969)
==========================================================================================================
Class C
Shares sold                               12,210,569   $    121,536,516      26,952,712   $   268,378,600
Reinvestment of distributions                264,091          2,628,698         512,978         5,102,845
Less shares repurchased                  (11,345,935)      (112,867,036)    (34,073,846)     (339,162,010)
----------------------------------------------------------------------------------------------------------
     Net increase (decrease)               1,128,725   $     11,298,178      (6,608,156)  $   (65,680,565)
==========================================================================================================
Class C2
Shares sold                                  106,881   $      1,062,312         480,794   $     4,784,862
Reinvestment of distributions                  2,410             23,991           5,430            54,011
Less shares repurchased                     (233,921)        (2,327,567)       (574,432)       (5,713,727)
----------------------------------------------------------------------------------------------------------
     Net decrease                           (124,630)  $     (1,241,264)        (88,208)  $      (874,854)
==========================================================================================================
Class K
Shares sold                                  115,078   $      1,149,324          55,702   $       556,671
Reinvestment of distributions                  4,055             40,445           7,329            73,038
Less shares repurchased                      (11,186)          (111,325)        (65,441)         (652,957)
----------------------------------------------------------------------------------------------------------
     Net increase (decrease)                 107,947   $      1,078,444          (2,410)  $       (23,248)
==========================================================================================================
Class Y
Shares sold                               63,341,024   $    631,298,887     143,234,574   $ 1,427,512,361
Reinvestment of distributions                881,198          8,788,806       1,512,571        15,066,282
Less shares repurchased                  (59,581,052)      (593,557,114)   (120,600,180)   (1,201,274,155)
----------------------------------------------------------------------------------------------------------
     Net increase                          4,641,170   $     46,530,579      24,146,965   $   241,304,488
==========================================================================================================
Class Z*
Shares sold or exchanged                          --   $             --          28,442   $       282,925
Reinvestment of distributions                     --                 --             506             5,033
Less shares repurchased                           --                 --        (212,381)       (2,110,857)
----------------------------------------------------------------------------------------------------------
     Net decrease                                 --   $             --        (183,433)  $    (1,822,899)
==========================================================================================================

*    Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16 95

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year         Year       Year       Year
                                                             9/30/16      Ended        Ended      Ended      Ended      5/1/11
                                                             (unaudited)  3/31/16      3/31/15    3/31/14    3/31/13    to 3/31/12
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $   9.92     $  10.00     $  10.07   $  10.08   $  10.02   $ 10.00
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.08(b)  $   0.10(b)  $   0.10   $   0.10   $   0.13   $  0.12
   Net realized and unrealized gain (loss) on investments        0.06        (0.06)       (0.05)     (0.01)      0.08      0.03
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.14     $   0.04     $   0.05   $   0.09   $   0.21   $  0.15
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.07)    $  (0.12)    $  (0.12)  $  (0.10)  $  (0.15)  $ (0.13)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   0.07     $  (0.08)    $  (0.07)  $  (0.01)  $   0.06   $  0.02
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   9.99     $   9.92     $  10.00   $  10.07   $  10.08   $ 10.02
====================================================================================================================================
Total return*                                                    1.38%        0.41%        0.54%      0.92%      2.14%     1.48%(a)
Ratio of net expenses to average net assets                      0.61%**      0.63%        0.63%      0.66%      0.72%     0.90%**
Ratio of net investment income (loss) to average net assets      1.64%**      1.01%        0.95%      0.93%      0.94%     1.45%**
Portfolio turnover rate                                            53%**        58%          45%        47%       101%       51%
Net assets, end of period (in thousands)                     $665,031     $673,352     $694,221   $570,468   $381,267   $48,160
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                          0.61%**      0.63%        0.63%      0.66%      0.72%     1.03%**
   Net investment income (loss) to average net assets            1.64%**      1.01%        0.95%      0.93%      0.94%     1.32%**
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a)  Not Annualized.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

96 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16

------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year         Year       Year       Year
                                                             9/30/16      Ended        Ended      Ended      Ended      5/1/11
                                                             (unaudited)  3/31/16      3/31/15    3/31/14    3/31/13    to 3/31/12
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $   9.91     $   9.99     $  10.05   $  10.07   $  10.02   $ 10.00
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.07(b)  $   0.07(b)  $   0.07   $   0.08   $   0.09   $  0.05
   Net realized and unrealized gain (loss) on investments        0.05        (0.06)       (0.04)     (0.03)      0.07      0.03
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.12     $   0.01     $   0.03   $   0.05   $   0.16   $  0.08
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.05)    $  (0.09)    $  (0.09)  $  (0.07)  $  (0.11)  $ (0.06)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   0.07     $  (0.08)    $  (0.06)  $  (0.02)  $   0.05   $  0.02
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   9.98     $   9.91     $   9.99   $  10.05   $  10.07   $ 10.02
====================================================================================================================================
Total return*                                                    1.22%        0.11%        0.34%      0.54%      1.61%     0.82%(a)
Ratio of net expenses to average net assets                      0.93%**      0.94%        0.94%      0.97%      1.03%     1.75%**
Ratio of net investment income (loss) to average net assets      1.32%**      0.70%        0.66%      0.62%      0.63%     0.52%**
Portfolio turnover rate                                            53%**        58%          45%        47%       101%       51%
Net assets, end of period (in thousands)                     $539,064     $524,030     $594,283   $575,457   $330,828   $11,643
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                          0.93%**      0.94%        0.94%      0.97%      1.03%     1.87%**
   Net investment income (loss) to average net assets            1.32%**      0.70%        0.66%      0.62%      0.63%     0.40%**
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a)  Not Annualized.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16 97

------------------------------------------------------------------------------------------------------------------------
                                                                    Six Months
                                                                    Ended          Year          Year
                                                                    9/30/16        Ended         Ended       8/1/13
                                                                    (unaudited)    3/31/16       3/31/15     to 3/31/14
------------------------------------------------------------------------------------------------------------------------
Class C2
Net asset value, beginning of period                                $  9.91        $  9.99       $ 10.05     $ 10.04
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                     $  0.07(b)     $  0.07(b)    $  0.06     $  0.07
   Net realized and unrealized gain (loss) on investments              0.05          (0.06)        (0.03)      (0.01)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                  $  0.12        $  0.01       $  0.03     $  0.06
------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                            $ (0.05)       $ (0.09)      $ (0.09)    $ (0.05)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                          $  0.07        $ (0.08)      $ (0.06)    $  0.01
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $  9.98        $  9.91       $  9.99     $ 10.05
========================================================================================================================
Total return*                                                          1.22%          0.11%         0.33%       0.56%(a)
Ratio of net expenses to average net assets                            0.93%**        0.94%         0.95%       0.99%**
Ratio of net investment income (loss) to average net assets            1.32%**        0.69%         0.66%       0.68%**
Portfolio turnover rate                                                  53%**          58%           45%         47%
Net assets, end of period (in thousands)                            $ 9,123        $10,292       $11,258     $ 3,699
========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a)  Not Annualized.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

98 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16

-----------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended       Year        Year      Year
                                                             9/30/16     Ended       Ended     Ended        12/20/12
                                                             (unaudited) 3/31/16     3/31/15   3/31/14      to 3/31/13
-----------------------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                         $  9.93     $ 10.01     $ 10.07   $ 10.08      $ 10.09
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.09(c)  $  0.12(c)  $  0.14   $  0.12      $  0.03
   Net realized and unrealized gain (loss) on investments       0.06       (0.06)      (0.06)    (0.00)(a)     0.01
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.15     $  0.06     $  0.08   $  0.12      $  0.04
-----------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.08)    $ (0.14)    $ (0.14)  $ (0.13)     $ (0.05)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  0.07     $ (0.08)    $ (0.06)  $ (0.01)     $ (0.01)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 10.00     $  9.93     $ 10.01   $ 10.07      $ 10.08
=======================================================================================================================
Total return*                                                   1.49%       0.64%       0.83%     1.16%        0.43%(b)
Ratio of net expenses to average net assets                     0.40%**     0.42%       0.41%     0.41%        0.53%**
Ratio of net investment income (loss) to average net assets     1.85%**     1.24%       1.28%     1.19%        1.25%**
Portfolio turnover rate                                           53%**       58%         45%       47%         101%
Net assets, end of period (in thousands)                     $ 6,142     $ 5,026     $ 5,091   $    10      $    10
=======================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a)  Amount rounds to less than $0.01 or $(0.01) per share.

(b)  Not Annualized.

(c) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16 99

------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended         Year        Year         Year      Year
                                                             9/30/16       Ended       Ended        Ended     Ended      5/1/11
                                                             (unaudited)   3/31/16     3/31/15      3/31/14   3/31/13    to 3/31/12
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $     9.93    $    10.01  $    10.07   $  10.09  $  10.03   $ 10.00
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $     0.09(b) $     0.11  $     0.11   $   0.12  $   0.14   $  0.14
   Net realized and unrealized gain (loss) on investments          0.05         (0.06)      (0.03)     (0.02)     0.09      0.04
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $     0.14    $     0.05  $     0.08   $   0.10  $   0.23   $  0.18
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $    (0.07)   $    (0.13) $    (0.14)  $  (0.12) $  (0.17)  $ (0.15)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $     0.07    $    (0.08) $    (0.06)  $  (0.02) $   0.06   $  0.03
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $    10.00    $     9.93  $    10.01   $  10.07  $  10.09   $ 10.03
====================================================================================================================================
Total return*                                                      1.46%         0.54%       0.79%      0.99%     2.35%     1.79%(a)
Ratio of net expenses to average net assets                        0.50%**       0.51%       0.51%      0.54%     0.55%     0.67%**
Ratio of net investment income (loss) to average net assets        1.74%**       1.15%       1.08%      1.05%     1.11%     1.72%**
Portfolio turnover rate                                              53%**         58%         45%        47%      101%       51%
Net assets, end of period (in thousands)                     $1,474,762    $1,418,468  $1,188,107   $912,810  $608,818   $99,533
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses top average net assets                           0.50%**       0.51%       0.51%      0.54%     0.55%     0.80%**
   Net investment income (loss) to average net assets              1.74%**       1.15%       1.08%      1.05%     1.11%     1.59%**
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a)  Not Annualized.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

100 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16

Notes to Financial Statements | 9/30/16 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Multi-Asset Ultrashort Income Fund (the Fund) is one of three portfolios comprising Pioneer Series Trust X, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.

The Fund offers five classes of shares designated as Class A, Class C, Class C2, Class K and Class Y shares. Class Z shares were converted to Class Y shares as of the close of business on August 7, 2015. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of accounting policies followed by the Fund in the preparation of its financial statements:

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16 101

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Valuations may be supplemented by dealers and other sources, as required. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     Foreign securities are valued in U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing service. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

102 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16

     Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

     Securities or loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At September 30, 2016, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.   Investment Income and Transactions

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16 103

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized appreciation or depreciation on investments.

D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2016, the Fund had not accrued any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years are subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

104 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended March 31, 2016 was as follows:

     ---------------------------------------------------------------------------
                                                                            2016
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                 $32,062,263
     ---------------------------------------------------------------------------
        Total                                                        $32,062,263
     ===========================================================================

     The following shows the components of distributable earnings on a federal income tax basis at March 31, 2016:

     ---------------------------------------------------------------------------
                                                                           2016
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                 $  3,926,949
     Capital loss carryforward                                      (19,506,709)
     Dividends payable                                                 (325,266)
     Unrealized depreciation                                        (21,065,483)
     ---------------------------------------------------------------------------
          Total                                                    $(36,970,509)
     ===========================================================================

     The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds and the tax treatment of premium and amortization.


E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $3,956 in underwriting commissions on the sale of Class A shares during the six months ended September 30, 2016.

F.   Class Allocations

     Income, common expenses, and realized and unrealized appreciation and depreciation are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class C2 shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent, for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16 105

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class C, Class C2, Class K and Class Y shares can reflect different transfer agent and distribution expense rates.

G.   Risks

     The value of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund. Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and the issuers' inability to meet their debt obligations. Certain securities in which the Fund invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund's ability to meet its obligations (including obligations to redeeming shareholders). The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.   Insurance Linked-Securities (ILS)

     The Fund invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event, as defined within the terms of an event-linked

106 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16 bond occurs, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange traded instruments.

     Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILW's are generally subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments and therefore the Fund's assets are placed at greater risk of loss than if PIM had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

I.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16 107 subcustodian of the Fund. The Fund's investment adviser, PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities. Open repurchase agreements as of September 30, 2016 are disclosed in the Fund's Schedule of Investments.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate equal to 0.35% of the Fund's average daily net assets up to $1 billion and 0.30% on assets over $1 billion. For the six months ended September 30, 2016, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.32% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $50,234 in management fees, administrative costs and certain other reimbursements payable to PIM at September 30, 2016.

3. Transfer Agent

Boston Financial Data Services, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

Pioneer Investment Management Shareholder Services, Inc., a wholly owned indirect subsidiary of UniCredit, provided substantially all transfer agent and shareowner services to the Fund at negotiated rates.

108 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings and outgoing phone calls. For the six months ended September 30, 2016, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $ 31,474
Class C                                                                   51,406
Class C2                                                                     665
Class K                                                                      149
Class Y                                                                  464,102
--------------------------------------------------------------------------------
    Total                                                               $547,796
================================================================================

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class C2 shares. Pursuant to the Plan, the Fund pays PFD 0.20% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 0.50% of the average daily net assets attributable to Class C and Class C2 shares. The fee for Class C and Class C2 shares consists of a 0.25% service fee and a 0.25% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C and Class C2 shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $22,204 in distribution fees payable to PFD at September 30, 2016.

In addition, redemptions of each class of shares (except Class K and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. For Class C2 shares redemptions of shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K and Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended September 30, 2016, CDSCs of $27,809 were paid to PFD.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16 109 may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 10, 2016, was in the amount of $240 million. As of February 10, 2016, the facility is in the amount of $220 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended September 30, 2016, the Fund had no borrowings under the credit facility.

6. Delayed Draw Loan Commitments

Bridge loans are designed to provide temporary or "bridge" financing to a borrower pending the sale of identified assets or the arrangement of longer term loans or the issuance and sale of debt obligations.

As of September 30, 2016, the Fund had one bridge loan commitment worth $41,712, which could be extended at the option of the borrower, pursuant to the following loan agreement:

--------------------------------------------------------------------------------
                                                                   Unrealized
Loan                           Principal    Cost        Value      Appreciation
--------------------------------------------------------------------------------
Allied Universal Holdco LLC
   Delay Draw Loan             41,543       $41,145     $41,712    $567
--------------------------------------------------------------------------------
   Total                       41,543       $41,145     $41,712    $567
================================================================================

110 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Multi-Asset Ultrashort Income Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2016 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2016 and May 2016. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings in connection with the review of the Fund's investment advisory agreement.

In March 2016, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio managers in the Fund. In May 2016, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in July and September 2016.

At a meeting held on September 13, 2016, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16 111

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They also discuss the Fund's performance with PIM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund's shareowners.

112 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate above a certain asset level. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the third quintile relative to its Morningstar peer group and in the third quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered that the expense ratio of the Fund's Class Y shares for the most recent fiscal year was in the fifth quintile relative to its Morningstar peer group and in the fifth quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund, and noted the impact of expenses relating to small accounts and omnibus accounts on transfer and sub-transfer agency expenses generally. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements. The Trustees also considered information showing significant expense reimbursements by the sponsors of the other funds in the peer groups.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients, or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16 113

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoint in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

114 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16 115

Trustees, Officers and Service Providers

Trustees                                   Advisory Trustee
Thomas J. Perna, Chairman                  Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman                       Officers
Margaret B.W. Graham                       Lisa M. Jones, President and Chief
Marguerite A. Piret                           Executive Officer
Fred J. Ricciardi                          Mark E. Bradley, Treasurer and
Kenneth J. Taubes                             Chief Financial Officer
                                           Christopher J. Kelley, Secretary and
                                              Chief Legal Officer

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

* Ms. Monchak is a non-voting Advisory Trustee.

116 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/16

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2016 Pioneer Investments 25249-05-1116

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust X


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date November 30, 2016


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date November 30, 2016


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date November 30, 2016

* Print the name and title of each signing officer under his or her signature.